As filed with the Securities and Exchange Commission on April 21, 2016
1933 Act Registration No. 333-186895
1940 Act Registration No. 811-09763

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 7
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 336
Lincoln New York Account N for Variable Annuities
(Exact Name of Registrant)
Lincoln ChoicePlus AssuranceSM (Prime)
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
(Name of Depositor)
100 Madison Street, Suite 1860
Syracuse, New York 13202
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (315) 428-8400
Robert O. Sheppard, Esquire
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, New York 13202
(Name and Address of Agent for Service)
Copy to:
Mary Jo Ardington, Esquire
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, Indiana 46802
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2016, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on ______________ pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

Lincoln ChoicePlus AssuranceSM (Prime)
Individual Variable Annuity Contracts
Lincoln New York Account N for Variable Annuities
May 1, 2016
Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com
Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2348
Fort Wayne, IN 46801-2348
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York (Lincoln New York or Company). This contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide income over a certain period of time, or for life, subject to certain conditions. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners. Certain benefits described in this prospectus are no longer available.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.
At this time, the only fixed account available is for dollar cost averaging purposes.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
AB VPS Small/Mid Cap Value Portfolio
American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund*
American Funds Insurance Series®:
American Funds Managed Risk Asset Allocation FundSM
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Global Allocation Portfolio
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Core Portfolio
Lincoln Variable Insurance Products Trust:
LVIP American Century Select Mid Cap Managed Volatility Fund*
(formerly LVIP American Century VP Mid Cap Value

Managed Volatility Fund)
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)
LVIP BlackRock Emerging Markets Managed Volatility Fund*
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund*
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund*
LVIP BlackRock U.S. Opportunities Managed Volatility Fund*
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Growth Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Government Money Market Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
(formerly LVIP Invesco V.I. Comstock Managed Volatility Fund)
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund**
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP VIP Mid Cap Managed Volatility Portfolio*
LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Total Return Series*
MFS® VIT Utilities Series
PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio
*Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
**The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Licensee. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write:

Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Automatic Annual Step-up—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, the Income Base, as applicable, will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Cross-reinvestment—An optional additional service that automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement Period—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs, subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0.
Guaranteed Annual Income Amount Annuity Payout Option—A payout option available under Lincoln Lifetime

IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Income Base—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln New York (we, us, our, Company)—Lincoln Life & Annuity Company of New York.
Living Benefit Rider—A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (version 4) and i4LIFE® Advantage (without the Guaranteed
Income Benefit). Riders that are no longer available for purchase include Lincoln Lifetime IncomeSM Advantage 2.0. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Purchase Payments—Amounts paid into the contract.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 and i4LIFE® Advantage, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	7.00%
Transfer charge:[2]	$25
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.
[2]	The transfer charge will not be imposed on the first 12 transfers during a Contract Year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for a contract that has elected i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

TABLE A

Annual Account Fee:[1]	$35

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.45%
Administrative Charge	0.10%
Total Separate Account Expenses	1.55%
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	1.20%
Administrative Charge	0.10%
Total Separate Account Expenses	1.30%
Account Value Death Benefit
Mortality and Expense Risk Charge	1.15%
Administrative Charge	0.10%
Total Separate Account Expenses	1.25%

Optional Living Benefit Rider Charges:	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):[3,4]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	The mortality and expense risk charge and administrative charge rates together are 1.40% on and after the Annuity Commencement Date.
[3]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.
[4]	The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.

TABLE B
Annual Account Fee:[1]	$35

i4LIFE® Advantage without
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.95%
Guarantee of Principal Death Benefit	1.70%
Account Value Death Benefit	1.65%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4):[3]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.95%	3.95%
Current Charge	2.60%	2.80%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.70%	3.70%
Current Charge	2.35%	2.55%
Account Value Death Benefit
Guaranteed Maximum Charge	3.65%	3.65%
Current Charge	2.30%	2.50%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.65% during the Lifetime Income Period.
[3]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4).

TABLE C
Annual Account Fee:[1]	$35

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.55%
Guarantee of Principal Death Benefit	1.30%
Account Value Death Benefit	1.25%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk):[2]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions – i4LIFE Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk). The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2015. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.46%	2.02%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.46%	1.71%
The following table shows the expenses charged by each fund for the year ended December 31, 2015:
(as a percentage of each fund’s average net assets):
	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
AB VPS Global Thematic Growth Portfolio - Class B	0.75%		0.25%		0.26%		0.00%		1.26%	0.00%	1.26%
AB VPS Small/Mid Cap Value Portfolio - Class B	0.75%		0.25%		0.07%		0.00%		1.07%	0.00%	1.07%
American Century VP Balanced Fund - Class II	0.90%		0.25%		0.01%		0.00%		1.16%	0.00%	1.16%
American Funds Managed Risk Asset Allocation FundSM - Class P2(1)	0.15%		0.25%		0.29%		0.27%		0.96%	-0.06%	0.90%
BlackRock Global Allocation V.I. Fund - Class III(2)	0.62%		0.25%		0.25%		0.00%		1.12%	-0.13%	0.99%
ClearBridge Variable Mid Cap Core Portfolio - Class II	0.75%		0.25%		0.10%		0.00%		1.10%	0.00%	1.10%
Delaware VIP® Diversified Income Series - Service Class(3)	0.58%		0.30%		0.09%		0.00%		0.97%	-0.05%	0.92%
Delaware VIP® Emerging Markets Series - Service Class(4)	1.25%		0.30%		0.12%		0.00%		1.67%	-0.05%	1.62%

	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
Delaware VIP® Limited-Term Diversified Income Series - Service Class(5)	0.48%		0.30%		0.08%		0.00%		0.86%	-0.05%	0.81%
Delaware VIP® REIT Series - Service Class(5)	0.75%		0.30%		0.10%		0.00%		1.15%	-0.05%	1.10%
Delaware VIP® Small Cap Value Series - Service Class(5)	0.72%		0.30%		0.08%		0.00%		1.10%	-0.05%	1.05%
Delaware VIP® Smid Cap Growth Series - Service Class(6)	0.74%		0.30%		0.09%		0.00%		1.13%	-0.05%	1.08%
Delaware VIP® U.S. Growth Series - Service Class(5)	0.65%		0.30%		0.10%		0.00%		1.05%	-0.05%	1.00%
Delaware VIP® Value Series - Service Class (5)	0.63%		0.30%		0.08%		0.00%		1.01%	-0.05%	0.96%
Deutsche Alternative Asset Allocation VIP Portfolio - Class B(7)	0.31%		0.25%		0.27%		1.12%		1.95%	-0.24%	1.71%
Fidelity® VIP Contrafund® Portfolio - Service Class 2	0.55%		0.25%		0.08%		0.00%		0.88%	0.00%	0.88%
Fidelity® VIP Growth Portfolio - Service Class 2	0.55%		0.25%		0.09%		0.00%		0.89%	0.00%	0.89%
Fidelity® VIP Mid Cap Portfolio - Service Class 2	0.55%		0.25%		0.08%		0.00%		0.88%	0.00%	0.88%
Franklin Income VIP Fund - Class 2	0.45%		0.25%		0.01%		0.00%		0.71%	0.00%	0.71%
Franklin Mutual Shares VIP Fund - Class 2	0.69%		0.25%		0.04%		0.00%		0.98%	0.00%	0.98%
Invesco V.I. International Growth Fund - Series II Shares(8)	0.71%		0.25%		0.30%		0.01%		1.27%	-0.01%	1.26%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2(9)	0.60%		0.25%		0.73%		0.20%		1.78%	-0.56%	1.22%
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class(10)	0.75%		0.35%		0.07%		0.84%		2.01%	-0.76%	1.25%
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class(11)	0.25%		0.35%		0.02%		0.37%		0.99%	0.00%	0.99%
LVIP American Global Growth Allocation Managed Risk Fund - Service Class(11)	0.25%		0.35%		0.02%		0.40%		1.02%	0.00%	1.02%
LVIP American Global Growth Fund - Service Class II(12)	0.52%		0.55%		0.10%		0.00%		1.17%	0.00%	1.17%
LVIP American Global Small Capitalization - Service Class II(13)	0.69%		0.55%		0.15%		0.00%		1.39%	-0.01%	1.38%
LVIP American Growth Fund - Service Class II(12)	0.33%		0.55%		0.08%		0.00%		0.96%	0.00%	0.96%
LVIP American Growth-Income Fund - Service Class II(12)	0.27%		0.55%		0.06%		0.00%		0.88%	0.00%	0.88%
LVIP American International Fund - Service Class II(12)	0.50%		0.55%		0.10%		0.00%		1.15%	0.00%	1.15%
LVIP Baron Growth Opportunities Fund - Service Class(13)	1.00%		0.25%		0.05%		0.00%		1.30%	-0.04%	1.26%
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class(14)	0.73%		0.25%		0.05%		0.00%		1.03%	-0.12%	0.91%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class(15)	0.55%		0.25%		0.21%		0.05%		1.06%	-0.02%	1.04%
LVIP BlackRock Global Allocation V.I. Managed Risk Fund - Service Class (16)	0.75%		0.35%		0.03%		0.71%		1.84%	-0.67%	1.17%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class(17)	0.25%		0.35%		0.12%		0.14%		0.86%	0.00%	0.86%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(18)	0.42%		0.25%		0.04%		0.01%		0.72%	0.00%	0.72%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class(17)	0.25%		0.35%		0.12%		0.13%		0.85%	0.00%	0.85%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Service Class(19)	0.75%		0.25%		0.31%		0.00%		1.31%	-0.21%	1.10%
LVIP Blended Core Equity Managed Volatility Fund - Service Class(20)	0.64%		0.35%		0.07%		0.67%		1.73%	-0.71%	1.02%
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class(21)	0.74%		0.25%		0.06%		0.00%		1.05%	-0.08%	0.97%
LVIP Blended Mid Cap Managed Volatility Fund - Service Class(22)	0.75%		0.25%		0.07%		0.00%		1.07%	-0.04%	1.03%
LVIP Clarion Global Real Estate Fund - Service Class	0.68%		0.25%		0.06%		0.00%		0.99%	0.00%	0.99%
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class(23)	0.69%		0.35%		0.26%		0.72%		2.02%	-0.85%	1.17%
LVIP Delaware Bond Fund - Service Class	0.31%		0.35%		0.04%		0.00%		0.70%	0.00%	0.70%
LVIP Delaware Diversified Floating Rate Fund - Service Class(24)	0.58%		0.25%		0.05%		0.00%		0.88%	-0.03%	0.85%
LVIP Delaware Social Awareness Fund - Service Class	0.37%		0.35%		0.05%		0.00%		0.77%	0.00%	0.77%

	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
LVIP Delaware Special Opportunities Fund - Service Class	0.39%		0.35%		0.05%		0.00%		0.79%	0.00%	0.79%
LVIP Dimensional International Core Equity Fund - Service Class(25)	0.75%		0.25%		0.27%		0.00%		1.27%	-0.34%	0.93%
LVIP Dimensional International Equity Managed Volatility Fund - Service Class(26)	0.25%		0.25%		0.05%		0.52%		1.07%	-0.04%	1.03%
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	0.34%		0.35%		0.05%		0.00%		0.74%	0.00%	0.74%
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class(27)	0.72%		0.25%		0.04%		0.00%		1.01%	-0.29%	0.72%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class(28)	0.25%		0.25%		0.04%		0.30%		0.84%	0.00%	0.84%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(29)	0.25%		0.25%		0.03%		0.15%		0.68%	-0.05%	0.63%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class(30)	0.65%		0.25%		0.06%		0.00%		0.96%	0.00%	0.96%
LVIP Franklin Templeton Value Managed Volatility Fund - Service Class(31)	0.65%		0.35%		0.06%		0.59%		1.65%	-0.66%	0.99%
LVIP Global Conservative Allocation Managed Risk Fund - Service Class(32)	0.25%		0.25%		0.02%		0.40%		0.92%	0.00%	0.92%
LVIP Global Growth Allocation Managed Risk Fund - Service Class(32)	0.25%		0.25%		0.02%		0.40%		0.92%	0.00%	0.92%
LVIP Global Income Fund - Service Class(33)	0.65%		0.25%		0.07%		0.00%		0.97%	-0.07%	0.90%
LVIP Global Moderate Allocation Managed Risk Fund - Service Class(32)	0.25%		0.25%		0.02%		0.42%		0.94%	0.00%	0.94%
LVIP Government Money Market Fund - Service Class	0.38%		0.25%		0.05%		0.00%		0.68%	0.00%	0.68%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class(34)	0.60%		0.35%		0.09%		0.69%		1.73%	-0.62%	1.11%
LVIP Invesco Select Equity Managed Volatility Fund - Service Class(35)	0.65%		0.35%		0.08%		0.59%		1.67%	-0.59%	1.08%
LVIP JPMorgan High Yield Fund - Service Class(36)	0.63%		0.25%		0.05%		0.00%		0.93%	-0.03%	0.90%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class(30)	0.73%		0.25%		0.05%		0.00%		1.03%	0.00%	1.03%
LVIP MFS International Equity Managed Volatility Fund - Service Class(37)	0.85%		0.25%		0.06%		0.77%		1.93%	-0.71%	1.22%
LVIP MFS International Growth Fund - Service Class(38)	0.82%		0.25%		0.06%		0.00%		1.13%	-0.10%	1.03%
LVIP MFS Value Fund - Service Class	0.61%		0.25%		0.05%		0.00%		0.91%	0.00%	0.91%
LVIP Mondrian International Value Fund - Service Class	0.67%		0.25%		0.06%		0.00%		0.98%	0.00%	0.98%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class(39)	0.25%		0.35%		0.24%		0.49%		1.33%	-0.14%	1.19%
LVIP PIMCO Low Duration Bond Fund - Service Class	0.50%		0.25%		0.07%		0.00%		0.82%	0.00%	0.82%
LVIP Select Core Equity Managed Volatility Fund - Service Class(40)	0.70%		0.35%		0.04%		0.58%		1.67%	-0.64%	1.03%
LVIP SSGA Bond Index Fund - Service Class(41)	0.40%		0.25%		0.05%		0.00%		0.70%	-0.12%	0.58%
LVIP SSGA Conservative Index Allocation Fund - Service Class(42)	0.25%		0.25%		0.08%		0.30%		0.88%	-0.13%	0.75%
LVIP SSGA Conservative Structured Allocation Fund - Service Class(43)	0.25%		0.25%		0.04%		0.32%		0.86%	-0.10%	0.76%
LVIP SSGA Developed International 150 Fund - Service Class(44)	0.33%		0.25%		0.06%		0.00%		0.64%	-0.01%	0.63%
LVIP SSGA Emerging Markets 100 Fund - Service Class(45)	0.34%		0.25%		0.12%		0.00%		0.71%	-0.01%	0.70%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class(46)	0.40%		0.25%		0.03%		0.28%		0.96%	-0.10%	0.86%
LVIP SSGA International Index Fund - Service Class(47)	0.40%		0.25%		0.08%		0.00%		0.73%	-0.08%	0.65%
LVIP SSGA International Managed Volatility Fund - Service Class(48)	0.76%		0.25%		0.13%		0.39%		1.53%	-0.64%	0.89%
LVIP SSGA Large Cap 100 Fund - Service Class(49)	0.31%		0.25%		0.03%		0.00%		0.59%	-0.01%	0.58%
LVIP SSGA Large Cap Managed Volatility Fund - Service Class(50)	0.70%		0.25%		0.06%		0.20%		1.21%	-0.51%	0.70%
LVIP SSGA Moderate Index Allocation Fund - Service Class(51)	0.25%		0.25%		0.04%		0.29%		0.83%	-0.10%	0.73%
LVIP SSGA Moderate Structured Allocation Fund - Service Class(51)	0.25%		0.25%		0.02%		0.32%		0.84%	-0.10%	0.74%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class(51)	0.25%		0.25%		0.04%		0.29%		0.83%	-0.10%	0.73%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class(51)	0.25%		0.25%		0.03%		0.34%		0.87%	-0.10%	0.77%

	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
LVIP SSGA S&P 500 Index Fund - Service Class	0.17%		0.25%		0.04%		0.00%		0.46%	0.00%	0.46%
LVIP SSGA Small-Cap Index Fund - Service Class	0.32%		0.25%		0.05%		0.00%		0.62%	0.00%	0.62%
LVIP SSGA Small-Mid Cap 200 Fund - Service Class(52)	0.35%		0.25%		0.06%		0.00%		0.66%	-0.01%	0.65%
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class(53)	0.90%		0.25%		0.06%		0.34%		1.55%	-0.71%	0.84%
LVIP T. Rowe Price Growth Stock Fund - Service Class	0.67%		0.25%		0.04%		0.00%		0.96%	0.00%	0.96%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	0.70%		0.25%		0.05%		0.00%		1.00%	0.00%	1.00%
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class(54)	0.70%		0.25%		0.07%		0.54%		1.56%	-0.45%	1.11%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(55)	0.25%		0.25%		0.05%		0.09%		0.64%	-0.05%	0.59%
LVIP Vanguard International Equity ETF Fund - Service Class(55)	0.25%		0.25%		0.07%		0.16%		0.73%	-0.05%	0.68%
LVIP VIP Mid Cap Managed Volatility Portfolio - Service Class(56)	0.69%		0.35%		0.15%		0.59%		1.78%	-0.74%	1.04%
LVIP Wellington Capital Growth Fund - Service Class	0.69%		0.25%		0.05%		0.00%		0.99%	0.00%	0.99%
LVIP Wellington Mid-Cap Value Fund - Service Class(57)	0.88%		0.25%		0.09%		0.00%		1.22%	-0.01%	1.21%
MFS® VIT Growth Series - Service Class	0.71%		0.25%		0.05%		0.00%		1.01%	0.00%	1.01%
MFS® VIT Total Return Series - Service Class(58)	0.66%		0.25%		0.04%		0.00%		0.95%	-0.05%	0.90%
MFS® VIT Utilities Series - Service Class	0.73%		0.25%		0.06%		0.00%		1.04%	0.00%	1.04%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class(59)	0.74%		0.25%		0.17%		0.11%		1.27%	-0.11%	1.16%
Templeton Global Bond VIP Fund - Class 2	0.46%		0.25%		0.06%		0.00%		0.77%	0.00%	0.77%
(1)	The investment adviser is currently waiving a portion of its management fees equal to .05% of the fund's net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May1, 2017, unless modified or terminated by the fund's board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund's board.
(2)	As described in the “Management of the Funds” section of the Fund's prospectus, Blackrock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2016. Blackrock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to .07% of average daily net assets until May 1, 2016. Each of these contractual agreements may be terminated upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(3)	Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 29, 2016 through May 1, 2017. These waivers and reimbursements may be terminated only by agreement of the Distributor and the Series.
(4)	The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding, in an aggregate amount, 1.35% of the Series’ average daily net assets from April 29, 2016 through May 1, 2017. These fee waivers and expense reimbursements apply only to expenses paid directly by the Series. The waivers and reimbursements may only be terminated by agreement of the Manager and the Series. Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 29, 2016 through May 1, 2017. These waivers and reimbursements may be terminated only by agreement of the Distributor and the Series.
(5)	Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 29, 2016 through May 1, 2017. These waivers and reimbursements may be terminated only by agreement of the Distributor and the Series.
(6)	Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 29, 2016 through May 1, 2017 or, if longer, until the Series is offered under new participation agreements or under new contracts with existing companies (other than the update and modification of existing contracts in the normal course of business that may require registration or re-registration under state insurance laws as a new insurance contract, provided the new insurance contract effectively replaces the current insurance contract). These waivers and reimbursements may be terminated only by agreement of the Distributor and the Series.
(7)	Through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.59% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.12%). The agreement may be terminated with the consent of the fund's Board.
(8)	Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the

Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. The fee waiver agreement cannot be terminated during its term.
(9)	The Portfolio’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 2 Shares (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.03% of the average daily net assets. The Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio’s investment in such money market funds. These waivers are in effect through 4/30/2017, at which time the adviser and/or its affiliates will determine whether to renew or revise them.
(10)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.69% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.06% of the Fund’s average daily net assets for the Standard Class (and 0.41% for the Service Class). Both agreements will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other Expenses were restated to reflect the current fee structure of the fund. AFFE is based on estimated amounts for the current fiscal year. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(11)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(12)	The amounts set forth under “Management Fee” and “Other Expenses” reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.
(13)	The amounts set forth under “Management Fee” and “Other Expenses” reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Other Expenses of the Fund exceed 0.10% of the average daily net assets of the Service Class II of the Fund. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(14)	Other expenses have been restated to reflect the current fee structure of the fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.11% on the first $750 million of the Fund’s average daily net assets; and 0.15% of the Fund’s average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(15)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Other expenses have been restated to reflect the current fee structure of the fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.02% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(16)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.67% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Other Expenses were restated to reflect the current fee structure of the fund. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(17)	Other expenses and AFFE are based on estimates for the current fiscal year. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(18)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(19)	Other expenses are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.85% of the Funds average daily net assets for the Standard Class (and 1.10% for Service Class). The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. Other Expenses were restated to reflect the current fee structure of the fund. The Expense Reimbursement was restated to reflect the current expense limitation of the Fund.
(20)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.64% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.00% of the Fund’s average daily net assets for the Standard Class (and 0.35% for the Service Class). Both agreements will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other Expenses were restated to reflect the current fee structure of the fund. AFFE is based on estimated amounts for the current fiscal year.
(21)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% on the first $100 million of the Fund’s average daily net assets and 0.07% of the Fund’s average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other Expenses were restated to reflect the current fee structure of the fund. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(22)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% on the first $25 million of the Fund’s average daily net assets; 0.07% on the next $50 million of the Fund’s average daily net assets; 0.02% on the next $225 million of the Fund’s average daily net assets; 0.04% on the next $300 million of the Fund’s average daily net assets; and 0.07% on the next $200 million of the Fund’s average daily net assets.

The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other Expenses were restated to reflect the current fee structure of the fund. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(23)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.66% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.10% of the Funds average daily net assets for the Standard Class (and 0.45% for Service Class). The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. Other Expenses were restated to reflect the current fee structure of the fund. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(24)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $2 billion of the Fund’s average daily net assets; and 0.05% of the Fund’s average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(25)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.17% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.68% of the Fund’s average daily net assets for the Standard Class (and 0.93% for Service Class). Both agreements will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(26)	AFFE is based on estimated amounts for the current fiscal year. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.04% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other Expenses were restated to reflect the current fee structure of the fund. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(27)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.29% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.
(28)	AFFE is based on estimated amounts for the current fiscal year. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Other Expenses were restated to reflect the current fee structure of the fund.
(29)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(30)	Other Expenses were restated to reflect the current fee structure of the fund.
(31)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.62% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.05% of the Fund’s average daily net assets for the Standard Class (and 0.40% for the Service Class). Both agreements will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other Expenses were restated to reflect the current fee structure of the fund. AFFE is based on estimated amounts for the current fiscal year. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(32)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(33)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(34)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.55% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.07% of the Fund’s average daily net assets for the Standard Class (and 0.42% for the Service Class). Both agreements will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other Expenses were restated to reflect the current fee structure of the fund. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(35)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.51% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.14% of the Fund’s average daily net assets for the Standard Class (and 0.49% for the Service Class). Both agreements will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other Expenses were restated to reflect the current fee structure of the fund. AFFE is based on estimated amounts for the current fiscal year. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(36)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets in excess of $250 million. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(37)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.65% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.20% of the Fund’s average daily net assets for the Standard Class (and 0.45% for the Service Class). Both agreements will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. AFFE is based on estimated amounts for the current fiscal year. Other Expenses were restated to reflect the current fee structure of the fund.
(38)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.11% on the first $400 million of the Fund’s average daily net assets; and 0.10% of the Fund’s average daily net assets in excess of $400 million. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(39)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.35% of the Fund’s average daily net assets for the Standard Class (and 0.70% for the Service Class). The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other Expenses were restated to reflect the current fee structure of the fund. The Expense Reimbursement was restated to reflect the current expense reimbursement of the Fund.
(40)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.62% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.10% of the Fund’s average daily net assets for the Standard Class (and 0.45% for the Service Class). Both agreements will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. AFFE is based on estimated amounts for the current fiscal year. Other Expenses were restated to reflect the current fee structure of the fund. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(41)	The Fee Waiver was restated to reflect the current fee waiver of the Fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.08% of the first $500 million of the Fund's average daily net assets; 0.122% on the next $1.5 billion of the Fund's average daily net assets and 0.152% of the Fund’s average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(42)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.20% of the Fund’s average daily net assets for the Standard Class (and 0.45% for the Service Class). Both agreements will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(43)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(44)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the first $50 million of the Fund's average daily net assets and 0.01% on next $450 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(45)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.065% of the first $50 million of the Fund's average daily net assets and 0.025% on next $50 million of the Fund’s average daily net assets and 0.005% on next $400 million of the Fund’s average daily net assets The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(46)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(47)	The Fee Waiver was restated to reflect the current fee waiver of the Fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.052% on the first $1 billion of the Fund’s average daily net assets; and 0.10% of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(48)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.53% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.25% of the Fund’s average daily net assets for the Standard Class (and 0.50% for the Service Class). Both agreements will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other Expenses were restated to reflect the current fee structure of the fund. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(49)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.08% of the first $50 million of the Fund's average daily net assets and 0.015% on next $450 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(50)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.47% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.25% of the Fund’s average daily net assets for the Standard Class (and 0.50% for the Service Class). Both agreements will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other Expenses were restated to reflect the current fee structure of the fund. The Fee Waiver was restated to reflect the current fee waiver of the Fund.

(51)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(52)	The Fee Waiver was restated to reflect the current fee waiver of the Fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.065% of the first $50 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(53)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.67% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.25% of the Fund’s average daily net assets for the Standard Class (and 0.50% for the Service Class). Both agreements will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other Expenses were restated to reflect the current fee structure of the fund. The Fee Waiver was restated to reflect the current fee waiver of the Fund. AFFE is based on estimated amounts for the current fiscal year.
(54)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.45% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.
(55)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(56)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.61% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.10% of the Fund’s average daily net assets for the Standard Class (and 0.45% for the Service Class). Both agreements will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other Expenses were restated to reflect the current fee structure of the fund. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(57)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the first $25 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(58)	MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.90% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2017.
(59)	PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the “CRRS Subsidiary”) to PIMCO. The CRRS Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”)which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE® Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,298	$2,376	$3,430	$5,715
2) If you annuitize or do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$598	$1,776	$2,930	$5,715
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,261	$2,305	$3,381	$5,962
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$561	$1,705	$2,881	$5,962
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts – Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln New York. This prospectus primarily describes the variable side of the contract.
What is the Variable Annuity Account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you will have more restrictive Investment Requirements. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value, or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
If you withdraw Purchase Payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.

We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of the contracts, see The Contracts – Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract.
What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0) or a minimum Annuity Payout (i4LIFE® Advantage (Managed Risk) and i4LIFE® Advantage with or without the Guaranteed Income Benefit. If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.

Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (version 4) and i4LIFE® Advantage without the Guaranteed Income Benefit. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for election only at the time the contract is purchased, unless your contract was issued prior to August 26, 2013. The following Living Benefit Rider is no longer available for purchase: Lincoln Lifetime IncomeSM Advantage 2.0.
What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase which provides annual guaranteed periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, if certain conditions are met. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. To continue these payments for life, you must elect i4LIFE® Advantage or an Annuity Payout option under this contract. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in the preceding Benefit Year), Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for election only at the time the contract is purchased, unless your contract was issued prior to August 26, 2013. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Investment Requirements.
A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided a lower Guaranteed Annual Income amount percentage and less restrictive Investment Requirements. This version is no longer available for purchase.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. During the Access Period, you have access to your Account Value, which means you have a Death Benefit and may surrender the contract or make withdrawals. For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. The charge is imposed only during the i4LIFE® Advantage payout phase, and is based on the i4LIFE® Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.
What is i4LIFE® Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. The Guaranteed Income Benefit may be purchased when you elect i4LIFE® Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE® Advantage Guaranteed Income Benefit. If you previously elected a Living Benefit Rider, your Income Base under that rider may be used to establish the amount of the initial Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE® Advantage. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Investment Requirements.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals and Federal Tax Matters.
Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.

Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2015 financial statements of the VAA and the December 31, 2015 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class II): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
This fund will be available on or about June 22, 2016. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	American Funds Managed Risk Asset Allocation FundSM (Class P2): To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.
BlackRock Variable Series Funds, Inc.,advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.

•	Emerging Markets Series (Service Class): Long-term capital appreciation.
•	Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Growth Series (Service Class): Long-term capital appreciation.
•	U.S. Growth Series (Service Class): Long-term capital appreciation.
•	Value Series (Service Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 2): Maximize long-term return.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century Select Mid Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP American Century VP Mid Cap Value Managed Volatility Fund)
•	LVIP American Global Balanced Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital; a fund of funds.(3)
•	LVIP American Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
•	LVIP American Global Growth Fund (Service Class II): Long-term growth of capital; a master-feeder fund.
•	LVIP American Global Small Capitalization Fund (Service Class II): Long-term growth of capital; a master-feeder fund.
•	LVIP American Growth Fund (Service Class II): Growth of capital; a master-feeder fund.
•	LVIP American Growth-Income Fund (Service Class II): Long-term growth of capital and income; a master-feeder fund.
•	LVIP American International Fund (Service Class II): Long-term growth of capital; a master-feeder fund.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.(4)
(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.(4)
This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3) This fund will be available on or about June 22, 2016. Consult your registered representative.
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
This fund will be available on or about June 22, 2016. Consult your registered representative.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Service Class): Long-term capital appreciation.(4) This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP Blended Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.(4)
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.(4)
•	LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4)
•	LVIP Delaware Bond Fund (Service Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Social Awareness Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4)
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.(4)
•	LVIP Franklin Templeton Value Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(3)
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
•	LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
•	LVIP Government Money Market Fund (Service Class)(1): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Service Class): Capital appreciation and current income; a fund of funds.(4)
•	LVIP Invesco Select Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP Invesco V.I. Comstock Managed Volatility Fund)
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.(4)
•	LVIP MFS International Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Service Class): Capital appreciation.

•	LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4)
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP Select Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4)
•	LVIP SSGA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP SSGA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP SSGA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.(2)
•	LVIP SSGA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index(1), which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA SMID Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP VIP Mid Cap Managed Volatility Portfolio (Service Class): Capital appreciation; a fund of funds.(4) This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Service Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Total Return Series (Service Class): Total return. This fund will be available on or about June 22, 2016. Consult your registered representative.

•	MFS® VIT Utilities Series (Service Class): Total return.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class): Maximum real return, consistent with prudent investment management.
1	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
2	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.
3	The fund’s risk management style is not a guarantee, and the fund’s shareholders may experience losses. The fund employs hedging strategies designed to provide for downside protection during sharp downward movements in equity markets. The use of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other un-hedged funds and the effectiveness of such strategies may be impacted during periods of rapid or extreme market events.
4	Fund’s managed volatility strategy is not a guarantee, and the fund’ s shareholder may experience losses. The fund employs hedging strategies designed to reduce overall portfolio volatility. The use of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to un-hedged funds and the effectiveness of such strategies may be impacted during periods of rapid or extreme market events.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge;
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit (GOP)	Account Value Death Benefit
Mortality and expense risk charge	1.45%	1.20%	1.15%
Administrative charge	0.10%	0.10%	0.10%
Total annual charge for each Subaccount	1.55%	1.30%	1.25%

Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6	7+
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payments	7%	7%	6%	6%	5%	4%	3%	0
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary since the Purchase Payment was invested;
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to 10% of the current Contract Value or 10% of the total Purchase Payments (this does not apply upon surrender of the contract);
•	A surviving spouse at the time he or she assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
•	A surrender or withdrawal of any Purchase Payments as a result of admittance of the Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
•	A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
•	Purchase Payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;
•	Regular Income Payments made under i4LIFE® Advantage including any payments to provide the i4LIFE® Advantage Guaranteed Income Benefits or periodic payments made under any Annuity Payout option made available by us;
•	A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner and has existed continuously for 12 months;
•	A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
•	Withdrawals up to the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.	The free amount will be withdrawn from Purchase Payments on a first in-first out (“FIFO”) basis.
2.	Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) until exhausted; then
•	from earnings until exhausted.
3.	On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
•	from earnings until exhausted; then
•	from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.
We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.

If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Account Fee
During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. The account fee will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary (or date of surrender).
Transfer Fee
We reserve the right to charge a fee of up to $25 for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The current annual rider charge rate is 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge rate for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years, an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit Year anniversary, the annual rider charge rate may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the 5% Enhancement, your current charge rate will remain in effect, and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this rider charge rate increase. See The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no further rider charge will be deducted.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is: 1.65% for the i4LIFE® Advantage Account Value Death Benefit; 1.70% for the i4LIFE® Guarantee of Principal Death Benefit; and 1.95% for the i4LIFE® Advantage EGMDB. During the Lifetime Income Period, the rate for all Death Benefit options is 1.65%. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date, which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 pay different charges for i4LIFE® Advantage. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0.
i4LIFE® Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge rate of 0.65% of the Account Value (single life option), which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.30% for the i4LIFE® Advantage Account Value Death Benefit; 2.35% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.60% for the i4LIFE® Advantage EGMDB.
If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge rate of 0.85% of the Account Value which is added to the i4LIFE® Advantage charge rate for a total current charge rate, computed daily as follows: 2.50% for the i4LIFE® Advantage Account Value Death Benefit; 2.55% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.80% for the i4LIFE® Advantage EGMDB. These charge rates replace the Separate Account Annual Expenses for the base contract.
The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 2.00% (Managed Risk and version 4) of the Account Value. If we automatically administer the step-up (Managed Risk and version 4) for you and your charge rate is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date on which the step-up occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
Currently, i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0. If you previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0, you may carry over certain features of that rider to elect the version of i4LIFE® Advantage Guaranteed Income Benefit available to you. If you make this election, the current charge will be the initial charge for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions from the VAA. The charges and calculations described earlier for i4LIFE® Advantage Guaranteed Income Benefit will not apply.
The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) discussion below applies to Lincoln Lifetime IncomeSM Advantage 2.0 unless otherwise indicated.
For Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The current initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. The total annual Subaccount charges of 1.55% for the EGMDB, 1.30% for the Guarantee of Principal Death Benefit and 1.25% for the Account Value Death Benefit also apply. Contractowners are guaranteed that in the future the guaranteed maximum initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)(version 4) will be the guaranteed maximum charge that was in effect at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
The charge will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example shows how the initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge. The example is a nonqualified contract and assumes the Contractowner is a 60 year old male on the effective date of electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit (Managed Risk) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05% (single life option). The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 except for the different initial Guaranteed Income Benefit rates for Lincoln Lifetime IncomeSM Advantage 2.0 set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)
1/1/14 Initial i4LIFE® Advantage Account Value	$100,000
1/1/14 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	$125,000
1/1/14 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($125,000 x 1.05% current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) (charge is assessed against the Income Base since it is larger than the Account Value)	$1,312.50
1/2/14 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/14 Initial Guaranteed Income Benefit (4% x $125,000 Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/15 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/15 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment)	$5,175
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,312.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,358.44
If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE® Advantage Guaranteed Income Benefit charge.)
Continuing the above example:

1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	$1,358.44
1/2/16 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/16 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment)	$5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge increases from 1.05% to 1.15%.
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,358.44 x ($5,550 / $5,175) x (1.15% / 1.05%))	$1,595.63
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550 / $5,175) and then multiplied by the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge (1.15% / 1.05%).
If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%. Currently, there is no premium tax levied for New York residents.
Other Charges and Deductions
The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Servicing Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Servicing Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. We may surrender your contract in accordance with New York law, if your Contract Value drops below $2,000 for any reason, including if your Contract Value drops due to the performance of the Subaccounts you selected. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts.
These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a is $2,000.
If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Servicing Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a Contract Year. Transfers are limited to twelve (12) (within and/or between the variable and fixed Subaccounts) per Contract Year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Servicing Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Servicing Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Servicing Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Servicing Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any Death Benefit or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Servicing Office. If we receive a surrender or withdrawal request in Good Order at our Servicing Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Servicing Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing Office. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions – Surrender Charge and Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period.
Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner

upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Servicing Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)
Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The Guarantee of Principal Death Benefit may be discontinued by completing the Change of Death Benefit form and sending it to our Servicing Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will begin deducting the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk); or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.
You may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Servicing Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will begin deducting the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.
General Death Benefit Information
Only one of these Death Benefits may be in effect at any one time. Your Death Benefit terminates on and after the Annuity Commencement Date, or if you elect i4LIFE® Advantage. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Servicing Office.
Investment Requirements
If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements, which means you will be limited in how much you can invest in certain Subaccounts of your contract. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you will have more restrictive Investment Requirements. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
Investment Requirements apply whether you purchase a Living Benefit Rider at contract issue, or if you add a Living Benefit Rider to an existing contract. You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
You can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

Investment Requirements for Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you must allocate your Contract Value among one or more of the following Subaccounts.
Group 1
Investments must be at least 20% (30% for riders elected prior to January 20, 2015) of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) if in effect)	Group 2 Investments cannot exceed 80% (70% for riders elected prior to January 20, 2015) of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional / Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Fund Index	American Funds Managed Risk Asset Allocation FundSM
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S.Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP U.S. Growth Allocation Managed Risk Fund
	LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP BlackRock Emerging Markets Managed Volatility Fund
The fixed account is only available for dollar cost averaging.

As an alternative to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Managed Risk Asset Allocation FundSM
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP BlackRock Global Allocation V. I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional / Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund

Investment Requirements for other Living Benefit Riders purchased on or after February 8, 2016. If you elected i4LIFE® Advantage Guaranteed Income Benefit (version 4) on or after February 8, 2016, you must allocate your Contract Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit if in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional / Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund	AB VPS Small/Mid Cap Value Portfolio
BlackRock Global Allocation V.I. Fund
Delaware VIP® Small Cap Value Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Mid Cap Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. International Growth Fund
JPMorgan Insurance Trust Global Allocation Portfolio
LVIP American Global Growth Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP Baron Growth Opportunities Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Mid-Cap Value Fund
MFS® VIT Growth Series	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Delaware VIP® Smid Cap Growth Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP American Global Small Capitalization Fund
LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
The fixed account is only available for dollar cost averaging.
As an alternative to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Income Fund

•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund

Investment Requirements for other Living Benefit Riders purchased prior to February 8, 2016. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you must allocate your Contract Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit if in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional / Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund	Any of the Subaccounts offered under the contract, except for funds in Group 3, the fixed account and these listed below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP Clarion Global Real Estate Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
The ClearBridge Variable Mid Cap Core Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, PIMCO VIT CommodityRealReturn® Strategy Portfolio and Templeton Global Bond VIP Fund are not available with these riders. The fixed account is only available for dollar cost averaging.
As an alternative to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Managed Risk Asset Allocation FundSM
•	BlackRock Global Allocation VI Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund

Living Benefit Riders
The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or a minimum Annuity Payout (i4LIFE® Advantage Guaranteed Income Benefit). Another Living Benefit Rider which is no longer available for purchase is also discussed: Lincoln Lifetime IncomeSM Advantage 2.0. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without the Guaranteed Income Benefit).
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
•	Guaranteed periodic withdrawals up to the Guaranteed Annual Income amount (with certain exceptions listed later, up to the Contractowner's age 80 on qualified contracts and up to the Contractowner's age 95 (or the younger of you and your spouse if the joint life option is elected) for nonqualified contracts) which is based upon a guaranteed Income Base (an initial value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);

•	Lifetime income available through i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option which must be elected by specific ages set forth below;
•	A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement; and
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.
In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life and joint life options, you may receive guaranteed income payments for life through the election of i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option. If an election is not made, the Lincoln Lifetime IncomeSM Advantage 2.0 rider will terminate. Except as specified below, this election must be made by the Contractowner's age 80 for qualified contracts and up to the Contractowner's (or joint owner's if younger) age 95 for nonqualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who own their riders through the fifth Benefit Year anniversary must elect i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option prior to age 85 for qualified contracts or age 99 for nonqualified contracts.

Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.
Availability. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased, unless the contract was issued prior to August 26, 2013. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. For nonqualified contracts the Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger (age 76 for qualified contracts) at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE® Advantage, which is an Annuity Payout option. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.
If you purchased your contract prior to January 6, 2014, and you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination and also comply with your existing Living Benefit Rider’s termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the “Termination” section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0, you are required to adhere to Investment Requirements for other Living Benefit Riders.
In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.
If you elect this rider at contract issue, it will be effective on the contract’s effective date. For contracts issued prior to August 26, 2013, if you elect the rider after the contract is issued, the rider will be effective on the next Valuation Date following approval by us.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the charge rate may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in the preceding Benefit Year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the tenth Benefit Year anniversary. You will have the option to opt out of the enhancements after the tenth Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must be under age 86.
Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05 = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during the preceding Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
If during the first ten Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the tenth Benefit Year anniversary the annual rider charge rate may increase to the current charge rate each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual charge rate of 2.00%. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
If your charge rate for this rider is increased due to a 5% Enhancement that occurs after the tenth Benefit Year anniversary, you may opt out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement. You may not opt out of the 5% Enhancement if the current charge rate for the rider increases due to additional Purchase Payment made during the preceding Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in these years when a withdrawal has occurred.
If your charge rate for this rider is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. As stated above, if you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancement through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the tenth Benefit Year anniversary. You will have the option to opt out of the enhancements after the tenth Benefit Year. See the earlier Income Base section. You may not opt out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year as long as your Guaranteed Annual Income amount is greater than zero until the last day to elect either i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option set forth above. At that time, you must elect i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout option to receive guaranteed income payments for life. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.
The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age

70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Guaranteed Annual Income Percentages by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	3.00%	55 – 5	3.00%
59 – 64	3.50%	59 – 64	3.50%
65 – 69	4.50%	65 – 69	4.00%
70+	5.00%	70+	4.50%

If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.
The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (single life option) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 on the rider’s effective date (4% Guaranteed Annual Income percentage), and makes an initial Purchase Payment of $200,000 into the contract:

Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date when Contractowner is still age 60	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person).
When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):

The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:
Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000
The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion by which the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 ÷ $56,600)
Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 - $12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)
On the following Benefit Year anniversary the Contract Value has been reduced due to a declining market, but the Income Base is unchanged:
Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached age 80 (qualified contracts) or age 95 (younger of you or your spouse for the joint life option) (nonqualified contracts) and have not elected i4LIFE® Advantage Guaranteed Income Benefit, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who own their riders through the 5th Benefit Year anniversary have until the Contractowner has reached age 85 (qualified contracts) or age 99 (younger of you or your spouse for the joint life option) (nonqualified contracts) to elect the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit or the EGMDB. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86 (age 76 for qualified contracts), may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon the death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	upon surrender of the contract;
•	upon termination of the underlying annuity contract;
•	on the final day of the Contractowner's eligibility to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or the Guaranteed Annual Income Amount Annuity Payout Option.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who previously purchased any version of Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.
This discussion applies to Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and wish to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), and to Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 and wish to elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).
Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to terminate their rider and elect i4LIFE® Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE®

Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE® Advantage to establish the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If the decision to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is made because it is the last day of the Contractowner's eligibility to elect i4LIFE® Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts.
If you choose to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) single life option. If you terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person’s age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts – Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.
The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000
Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
a) Contract Value $80,000
b) Sum of Purchase Payments $100,000

c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
a) $80,000 - $9,000 = $71,000 (reduction $9,000)
b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)
($95,000 - $5,067 = $89,933 [$95,000 x ($4,000/$75,000) = $5,067] Proportionate reduction of Excess Withdrawal. Total reduction = $10,067.
c) $150,000 - $16,875 = $133,125 [$150,000 x $9,000/$80,000 = $16,875] The entire $9,000 withdrawal reduced the Death Benefit option proportionately. Total reduction = $16,875.
Item c) provides the largest Death Benefit of $133,125.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected after the effective date of the contract and before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Servicing Office. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 for nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began. See The Contracts – i4LIFE® Advantage Death Benefits.

Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Servicing Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment Return (“AIR”). These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. You may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the AIR. AIR rates of 3%, 4%, or 5% may be available. As of February 15, 2016, the 5% AIR is no longer available for i4LIFE® Advantage elections. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value, less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:

•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Total i4LIFE® Regular Income Payment	$25,000
Additional Withdrawal	$15,000	($15,000/$150,000=10% withdrawal)
Account Value at the time of Additional Withdrawal	$150,000
Death Benefit Value after i4LIFE® Regular Income Payment = $200,000 - $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
Reduction in Death Benefit Value for Withdrawal = $175,000 x 10% = $17,500
The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at our Servicing Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Servicing Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.
When determining the highest anniversary value, if you elected the EGMDB in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Servicing Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Servicing Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the Account Value. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. There are two versions of i4LIFE®Advantage Guaranteed Income Benefit currently available for purchase – i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4).
i4LIFE® Advantage Guaranteed Income Benefit is an optional feature that provides a Guaranteed Income Benefit and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to your version of i4LIFE® Advantage Guaranteed Income Benefit. You will be subject to Investment Requirements applicable to your rider for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider. See i4LIFE® Advantage Guaranteed Income Benefit – Termination for more information. All of the other terms and conditions of i4LIFE® Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased a Living Benefit Rider prior to electing i4LIFE® Advantage Guaranteed Income Benefit.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0) who decides to terminate that rider to purchase i4LIFE® Advantage is guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.
You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the Guaranteed Income

Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. If you intend to use the Income Base from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who wish to elect i4LIFE® Advantage Guaranteed Income Benefit must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4). The following discussion applies to both Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable tables below.
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections or for prior purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 –58	3.50%
59 – 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections or for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base *	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base *
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 – 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

If the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the

Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value). This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit (Managed Risk) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit (Managed Risk) for i4LIFE® Advantage elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2014 Amount of initial Regular Income Payment	$4,801
8/1/2014 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2014 Initial Guaranteed Income Benefit (4% x $100,000 Account Value)	$4,000
8/1/2015 Recalculated Regular Income Payment	$6,000
8/1/2015 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Contractowner’s Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider’s effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the Guaranteed Income Benefit at the terms in effect for purchasers of this rider. If the Contractowner terminates Lincoln Lifetime IncomeSM Advantage 2.0 and purchases i4LIFE® Advantage Guaranteed Income Benefit (version 4) on the last day the Contractowner is eligible to purchase i4LIFE® Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts.
The following is an example of how the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that on the date that i4LIFE® Advantage Guaranteed Income Benefit is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.
Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit is elected)	$100,000
Income Base on date i4LIFE® Advantage Guaranteed Income Benefit is elected:	$140,000
Amount of initial Regular Income Payment	$5,411	per year
Initial Guaranteed Income Benefit (4.5% x $140,000 Income Base which is greater than $100,000 Account Value)	$6,300
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 4% AIR will be used to calculate the Regular Income Payments;
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years or the difference between your age (nearest birthday) and age 100. The minimum Access Period required for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements may apply if you use the greater of the Account Value or Income Base (less amounts paid since the last automatic step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85

•	The maximum Access Period available is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced, but the i4LIFE® Advantage Guaranteed Income Benefit will not be affected. If you choose to shorten your Access Period, the i4LIFE® Advantage Guaranteed Income Benefit will terminate.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with nonqualified and qualified (IRAs and Roth IRAs) contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are the only versions of the Guaranteed Income Benefit currently available for election.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)
Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made.
Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice.
For IRA annuity contracts, upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, your i4LIFE® Advantage Death Benefit will terminate, and the Account Value Death Benefit will be in effect. The i4LIFE® Advantage charge will end, and the charge for the Account Value Death Benefit will begin. All earnings in the contract will be subject to income taxation in the year of the termination. A termination will be treated as a surrender for income tax purposes. If you choose to keep your underlying contract in force, this transaction will be treated as a repurchase for purposes of calculating future income taxes. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect to annuitize their Income Base under the Guaranteed Annual Income Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, or the Guaranteed Annual Income Amount Annuity Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Servicing Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Servicing Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. Annuity payouts cannot commence within twelve months of the effective date of the contract. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:

•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. The AIR of 5% is no longer available for new elections of i4LIFE® Advantage. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York State Department of Financial Services as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. At this time, the fixed account is available for dollar cost averaging only. Please contact your registered representative for further information.
Small Contract Surrenders
We may surrender your contract, in accordance with New York law if:
•	your Contract Value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for three (3) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month.
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms is 5.75% of Purchase Payments, plus 0.25% annual trail compensation beginning in years two through seven, and 0.35% annual trail compensation in years eight and beyond. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling

Firms is 5.75% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2014 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.

Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.

Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner’s Purchase Payments in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Death Benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to Lincoln Life & Annuity Company of New York at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No applicable surrender charges will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
IRA purchasers will receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
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Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
AB VPS Global Thematic Growth
2013	13.238	16.023	1*	N/A	N/A	N/A	N/A	N/A	N/A
2014	16.023	16.535	35	12.763	13.203	24	16.527	17.106	2
2015	16.535	16.711	29	13.203	13.378	26	17.106	17.341	2
AB VPS Small/Mid Cap Value
2013	21.114	28.613	1*	14.166	19.245	4	N/A	N/A	N/A
2014	28.613	30.693	30	19.245	20.696	117	29.538	31.781	5
2015	30.693	28.500	26	20.696	19.266	114	31.781	29.599	5
American Funds Managed Risk Asset Allocation
2014	11.885	12.285	5	12.411	12.351	7	N/A	N/A	N/A
2015	12.285	11.967	181	12.351	12.061	108	N/A	N/A	N/A
BlackRock Global Allocation V.I.
2013	12.852	14.479	1*	12.969	14.647	1*	N/A	N/A	N/A
2014	14.479	14.532	283	14.647	14.737	1270	14.681	14.779	44
2015	14.532	14.165	309	14.737	14.401	1290	14.779	14.449	51
ClearBridge Variable Mid Cap Core
2014	10.305	10.546	14	10.349	10.563	30	10.282	10.566	1*
2015	10.546	10.590	13	10.563	10.633	40	N/A	N/A	N/A
Delaware VIP® Diversified Income
2013	16.271	15.793	1*	15.303	14.891	2	N/A	N/A	N/A
2014	15.793	16.325	391	14.891	15.431	1424	16.254	16.852	37
2015	16.325	15.858	488	15.431	15.028	1557	16.852	16.420	42
Delaware VIP® Emerging Markets
2013	N/A	N/A	N/A	17.925	19.437	1*	N/A	N/A	N/A
2014	19.025	17.184	71	19.437	17.601	262	19.521	17.685	14
2015	17.184	14.420	68	17.601	14.806	286	17.685	14.885	13
Delaware VIP® Limited-Term Diversified Income
2013	11.880	11.543	1*	N/A	N/A	N/A	N/A	N/A	N/A
2014	11.543	11.529	288	11.793	11.809	1096	11.843	11.865	89
2015	11.529	11.423	255	11.809	11.730	1020	11.865	11.792	105
Delaware VIP® REIT
2013	N/A	N/A	N/A	14.081	14.167	1*	N/A	N/A	N/A
2014	22.052	28.036	30	14.167	18.056	169	22.766	29.031	4
2015	28.036	28.577	29	18.056	18.450	159	29.031	29.680	5
Delaware VIP® Small Cap Value
2013	22.186	29.091	1*	14.434	18.973	1*	N/A	N/A	N/A
2014	29.091	30.253	30	18.973	19.780	255	30.032	31.326	3
2015	30.253	27.862	29	19.780	18.263	220	31.326	28.937	4
Delaware VIP® Smid Cap Growth
2013	N/A	N/A	N/A	16.326	22.719	1*	N/A	N/A	N/A
2014	28.535	28.903	30	22.719	23.069	67	29.459	29.929	9
2015	28.903	30.539	33	23.069	24.436	82	29.929	31.717	6
Delaware VIP® U.S. Growth
2013	15.586	20.632	1*	12.622	16.751	2	N/A	N/A	N/A
2014	20.632	22.851	4	16.751	18.599	41	21.300	23.662	12
2015	22.851	23.642	7	18.599	19.291	52	23.662	24.555	4
Delaware VIP® Value
2013	17.188	22.572	2	12.819	16.876	1*	N/A	N/A	N/A
2014	22.572	25.269	22	16.876	18.941	78	23.301	26.165	6
2015	25.269	24.721	21	18.941	18.576	81	26.165	25.674	7

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Deutsche Alternative Asset Allocation VIP
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	12.928	13.141	23	13.077	13.326	84	13.108	13.365	11
2015	13.141	12.093	45	13.326	12.293	103	13.365	12.335	13
Fidelity® VIP Contrafund
2013	19.187	24.740	3	13.765	17.793	4	N/A	N/A	N/A
2014	24.740	27.199	128	17.793	19.610	522	25.541	28.163	20
2015	27.199	26.891	141	19.610	19.437	527	28.163	27.929	22
Fidelity® VIP Growth
2013	14.993	20.077	1*	12.523	16.811	1*	N/A	N/A	N/A
2014	20.077	21.945	31	16.811	18.422	88	20.726	22.723	2
2015	21.945	23.100	27	18.422	19.439	110	22.723	23.990	2
Fidelity® VIP Mid Cap
2013	14.915	19.954	3	15.200	20.386	7	N/A	N/A	N/A
2014	19.954	20.832	132	20.386	21.337	449	20.474	21.439	14
2015	20.832	20.177	133	21.337	20.718	417	21.439	20.828	17
Franklin Income VIP
2013	13.159	14.763	5	13.378	15.047	4	N/A	N/A	N/A
2014	14.763	15.207	264	15.047	15.538	580	15.104	15.605	16
2015	15.207	13.917	349	15.538	14.255	602	15.605	14.324	27
Franklin Mutual Shares VIP
2013	N/A	N/A	N/A	10.769	13.634	4	N/A	N/A	N/A
2014	13.380	14.112	65	13.634	14.417	272	13.689	14.482	5
2015	14.112	13.209	68	14.417	13.528	262	14.482	13.596	4
Invesco V.I. International Growth
2014	27.671	25.791	1	10.320	9.631	4	N/A	N/A	N/A
2015	25.791	24.730	4	9.631	9.258	32	N/A	N/A	N/A
JPMIT Global Allocation
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Century VP Mid Cap Value Managed Volatility
2014	10.117	11.202	64	9.708	11.230	152	10.922	11.236	2
2015	11.202	10.562	228	11.230	10.615	453	11.236	10.626	19
LVIP American Global Balanced Allocation Managed Risk
2014	9.948	10.059	5	10.159	10.069	13	N/A	N/A	N/A
2015	10.059	9.662	114	10.069	9.696	88	N/A	N/A	N/A
LVIP American Global Growth Allocation Managed Risk
2014	10.094	9.922	66	10.183	9.932	129	N/A	N/A	N/A
2015	9.922	9.428	493	9.932	9.461	394	N/A	N/A	N/A
LVIP American Global Growth
2013	13.285	16.833	1*	13.367	16.980	1*	N/A	N/A	N/A
2014	16.833	16.884	32	16.980	17.074	67	17.010	17.113	3
2015	16.884	17.717	37	17.074	17.962	96	17.113	18.012	5
LVIP American Global Small Capitalization
2013	11.721	14.748	1*	11.795	14.878	1*	N/A	N/A	N/A
2014	14.748	14.767	21	14.878	14.934	87	14.696	14.968	4
2015	14.767	14.518	20	14.934	14.720	89	14.968	14.760	4
LVIP American Growth
2013	13.548	17.295	1*	13.633	17.447	12	N/A	N/A	N/A
2014	17.295	18.414	81	17.447	18.622	233	17.478	18.665	2
2015	18.414	19.303	100	18.622	19.571	262	18.665	19.625	3
LVIP American Growth-Income
2013	13.496	17.677	1*	13.581	17.833	1*	N/A	N/A	N/A
2014	17.677	19.192	85	17.833	19.409	182	17.864	19.453	5
2015	19.192	19.108	102	19.409	19.373	200	19.453	19.426	5
LVIP American International
2013	N/A	N/A	N/A	12.035	14.392	1*	N/A	N/A	N/A
2014	14.266	13.625	34	14.392	13.780	142	14.417	13.810	11
2015	13.625	12.767	38	13.780	12.944	158	13.810	12.979	12

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Baron Growth Opportunities
2013	13.101	18.068	2	13.319	18.414	2	N/A	N/A	N/A
2014	18.068	18.654	56	18.414	19.059	109	18.485	19.142	6
2015	18.654	17.490	59	19.059	17.915	107	19.142	18.002	6
LVIP BlackRock Emerging Markets Managed Volatility
2013	10.975	9.928	1*	10.984	9.961	1*	N/A	N/A	N/A
2014	9.928	9.273	175	9.961	9.327	489	9.968	9.339	11
2015	9.273	7.741	229	9.327	7.806	836	9.339	7.819	19
LVIP BlackRock Equity Dividend Managed Volatility
2013	10.964	12.729	4	N/A	N/A	N/A	N/A	N/A	N/A
2014	12.729	12.938	320	13.005	13.251	911	13.059	13.313	24
2015	12.938	12.090	427	13.251	12.414	1293	13.313	12.478	39
LVIP BlackRock Global Allocation V.I. Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	10.411	10.194	474	10.428	10.236	2391	10.431	10.244	17
2015	10.194	9.570	518	10.236	9.633	3190	10.244	9.646	49
LVIP BlackRock Inflation Protected Bond
2013	11.641	10.480	4	11.718	10.575	13	N/A	N/A	N/A
2014	10.480	10.616	430	10.575	10.739	1585	10.594	10.764	32
2015	10.616	10.138	482	10.739	10.281	1658	10.764	10.310	42
LVIP BlackRock U.S. Opportunities Managed Volatility
2015	10.166	8.993	35	10.168	9.008	127	10.168	9.011	8
LVIP Clarion Global Real Estate
2013	N/A	N/A	N/A	8.180	8.320	1*	N/A	N/A	N/A
2014	8.184	9.154	78	8.320	9.330	237	8.348	9.365	1*
2015	9.154	8.881	83	9.330	9.074	242	9.365	9.113	4
LVIP ClearBridge Large Cap Managed Volatility
2015	10.039	9.249	87	10.077	9.264	213	10.072	9.267	10
LVIP ClearBridge Variable Appreciation Managed Volatility
2014	10.062	10.433	71	10.014	10.459	140	N/A	N/A	N/A
2015	10.433	9.837	240	10.459	9.886	320	10.293	9.896	25
LVIP Delaware Bond
2013	14.540	13.938	2	14.021	13.474	7	N/A	N/A	N/A
2014	13.938	14.493	604	13.474	14.045	2212	13.532	14.113	88
2015	14.493	14.275	1016	14.045	13.869	3132	14.113	13.943	101
LVIP Delaware Diversified Floating Rate
2013	N/A	N/A	N/A	10.139	10.059	1*	N/A	N/A	N/A
2014	9.968	9.851	361	10.059	9.965	1554	10.077	9.988	47
2015	9.851	9.605	392	9.965	9.741	1638	9.988	9.768	57
LVIP Delaware Social Awareness
2013	N/A	N/A	N/A	12.292	16.406	1*	N/A	N/A	N/A
2014	22.270	25.173	13	16.406	18.590	57	16.465	18.667	2
2015	25.173	24.536	15	18.590	18.165	58	18.667	18.249	2
LVIP Delaware Special Opportunities
2013	9.784	12.844	2	9.921	13.055	1*	N/A	N/A	N/A
2014	12.844	13.563	21	13.055	13.821	36	13.101	13.877	5
2015	13.563	13.343	20	13.821	13.631	36	13.877	13.692	5
LVIP Dimensional International Core Equity Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	10.951	9.948	82	11.023	10.039	293	11.038	10.058	7
2015	9.948	9.383	99	10.039	9.492	454	10.058	9.515	12
LVIP Dimensional International Core Equity
2015	9.841	8.972	2	9.864	8.987	2	N/A	N/A	N/A
LVIP Dimensional U.S. Core Equity 2 Managed Volatility
2013	N/A	N/A	N/A	10.836	13.782	1*	N/A	N/A	N/A
2014	13.692	14.079	84	13.782	14.207	514	13.800	14.233	4
2015	14.079	12.775	152	14.207	12.924	701	14.233	12.954	11

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Dimensional U.S. Core Equity 2
2015	10.129	9.366	16	10.204	9.382	1*	N/A	N/A	N/A
LVIP Dimensional/Vanguard Total Bond
2013	10.543	10.068	1*	10.586	10.135	13	N/A	N/A	N/A
2014	10.068	10.349	230	10.135	10.443	1178	10.148	10.462	27
2015	10.349	10.196	235	10.443	10.315	1410	10.462	10.339	31
LVIP Franklin Mutual Shares VIP Managed Volatility
2014	9.701	10.273	73	10.042	10.299	239	10.526	10.303	1*
2015	10.273	9.302	246	10.299	9.349	698	10.303	9.358	31
LVIP Global Conservative Allocation Managed Risk
2013	13.649	14.712	16	13.909	15.030	12	N/A	N/A	N/A
2014	14.712	15.272	370	15.030	15.642	1920	15.095	15.717	49
2015	15.272	14.701	528	15.642	15.095	2295	15.717	15.175	48
LVIP Global Growth Allocation Managed Risk
2013	12.442	13.875	21	12.679	14.176	16	N/A	N/A	N/A
2014	13.875	14.100	3332	14.176	14.441	9834	14.236	14.510	200
2015	14.100	13.337	3857	14.441	13.694	11262	14.510	13.766	204
LVIP Global Income
2013	12.081	11.531	1*	12.190	11.664	1*	N/A	N/A	N/A
2014	11.531	11.545	255	11.664	11.708	622	11.691	11.741	22
2015	11.545	11.109	330	11.708	11.294	790	11.741	11.332	28
LVIP Global Moderate Allocation Managed Risk
2013	13.187	14.488	14	13.439	14.802	26	N/A	N/A	N/A
2014	14.488	14.819	2464	14.802	15.178	9580	14.865	15.251	205
2015	14.819	14.063	2722	15.178	14.440	11290	15.251	14.516	252
LVIP Invesco Diversified Equity-Income Managed Volatility
2014	10.169	10.262	30	10.165	10.241	86	10.272	10.282	1*
2015	10.262	9.581	181	10.241	9.585	490	10.282	9.628	10
LVIP Invesco V.I. Comstock Managed Volatility
2014	10.011	10.283	101	10.025	10.314	188	10.193	10.319	4
2015	10.283	9.223	163	10.314	9.274	337	10.319	9.283	4
LVIP Ivy Mid Cap Growth Managed Volatility
2013	9.427	11.558	1*	N/A	N/A	N/A	N/A	N/A	N/A
2014	11.558	10.521	185	11.754	10.726	560	11.792	10.767	16
2015	10.521	9.900	214	10.726	10.118	799	10.767	10.161	28
LVIP JPMorgan High Yield
2013	12.316	12.891	1*	12.397	13.008	1*	N/A	N/A	N/A
2014	12.891	13.020	51	13.008	13.172	246	13.029	13.200	10
2015	13.020	12.285	58	13.172	12.459	224	13.200	12.492	10
LVIP JPMorgan Mid Cap Value Managed Volatility
2013	9.819	11.975	2	9.957	12.174	1*	N/A	N/A	N/A
2014	11.975	12.716	227	12.174	12.960	663	12.213	13.008	5
2015	12.716	11.523	340	12.960	11.774	1035	13.008	11.823	15
LVIP MFS International Growth Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	10.052	9.171	88	10.068	9.208	322	10.072	9.216	4
2015	9.171	9.018	147	9.208	9.078	586	9.216	9.089	18
LVIP MFS International Growth
2013	N/A	N/A	N/A	8.727	9.762	1*	N/A	N/A	N/A
2014	9.602	8.954	67	9.762	9.126	105	9.795	9.161	1*
2015	8.954	8.909	89	9.126	9.102	155	9.161	9.142	2
LVIP MFS Value
2013	9.429	12.592	1*	9.561	12.800	2	N/A	N/A	N/A
2014	12.592	13.667	99	12.800	13.928	244	12.843	13.982	15
2015	13.667	13.350	93	13.928	13.639	272	13.982	13.698	19

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Mondrian International Value
2013	N/A	N/A	N/A	11.945	14.334	1*	N/A	N/A	N/A
2014	21.795	20.866	36	14.334	13.757	93	14.395	13.823	12
2015	20.866	19.720	40	13.757	13.034	114	13.823	13.103	17
LVIP Money Market
2013	9.959	9.809	14	10.305	10.174	6	N/A	N/A	N/A
2014	9.809	9.660	195	10.174	10.045	387	10.218	10.093	32
2015	9.660	9.514	95	10.045	9.918	388	10.093	9.970	23
LVIP Multi-Manager Global Equity Managed Volatility
2014	10.192	9.806	3	10.291	9.822	26	N/A	N/A	N/A
2015	9.806	8.970	14	9.822	9.007	85	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	9.968	9.903	28	9.982	9.919	166	9.986	9.922	1*
2015	9.903	9.888	201	9.919	9.929	619	9.922	9.937	12
LVIP SSgA Bond Index
2013	N/A	N/A	N/A	12.164	11.670	1*	N/A	N/A	N/A
2014	11.510	11.954	252	11.670	12.151	1088	11.702	12.190	17
2015	11.954	11.771	269	12.151	11.994	1159	12.190	12.039	25
LVIP SSgA Conservative Index Allocation
2013	N/A	N/A	N/A	11.355	11.940	1*	N/A	N/A	N/A
2014	11.839	12.177	2	11.940	12.312	93	11.961	12.339	14
2015	12.177	11.847	28	12.312	12.009	151	12.339	12.041	13
LVIP SSgA Conservative Structured Allocation
2013	11.171	11.747	1*	N/A	N/A	N/A	N/A	N/A	N/A
2014	11.747	12.176	22	11.848	12.312	331	N/A	N/A	N/A
2015	12.176	11.737	24	12.312	11.897	333	12.384	11.929	1*
LVIP SSgA Developed International 150
2013	9.030	10.671	1*	9.133	10.819	1*	N/A	N/A	N/A
2014	10.671	10.574	56	10.819	10.748	171	10.849	10.783	6
2015	10.574	9.940	59	10.748	10.128	175	10.783	10.167	9
LVIP SSgA Emerging Markets 100
2013	13.101	12.503	1*	13.249	12.675	1*	N/A	N/A	N/A
2014	12.503	11.866	59	12.675	12.060	165	12.711	12.099	6
2015	11.866	9.668	68	12.060	9.850	190	12.099	9.888	5
LVIP SSgA Global Tactical Allocation Managed Volatility
2013	N/A	N/A	N/A	11.938	12.908	5	N/A	N/A	N/A
2014	12.634	12.901	362	12.908	13.214	1726	12.963	13.277	28
2015	12.901	11.845	440	13.214	12.163	1991	13.277	12.227	42
LVIP SSgA International Index
2013	N/A	N/A	N/A	8.529	10.161	1*	N/A	N/A	N/A
2014	10.022	9.268	119	10.161	9.420	311	10.189	9.451	5
2015	9.268	8.992	104	9.420	9.162	311	9.451	9.197	7
LVIP SSgA International Managed Volatility
2014	9.946	9.176	4	9.989	9.200	101	10.496	9.203	1*
2015	9.176	8.696	37	9.200	8.740	345	9.203	8.748	10
LVIP SSgA Large Cap 100
2013	12.019	16.034	1*	N/A	N/A	N/A	N/A	N/A	N/A
2014	16.034	18.383	61	16.257	18.685	192	16.302	18.746	4
2015	18.383	17.211	59	18.685	17.538	199	18.746	17.604	25
LVIP SSgA Large Cap Managed Volatility
2013	10.157	10.888	1*	10.143	10.905	1*	N/A	N/A	N/A
2014	10.888	11.388	102	10.905	11.435	330	10.908	11.444	1*
2015	11.388	10.609	176	11.435	10.679	569	11.444	10.693	11
LVIP SSgA Moderate Index Allocation
2013	N/A	N/A	N/A	11.524	12.761	6	N/A	N/A	N/A
2014	12.653	12.975	48	12.761	13.119	454	12.783	13.148	1
2015	12.975	12.557	66	13.119	12.728	629	13.148	12.763	1*

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Moderate Structured Allocation
2013	11.290	12.510	1*	11.358	12.617	1*	N/A	N/A	N/A
2014	12.510	12.969	353	12.617	13.113	1185	12.639	13.142	76
2015	12.969	12.394	323	13.113	12.563	1117	13.142	12.597	73
LVIP SSgA Moderately Aggressive Index Allocation
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	12.912	13.190	61	13.023	13.337	407	13.045	13.366	18
2015	13.190	12.691	84	13.337	12.864	446	13.366	12.899	18
LVIP SSgA Moderately Aggressive Structured Allocation
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	12.959	13.400	92	13.071	13.549	546	13.093	13.579	9
2015	13.400	12.703	91	13.549	12.876	618	13.579	12.911	9
LVIP SSgA S&P 500 Index
2013	11.101	14.392	1*	11.315	14.706	2	N/A	N/A	N/A
2014	14.392	16.034	206	14.706	16.425	666	14.769	16.504	10
2015	16.034	15.932	229	16.425	16.361	717	16.504	16.448	7
LVIP SSgA Small-Cap Index
2013	9.712	13.155	1*	N/A	N/A	N/A	N/A	N/A	N/A
2014	13.155	13.524	84	13.374	13.784	174	13.419	13.837	7
2015	13.524	12.656	78	13.784	12.932	182	13.837	12.988	7
LVIP SSgA Small-Cap Managed Volatility
2013	10.068	11.155	2	10.047	11.173	1*	N/A	N/A	N/A
2014	11.155	10.804	121	11.173	10.848	302	11.176	10.857	5
2015	10.804	9.690	202	10.848	9.754	673	10.857	9.767	23
LVIP SSgA Small-Mid Cap 200
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	19.155	19.623	40	19.421	19.945	64	19.475	20.011	2
2015	19.623	17.953	37	19.945	18.294	78	20.011	18.364	2
LVIP T. Rowe Price Growth Stock
2013	10.254	14.004	1*	10.399	14.237	1*	N/A	N/A	N/A
2014	14.004	14.952	62	14.237	15.240	169	14.286	15.299	5
2015	14.952	16.260	67	15.240	16.614	185	15.299	16.688	7
LVIP T. Rowe Price Structured Mid-Cap Growth
2013	19.520	25.843	1*	N/A	N/A	N/A	N/A	N/A	N/A
2014	25.843	28.322	27	19.540	21.467	72	19.624	21.570	8
2015	28.322	28.402	25	21.467	21.582	75	21.570	21.696	12
LVIP Templeton Growth Managed Volatility
2013	8.941	10.532	4	9.067	10.707	2	N/A	N/A	N/A
2014	10.532	10.138	512	10.707	10.333	1701	10.743	10.373	158
2015	10.138	9.158	726	10.333	9.358	2589	10.373	9.398	53
LVIP U.S. Growth Allocation Managed Risk
2015	10.064	9.521	91	10.066	9.537	817	10.026	9.540	17
LVIP UBS Large Cap Growth Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	18.557	19.201	77	15.378	15.952	336	15.444	16.028	6
2015	19.201	19.111	145	15.952	15.917	702	16.028	16.001	32
LVIP Vanguard Domestic Equity ETF
2013	10.579	13.562	1*	10.622	13.652	1*	N/A	N/A	N/A
2014	13.562	14.947	25	13.652	15.083	153	13.669	15.110	2
2015	14.947	14.635	25	15.083	14.805	159	15.110	14.839	2
LVIP Vanguard International Equity ETF
2013	9.781	11.023	1*	N/A	N/A	N/A	N/A	N/A	N/A
2014	11.023	10.324	17	11.097	10.418	94	11.111	10.437	4
2015	10.324	9.841	32	10.418	9.956	111	10.437	9.979	3
LVIP VIP ContraFund® Managed Volatility
2013	10.030	11.058	2	10.031	11.076	2	N/A	N/A	N/A
2014	11.058	11.521	194	11.076	11.568	635	11.079	11.577	11
2015	11.521	10.759	329	11.568	10.831	940	11.577	10.845	21

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP VIP Mid Cap Managed Volatility
2014	10.060	10.132	6	10.321	10.148	14	N/A	N/A	N/A
2015	10.132	9.498	91	10.148	9.537	174	10.073	9.546	6
LVIP Wellington Capital Growth
2013	N/A	N/A	N/A	10.076	13.493	1*	N/A	N/A	N/A
2014	13.271	14.517	11	13.493	14.796	17	13.542	14.858	1*
2015	14.517	15.601	19	14.796	15.942	44	N/A	N/A	N/A
LVIP Wellington Mid-Cap Value
2013	9.301	12.255	1*	N/A	N/A	N/A	N/A	N/A	N/A
2014	12.255	13.034	70	12.459	13.285	147	12.500	13.335	1
2015	13.034	12.608	59	13.285	12.882	148	13.335	12.937	1*
MFS® VIT Growth
2013	18.920	25.428	1*	11.053	14.893	1*	N/A	N/A	N/A
2014	25.428	27.211	3	14.893	15.977	8	26.256	28.182	2
2015	27.211	28.749	4	15.977	16.922	21	28.182	29.864	2
MFS® VIT Utilities
2013	N/A	N/A	N/A	19.110	22.676	1*	N/A	N/A	N/A
2014	35.140	38.913	40	22.676	25.174	157	36.277	40.293	3
2015	38.913	32.660	38	25.174	21.181	156	40.293	33.920	4
PIMCO VIT CommodityRealReturn® Strategy
2013	N/A	N/A	N/A	14.548	12.247	1*	N/A	N/A	N/A
2014	12.106	9.701	185	12.247	9.838	72	12.274	9.865	4
2015	9.701	7.100	209	9.838	7.219	107	9.865	7.242	6
Templeton Global Bond VIP
2014	18.268	18.317	32	18.664	18.760	83	18.744	18.850	7
2015	18.317	17.259	42	18.760	17.721	76	18.850	17.814	11
*	The numbers of accumulation units less than 500 were rounded up to one.

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Lincoln ChoicePlus AssuranceSM (Prime)
Lincoln New York Account N for Variable Annuities  (Registrant)
Lincoln Life & Annuity Company of New York  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (Prime) prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2016. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (Prime) prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2016.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln New York Account N for Variable Annuities as of December 31, 2015 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2015; and b) the financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
Principal Underwriter
Lincoln Financial Distributors, Inc., (“LFD”), an affiliate of Lincoln New York, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $33,284,942, $37,372,495 and $35,261,520 to LFN and Selling Firms in 2013, 2014 and 2015, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.

SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000

1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,463.99	$9,922.44
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,417.59 with the 20-year access period and $8,930.20 with the 30-year access period.
At the end of the 20-year Access Period, the remaining Account Value of $114,163 (assuming no withdrawals) will be used to continue the $10,463.99 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $69,919 (assuming no withdrawals) will be used to continue the $9,922.44 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary with the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.

SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2015 financial statements of the VAA and the December 31, 2015 financial statements of Lincoln New York appear on the following pages.

Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2015 and 2014

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2015 and 2014, and the related statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2015.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2016

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2015	2014
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2015 – $7,182; 2014 – $6,947)	$7,459	$7,665
Mortgage loans on real estate	579	551
Policy loans	350	361
Total investments	8,388	8,577
Cash and invested cash	15	64
Deferred acquisition costs and value of business acquired	576	466
Premiums and fees receivable	7	9
Accrued investment income	109	104
Reinsurance recoverables	454	434
Reinsurance related embedded derivatives	11	11
Goodwill	60	60
Other assets	199	235
Separate account assets	4,883	4,684
Total assets	$14,702	$14,644

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,534	$1,508
Other contract holder funds	5,653	5,641
Income taxes payable	330	452
Other liabilities	126	97
Separate account liabilities	4,883	4,684
Total liabilities	12,526	12,382

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,142	1,054
Accumulated other comprehensive income (loss)	93	267
Total stockholder’s equity	2,176	2,262
Total liabilities and stockholder’s equity	$14,702	$14,644

See accompanying Notes to Financial Statements

2

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Insurance premiums	$168	$167	$151
Fee income	322	288	273
Net investment income	422	421	419
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(15)	(5)	(10)
Portion of loss recognized in other comprehensive income	6	2	2
Net other-than-temporary impairment losses on securities recognized in earnings	(9)	(3)	(8)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(15)	(9)	(7)
Total realized gain (loss)	(24)	(12)	(15)
Other revenues	-	62	-
Total revenues	888	926	828
Expenses
Interest credited	203	203	204
Benefits	357	316	292
Commissions and other expenses	204	191	204
Total expenses	764	710	700
Income (loss) before taxes	124	216	128
Federal income tax expense (benefit)	36	69	37
Net income (loss)	88	147	91
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(174)	134	(199)
Total other comprehensive income (loss), net of tax	(174)	134	(199)
Comprehensive income (loss)	$(86)	$281	$(108)

See accompanying Notes to Financial Statements

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2015	2014	2013

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,054	907	816
Net income (loss)	88	147	91
Balance as of end-of-year	1,142	1,054	907

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	267	133	332
Other comprehensive income (loss), net of tax	(174)	134	(199)
Balance as of end-of-year	93	267	133
Total stockholder’s equity as of end-of-year	$2,176	$2,262	$1,981

See accompanying Notes to Financial Statements

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Cash Flows from Operating Activities
Net income (loss)	$88	$147	$91
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	26	16	24
Change in premiums and fees receivable	2	(1)	(7)
Change in accrued investment income	(5)	(1)	(4)
Change in future contract benefits and other contract holder funds	(60)	(84)	(196)
Change in reinsurance related assets and liabilities	(64)	(4)	(8)
Change in federal income tax accruals	(29)	17	19
Realized (gain) loss	24	12	15
Other	76	(79)	(21)
Net cash provided by (used in) operating activities	58	23	(87)

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(649)	(502)	(785)
Sales of available-for-sale securities	72	83	50
Maturities of available-for-sale securities	331	354	561
Purchases of other investments	(262)	(122)	(170)
Sales or maturities of other investments	246	114	89
Net cash provided by (used in) investing activities	(262)	(73)	(255)

Cash Flows from Financing Activities
Increase (decrease) in short-term debt	-	(11)	11
Deposits of fixed account values, including the fixed portion of variable	685	656	654
Withdrawals of fixed account values, including the fixed portion of variable	(357)	(373)	(238)
Transfers to and from separate accounts, net	(171)	(166)	(127)
Common stock issued for benefit plans and excess tax benefits	(2)	(2)	(2)
Net cash provided by (used in) financing activities	155	104	298

Net increase (decrease) in cash and invested cash	(49)	54	(44)
Cash and invested cash as of beginning-of-year	64	10	54
Cash and invested cash as of end-of-year	$15	$64	$10

See accompanying Notes to Financial Statements

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability).  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 18 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of

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the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity

7

security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

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To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of

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the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We have certain variable annuity products with guaranteed withdrawal benefits (“GWB”) and guaranteed income benefits (“GIB”) features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets.  These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for

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determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance (“Modco”) agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is

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assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses.  Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

Other assets and other liabilities on our Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.    Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25  years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), GWB and GIB features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite

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direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 2 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2015 and 2014, participating policies comprised approximately 4% of the face amount of business in force, and dividend expenses were $24  million, $21 million and $18 million for the years ended December 31, 2015,  2014 and 2013, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

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Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTIs of investments, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures.

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Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2013 through 2015 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL.  Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

Income Taxes

We file a U.S. consolidated income tax return with LNC and its subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

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2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

This standard permits an entity to make an accounting policy to use the proportional amortization method of accounting to recognize investments in qualified affordable housing projects, if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit). Entities that previously applied the effective yield method to investments in qualified affordable housing prior to the adoption of this standard may continue to apply the effective yield method to those pre-existing investments.

		January 1, 2015	The adoption of this ASU did not have an effect on our financial condition and results of operations.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results. The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	The adoption of this ASU did not have an effect on our financial condition and results of operations.
ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements and information about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.  The new disclosures are not required for comparative periods before the effective date.

		January 1, 2015, except for disclosures related to collateral pledged that were adopted for the interim period ended June 30, 2015	The adoption of this ASU did not have an effect on our financial condition and results of operations.

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Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015- 14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our financial condition and results of operations.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted, and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	This amendment is not expected to have a material effect on our financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to limited partnerships, limited liability corporations and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a limited partnership, clarify when fees paid to a decision maker should be a factor in the variable interest entities (“VIEs”) consolidation evaluation and reduce the VIEs consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted, including adoption in an interim period.

		January 1, 2016	This amendment is not expected to have a material effect on our financial condition and results of operations.
ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs

Under current accounting guidance, debt issuance costs are recognized as a deferred charge in the balance sheet.  This amendment requires that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying amount of that debt.  This standard does not change the recognition and measurement requirements related to debt issuance costs.  Early adoption of this standard is permitted, and retrospective application is required for all periods presented in the financial statements.

		January 1, 2016	We will reclassify all of our debt issuance costs in accordance with this ASU. The amendment is not expected to have a material effect on our financial condition and results of operations.
ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  If an entity purchases a software license through a cloud computing arrangement, the software license should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.  Early adoption of this standard is permitted, and the amendments can be adopted either prospectively or retrospectively.

		January 1, 2016	We will adopt this ASU prospectively. The amendment is not expected to have a material effect on our financial condition and results of operations.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.  Early adoption is permitted, and the disclosures must be provided retrospectively for all periods presented in the financial statements.

		January 1, 2016	We will appropriately amend our financial statement disclosures in accordance with this standard as of the adoption date.
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information about an insurance entity’s (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims, and (3) timing, frequency and severity of claims.  Early application of this standard is permitted, and retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016; interim periods within annual periods beginning January 1, 2017	We are currently evaluating these disclosure changes and will provide the additional disclosures upon adoption.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission (“SEC”) Staff would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	We will include any necessary disclosures in connection with our adoption of ASU 2015-03.
ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations.
ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU will use a modified retrospective adoption approach which includes a number of optional practical expedients that entities may elect upon adoption.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations.

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3.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$6,247	$384	$199	$-	$6,432
ABS	135	2	5	(2)	134
U.S. government bonds	26	4	-	-	30
Foreign government bonds	39	4	-	-	43
RMBS	313	26	-	(2)	341
CMBS	30	1	-	-	31
CLOs	16	-	-	-	16
State and municipal bonds	296	48	1	-	343
Hybrid and redeemable preferred securities	80	11	2	-	89
Total fixed maturity AFS securities	$7,182	$480	$207	$(4)	$7,459

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$5,926	$654	$50	$-	$6,530
ABS	155	4	7	(1)	153
U.S. government bonds	28	5	-	-	33
Foreign government bonds	40	6	-	-	46
RMBS	374	31	-	(3)	408
CMBS	39	2	-	1	40
CLOs	11	-	-	-	11
State and municipal bonds	288	59	1	-	346
Hybrid and redeemable preferred securities	86	14	2	-	98
Total fixed maturity AFS securities	$6,947	$775	$60	$(3)	$7,665

(1)	Includes unrealized gains and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

Certain amounts reported in prior years’ financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified amounts related to subsequent changes in the fair value of AFS securities for which non-credit OTTI was previously recognized in OCI.  Historically, these amounts were recognized through unrealized gain (loss) on AFS securities in the Statements of Comprehensive Income (Loss).  To better reflect the economic position of our AFS fixed maturity securities, these amounts are now recognized through unrealized OTTI on AFS securities in the Statements of Comprehensive Income (Loss).  These reclassifications had no effect on net income (loss) or stockholders’ equity for the prior years.

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The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2015, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$255	$259
Due after one year through five years	1,689	1,772
Due after five years through ten years	1,294	1,295
Due after ten years	3,450	3,611
Subtotal	6,688	6,937
Structured securities (ABS, MBS, CLOs)	494	522
Total fixed maturity AFS securities	$7,182	$7,459

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$1,664	$130	$198	$69	$1,862	$199
ABS	18	-	69	8	87	8
RMBS	4	-	11	1	15	1
State and municipal bonds	5	-	3	1	8	1
Hybrid and redeemable
preferred securities	-	-	14	3	14	3
Total fixed maturity AFS securities	$1,691	$130	$295	$82	$1,986	$212

Total number of AFS securities in an unrealized loss position						412

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$322	$21	$322	$29	$644	$50
ABS	5	-	76	12	81	12
RMBS	9	-	11	1	20	1
CMBS	7	-	1	1	8	1
State and municipal bonds	-	-	4	1	4	1
Hybrid and redeemable
preferred securities	-	-	14	2	14	2
Total fixed maturity AFS securities	$343	$21	$428	$46	$771	$67

Total number of AFS securities in an unrealized loss position						190

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The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$126	$60	$-	30
Six months or greater, but less than nine months	5	12	-	3
Nine months or greater, but less than twelve months	12	12	-	2
Twelve months or greater	38	16	2	9
Total	$181	$100	$2	44

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$11	$3	$-	2
Six months or greater, but less than nine months	3	2	-	1
Twelve months or greater	61	21	6	19
Total	$75	$26	$6	22

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $145 million for the year ended December 31, 2015.  As discussed further below, we believe the unrealized loss position as of December 31, 2015, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2015, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2015, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2015, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2015, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

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Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$43	$47	$53
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	4	1	5
Credit losses on securities for which an OTTI was previously recognized	2	3	4
Decreases attributable to:
Securities sold, paid down or matured	(7)	(8)	(15)
Balance as of end-of-year	$42	$43	$47

During 2015,  2014 and 2013, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for 71% and 75% of mortgage loans on real estate as of December 31, 2015 and 2014, respectively.

There were no past due or impaired mortgage loans on real estate as of December 31, 2015 and 2014.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2015			As of December 31, 2014
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$560	96.7%	2.56	$533	96.7%	2.40
65% to 74%	14	2.4%	1.79	13	2.4%	1.65
75% to 100%	5	0.9%	1.04	5	0.9%	0.63
Total mortgage loans on real estate	$579	100.0%		$551	100.0%

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Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities	$375	$374	$377
Mortgage loans on real estate	26	25	22
Policy loans	21	21	21
Commercial mortgage loan prepayment and bond make-whole premiums	5	8	6
Investment income	427	428	426
Investment expense	(5)	(7)	(7)
Net investment income	$422	$421	$419

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities:
Gross gains	$2	$4	$1
Gross losses	(16)	(5)	(10)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	-	(3)	(2)
Total realized gain (loss) related to certain investments, pre-tax	$(14)	$(4)	$(11)

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(8)	$-	$-
ABS	(2)	(3)	(3)
RMBS	(1)	(1)	(4)
CMBS	-	-	(2)
Gross OTTI recognized in net income (loss)	(11)	(4)	(9)
Associated amortization of DAC, VOBA, DSI and DFEL	2	1	1
Net OTTI recognized in net income (loss), pre-tax	$(9)	$(3)	$(8)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$7	$2	$2
Change in DAC, VOBA, DSI and DFEL	(1)	-	-
Net portion of OTTI recognized in OCI, pre-tax	$6	$2	$2

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2015 and 2014, we reviewed our corporate bonds and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Determination of Credit Losses on MBS

As of December 31, 2015 and 2014, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based

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on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Investment Commitments

As of December 31, 2015, our investment commitments were $5 million, which were comprised entirely of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2015 and 2014, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $209 million and $248 million, respectively, or 3% of our invested assets portfolio, and our investments in securities issued by Fannie Mae with a fair value of $103 million and $118 million, respectively, or 1% of our invested assets portfolio.

As of December 31, 2015 and 2014, our most significant investments in one industry were our investment securities in the consumer non-cyclical industry with a fair value of $1.2 billion and $1.1 billion, respectively, or 14% and 13% of our invested assets portfolio, respectively, and our investments in the utilities industry with a fair value of $1.1 billion and $1.2 billion, respectively, or 13% and 14% of our invested assets portfolio, respectively.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million as of December 31, 2015 and 2014.

4.  Derivative Instruments

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We transfer the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.    While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the benefit reserves and embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and Indexed Universal Life Contracts Embedded Derivatives

Our indexed annuity and indexed universal life (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index®.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.

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Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

Embedded derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2015			As of December 31, 2014
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
GLB reserves (1)	-	71	-	-	34	-
GLB reserves (2)	-	-	71	-	-	34
Reinsurance related (3)	-	11	-	-	11	-
Indexed annuity and IUL contracts (4)	-	-	2	-	-	2
Total embedded derivative instruments	$-	$82	$73	$-	$45	$36

(1)	Reported in other assets on our Balance Sheets.
(2)	Reported in other liabilities on our Balance Sheets.
(3)	Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4)	Reported in future contract benefits on our Balance Sheets.

The gains (losses) on embedded derivative instruments (in millions) recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Other assets - GLB reserves (1)	$37	$70	$(88)
Other liabilities - GLB reserves (1)	(37)	(70)	88
Reinsurance related (1)	-	-	1
Total embedded derivative instruments	$-	$-	$1

(1)	Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

Balance Sheet Offsetting

There is no offsetting on our Balance Sheets associated with our embedded derivative instruments.

5.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Current	$31	$65	$38
Deferred	5	4	(1)
Federal income tax expense (benefit)	$36	$69	$37

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A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Tax rate of 35% times pre-tax income	$43	$76	$45
Effect of:
Separate account dividends
received deduction	(6)	(6)	(6)
Tax credits	(1)	-	(1)
Change in uncertain tax positions	-	(1)	-
Other items	-	-	(1)
Federal income tax expense (benefit)	$36	$69	$37
Effective tax rate	29%	32%	29%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits in 2015 and 2013 is attributable to foreign tax credits.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2015	2014
Current	$(21)	$(61)
Deferred	(309)	(391)
Total federal income tax asset (liability)	$(330)	$(452)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2015	2014
Deferred Tax Assets
Future contract benefits and other contract holder funds	$-	$8
Other	1	1
Total deferred tax assets	1	9
Deferred Tax Liabilities
DAC	127	97
VOBA	48	31
Net unrealized gain on AFS securities	98	253
Investment activity	4	4
Future contract benefits and other contract holder funds	22	-
Other	11	15
Total deferred tax liabilities	310	400
Net deferred tax asset (liability)	$(309)	$(391)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2015 and 2014, none of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2015	2014
Balance as of beginning-of-year	$-	$8
Increases for prior year tax positions	-	1
Decreases for prior year tax positions	-	(1)
Decreases for settlements with taxing authorities	-	(8)
Balance as of end-of-year	$-	$-

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We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2015,  2014 and 2013, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero, $(2) million and zero, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero as of December 31, 2015 and 2014.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Internal Revenue Service (“IRS”) examination for tax years 2009 through 2011 was closed in 2015.  We are currently not under examination by the IRS.  However, LNC has filed a protest with the IRS Appeals division (“Appeals”).  A protest for tax years 2005 through 2008 was previously filed with Appeals, and all tax years from 2005 through 2011 for the Company remain open.  All protested items have been resolved for all open years but are subject to review by the U.S. Joint Committee on Taxation before a final settlement is reached.  We do not expect any adjustments that would be material to our results of operations or financial condition.

6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$377	$393	$304
Deferrals	67	72	80
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(47)	(51)	(45)
Unlocking	(16)	5	4
Adjustment related to realized (gains) losses	(2)	(4)	(3)
Adjustment related to unrealized (gains) losses	60	(38)	53
Balance as of end-of-year	$439	$377	$393

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$89	$193	$148
Deferrals	-	1	1
Amortization:
Amortization, excluding unlocking	(29)	(50)	(31)
Unlocking	(9)	(1)	(36)
Accretion of interest (1)	10	13	15
Adjustment related to unrealized (gains) losses	76	(67)	96
Balance as of end-of-year	$137	$89	$193

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.45% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2015, was as follows:

2016	$19
2017	23
2018	17
2019	16
2020	16

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$10	$11	$9
Deferrals	1	1	1
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(2)	(2)	(1)
Adjustment related to unrealized (gains) losses	1	-	2
Balance as of end-of-year	$10	$10	$11

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Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$85	$126	$74
Deferrals	24	22	26
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(15)	(17)	(12)
Unlocking	(8)	(1)	(2)
Adjustment related to unrealized (gains) losses	39	(45)	40
Balance as of end-of-year	$125	$85	$126

7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2015	2014	2013
Direct insurance premiums and fee income	$658	$640	$605
Reinsurance ceded	(168)	(185)	(181)
Total insurance premiums and fee income	$490	$455	$424

Direct insurance benefits	$564	$497	$541
Reinsurance recoveries netted against benefits	(207)	(181)	(249)
Total benefits	$357	$316	$292

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.

As of December 31, 2015, our policy for our reinsurance program was to retain no more than $20 million on a single insured life.  We reinsure approximately 25% of the mortality risk on newly issued life insurance contracts.  As of December 31, 2015, approximately 42% of our total individual life in-force amount is reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2015, the reserves associated with these reinsurance arrangements totaled $4 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.    Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $454 million and $434 million as of December 31, 2015 and 2014, respectively.

During the fourth quarter of 2014, we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $72 million, of which $11 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $7 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $26 million and a reduction of DAC of $21 million.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

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8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

	For the Year Ended December 31, 2014
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2015		As of December 31, 2014
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$3	$7	$2

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2015.

9.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2015 (1)	2014 (1)
Return of Net Deposits
Total account value	$3,766	$3,585
Net amount at risk (2)	63	6
Average attained age of contract holders	61 years	58 years

Minimum Return
Average attained age of contract holders	84 years	83 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$1,205	$1,234
Net amount at risk (2)	60	12
Average attained age of contract holders	67 years	67 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

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The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$2	$2	$2
Changes in reserves	2	-	-
Benefits paid	(1)	-	-
Balance as of end-of-year	$3	$2	$2

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2015	2014
Asset Type
Domestic equity	$1,694	$1,638
International equity	697	689
Bonds	1,106	1,066
Money market	568	525
Total	$4,065	$3,918

Percent of total variable annuity
separate account values	92%	92%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 29% of total life insurance in-force reserves as of December 31, 2015.

10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

From time to time we may have various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31,

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2015.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY’s financial condition.

Commitments

Vulnerability from Concentrations

As of December 31, 2015, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the year ended December 31, 2015, approximately 96% of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(8) million as of December 31, 2015 and 2014.

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11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$262	$132	$335
Unrealized holding gains (losses) arising during the year	(456)	330	(510)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	173	(134)	186
Income tax benefit (expense)	105	(69)	114
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(14)	(1)	(9)
Associated amortization of DAC, VOBA, DSI and DFEL	-	(3)	(2)
Income tax benefit (expense)	5	1	4
Balance as of end-of-year	$93	$262	$132
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$4	$-	$(4)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(7)	(2)	(2)
Change in DAC, VOBA, DSI and DFEL	1	-	-
Income tax benefit (expense)	(3)	1	1
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	8	10	9
Change in DAC, VOBA, DSI and DFEL	(2)	(2)	(1)
Income tax benefit (expense)	(2)	(3)	(3)
Balance as of end-of-year	$(1)	$4	$-
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$1	$1	$1
Balance as of end-of-year	$1	$1	$1

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(14)	$(1)	$(9)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	-	(3)	(2)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(14)	(4)	(11)	operations before taxes
Income tax benefit (expense)	5	1	4	Federal income tax expense (benefit)
Reclassification, net of income tax	$(9)	$(3)	$(7)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$1	$10	$9	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	(2)	(1)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	1	8	8	operations before taxes
Income tax benefit (expense)	-	(3)	(3)	Federal income tax expense (benefit)
Reclassification, net of income tax	$1	$5	$5	Net income (loss)

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12.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Total realized gain (loss) related to certain investments (1)	$(14)	$(4)	$(11)
GLB reserves embedded derivatives results:
Gross gain (loss)	(9)	(7)	(3)
Associated amortization of DAC, VOBA, DSI and DFEL	(1)	(1)	(1)
Total realized gain (loss)	$(24)	$(12)	$(15)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 3.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Commissions	$91	$96	$97
General and administrative expenses	73	74	78
DAC and VOBA deferrals and interest, net of amortization	24	11	12
Taxes, licenses and fees	16	10	17
Total	$204	$191	$204

14.  Retirement and Deferred Compensation Plans

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC and LNL for many of our employees and agents.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  Our expense for these plans was less than $1 million for the years ended December 31, 2015, 2014 and 2013.

We also participate in other postretirement benefit plans sponsored by LNC and LNL that provide health care and life insurance to certain retired employees and agents.  Our expense for these plans was less than $1 million for the years ended December 31, 2015, 2014 and 2013.

Participation in Defined Contribution Plans

We participate in tax-qualified defined contribution plans for eligible employees and agents that are sponsored by LNC and LNL.  Our expense for these plans was $3 million for the years ended December 31, 2015, 2014 and 2013.

Participation in Deferred Compensation Plans

LNC and LNL sponsor non-qualified, unfunded, deferred compensation plans for certain current and former employees, agents and non-employee directors in which we participate.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was less than $1 million for the years ended December 31, 2015, 2014 and 2013.

15.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights and restricted stock units.  LNC issues new shares to satisfy option exercises.  Total compensation expense for stock-based incentive compensation plans was less than $1 million for the years ended December 31, 2015, 2014 and 2013.

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16.  Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2015	2014
U.S. capital and surplus	$512	$653

	For the Years Ended December 31,
	2015	2014	2013
U.S. net gain (loss) from operations, after-tax	$(50)	$41	$166
U.S. net income (loss)	(55)	39	161

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to unfavorable reserve development in variable annuities due to lower forward interest rates as well as the one-time benefit from the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.

Comparison of 2014 to 2013

Statutory net income (loss) decreased due primarily to unfavorable reserve development in variable annuities due to lower forward interest rates.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2015	2014
Calculation of reserves using continuous CARVM	$(1)	$(1)
Conservative valuation rate on certain annuities	(2)	(2)

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, effective December 31, 2013, impacts the Company.  The Company discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2015, we have increased reserves by $270 million.  The additional increase in reserves over the next two years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if

34

the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2015, the Company’s RBC ratio was approximately four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We do not expect we could pay dividends in 2016 without New York Department of Insurance approval.

17.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2015		As of December 31, 2014
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities – fixed maturity securities	$7,459	$7,459	$7,665	$7,665
Mortgage loans on real estate	579	592	551	576
Cash and invested cash	15	15	64	64
Reinsurance related embedded derivatives	11	11	11	11
Other assets – reinsurance recoverable	71	71	34	34
Separate account assets	4,883	4,883	4,684	4,684

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(2)	(2)	(2)	(2)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(43)	(43)	(48)	(48)
Account values of certain investment contracts	(1,292)	(1,493)	(1,327)	(1,530)
Other liabilities – GLB reserves embedded derivatives (1)	(71)	(71)	(34)	(34)

(1)	GLB reserves embedded derivatives are fully ceded to LNL.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2015 and 2014, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

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Short-Term Debt

The carrying value of short-term debt approximates fair value.  The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2015 or 2014, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$5	$6,365	$62	$6,432
ABS	-	134	-	134
U.S. government bonds	29	1	-	30
Foreign government bonds	-	42	2	44
RMBS	-	341	-	341
CMBS	-	30	1	31
CLOs	-	5	11	16
State and municipal bonds	-	342	-	342
Hybrid and redeemable preferred securities	-	87	2	89
Cash and invested cash	-	15	-	15
Reinsurance related embedded derivatives	-	11	-	11
Other assets – reinsurance recoverable	-	-	71	71
Separate account assets	53	4,830	-	4,883
Total assets	$87	$12,203	$149	$12,439

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities – GLB reserves embedded derivatives	-	-	(71)	(71)
Total liabilities	$-	$-	$(73)	$(73)

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	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$6	$6,458	$66	$6,530
ABS	-	153	-	153
U.S. government bonds	31	2	-	33
Foreign government bonds	-	44	2	46
RMBS	-	408	-	408
CMBS	-	39	1	40
CLOs	-	-	11	11
State and municipal bonds	-	346	-	346
Hybrid and redeemable preferred securities	-	98	-	98
Cash and invested cash	-	64	-	64
Other assets – reinsurance recoverable	-	-	34	34
Separate account assets	74	4,610	-	4,684
Total assets	$111	$12,222	$114	$12,447

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities – GLB reserves embedded derivatives	-	-	(34)	(34)
Total liabilities	$-	$-	$(36)	$(36)

37

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2015
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$66	$4	$(8)	$(12)	$12	$62
Foreign government bonds	2	-	-	-	-	2
CMBS	1	1	1	(1)	(1)	1
CLOs	11	-	-	5	(5)	11
Hybrid and redeemable
preferred securities	-	-	1	-	1	2
Other assets – reinsurance recoverable (4)	34	37	-	-	-	71
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(2)	-	-	-	-	(2)
Other liabilities – GLB reserves
embedded derivatives (4)	(34)	(37)	-	-	-	(71)
Total, net	$78	$5	$(6)	$(8)	$7	$76

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$73	$4	$-	$23	$(34)	$66
Foreign government bonds	2	-	-	-	-	2
CMBS	2	-	-	(1)	-	1
CLOs	11	-	-	-	-	11
Hybrid and redeemable
preferred securities	1	-	-	-	(1)	-
Other assets: (4)
GLB reserves embedded derivatives	36	(70)	-	-	34	-
Reinsurance recoverable	-	34	-	-	-	34
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	-	(1)	-	(1)	-	(2)
Other liabilities – GLB reserves
embedded derivatives (4)	(36)	36	-	-	(34)	(34)
Total, net	$89	$3	$-	$21	$(35)	$78

38

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$83	$4	$3	$(1)	$(16)	$73
ABS	-	-	-	5	(5)	-
Foreign government bonds	-	-	-	2	-	2
CMBS	3	-	-	(1)	-	2
CLOs	6	-	-	5	-	11
Hybrid and redeemable
preferred securities	4	-	(1)	(2)	-	1
Other assets – GLB reserves
embedded derivatives (4)	51	(87)	-	-	72	36
Other liabilities – GLB reserves
embedded derivatives (4)	(51)	87	-	-	(72)	(36)
Total, net	$96	$4	$2	$8	$(21)	$89

(1)

Transfers into or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-year.  For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Balance Sheets.
(3)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(4)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$(4)	$(7)	$(1)	$-	$(12)
CMBS	-	-	-	(1)	-	(1)
CLOs	5	-	-	-	-	5
Total, net	$5	$(4)	$(7)	$(2)	$-	$(8)

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$25	$(1)	$-	$(1)	$-	$23
CMBS	-	-	-	(1)	-	(1)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1)	-	-	-	-	(1)
Total, net	$24	$(1)	$-	$(2)	$-	$21

39

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$14	$-	$(13)	$(2)	$-	$(1)
ABS	5	-	-	-	-	5
Foreign government bonds	2	-	-	-	-	2
CMBS	-	-	-	(1)	-	(1)
CLOs	5	-	-	-	-	5
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	-	(2)	-	-	-	(2)
Total, net	$26	$(2)	$(13)	$(3)	$-	$8

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Embedded derivatives: (1)
Other assets – GLB reserves	$16	$52	$(100)
Other liabilities – GLB reserves	(16)	(52)	100
Total, net	$-	$-	$-

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

40

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$12	$-	$12
CMBS	-	(1)	(1)
CLOs	-	(5)	(5)
Hybrid and redeemable preferred
securities	1	-	1
Total, net	$13	$(6)	$7

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$16	$(50)	$(34)
Hybrid and redeemable preferred securities	-	(1)	(1)
Other assets – GLB reserves
embedded derivatives	34	-	34
Other liabilities – GLB reserves embedded
derivatives	-	(34)	(34)
Total, net	$50	$(85)	$(35)

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$8	$(24)	$(16)
ABS	-	(5)	(5)
Hybrid and redeemable preferred securities	1	(1)	-
Total, net	$9	$(30)	$(21)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2015, 2014 and 2013 transfers into and out of were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers into and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2015, 2014 and 2013 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

41

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2015:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$59	Discounted cash flow	Liquidity/duration adjustment (1)	1.6%	-	7.5%
Foreign government bonds	2	Discounted cash flow	Liquidity/duration adjustment (1)	3.8%	-	3.8%
Other assets – reinsurance
recoverable	71	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(2)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(8)
Other liabilities – GLB reserves
embedded derivatives	(71)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

42

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

18.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements; and
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

43

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Operating revenues:
Annuities	$161	$141	$127
Retirement Plan Services	63	61	60
Life Insurance	602	637	561
Group Protection	94	103	95
Other Operations	1	2	6
Excluded realized gain (loss), pre-tax	(33)	(18)	(21)
Total revenues	$888	$926	$828

	For the Years Ended December 31,
	2015	2014	2013
Net Income (Loss)
Income (loss) from operations:
Annuities	$46	$43	$34
Retirement Plan Services	3	3	4
Life Insurance	60	110	61
Group Protection	(1)	-	(1)
Other Operations	1	3	7
Excluded realized gain (loss), after-tax	(21)	(12)	(14)
Net income (loss)	$88	$147	$91

44

	For the Years Ended December 31,
	2015	2014	2013
Net Investment Income
Annuities	$51	$54	$59
Retirement Plan Services	56	55	55
Life Insurance	305	301	291
Group Protection	9	9	8
Other Operations	1	2	6
Total net investment income	$422	$421	$419

	For the Years Ended December 31,
	2015	2014	2013
Amortization of DAC and VOBA, Net of Interest
Annuities	$14	$13	$13
Retirement Plan Services	-	1	-
Life Insurance	73	68	77
Group Protection	4	2	3
Total amortization of DAC and VOBA, net of interest	$91	$84	$93

	For the Years Ended December 31,
	2015	2014	2013
Federal Income Tax Expense (Benefit)
Annuities	$16	$13	$10
Retirement Plan Services	1	-	1
Life Insurance	31	58	32
Group Protection	(1)	-	(1)
Other Operations	-	4	2
Excluded realized gain (loss)	(11)	(6)	(7)
Total federal income tax expense (benefit)	$36	$69	$37

	As of December 31,
	2015	2014
Assets
Annuities	$5,542	$5,273
Retirement Plan Services	1,829	1,806
Life Insurance	7,293	7,281
Group Protection	187	193
Other Operations	(149)	91
Total assets	$14,702	$14,644

19.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Income taxes paid (received)	$65	$52	$18

45

20.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2015	2014
Assets with affiliates:
Service agreement receivable	$7	$81	Other assets
Ceded reinsurance contracts	40	28	Reinsurance recoverables
			Reinsurance related embedded
Ceded reinsurance contracts	11	11	derivatives
Ceded reinsurance contracts	80	44	Other assets

Liabilities with affiliates:
Service agreement payable	-	3	Other liabilities
Ceded reinsurance contracts	3	3	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2015	2014	2013
Revenues with affiliates:
Premiums paid on ceded reinsurance contracts	$(6)	$(9)	$(16)	Insurance premiums
Fees for management of general account	(5)	(6)	(6)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	37	70	(86)	Realized gain (loss)
Other gains (losses)	(48)	(78)	82	Realized gain (loss)

Benefits and expenses with affiliates:
Benefits on assumed (recoveries on ceded) reinsurance
contracts	(9)	5	-	Benefits
				Commissions and
Service agreement payments	68	70	74	other expenses

Service Agreement

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  investments by product, assets under management, weighted policies in force, headcount and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.  As discussed in Note  4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

21.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2016, the date the financial statements were available to be issued.  Management identified no additional items or events required for disclosure.

46

Lincoln New York Account N For Variable Annuities

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities

December 31, 2015

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
AB VPS Global Thematic Growth Portfolio Class B	$1,857,417	$—	$1,857,417	$1,760	$85	$1,855,572
AB VPS Large Cap Growth Portfolio Class B	437,509	—	437,509	—	19	437,490
AB VPS Small/Mid Cap Value Portfolio Class B	8,949,804	—	8,949,804	31	408	8,949,365
Alps|Alerian Energy Infrastructure Portfolio Class III	93,892	—	93,892	—	4	93,888
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	20,237	—	20,237	—	1	20,236
Alps|Stadion Tactical Defensive Portfolio Class III	33,291	—	33,291	—	1	33,290
Alps|Stadion Tactical Growth Portfolio Class III	12,461	—	12,461	—	—	12,461
American Funds Asset Allocation Fund Class 4	1,711,987	—	1,711,987	—	53	1,711,934
American Funds Blue Chip Income and Growth Fund Class 1	97,304	—	97,304	—	4	97,300
American Funds Blue Chip Income and Growth Fund Class 4	452,958	—	452,958	—	14	452,944
American Funds Bond Fund Class 1	22,998	—	22,998	—	—	22,998
American Funds Capital Income Builder Fund Class 1	20,423	—	20,423	—	—	20,423
American Funds Capital Income Builder Fund Class 4	838,300	—	838,300	—	30	838,270
American Funds Global Bond Fund Class 1	17,681	—	17,681	—	—	17,681
American Funds Global Growth Fund Class 2	13,609,349	—	13,609,349	105	629	13,608,615
American Funds Global Growth Fund Class 4	348,190	—	348,190	—	11	348,179
American Funds Global Growth and Income Fund Class 1	44,227	—	44,227	—	1	44,226
American Funds Global Small Capitalization Fund Class 1	6,934	—	6,934	—	—	6,934
American Funds Global Small Capitalization Fund Class 2	9,399,925	20	9,399,945	—	402	9,399,543
American Funds Global Small Capitalization Fund Class 4	190,070	—	190,070	—	6	190,064
American Funds Growth Fund Class 1	20,881	—	20,881	—	—	20,881
American Funds Growth Fund Class 2	60,902,985	48,294	60,951,279	—	2,835	60,948,444
American Funds Growth Fund Class 4	1,203,627	—	1,203,627	—	38	1,203,589
American Funds Growth-Income Fund Class 1	65,483	—	65,483	—	2	65,481
American Funds Growth-Income Fund Class 2	61,716,645	—	61,716,645	946	2,816	61,712,883
American Funds Growth-Income Fund Class 4	1,271,074	—	1,271,074	—	44	1,271,030
American Funds High-Income Bond Fund Class 1	9,813	—	9,813	—	—	9,813
American Funds International Fund Class 1	80,522	—	80,522	—	3	80,519
American Funds International Fund Class 2	24,828,235	—	24,828,235	200	1,115	24,826,920
American Funds International Fund Class 4	566,122	—	566,122	—	18	566,104
American Funds International Growth and Income Fund Class 1	9,782	—	9,782	—	—	9,782
American Funds Managed Risk Asset Allocation Fund Class P1	6,715	—	6,715	—	—	6,715
American Funds Managed Risk Asset Allocation Fund Class P2	3,470,960	—	3,470,960	49	139	3,470,772
American Funds Mortgage Fund Class 4	25,218	—	25,218	—	1	25,217
American Funds New World Fund Class 1	22,744	—	22,744	—	1	22,743
American Funds New World Fund Class 4	326,999	—	326,999	—	10	326,989
BlackRock Global Allocation V.I. Fund Class I	20,185	—	20,185	—	—	20,185
BlackRock Global Allocation V.I. Fund Class III	57,131,974	21,401	57,153,375	—	2,603	57,150,772

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
BlackRock iShares Alternative Strategies V.I. Fund Class III	$6,304	$—	$6,304	$—	$—	$6,304
ClearBridge Variable Aggressive Growth Portfolio Class II	150,291	—	150,291	—	5	150,286
ClearBridge Variable Mid Cap Core Portfolio Class II	758,486	100	758,586	—	29	758,557
Delaware VIP Diversified Income Series Standard Class	70,161	—	70,161	—	2	70,159
Delaware VIP Diversified Income Series Service Class	73,246,487	287,007	73,533,494	—	3,280	73,530,214
Delaware VIP Emerging Markets Series Service Class	14,526,051	—	14,526,051	4,224	653	14,521,174
Delaware VIP High Yield Series Standard Class	389,161	—	389,161	—	16	389,145
Delaware VIP High Yield Series Service Class	7,484,332	—	7,484,332	282	337	7,483,713
Delaware VIP Limited-Term Diversified Income Series Standard Class	11,493	—	11,493	—	—	11,493
Delaware VIP Limited-Term Diversified Income Series Service Class	38,432,088	—	38,432,088	9,942	1,671	38,420,475
Delaware VIP REIT Series Standard Class	651,470	—	651,470	—	25	651,445
Delaware VIP REIT Series Service Class	12,005,957	—	12,005,957	4,217	553	12,001,187
Delaware VIP Small Cap Value Series Standard Class	633,059	—	633,059	—	25	633,034
Delaware VIP Small Cap Value Series Service Class	16,698,441	593	16,699,034	—	784	16,698,250
Delaware VIP Smid Cap Growth Series Standard Class	426,133	—	426,133	—	17	426,116
Delaware VIP Smid Cap Growth Series Service Class	9,997,248	—	9,997,248	6,049	446	9,990,753
Delaware VIP U.S. Growth Series Service Class	6,717,900	—	6,717,900	473	269	6,717,158
Delaware VIP Value Series Standard Class	71,250	—	71,250	—	3	71,247
Delaware VIP Value Series Service Class	9,657,450	50	9,657,500	—	444	9,657,056
Deutsche Alternative Asset Allocation VIP Portfolio A	15,503	—	15,503	—	—	15,503
Deutsche Alternative Asset Allocation VIP Portfolio B	3,887,789	1,343	3,889,132	—	171	3,888,961
Deutsche Equity 500 Index VIP Portfolio A	1,456,361	39	1,456,400	—	66	1,456,334
Deutsche Small Cap Index VIP Portfolio A	336,477	5	336,482	—	15	336,467
Eaton Vance VT Floating-Rate Income Fund Initial Class	341,390	—	341,390	—	12	341,378
Fidelity VIP Contrafund Portfolio Service Class 2	45,223,226	—	45,223,226	1,368	2,077	45,219,781
Fidelity VIP Growth Portfolio Initial Class	246,122	—	246,122	—	10	246,112
Fidelity VIP Growth Portfolio Service Class 2	7,660,302	—	7,660,302	7,145	354	7,652,803
Fidelity VIP Mid Cap Portfolio Service Class 2	31,917,297	—	31,917,297	379	1,475	31,915,443
Fidelity VIP Strategic Income Portfolio Service Class 2	88,839	—	88,839	—	3	88,836
First Trust Multi Income Allocation Portfolio Class I	66,813	—	66,813	—	2	66,811
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	622,866	—	622,866	—	19	622,847
Franklin Founding Funds Allocation VIP Fund Class 4	433,318	—	433,318	—	13	433,305
Franklin Income VIP Fund Class 2	30,347,666	1,067	30,348,733	—	1,359	30,347,374
Franklin Income VIP Fund Class 4	552,631	—	552,631	—	19	552,612

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
Franklin Mutual Shares VIP Fund Class 2	$17,539,029	$—	$17,539,029	$49,374	$750	$17,488,905
Franklin Mutual Shares VIP Fund Class 4	406,222	—	406,222	—	14	406,208
Franklin Rising Dividends VIP Fund Class 4	334,153	—	334,153	—	10	334,143
Franklin Small Cap Value VIP Fund Class 4	52,088	—	52,088	—	2	52,086
Franklin Small-Mid Cap Growth VIP Fund Class 4	112,849	—	112,849	—	4	112,845
Goldman Sachs VIT Large Cap Value Fund Service Class	1,496,434	—	1,496,434	577	41	1,495,816
Goldman Sachs VIT Money Market Fund Service Class	326,698	—	326,698	—	11	326,687
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	157,689	—	157,689	—	5	157,684
Goldman Sachs VIT Strategic Income Fund Advisor Class	54,597	—	54,597	—	2	54,595
Guggenheim Long Short Equity Fund	214,161	—	214,161	—	7	214,154
Guggenheim Multi-Hedge Strategies Fund	96,484	—	96,484	—	3	96,481
Hartford Capital Appreciation HLS Fund Class IC	214,855	—	214,855	—	7	214,848
Huntington VA Dividend Capture Fund	27,199	—	27,199	—	1	27,198
Invesco V.I. American Franchise Fund Series I	108,378	—	108,378	—	5	108,373
Invesco V.I. American Franchise Fund Series II	21,482	—	21,482	—	1	21,481
Invesco V.I. Balanced-Risk Allocation Fund Series II	283,650	—	283,650	—	11	283,639
Invesco V.I. Comstock Fund Series II	52,238	—	52,238	—	2	52,236
Invesco V.I. Core Equity Fund Series I	150,114	—	150,114	—	6	150,108
Invesco V.I. Core Equity Fund Series II	854	—	854	—	—	854
Invesco V.I. Diversified Dividend Fund Series II	121,867	—	121,867	—	4	121,863
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	602,505	—	602,505	—	20	602,485
Invesco V.I. Equity and Income Fund Series II	440,619	—	440,619	—	14	440,605
Invesco V.I. International Growth Fund Series I	61,082	—	61,082	—	2	61,080
Invesco V.I. International Growth Fund Series II	864,007	—	864,007	—	35	863,972
Ivy Funds VIP Asset Strategy Portfolio Class A	418,054	—	418,054	—	14	418,040
Ivy Funds VIP Energy Portfolio Class A	10,828	—	10,828	—	—	10,828
Ivy Funds VIP High Income Portfolio Class A	175,666	—	175,666	—	5	175,661
Ivy Funds VIP Micro Cap Growth Portfolio Class A	6,018	—	6,018	—	—	6,018
Ivy Funds VIP Mid Cap Growth Portfolio Class A	137,241	—	137,241	—	4	137,237
Ivy Funds VIP Science and Technology Portfolio Class A	161,245	—	161,245	—	5	161,240
Janus Aspen Balanced Portfolio Service Shares	683,382	—	683,382	—	30	683,352
Janus Aspen Enterprise Portfolio Service Shares	392,707	—	392,707	—	17	392,690
Janus Aspen Global Research Portfolio Service Shares	13,133	—	13,133	—	1	13,132
JPMIT Global Allocation Portfolio Class 2	33,197	—	33,197	—	2	33,195
JPMIT Income Builder Portfolio Class 2	1,435	—	1,435	—	—	1,435
JPMIT Intrepid Mid Cap Portfolio Class 2	174,922	—	174,922	—	6	174,916
LVIP American Balanced Allocation Fund Standard Class	6,445	—	6,445	—	—	6,445
LVIP American Balanced Allocation Fund Service Class	1,065,963	—	1,065,963	—	32	1,065,931
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	11,125,237	—	11,125,237	53,989	490	11,070,758

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	$6,627	$—	$6,627	$—	$—	$6,627
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	2,020,019	—	2,020,019	1,578	81	2,018,360
LVIP American Global Growth Allocation Managed Risk Fund Service Class	8,383,756	—	8,383,756	5	332	8,383,419
LVIP American Global Growth Fund Service Class II	4,621,306	—	4,621,306	7,415	206	4,613,685
LVIP American Global Small Capitalization Fund Service Class II	2,973,248	—	2,973,248	4,900	130	2,968,218
LVIP American Growth Allocation Fund Service Class	232,290	—	232,290	—	7	232,283
LVIP American Growth Fund Service Class II	13,553,771	—	13,553,771	7,502	629	13,545,640
LVIP American Growth-Income Fund Service Class II	12,437,366	—	12,437,366	1,418	578	12,435,370
LVIP American Income Allocation Fund Standard Class	56,134	—	56,134	—	3	56,131
LVIP American International Fund Service Class II	6,504,894	—	6,504,894	41	302	6,504,551
LVIP American Preservation Fund Service Class	68,311	—	68,311	—	2	68,309
LVIP AQR Enhanced Global Strategies Fund Service Class	35,251	—	35,251	—	1	35,250
LVIP Baron Growth Opportunities Fund Service Class	10,033,508	16	10,033,524	—	479	10,033,045
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	1,149	—	1,149	—	—	1,149
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	14,551,806	4,031	14,555,837	—	650	14,555,187
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	40,313,780	26,770	40,340,550	—	1,809	40,338,741
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	70,514,284	—	70,514,284	4,930	3,180	70,506,174
LVIP BlackRock Inflation Protected Bond Fund Standard Class	29,651	—	29,651	—	1	29,650
LVIP BlackRock Inflation Protected Bond Fund Service Class	48,672,625	11,458	48,684,083	—	2,168	48,681,915
LVIP BlackRock Multi-Asset Income Fund Service Class	230,624	—	230,624	—	8	230,616
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	2,219,090	—	2,219,090	51,310	93	2,167,687
LVIP Clarion Global Real Estate Fund Service Class	7,143,398	630	7,144,028	—	315	7,143,713
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	4,084,842	—	4,084,842	90,993	168	3,993,681
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	4,088	—	4,088	—	—	4,088
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	8,204,498	—	8,204,498	2,170	369	8,201,959
LVIP Delaware Bond Fund Standard Class	5,840,678	11	5,840,689	—	258	5,840,431
LVIP Delaware Bond Fund Service Class	116,048,990	—	116,048,990	189,182	4,959	115,854,849
LVIP Delaware Diversified Floating Rate Fund Standard Class	34,258	—	34,258	—	1	34,257

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP Delaware Diversified Floating Rate Fund Service Class	$39,380,058	$—	$39,380,058	$110	$1,777	$39,378,171
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	154,554	—	154,554	—	7	154,547
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	1,829,374	—	1,829,374	—	83	1,829,291
LVIP Delaware Social Awareness Fund Standard Class	483,126	—	483,126	—	21	483,105
LVIP Delaware Social Awareness Fund Service Class	3,907,391	—	3,907,391	13	174	3,907,204
LVIP Delaware Special Opportunities Fund Service Class	2,655,011	—	2,655,011	7,943	128	2,646,940
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	11,753,539	1,881	11,755,420	—	560	11,754,860
LVIP Dimensional International Core Equity Fund Service Class	142,464	—	142,464	—	7	142,457
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	1,627,518	—	1,627,518	355	76	1,627,087
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	22,054,384	231,555	22,285,939	—	1,002	22,284,937
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	192,355	—	192,355	—	8	192,347
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	4,076	—	4,076	—	—	4,076
LVIP Dimensional/Vanguard Total Bond Fund Service Class	31,291,869	1,125	31,292,994	—	1,378	31,291,616
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	12,083	—	12,083	—	—	12,083
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	13,596,470	—	13,596,470	89,619	594	13,506,257
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	10,164	—	10,164	—	—	10,164
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	190,801	—	190,801	—	9	190,792
LVIP Global Conservative Allocation Managed Risk Fund Service Class	93,929,962	—	93,929,962	2,922	4,492	93,922,548
LVIP Global Growth Allocation Managed Risk Fund Standard Class	6,598	—	6,598	—	—	6,598
LVIP Global Growth Allocation Managed Risk Fund Service Class	425,252,158	—	425,252,158	8,355	18,884	425,224,919
LVIP Global Income Fund Service Class	29,909,465	3,147	29,912,612	—	1,407	29,911,205
LVIP Global Moderate Allocation Managed Risk Fund Service Class	408,040,961	174,581	408,215,542	—	18,416	408,197,126
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	8,640,459	—	8,640,459	93,699	363	8,546,397
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	4,115	—	4,115	—	—	4,115
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	6,327,144	—	6,327,144	1,385	266	6,325,493
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	20,401,644	—	20,401,644	40,387	926	20,360,331
LVIP JPMorgan High Yield Fund Service Class	7,520,783	112	7,520,895	—	314	7,520,581

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	$18,588	$—	$18,588	$—	$—	$18,588
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	28,108,551	244,726	28,353,277	—	1,251	28,352,026
LVIP Managed Risk Profile 2010 Fund Service Class	336,124	—	336,124	—	15	336,109
LVIP Managed Risk Profile 2020 Fund Service Class	271,472	—	271,472	—	14	271,458
LVIP Managed Risk Profile 2030 Fund Service Class	325,450	—	325,450	—	15	325,435
LVIP Managed Risk Profile 2040 Fund Service Class	32,096	—	32,096	—	1	32,095
LVIP MFS International Growth Fund Service Class	5,543,218	506	5,543,724	—	243	5,543,481
LVIP MFS International Growth Managed Volatility Fund Service Class	12,726,757	1,853	12,728,610	—	576	12,728,034
LVIP MFS Value Fund Service Class	16,831,797	—	16,831,797	8,194	677	16,822,926
LVIP Mondrian International Value Fund Standard Class	1,037,545	—	1,037,545	—	46	1,037,499
LVIP Mondrian International Value Fund Service Class	10,793,705	1,004	10,794,709	—	488	10,794,221
LVIP Money Market Fund Standard Class	1,186,923	—	1,186,923	39	50	1,186,834
LVIP Money Market Fund Service Class	13,797,917	439	13,798,356	—	591	13,797,765
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	1,680,435	—	1,680,435	—	73	1,680,362
LVIP PIMCO Low Duration Bond Fund Standard Class	1,004	—	1,004	—	—	1,004
LVIP PIMCO Low Duration Bond Fund Service Class	17,353,103	—	17,353,103	62,205	771	17,290,127
LVIP SSgA Bond Index Fund Standard Class	78,194	—	78,194	—	4	78,190
LVIP SSgA Bond Index Fund Service Class	42,267,353	11,754	42,279,107	—	1,999	42,277,108
LVIP SSgA Conservative Index Allocation Fund Service Class	5,305,071	—	5,305,071	—	244	5,304,827
LVIP SSgA Conservative Structured Allocation Fund Service Class	8,879,036	—	8,879,036	—	405	8,878,631
LVIP SSgA Developed International 150 Fund Service Class	6,320,777	—	6,320,777	78	301	6,320,398
LVIP SSgA Emerging Markets 100 Fund Standard Class	10,793	—	10,793	—	—	10,793
LVIP SSgA Emerging Markets 100 Fund Service Class	6,346,249	1,347	6,347,596	—	300	6,347,296
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	71,591,634	—	71,591,634	443	3,327	71,587,864
LVIP SSgA International Index Fund Service Class	10,796,270	—	10,796,270	1,274	517	10,794,479
LVIP SSgA International Managed Volatility Fund Service Class	4,951,244	6,822	4,958,066	—	210	4,957,856
LVIP SSgA Large Cap 100 Fund Service Class	12,949,644	—	12,949,644	1,434	610	12,947,600
LVIP SSgA Large Cap Managed Volatility Fund Service Class	14,604,650	—	14,604,650	104,415	663	14,499,572
LVIP SSgA Moderate Index Allocation Fund Service Class	18,472,051	—	18,472,051	—	833	18,471,218
LVIP SSgA Moderate Structured Allocation Fund Service Class	52,670,319	—	52,670,319	604	2,429	52,667,286

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	$10,923,309	$—	$10,923,309	$—	$497	$10,922,812
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	21,322,191	—	21,322,191	383	983	21,320,825
LVIP SSgA S&P 500 Index Fund Standard Class	1,525,376	—	1,525,376	—	71	1,525,305
LVIP SSgA S&P 500 Index Fund Service Class	42,154,419	—	42,154,419	19,531	1,925	42,132,963
LVIP SSgA Small-Cap Index Fund Standard Class	913	—	913	—	—	913
LVIP SSgA Small-Cap Index Fund Service Class	12,793,231	—	12,793,231	10,363	611	12,782,257
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	7,926	—	7,926	—	—	7,926
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	16,982,338	—	16,982,338	38,265	782	16,943,291
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	23,160	—	23,160	—	1	23,159
LVIP SSgA Small-Mid Cap 200 Fund Service Class	4,556,583	—	4,556,583	57	211	4,556,315
LVIP T. Rowe Price Growth Stock Fund Service Class	14,498,836	—	14,498,836	9,154	666	14,489,016
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	132,933	—	132,933	—	7	132,926
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	6,181,487	—	6,181,487	4,904	276	6,176,307
LVIP Templeton Growth Managed Volatility Fund Service Class	51,261,915	141,189	51,403,104	—	2,250	51,400,854
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	15,279,145	—	15,279,145	—	682	15,278,463
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	135,379	—	135,379	—	7	135,372
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	24,967,576	30,440	24,998,016	—	1,112	24,996,904
LVIP Vanguard Domestic Equity ETF Fund Standard Class	1,931	—	1,931	—	—	1,931
LVIP Vanguard Domestic Equity ETF Fund Service Class	6,570,743	—	6,570,743	—	288	6,570,455
LVIP Vanguard International Equity ETF Fund Service Class	3,667,469	—	3,667,469	—	162	3,667,307
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class	4,102	—	4,102	—	—	4,102
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	31,395,624	—	31,395,624	6,083	1,438	31,388,103
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	5,197,075	—	5,197,075	49,704	234	5,147,137
LVIP Wellington Capital Growth Fund Service Class	4,440,522	—	4,440,522	509	153	4,439,860
LVIP Wellington Mid-Cap Value Fund Service Class	5,167,937	489	5,168,426	—	232	5,168,194
Lord Abbett Series Fund Bond Debenture Portfolio Class VC	209,750	—	209,750	—	6	209,744
Lord Abbett Series Fund Developing Growth Portfolio Class VC	97,189	—	97,189	—	3	97,186
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC	74,684	—	74,684	—	2	74,682
Lord Abbett Series Fund Short Duration Income Portfolio Class VC	320,083	—	320,083	—	13	320,070

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
MFS VIT Growth Series Initial Class	$57,303	$—	$57,303	$—	$2	$57,301
MFS VIT Growth Series Service Class	1,366,712	—	1,366,712	—	59	1,366,653
MFS VIT Total Return Series Initial Class	350,829	—	350,829	—	14	350,815
MFS VIT Utilities Series Initial Class	319,003	—	319,003	—	12	318,991
MFS VIT Utilities Series Service Class	11,557,912	—	11,557,912	49	512	11,557,351
MFS VIT II Core Equity Portfolio Service Class	63,398	—	63,398	—	4	63,394
MFS VIT II International Value Series Service Class	500,199	—	500,199	—	19	500,180
NB AMT Mid Cap Intrinsic Value Portfolio I Class	2,542,109	—	2,542,109	2	116	2,541,991
Oppenheimer Global Fund/VA Service Shares	221,176	—	221,176	—	5	221,171
Oppenheimer International Growth Fund/VA Service Shares	171,691	—	171,691	—	5	171,686
Oppenheimer Main Street Small Cap Fund/VA Service Shares	47,938	—	47,938	—	2	47,936
PIMCO VIT All Asset All Authority Portfolio Advisor Class	103,613	—	103,613	—	3	103,610
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	2,810,716	—	2,810,716	—	113	2,810,603
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	19,478	—	19,478	—	1	19,477
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	380,838	—	380,838	—	14	380,824
Putnam VT Absolute Return 500 Fund Class IB	10,315	—	10,315	—	—	10,315
Putnam VT Global Health Care Fund Class IB	448,442	—	448,442	—	19	448,423
Putnam VT Growth & Income Fund Class IB	19,002	—	19,002	—	1	19,001
Putnam VT Income Fund Class IB	106,590	—	106,590	—	4	106,586
Templeton Foreign VIP Fund Class 4	33,588	—	33,588	—	1	33,587
Templeton Global Bond VIP Fund Class 2	9,347,062	—	9,347,062	—	443	9,346,619
Templeton Global Bond VIP Fund Class 4	375,153	—	375,153	—	11	375,142
Templeton Growth VIP Fund Class 2	2,296,734	—	2,296,734	—	107	2,296,627
Transparent Value Directional Allocation VI Portfolio Class II	65,143	—	65,143	—	2	65,141
UIF Global Infrastructure Portfolio Class II	57,495	—	57,495	—	2	57,493
Van Eck VIP Global Hard Assets Fund Class S	21,786	—	21,786	—	1	21,785
Virtus VIT Equity Trend Series Class A	14,974	—	14,974	—	—	14,974
Virtus VIT Multi-Sector Fixed Income Series Class A	143,062	—	143,062	—	5	143,057

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of operations

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio Class B	$—	$(34,084)	$(34,084)	$107,113
AB VPS Large Cap Growth Portfolio Class B	—	(7,352)	(7,352)	31,282
AB VPS Small/Mid Cap Value Portfolio Class B	51,250	(167,664)	(116,414)	267,971
Alps|Alerian Energy Infrastructure Portfolio Class III	923	(1,630)	(707)	(5,039)
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	12	(16)	(4)	—
Alps|Stadion Tactical Defensive Portfolio Class III	27	(333)	(306)	(13)
Alps|Stadion Tactical Growth Portfolio Class III	—	(6)	(6)	—
American Funds Asset Allocation Fund Class 4	27,698	(10,543)	17,155	(6,356)
American Funds Blue Chip Income and Growth Fund Class 1	2,166	(1,361)	805	(957)
American Funds Blue Chip Income and Growth Fund Class 4	8,563	(4,112)	4,451	(1,789)
American Funds Bond Fund Class 1	447	(148)	299	(37)
American Funds Capital Income Builder Fund Class 1	261	(57)	204	(2)
American Funds Capital Income Builder Fund Class 4	18,731	(9,266)	9,465	6,776
American Funds Global Bond Fund Class 1	14	(88)	(74)	(21)
American Funds Global Growth Fund Class 2	142,045	(236,244)	(94,199)	480,524
American Funds Global Growth Fund Class 4	3,086	(1,992)	1,094	33
American Funds Global Growth and Income Fund Class 1	987	(277)	710	26
American Funds Global Small Capitalization Fund Class 1	—	(35)	(35)	—
American Funds Global Small Capitalization Fund Class 2	—	(164,852)	(164,852)	445,243
American Funds Global Small Capitalization Fund Class 4	—	(1,046)	(1,046)	(47)
American Funds Growth Fund Class 1	165	(100)	65	—
American Funds Growth Fund Class 2	375,076	(1,104,620)	(729,544)	2,734,301
American Funds Growth Fund Class 4	8,554	(7,981)	573	(6,481)
American Funds Growth-Income Fund Class 1	989	(592)	397	(364)
American Funds Growth-Income Fund Class 2	840,910	(1,105,446)	(264,536)	2,505,140
American Funds Growth-Income Fund Class 4	18,170	(12,819)	5,351	11,412
American Funds High-Income Bond Fund Class 1	577	(49)	528	—
American Funds International Fund Class 1	1,421	(796)	625	(68)
American Funds International Fund Class 2	408,486	(460,059)	(51,573)	478,675
American Funds International Fund Class 4	6,400	(4,067)	2,333	511
American Funds International Growth and Income Fund Class 1	231	(49)	182	—
American Funds Managed Risk Asset Allocation Fund Class P1	48	(8)	40	—
American Funds Managed Risk Asset Allocation Fund Class P2	35,582	(28,550)	7,032	(6,660)
American Funds Mortgage Fund Class 4	77	(57)	20	—
American Funds New World Fund Class 1	186	(239)	(53)	(109)
American Funds New World Fund Class 4	1,296	(2,412)	(1,116)	(72)
BlackRock Global Allocation V.I. Fund Class I	236	(72)	164	(4)
BlackRock Global Allocation V.I. Fund Class III	617,761	(993,346)	(375,585)	(152,800)
BlackRock iShares Alternative Strategies V.I. Fund Class III	185	(25)	160	—
ClearBridge Variable Aggressive Growth Portfolio Class II	103	(1,013)	(910)	(132)
ClearBridge Variable Mid Cap Core Portfolio Class II	297	(10,022)	(9,725)	11,731
Delaware VIP Diversified Income Series Standard Class	1,928	(767)	1,161	(175)
Delaware VIP Diversified Income Series Service Class	2,098,640	(1,234,016)	864,624	(212,657)
Delaware VIP Emerging Markets Series Service Class	95,459	(268,452)	(172,993)	(200,931)
Delaware VIP High Yield Series Standard Class	31,495	(6,825)	24,670	491
Delaware VIP High Yield Series Service Class	629,501	(152,772)	476,729	(168,182)
Delaware VIP Limited-Term Diversified Income Series Standard Class	193	(74)	119	(5)
Delaware VIP Limited-Term Diversified Income Series Service Class	576,177	(630,346)	(54,169)	(86,786)
Delaware VIP REIT Series Standard Class	7,844	(9,075)	(1,231)	5,090
Delaware VIP REIT Series Service Class	135,798	(219,401)	(83,603)	919,927
Delaware VIP Small Cap Value Series Standard Class	5,018	(9,823)	(4,805)	8,773
Delaware VIP Small Cap Value Series Service Class	90,704	(321,055)	(230,351)	444,714
Delaware VIP Smid Cap Growth Series Standard Class	1,598	(6,065)	(4,467)	6,391
Delaware VIP Smid Cap Growth Series Service Class	16,204	(165,046)	(148,842)	417,581
Delaware VIP U.S. Growth Series Service Class	24,423	(98,515)	(74,092)	352,564
Delaware VIP Value Series Standard Class	1,482	(1,155)	327	3,581
Delaware VIP Value Series Service Class	157,359	(173,073)	(15,714)	725,875
See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class B	$—	$107,113	$(34,604)	$38,425
AB VPS Large Cap Growth Portfolio Class B	45,139	76,421	(28,049)	41,020
AB VPS Small/Mid Cap Value Portfolio Class B	1,576,785	1,844,756	(2,414,280)	(685,938)
Alps|Alerian Energy Infrastructure Portfolio Class III	2,447	(2,592)	(47,606)	(50,905)
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	8	8	52	56
Alps|Stadion Tactical Defensive Portfolio Class III	—	(13)	(3,140)	(3,459)
Alps|Stadion Tactical Growth Portfolio Class III	—	—	(39)	(45)
American Funds Asset Allocation Fund Class 4	58,816	52,460	(82,942)	(13,327)
American Funds Blue Chip Income and Growth Fund Class 1	9,448	8,491	(14,959)	(5,663)
American Funds Blue Chip Income and Growth Fund Class 4	33,684	31,895	(55,406)	(19,060)
American Funds Bond Fund Class 1	450	413	(782)	(70)
American Funds Capital Income Builder Fund Class 1	—	(2)	(1,108)	(906)
American Funds Capital Income Builder Fund Class 4	—	6,776	(37,152)	(20,911)
American Funds Global Bond Fund Class 1	390	369	(883)	(588)
American Funds Global Growth Fund Class 2	1,372,490	1,853,014	(1,058,389)	700,426
American Funds Global Growth Fund Class 4	8,219	8,252	(11,873)	(2,527)
American Funds Global Growth and Income Fund Class 1	—	26	(1,662)	(926)
American Funds Global Small Capitalization Fund Class 1	407	407	(595)	(223)
American Funds Global Small Capitalization Fund Class 2	816,411	1,261,654	(1,136,031)	(39,229)
American Funds Global Small Capitalization Fund Class 4	2,678	2,631	(16,638)	(15,053)
American Funds Growth Fund Class 1	3,137	3,137	(2,434)	768
American Funds Growth Fund Class 2	13,604,020	16,338,321	(12,224,744)	3,384,033
American Funds Growth Fund Class 4	123,081	116,600	(89,317)	27,856
American Funds Growth-Income Fund Class 1	8,260	7,896	(8,998)	(705)
American Funds Growth-Income Fund Class 2	9,770,318	12,275,458	(11,987,575)	23,347
American Funds Growth-Income Fund Class 4	150,348	161,760	(161,827)	5,284
American Funds High-Income Bond Fund Class 1	—	—	(1,307)	(779)
American Funds International Fund Class 1	3,550	3,482	(11,970)	(7,863)
American Funds International Fund Class 2	1,616,285	2,094,960	(3,592,637)	(1,549,250)
American Funds International Fund Class 4	18,995	19,506	(50,253)	(28,414)
American Funds International Growth and Income Fund Class 1	154	154	(1,021)	(685)
American Funds Managed Risk Asset Allocation Fund Class P1	—	—	(43)	(3)
American Funds Managed Risk Asset Allocation Fund Class P2	41,446	34,786	(101,430)	(59,612)
American Funds Mortgage Fund Class 4	63	63	(79)	4
American Funds New World Fund Class 1	1,201	1,092	(2,267)	(1,228)
American Funds New World Fund Class 4	11,473	11,401	(27,994)	(17,709)
BlackRock Global Allocation V.I. Fund Class I	1,080	1,076	(2,453)	(1,213)
BlackRock Global Allocation V.I. Fund Class III	3,511,943	3,359,143	(4,538,585)	(1,555,027)
BlackRock iShares Alternative Strategies V.I. Fund Class III	—	—	(304)	(144)
ClearBridge Variable Aggressive Growth Portfolio Class II	14,495	14,363	(21,919)	(8,466)
ClearBridge Variable Mid Cap Core Portfolio Class II	45,543	57,274	(37,094)	10,455
Delaware VIP Diversified Income Series Standard Class	708	533	(3,779)	(2,085)
Delaware VIP Diversified Income Series Service Class	839,456	626,799	(3,764,204)	(2,272,781)
Delaware VIP Emerging Markets Series Service Class	334,105	133,174	(2,669,650)	(2,709,469)
Delaware VIP High Yield Series Standard Class	6,604	7,095	(63,534)	(31,769)
Delaware VIP High Yield Series Service Class	137,538	(30,644)	(1,129,740)	(683,655)
Delaware VIP Limited-Term Diversified Income Series Standard Class	—	(5)	(108)	6
Delaware VIP Limited-Term Diversified Income Series Service Class	—	(86,786)	(229,728)	(370,683)
Delaware VIP REIT Series Standard Class	—	5,090	10,391	14,250
Delaware VIP REIT Series Service Class	—	919,927	(680,287)	156,037
Delaware VIP Small Cap Value Series Standard Class	72,962	81,735	(129,486)	(52,556)
Delaware VIP Small Cap Value Series Service Class	2,035,419	2,480,133	(3,717,859)	(1,468,077)
Delaware VIP Smid Cap Growth Series Standard Class	34,273	40,664	(11,928)	24,269
Delaware VIP Smid Cap Growth Series Service Class	834,180	1,251,761	(562,897)	540,022
Delaware VIP U.S. Growth Series Service Class	559,688	912,252	(592,482)	245,678
Delaware VIP Value Series Standard Class	—	3,581	(5,231)	(1,323)
Delaware VIP Value Series Service Class	—	725,875	(945,300)	(235,139)

Lincoln New York Account N for Variable Annuities

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Deutsche Alternative Asset Allocation VIP Portfolio A	$86	$(59)	$27	$(5)
Deutsche Alternative Asset Allocation VIP Portfolio B	103,956	(63,270)	40,686	(21,725)
Deutsche Equity 500 Index VIP Portfolio A	26,411	(25,959)	452	64,092
Deutsche Small Cap Index VIP Portfolio A	4,006	(6,069)	(2,063)	12,661
Eaton Vance VT Floating-Rate Income Fund Initial Class	6,611	(2,649)	3,962	(290)
Fidelity VIP Contrafund Portfolio Service Class 2	371,905	(778,172)	(406,267)	1,663,270
Fidelity VIP Growth Portfolio Initial Class	639	(3,407)	(2,768)	2,825
Fidelity VIP Growth Portfolio Service Class 2	2,501	(137,667)	(135,166)	911,898
Fidelity VIP Mid Cap Portfolio Service Class 2	84,324	(575,339)	(491,015)	397,484
Fidelity VIP Strategic Income Portfolio Service Class 2	1,405	(166)	1,239	(10)
First Trust Multi Income Allocation Portfolio Class I	1,254	(153)	1,101	1
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	12,836	(4,667)	8,169	(121)
Franklin Founding Funds Allocation VIP Fund Class 4	11,798	(4,206)	7,592	(121)
Franklin Income VIP Fund Class 2	1,465,075	(521,624)	943,451	83,708
Franklin Income VIP Fund Class 4	22,483	(6,383)	16,100	(23,516)
Franklin Mutual Shares VIP Fund Class 2	585,780	(298,711)	287,069	585,704
Franklin Mutual Shares VIP Fund Class 4	12,524	(3,507)	9,017	371
Franklin Rising Dividends VIP Fund Class 4	3,529	(2,683)	846	(550)
Franklin Small Cap Value VIP Fund Class 4	187	(445)	(258)	345
Franklin Small-Mid Cap Growth VIP Fund Class 4	—	(538)	(538)	(2,278)
Goldman Sachs VIT Large Cap Value Fund Service Class	18,660	(15,534)	3,126	11,257
Goldman Sachs VIT Money Market Fund Service Class	25	(5,081)	(5,056)	—
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	3,009	(1,493)	1,516	(271)
Goldman Sachs VIT Strategic Income Fund Advisor Class	1,152	(509)	643	(23)
Guggenheim Long Short Equity Fund	—	(1,996)	(1,996)	231
Guggenheim Multi-Hedge Strategies Fund	616	(880)	(264)	40
Hartford Capital Appreciation HLS Fund Class IC	1,168	(1,190)	(22)	(189)
Huntington VA Dividend Capture Fund	1,200	(402)	798	3,717
Invesco V.I. American Franchise Fund Series I	—	(2,189)	(2,189)	10,669
Invesco V.I. American Franchise Fund Series II	—	(366)	(366)	503
Invesco V.I. Balanced-Risk Allocation Fund Series II	11,569	(3,224)	8,345	(25,299)
Invesco V.I. Comstock Fund Series II	850	(329)	521	(20)
Invesco V.I. Core Equity Fund Series I	1,902	(2,490)	(588)	10,205
Invesco V.I. Core Equity Fund Series II	8	(13)	(5)	261
Invesco V.I. Diversified Dividend Fund Series II	1,356	(832)	524	(12)
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	6,189	(3,987)	2,202	(354)
Invesco V.I. Equity and Income Fund Series II	10,652	(2,820)	7,832	(212)
Invesco V.I. International Growth Fund Series I	947	(937)	10	6,255
Invesco V.I. International Growth Fund Series II	11,020	(9,622)	1,398	(1,440)
Ivy Funds VIP Asset Strategy Portfolio Class A	1,098	(4,180)	(3,082)	(3,558)
Ivy Funds VIP Energy Portfolio Class A	2	(77)	(75)	(1)
Ivy Funds VIP High Income Portfolio Class A	4,937	(1,032)	3,905	(935)
Ivy Funds VIP Micro Cap Growth Portfolio Class A	—	(60)	(60)	(742)
Ivy Funds VIP Mid Cap Growth Portfolio Class A	—	(1,029)	(1,029)	(44)
Ivy Funds VIP Science and Technology Portfolio Class A	—	(1,011)	(1,011)	(258)
Janus Aspen Balanced Portfolio Service Shares	9,990	(11,865)	(1,875)	26,153
Janus Aspen Enterprise Portfolio Service Shares	2,284	(6,990)	(4,706)	41,967
Janus Aspen Global Research Portfolio Service Shares	72	(199)	(127)	177
JPMIT Global Allocation Portfolio Class 2	986	(192)	794	(1,040)
JPMIT Income Builder Portfolio Class 2	37	(1)	36	—
JPMIT Intrepid Mid Cap Portfolio Class 2	363	(1,241)	(878)	(463)
LVIP American Balanced Allocation Fund Standard Class	191	(22)	169	(2)
LVIP American Balanced Allocation Fund Service Class	27,809	(6,403)	21,406	(14,557)
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	165,214	(136,523)	28,691	15,690
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	223	(8)	215	—
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	60,804	(19,795)	41,009	(559)
LVIP American Global Growth Allocation Managed Risk Fund Service Class	254,795	(74,185)	180,610	(49,238)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Deutsche Alternative Asset Allocation VIP Portfolio A	$6	$1	$(1,061)	$(1,033)
Deutsche Alternative Asset Allocation VIP Portfolio B	8,367	(13,358)	(357,786)	(330,458)
Deutsche Equity 500 Index VIP Portfolio A	73,567	137,659	(146,877)	(8,766)
Deutsche Small Cap Index VIP Portfolio A	28,855	41,516	(59,868)	(20,415)
Eaton Vance VT Floating-Rate Income Fund Initial Class	—	(290)	(17,427)	(13,755)
Fidelity VIP Contrafund Portfolio Service Class 2	4,220,565	5,883,835	(6,011,025)	(533,457)
Fidelity VIP Growth Portfolio Initial Class	7,355	10,180	5,925	13,337
Fidelity VIP Growth Portfolio Service Class 2	268,172	1,180,070	(610,539)	434,365
Fidelity VIP Mid Cap Portfolio Service Class 2	4,209,382	4,606,866	(5,090,947)	(975,096)
Fidelity VIP Strategic Income Portfolio Service Class 2	120	110	(2,616)	(1,267)
First Trust Multi Income Allocation Portfolio Class I	—	1	(888)	214
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	8,159	8,038	(24,367)	(8,160)
Franklin Founding Funds Allocation VIP Fund Class 4	677	556	(42,981)	(34,833)
Franklin Income VIP Fund Class 2	—	83,708	(3,830,282)	(2,803,123)
Franklin Income VIP Fund Class 4	—	(23,516)	(43,140)	(50,556)
Franklin Mutual Shares VIP Fund Class 2	1,292,470	1,878,174	(3,342,683)	(1,177,440)
Franklin Mutual Shares VIP Fund Class 4	28,865	29,236	(76,706)	(38,453)
Franklin Rising Dividends VIP Fund Class 4	25,643	25,093	(37,733)	(11,794)
Franklin Small Cap Value VIP Fund Class 4	5,117	5,462	(7,930)	(2,726)
Franklin Small-Mid Cap Growth VIP Fund Class 4	6,284	4,006	(7,034)	(3,566)
Goldman Sachs VIT Large Cap Value Fund Service Class	182,878	194,135	(281,201)	(83,940)
Goldman Sachs VIT Money Market Fund Service Class	—	—	—	(5,056)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	241	(30)	(10,693)	(9,207)
Goldman Sachs VIT Strategic Income Fund Advisor Class	—	(23)	(2,043)	(1,423)
Guggenheim Long Short Equity Fund	—	231	224	(1,541)
Guggenheim Multi-Hedge Strategies Fund	—	40	226	2
Hartford Capital Appreciation HLS Fund Class IC	21,051	20,862	(23,772)	(2,932)
Huntington VA Dividend Capture Fund	—	3,717	(5,826)	(1,311)
Invesco V.I. American Franchise Fund Series I	614	11,283	(4,960)	4,134
Invesco V.I. American Franchise Fund Series II	117	620	392	646
Invesco V.I. Balanced-Risk Allocation Fund Series II	26,082	783	(25,097)	(15,969)
Invesco V.I. Comstock Fund Series II	140	120	(4,390)	(3,749)
Invesco V.I. Core Equity Fund Series I	17,397	27,602	(38,973)	(11,959)
Invesco V.I. Core Equity Fund Series II	95	356	(428)	(77)
Invesco V.I. Diversified Dividend Fund Series II	—	(12)	(1,372)	(860)
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	85,322	84,968	(110,676)	(23,506)
Invesco V.I. Equity and Income Fund Series II	41,154	40,942	(68,264)	(19,490)
Invesco V.I. International Growth Fund Series I	—	6,255	(8,039)	(1,774)
Invesco V.I. International Growth Fund Series II	—	(1,440)	(49,875)	(49,917)
Ivy Funds VIP Asset Strategy Portfolio Class A	52,740	49,182	(87,688)	(41,588)
Ivy Funds VIP Energy Portfolio Class A	19	18	(2,939)	(2,996)
Ivy Funds VIP High Income Portfolio Class A	838	(97)	(14,269)	(10,461)
Ivy Funds VIP Micro Cap Growth Portfolio Class A	810	68	(530)	(522)
Ivy Funds VIP Mid Cap Growth Portfolio Class A	7,087	7,043	(17,587)	(11,573)
Ivy Funds VIP Science and Technology Portfolio Class A	4,074	3,816	(7,939)	(5,134)
Janus Aspen Balanced Portfolio Service Shares	23,776	49,929	(55,219)	(7,165)
Janus Aspen Enterprise Portfolio Service Shares	50,855	92,822	(81,247)	6,869
Janus Aspen Global Research Portfolio Service Shares	—	177	(736)	(686)
JPMIT Global Allocation Portfolio Class 2	279	(761)	(1,714)	(1,681)
JPMIT Income Builder Portfolio Class 2	—	—	(30)	6
JPMIT Intrepid Mid Cap Portfolio Class 2	8,515	8,052	(21,446)	(14,272)
LVIP American Balanced Allocation Fund Standard Class	215	213	(739)	(357)
LVIP American Balanced Allocation Fund Service Class	28,206	13,649	(75,846)	(40,791)
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	—	15,690	(588,188)	(543,807)
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	—	—	(305)	(90)
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	20,377	19,818	(150,015)	(89,188)
LVIP American Global Growth Allocation Managed Risk Fund Service Class	18,207	(31,031)	(586,665)	(437,086)

Lincoln New York Account N for Variable Annuities

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP American Global Growth Fund Service Class II	$67,562	$(67,398)	$164	$216,240
LVIP American Global Small Capitalization Fund Service Class II	6,667	(51,633)	(44,966)	143,906
LVIP American Growth Allocation Fund Service Class	5,969	(2,099)	3,870	(11)
LVIP American Growth Fund Service Class II	35,334	(219,874)	(184,540)	556,732
LVIP American Growth-Income Fund Service Class II	169,571	(206,870)	(37,299)	391,082
LVIP American Income Allocation Fund Standard Class	1,777	(101)	1,676	325
LVIP American International Fund Service Class II	93,801	(113,774)	(19,973)	92,757
LVIP American Preservation Fund Service Class	885	(324)	561	(18)
LVIP AQR Enhanced Global Strategies Fund Service Class	465	(202)	263	(7)
LVIP Baron Growth Opportunities Fund Service Class	—	(187,742)	(187,742)	550,882
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	21	(5)	16	(1)
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	215,351	(218,277)	(2,926)	(141,754)
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	623,209	(589,105)	34,104	107,083
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	522,205	(1,042,650)	(520,445)	(243,936)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	161	(66)	95	(1)
LVIP BlackRock Inflation Protected Bond Fund Service Class	605,143	(831,058)	(225,915)	(559,020)
LVIP BlackRock Multi-Asset Income Fund Service Class	7,184	(3,873)	3,311	(3,521)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	2,226	(10,045)	(7,819)	(9,911)
LVIP Clarion Global Real Estate Fund Service Class	208,178	(120,494)	87,684	327,477
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	23,906	(17,104)	6,802	(5,233)
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	49	(22)	27	(5)
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	69,274	(111,316)	(42,042)	(5,198)
LVIP Delaware Bond Fund Standard Class	141,401	(99,692)	41,709	40,687
LVIP Delaware Bond Fund Service Class	2,330,194	(1,639,430)	690,764	85,800
LVIP Delaware Diversified Floating Rate Fund Standard Class	553	(104)	449	(1)
LVIP Delaware Diversified Floating Rate Fund Service Class	533,815	(647,201)	(113,386)	(101,292)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	2,785	(3,135)	(350)	30,689
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	28,239	(32,830)	(4,591)	64,559
LVIP Delaware Social Awareness Fund Standard Class	7,379	(7,464)	(85)	24,082
LVIP Delaware Social Awareness Fund Service Class	44,819	(66,674)	(21,855)	148,155
LVIP Delaware Special Opportunities Fund Service Class	24,711	(53,882)	(29,171)	93,187
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	85,853	(181,151)	(95,298)	(294,376)
LVIP Dimensional International Core Equity Fund Service Class	899	(583)	316	774
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	21,451	(26,760)	(5,309)	112,496
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	214,170	(330,511)	(116,341)	271,185
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	1,432	(830)	602	(1,377)
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	67	(22)	45	(1)
LVIP Dimensional/Vanguard Total Bond Fund Service Class	438,948	(464,094)	(25,146)	40,766
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	333	(43)	290	(4)
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	323,164	(159,502)	163,662	(77,899)
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	100	(50)	50	(2)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	4,165	(3,468)	697	(437)
LVIP Global Conservative Allocation Managed Risk Fund Service Class	1,811,257	(1,674,049)	137,208	946,940
LVIP Global Growth Allocation Managed Risk Fund Standard Class	135	(8)	127	—
LVIP Global Growth Allocation Managed Risk Fund Service Class	7,660,521	(6,884,049)	776,472	1,946,991
LVIP Global Income Fund Service Class	897,055	(518,803)	378,252	(160,636)
LVIP Global Moderate Allocation Managed Risk Fund Service Class	7,451,642	(6,623,041)	828,601	2,654,372
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	127,252	(73,567)	53,685	(6,874)
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	77	(22)	55	(2)
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	95,902	(90,277)	5,625	(26,938)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	—	(303,927)	(303,927)	87,238
LVIP JPMorgan High Yield Fund Service Class	381,451	(124,943)	256,508	(10,307)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	148	(93)	55	—
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	151,554	(402,729)	(251,175)	388,290
LVIP Managed Risk Profile 2010 Fund Service Class	5,606	(6,461)	(855)	35,172
LVIP Managed Risk Profile 2020 Fund Service Class	4,494	(5,278)	(784)	6,977
LVIP Managed Risk Profile 2030 Fund Service Class	5,136	(5,540)	(404)	1,496

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP American Global Growth Fund Service Class II	$312,990	$529,230	$(367,387)	$162,007
LVIP American Global Small Capitalization Fund Service Class II	12,739	156,645	(138,910)	(27,231)
LVIP American Growth Allocation Fund Service Class	8,106	8,095	(18,281)	(6,316)
LVIP American Growth Fund Service Class II	560,404	1,117,136	(347,498)	585,098
LVIP American Growth-Income Fund Service Class II	493,312	884,394	(900,700)	(53,605)
LVIP American Income Allocation Fund Standard Class	—	325	(2,431)	(430)
LVIP American International Fund Service Class II	951	93,708	(546,904)	(473,169)
LVIP American Preservation Fund Service Class	—	(18)	(1,156)	(613)
LVIP AQR Enhanced Global Strategies Fund Service Class	—	(7)	(1,607)	(1,351)
LVIP Baron Growth Opportunities Fund Service Class	839,641	1,390,523	(1,872,238)	(669,457)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	—	(1)	(367)	(352)
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	—	(141,754)	(2,349,307)	(2,493,987)
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	—	107,083	(2,533,271)	(2,392,084)
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	3,004,284	2,760,348	(6,817,718)	(4,577,815)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	—	(1)	(823)	(729)
LVIP BlackRock Inflation Protected Bond Fund Service Class	—	(559,020)	(1,635,514)	(2,420,449)
LVIP BlackRock Multi-Asset Income Fund Service Class	—	(3,521)	(13,776)	(13,986)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	—	(9,911)	(98,741)	(116,471)
LVIP Clarion Global Real Estate Fund Service Class	—	327,477	(658,415)	(243,254)
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	—	(5,233)	(102,992)	(101,423)
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	24	19	(195)	(149)
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	44,320	39,122	(396,222)	(399,142)
LVIP Delaware Bond Fund Standard Class	13,751	54,438	(168,524)	(72,377)
LVIP Delaware Bond Fund Service Class	260,117	345,917	(2,815,661)	(1,778,980)
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(1)	(725)	(277)
LVIP Delaware Diversified Floating Rate Fund Service Class	—	(101,292)	(822,136)	(1,036,814)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	5,557	36,246	(32,125)	3,771
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	67,351	131,910	(183,882)	(56,563)
LVIP Delaware Social Awareness Fund Standard Class	50,478	74,560	(84,237)	(9,762)
LVIP Delaware Social Awareness Fund Service Class	436,526	584,681	(652,496)	(89,670)
LVIP Delaware Special Opportunities Fund Service Class	208,000	301,187	(297,048)	(25,032)
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	—	(294,376)	(341,492)	(731,166)
LVIP Dimensional International Core Equity Fund Service Class	—	774	(2,433)	(1,343)
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	177,226	289,722	(336,201)	(51,788)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	—	271,185	(2,189,759)	(2,034,915)
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	622	(755)	(4,067)	(4,220)
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	1	—	(81)	(36)
LVIP Dimensional/Vanguard Total Bond Fund Service Class	9,793	50,559	(488,491)	(463,078)
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	—	(4)	(1,804)	(1,518)
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	—	(77,899)	(1,283,365)	(1,197,602)
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	67	65	(724)	(609)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	2,632	2,195	(10,127)	(7,235)
LVIP Global Conservative Allocation Managed Risk Fund Service Class	1,253,876	2,200,816	(6,161,815)	(3,823,791)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	—	—	(240)	(113)
LVIP Global Growth Allocation Managed Risk Fund Service Class	—	1,946,991	(27,540,445)	(24,816,982)
LVIP Global Income Fund Service Class	275,906	115,270	(1,709,191)	(1,215,669)
LVIP Global Moderate Allocation Managed Risk Fund Service Class	278,854	2,933,226	(26,537,239)	(22,775,412)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	—	(6,874)	(459,307)	(412,496)
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	—	(2)	(395)	(342)
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	—	(26,938)	(653,806)	(675,119)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	242,858	330,096	(1,311,595)	(1,285,426)
LVIP JPMorgan High Yield Fund Service Class	41,385	31,078	(743,751)	(456,165)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	—	—	(1,499)	(1,444)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	—	388,290	(2,685,536)	(2,548,421)
LVIP Managed Risk Profile 2010 Fund Service Class	17,955	53,127	(63,400)	(11,128)
LVIP Managed Risk Profile 2020 Fund Service Class	9,330	16,307	(27,657)	(12,134)
LVIP Managed Risk Profile 2030 Fund Service Class	19,638	21,134	(35,969)	(15,239)

Lincoln New York Account N for Variable Annuities

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Managed Risk Profile 2040 Fund Service Class	$492	$(354)	$138	$24
LVIP MFS International Growth Fund Service Class	53,320	(88,061)	(34,741)	90,388
LVIP MFS International Growth Managed Volatility Fund Service Class	88,415	(167,584)	(79,169)	(28,721)
LVIP MFS Value Fund Service Class	312,488	(253,545)	58,943	1,006,838
LVIP Mondrian International Value Fund Standard Class	33,807	(20,050)	13,757	6,303
LVIP Mondrian International Value Fund Service Class	317,690	(194,877)	122,813	48,856
LVIP Money Market Fund Standard Class	362	(24,634)	(24,272)	—
LVIP Money Market Fund Service Class	2,780	(191,593)	(188,813)	—
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	19,564	(22,247)	(2,683)	(13,322)
LVIP PIMCO Low Duration Bond Fund Standard Class	13	(5)	8	—
LVIP PIMCO Low Duration Bond Fund Service Class	165,743	(165,269)	474	2,997
LVIP SSgA Bond Index Fund Standard Class	2,026	(1,173)	853	180
LVIP SSgA Bond Index Fund Service Class	973,071	(749,579)	223,492	157,843
LVIP SSgA Conservative Index Allocation Fund Service Class	96,050	(84,594)	11,456	63,243
LVIP SSgA Conservative Structured Allocation Fund Service Class	215,372	(167,855)	47,517	106,678
LVIP SSgA Developed International 150 Fund Service Class	184,842	(110,428)	74,414	105,633
LVIP SSgA Emerging Markets 100 Fund Standard Class	535	(40)	495	(7)
LVIP SSgA Emerging Markets 100 Fund Service Class	297,137	(125,914)	171,223	(222,732)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	2,110,129	(1,252,870)	857,259	337,524
LVIP SSgA International Index Fund Service Class	256,790	(202,398)	54,392	289,834
LVIP SSgA International Managed Volatility Fund Service Class	97,167	(49,037)	48,130	(54,898)
LVIP SSgA Large Cap 100 Fund Service Class	332,067	(240,859)	91,208	933,028
LVIP SSgA Large Cap Managed Volatility Fund Service Class	203,678	(176,926)	26,752	14,134
LVIP SSgA Moderate Index Allocation Fund Service Class	290,391	(283,968)	6,423	168,489
LVIP SSgA Moderate Structured Allocation Fund Service Class	1,416,109	(921,108)	495,001	1,016,549
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	180,805	(182,310)	(1,505)	184,567
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	636,127	(419,459)	216,668	546,771
LVIP SSgA S&P 500 Index Fund Standard Class	29,651	(27,568)	2,083	67,771
LVIP SSgA S&P 500 Index Fund Service Class	703,822	(689,874)	13,948	2,198,485
LVIP SSgA Small-Cap Index Fund Standard Class	9	(5)	4	—
LVIP SSgA Small-Cap Index Fund Service Class	91,677	(233,768)	(142,091)	558,807
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	64	(39)	25	—
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	92,441	(221,478)	(129,037)	(30,215)
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	617	(253)	364	(24)
LVIP SSgA Small-Mid Cap 200 Fund Service Class	108,633	(79,153)	29,480	110,001
LVIP T. Rowe Price Growth Stock Fund Service Class	—	(222,515)	(222,515)	868,487
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	175	(1,686)	(1,511)	14,637
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	—	(106,666)	(106,666)	366,646
LVIP Templeton Growth Managed Volatility Fund Service Class	625,664	(780,761)	(155,097)	(122,370)
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	152,434	(63,271)	89,163	(29,600)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	(2,515)	(2,515)	5,645
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	—	(288,326)	(288,326)	297,372
LVIP Vanguard Domestic Equity ETF Fund Standard Class	32	(7)	25	—
LVIP Vanguard Domestic Equity ETF Fund Service Class	92,828	(107,936)	(15,108)	292,355
LVIP Vanguard International Equity ETF Fund Service Class	80,923	(63,610)	17,313	126
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class	69	(22)	47	(2)
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	414,898	(471,924)	(57,026)	52,287
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	12,995	(54,131)	(41,136)	(9,328)
LVIP Wellington Capital Growth Fund Service Class	—	(43,860)	(43,860)	211,218
LVIP Wellington Mid-Cap Value Fund Service Class	9,677	(92,224)	(82,547)	432,274
Lord Abbett Series Fund Bond Debenture Portfolio Class VC	8,829	(1,473)	7,356	(334)
Lord Abbett Series Fund Developing Growth Portfolio Class VC	—	(562)	(562)	102
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC	898	(719)	179	197
Lord Abbett Series Fund Short Duration Income Portfolio Class VC	7,669	(1,437)	6,232	(78)
MFS VIT Core Equity Series Service Class	311	(206)	105	19,780
MFS VIT Growth Series Initial Class	103	(1,070)	(967)	23,711
MFS VIT Growth Series Service Class	—	(19,521)	(19,521)	77,354

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Managed Risk Profile 2040 Fund Service Class	$2,161	$2,185	$(4,684)	$(2,361)
LVIP MFS International Growth Fund Service Class	—	90,388	(116,447)	(60,800)
LVIP MFS International Growth Managed Volatility Fund Service Class	—	(28,721)	(284,165)	(392,055)
LVIP MFS Value Fund Service Class	419,110	1,425,948	(1,862,281)	(377,390)
LVIP Mondrian International Value Fund Standard Class	—	6,303	(76,818)	(56,758)
LVIP Mondrian International Value Fund Service Class	—	48,856	(810,069)	(638,400)
LVIP Money Market Fund Standard Class	—	—	—	(24,272)
LVIP Money Market Fund Service Class	—	—	—	(188,813)
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	1,275	(12,047)	(142,453)	(157,183)
LVIP PIMCO Low Duration Bond Fund Standard Class	3	3	(12)	(1)
LVIP PIMCO Low Duration Bond Fund Service Class	48,369	51,366	(149,427)	(97,587)
LVIP SSgA Bond Index Fund Standard Class	—	180	(2,403)	(1,370)
LVIP SSgA Bond Index Fund Service Class	—	157,843	(1,135,616)	(754,281)
LVIP SSgA Conservative Index Allocation Fund Service Class	7,921	71,164	(227,131)	(144,511)
LVIP SSgA Conservative Structured Allocation Fund Service Class	63,039	169,717	(494,442)	(277,208)
LVIP SSgA Developed International 150 Fund Service Class	540,092	645,725	(1,127,449)	(407,310)
LVIP SSgA Emerging Markets 100 Fund Standard Class	—	(7)	(3,296)	(2,808)
LVIP SSgA Emerging Markets 100 Fund Service Class	—	(222,732)	(1,298,584)	(1,350,093)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	—	337,524	(7,698,714)	(6,503,931)
LVIP SSgA International Index Fund Service Class	—	289,834	(634,812)	(290,586)
LVIP SSgA International Managed Volatility Fund Service Class	—	(54,898)	(277,140)	(283,908)
LVIP SSgA Large Cap 100 Fund Service Class	1,715,586	2,648,614	(3,656,678)	(916,856)
LVIP SSgA Large Cap Managed Volatility Fund Service Class	—	14,134	(821,054)	(780,168)
LVIP SSgA Moderate Index Allocation Fund Service Class	36,860	205,349	(823,329)	(611,557)
LVIP SSgA Moderate Structured Allocation Fund Service Class	384,533	1,401,082	(4,290,030)	(2,393,947)
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	21,701	206,268	(633,451)	(428,688)
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	102,803	649,574	(2,096,173)	(1,229,931)
LVIP SSgA S&P 500 Index Fund Standard Class	14,696	82,467	(94,444)	(9,894)
LVIP SSgA S&P 500 Index Fund Service Class	391,976	2,590,461	(2,885,359)	(280,950)
LVIP SSgA Small-Cap Index Fund Standard Class	30	30	(120)	(86)
LVIP SSgA Small-Cap Index Fund Service Class	408,089	966,896	(1,687,364)	(862,559)
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	—	—	(801)	(776)
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	—	(30,215)	(1,465,673)	(1,624,925)
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	3,145	3,121	(5,668)	(2,183)
LVIP SSgA Small-Mid Cap 200 Fund Service Class	608,855	718,856	(1,174,114)	(425,778)
LVIP T. Rowe Price Growth Stock Fund Service Class	500,510	1,368,997	(101,320)	1,045,162
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	5,245	19,882	(16,578)	1,793
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	414,842	781,488	(673,412)	1,410
LVIP Templeton Growth Managed Volatility Fund Service Class	—	(122,370)	(4,969,635)	(5,247,102)
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	26,204	(3,396)	(383,254)	(297,487)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	5,645	(3,550)	(420)
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	—	297,372	(118,585)	(109,539)
LVIP Vanguard Domestic Equity ETF Fund Standard Class	2	2	(95)	(68)
LVIP Vanguard Domestic Equity ETF Fund Service Class	7,816	300,171	(432,789)	(147,726)
LVIP Vanguard International Equity ETF Fund Service Class	—	126	(255,965)	(238,526)
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class	—	(2)	(281)	(236)
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	—	52,287	(2,073,932)	(2,078,671)
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	—	(9,328)	(273,196)	(323,660)
LVIP Wellington Capital Growth Fund Service Class	564,832	776,050	(477,258)	254,932
LVIP Wellington Mid-Cap Value Fund Service Class	—	432,274	(515,470)	(165,743)
Lord Abbett Series Fund Bond Debenture Portfolio Class VC	958	624	(16,405)	(8,425)
Lord Abbett Series Fund Developing Growth Portfolio Class VC	688	790	(14,282)	(14,054)
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC	6,332	6,529	(10,093)	(3,385)
Lord Abbett Series Fund Short Duration Income Portfolio Class VC	—	(78)	(9,604)	(3,450)
MFS VIT Core Equity Series Service Class	2,472	22,252	(21,415)	942
MFS VIT Growth Series Initial Class	3,595	27,306	(20,790)	5,549
MFS VIT Growth Series Service Class	71,092	148,446	(64,652)	64,273

Lincoln New York Account N for Variable Annuities

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
MFS VIT Total Return Series Initial Class	$9,949	$(5,415)	$4,534	$14,969
MFS VIT Utilities Series Initial Class	16,218	(5,462)	10,756	9,453
MFS VIT Utilities Series Service Class	545,204	(224,725)	320,479	235,455
MFS VIT II Core Equity Portfolio Service Class	207	(920)	(713)	(149)
MFS VIT II International Value Series Service Class	8,615	(5,872)	2,743	27,104
NB AMT Mid Cap Intrinsic Value Portfolio I Class	23,673	(51,930)	(28,257)	138,578
Oppenheimer Global Fund/VA Service Shares	2,647	(2,136)	511	11,052
Oppenheimer International Growth Fund/VA Service Shares	1,044	(1,397)	(353)	(167)
Oppenheimer Main Street Small Cap Fund/VA Service Shares	211	(404)	(193)	(852)
PIMCO VIT All Asset All Authority Portfolio Advisor Class	4,132	(1,778)	2,354	(7,693)
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	141,545	(50,163)	91,382	(322,080)
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	3,468	(825)	2,643	(9,820)
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	12,590	(4,458)	8,132	893
Putnam VT Absolute Return 500 Fund Class IB	4	(100)	(96)	(1)
Putnam VT Global Health Care Fund Class IB	—	(5,677)	(5,677)	3,628
Putnam VT Growth & Income Fund Class IB	368	(496)	(128)	789
Putnam VT Income Fund Class IB	—	(459)	(459)	2
Templeton Foreign VIP Fund Class 4	1,086	(377)	709	(14)
Templeton Global Bond VIP Fund Class 2	788,881	(175,197)	613,684	(121,112)
Templeton Global Bond VIP Fund Class 4	6,533	(1,792)	4,741	(685)
Templeton Growth VIP Fund Class 2	67,564	(44,297)	23,267	43,954
Transparent Value Directional Allocation VI Portfolio Class II	—	(637)	(637)	(34)
UIF Global Infrastructure Portfolio Class II	907	(531)	376	(195)
Van Eck VIP Global Hard Assets Fund Class S	3	(203)	(200)	(121)
Virtus VIT Equity Trend Series Class A	—	(173)	(173)	(1,071)
Virtus VIT Multi-Sector Fixed Income Series Class A	4,384	(817)	3,567	(1,072)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
MFS VIT Total Return Series Initial Class	$14,153	$29,122	$(40,289)	$(6,633)
MFS VIT Utilities Series Initial Class	26,783	36,236	(109,690)	(62,698)
MFS VIT Utilities Series Service Class	956,894	1,192,349	(3,778,650)	(2,265,822)
MFS VIT II Core Equity Portfolio Service Class	5,194	5,045	(7,552)	(3,220)
MFS VIT II International Value Series Service Class	4,930	32,034	(17,360)	17,417
NB AMT Mid Cap Intrinsic Value Portfolio I Class	70,544	209,122	(463,711)	(282,846)
Oppenheimer Global Fund/VA Service Shares	16,309	27,361	(18,470)	9,402
Oppenheimer International Growth Fund/VA Service Shares	7,885	7,718	(11,004)	(3,639)
Oppenheimer Main Street Small Cap Fund/VA Service Shares	4,887	4,035	(8,181)	(4,339)
PIMCO VIT All Asset All Authority Portfolio Advisor Class	305	(7,388)	(15,532)	(20,566)
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	—	(322,080)	(791,331)	(1,022,029)
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	106	(9,714)	3,808	(3,263)
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	96	989	(20,558)	(11,437)
Putnam VT Absolute Return 500 Fund Class IB	126	125	(256)	(227)
Putnam VT Global Health Care Fund Class IB	21,378	25,006	(12,662)	6,667
Putnam VT Growth & Income Fund Class IB	—	789	(2,843)	(2,182)
Putnam VT Income Fund Class IB	—	2	(2,297)	(2,754)
Templeton Foreign VIP Fund Class 4	1,137	1,123	(4,304)	(2,472)
Templeton Global Bond VIP Fund Class 2	51,237	(69,875)	(1,142,529)	(598,720)
Templeton Global Bond VIP Fund Class 4	431	(254)	(18,249)	(13,762)
Templeton Growth VIP Fund Class 2	—	43,954	(267,133)	(199,912)
Transparent Value Directional Allocation VI Portfolio Class II	—	(34)	(2,240)	(2,911)
UIF Global Infrastructure Portfolio Class II	6,003	5,808	(17,167)	(10,983)
Van Eck VIP Global Hard Assets Fund Class S	—	(121)	(9,256)	(9,577)
Virtus VIT Equity Trend Series Class A	—	(1,071)	(626)	(1,870)
Virtus VIT Multi-Sector Fixed Income Series Class A	—	(1,072)	(6,652)	(4,157)

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets

Years Ended December 31, 2014 and 2015

	AB VPS Global Thematic Growth Portfolio Class B Subaccount	AB VPS Large Cap Growth Portfolio Class B Subaccount	AB VPS Small/Mid Cap Value Portfolio Class B Subaccount	Alps|Alerian Energy Infrastructure Portfolio Class III Subaccount	Alps|Red Rocks Listed Private Property Equity Portfolio Class III Subaccount	Alps|Stadion Tactical Defensive Portfolio Class III Subaccount	Alps|Stadion Tactical Growth Portfolio Class III Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,833,989	$558,067	$11,361,231	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	(33,889)	(7,316)	(131,254)	(29)	—	(24)	—
• Net realized gain (loss) on investments	54,855	79,157	1,820,719	159	—	—	—
• Net change in unrealized appreciation or depreciation on investments	44,581	(18,996)	(932,183)	(1,262)	—	36	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,547	52,845	757,282	(1,132)	—	12	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	260,223	602	434,661	27,346	—	17,342	—
• Contract withdrawals and transfers to annuity reserves	(97,615)	(149,293)	(1,300,165)	—	—	—	—
• Contract transfers	(22,497)	(9,755)	(561,477)	—	—	—	—
	140,111	(158,446)	(1,426,981)	27,346	—	17,342	—
Annuity Reserves:
• Annuity Payments	—	—	(321)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(1)	—	—	—	—
	—	—	(322)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	140,111	(158,446)	(1,427,303)	27,346	—	17,342	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	205,658	(105,601)	(670,021)	26,214	—	17,354	—
NET ASSETS AT DECEMBER 31, 2014	2,039,647	452,466	10,691,210	26,214	—	17,354	—
Changes From Operations:
• Net investment income (loss)	(34,084)	(7,352)	(116,414)	(707)	(4)	(306)	(6)
• Net realized gain (loss) on investments	107,113	76,421	1,844,756	(2,592)	8	(13)	—
• Net change in unrealized appreciation or depreciation on investments	(34,604)	(28,049)	(2,414,280)	(47,606)	52	(3,140)	(39)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,425	41,020	(685,938)	(50,905)	56	(3,459)	(45)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	154,737	559	308,768	125,018	19,008	4,334	—
• Contract withdrawals and transfers to annuity reserves	(375,175)	(32,241)	(1,267,940)	(4,417)	—	(8)	—
• Contract transfers	(2,062)	(24,314)	(96,393)	(2,022)	1,172	15,069	12,506
	(222,500)	(55,996)	(1,055,565)	118,579	20,180	19,395	12,506
Annuity Reserves:
• Annuity Payments	—	—	(342)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	(342)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(222,500)	(55,996)	(1,055,907)	118,579	20,180	19,395	12,506
TOTAL INCREASE (DECREASE) IN NET ASSETS	(184,075)	(14,976)	(1,741,845)	67,674	20,236	15,936	12,461
NET ASSETS AT DECEMBER 31, 2015	$1,855,572	$437,490	$8,949,365	$93,888	$20,236	$33,290	$12,461

See accompanying notes.

	American Funds Asset Allocation Fund Class 4 Subaccount	American Funds Blue Chip Income and Growth Fund Class 1 Subaccount	American Funds Blue Chip Income and Growth Fund Class 4 Subaccount	American Funds Bond Fund Class 1 Subaccount	American Funds Capital Income Builder Fund Class 1 Subaccount	American Funds Capital Income Builder Fund Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	375	—	179	354	—	1,202
• Net realized gain (loss) on investments	—	—	1	—	—	197
• Net change in unrealized appreciation or depreciation on investments	(513)	—	(1,194)	(275)	—	(5,766)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(138)	—	(1,014)	79	—	(4,367)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	30,019	—	167,499	20,606	—	162,974
• Contract withdrawals and transfers to annuity reserves	—	—	—	—	—	—
• Contract transfers	—	—	—	87	—	—
	30,019	—	167,499	20,693	—	162,974
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	30,019	—	167,499	20,693	—	162,974
TOTAL INCREASE (DECREASE) IN NET ASSETS	29,881	—	166,485	20,772	—	158,607
NET ASSETS AT DECEMBER 31, 2014	29,881	—	166,485	20,772	—	158,607
Changes From Operations:
• Net investment income (loss)	17,155	805	4,451	299	204	9,465
• Net realized gain (loss) on investments	52,460	8,491	31,895	413	(2)	6,776
• Net change in unrealized appreciation or depreciation on investments	(82,942)	(14,959)	(55,406)	(782)	(1,108)	(37,152)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,327)	(5,663)	(19,060)	(70)	(906)	(20,911)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,569,774	106,879	303,736	2,801	21,329	696,493
• Contract withdrawals and transfers to annuity reserves	(63)	(5,126)	(380)	—	—	(20,324)
• Contract transfers	125,669	1,210	2,163	(505)	—	24,405
	1,695,380	102,963	305,519	2,296	21,329	700,574
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,695,380	102,963	305,519	2,296	21,329	700,574
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,682,053	97,300	286,459	2,226	20,423	679,663
NET ASSETS AT DECEMBER 31, 2015	$1,711,934	$97,300	$452,944	$22,998	$20,423	$838,270

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	American Funds Global Bond Fund Class 1 Subaccount	American Funds Global Growth Fund Class 2 Subaccount	American Funds Global Growth Fund Class 4 Subaccount	American Funds Global Growth and Income Fund Class 1 Subaccount	American Funds Global Small Capitalization Fund Class 1 Subaccount	American Funds Global Small Capitalization Fund Class 2 Subaccount	American Funds Global Small Capitalization Fund Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$15,237,911	$—	$—	$—	$12,580,733	$—
Changes From Operations:
• Net investment income (loss)	82	(77,366)	230	1,135	2	(170,578)	(3)
• Net realized gain (loss) on investments	20	2,078,992	(1)	—	9	711,540	—
• Net change in unrealized appreciation or depreciation on investments	(274)	(1,916,033)	(816)	(821)	27	(438,608)	34
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(172)	85,593	(587)	314	38	102,354	31
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,561	152,578	31,707	36,061	3,281	174,465	3,455
• Contract withdrawals and transfers to annuity reserves	—	(1,477,791)	—	—	(2)	(1,522,008)	—
• Contract transfers	—	(163,114)	718	(70)	—	(505,056)	—
	6,561	(1,488,327)	32,425	35,991	3,279	(1,852,599)	3,455
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(539)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(2)	—
	—	—	—	—	—	(541)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,561	(1,488,327)	32,425	35,991	3,279	(1,853,140)	3,455
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,389	(1,402,734)	31,838	36,305	3,317	(1,750,786)	3,486
NET ASSETS AT DECEMBER 31, 2014	6,389	13,835,177	31,838	36,305	3,317	10,829,947	3,486
Changes From Operations:
• Net investment income (loss)	(74)	(94,199)	1,094	710	(35)	(164,852)	(1,046)
• Net realized gain (loss) on investments	369	1,853,014	8,252	26	407	1,261,654	2,631
• Net change in unrealized appreciation or depreciation on investments	(883)	(1,058,389)	(11,873)	(1,662)	(595)	(1,136,031)	(16,638)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(588)	700,426	(2,527)	(926)	(223)	(39,229)	(15,053)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	12,002	454,692	160,043	9,222	3,840	47,313	133,590
• Contract withdrawals and transfers to annuity reserves	(34)	(2,030,555)	(5)	(34)	—	(961,000)	—
• Contract transfers	(88)	648,875	158,830	(341)	—	(476,893)	68,041
	11,880	(926,988)	318,868	8,847	3,840	(1,390,580)	201,631
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(596)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	1	—
	—	—	—	—	—	(595)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,880	(926,988)	318,868	8,847	3,840	(1,391,175)	201,631
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,292	(226,562)	316,341	7,921	3,617	(1,430,404)	186,578
NET ASSETS AT DECEMBER 31, 2015	$17,681	$13,608,615	$348,179	$44,226	$6,934	$9,399,543	$190,064

See accompanying notes.

	American Funds Growth Fund Class 1 Subaccount	American Funds Growth Fund Class 2 Subaccount	American Funds Growth Fund Class 4 Subaccount	American Funds Growth- Income Fund Class 1 Subaccount	American Funds Growth- Income Fund Class 2 Subaccount	American Funds Growth- Income Fund Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$77,802,219	$—	$—	$75,688,415	$—
Changes From Operations:
• Net investment income (loss)	80	(673,772)	724	188	(301,786)	2,529
• Net realized gain (loss) on investments	160	8,569,615	(1)	314	7,784,068	—
• Net change in unrealized appreciation or depreciation on investments	291	(3,326,919)	(589)	445	(1,385,140)	(1,963)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	531	4,568,924	134	947	6,097,142	566
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	9,022	535,282	272,097	17,225	705,446	346,081
• Contract withdrawals and transfers to annuity reserves	(3)	(11,539,737)	(2)	(7)	(9,952,876)	—
• Contract transfers	—	(3,788,513)	7,172	—	(2,766,716)	—
	9,019	(14,792,968)	279,267	17,218	(12,014,146)	346,081
Annuity Reserves:
• Annuity Payments	—	(2,584)	—	—	(1,503)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	324	—	—	221	—
	—	(2,260)	—	—	(1,282)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,019	(14,795,228)	279,267	17,218	(12,015,428)	346,081
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,550	(10,226,304)	279,401	18,165	(5,918,286)	346,647
NET ASSETS AT DECEMBER 31, 2014	9,550	67,575,915	279,401	18,165	69,770,129	346,647
Changes From Operations:
• Net investment income (loss)	65	(729,544)	573	397	(264,536)	5,351
• Net realized gain (loss) on investments	3,137	16,338,321	116,600	7,896	12,275,458	161,760
• Net change in unrealized appreciation or depreciation on investments	(2,434)	(12,224,744)	(89,317)	(8,998)	(11,987,575)	(161,827)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	768	3,384,033	27,856	(705)	23,347	5,284
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	10,563	681,220	764,932	50,207	926,449	889,536
• Contract withdrawals and transfers to annuity reserves	—	(8,509,648)	(1,686)	(1,541)	(8,511,692)	(19,057)
• Contract transfers	—	(2,180,760)	133,086	(645)	(494,051)	48,620
	10,563	(10,009,188)	896,332	48,021	(8,079,294)	919,099
Annuity Reserves:
• Annuity Payments	—	(2,662)	—	—	(1,530)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	346	—	—	231	—
	—	(2,316)	—	—	(1,299)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,563	(10,011,504)	896,332	48,021	(8,080,593)	919,099
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,331	(6,627,471)	924,188	47,316	(8,057,246)	924,383
NET ASSETS AT DECEMBER 31, 2015	$20,881	$60,948,444	$1,203,589	$65,481	$61,712,883	$1,271,030

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	American Funds High-Income Bond Fund Class 1 Subaccount	American Funds International Fund Class 1 Subaccount	American Funds International Fund Class 2 Subaccount	American Funds International Fund Class 4 Subaccount	American Funds International Growth and Income Fund Class 1 Subaccount	American Funds Managed Risk Asset Allocation Fund Class P1 Subaccount	American Funds Managed Risk Asset Allocation Fund Class P2 Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$35,196,795	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	246	306	(100,986)	1,140	136	—	(254)
• Net realized gain (loss) on investments	1	—	1,097,940	(1)	21	—	6
• Net change in unrealized appreciation or depreciation on investments	(337)	(526)	(2,266,746)	(4,325)	(372)	—	1,925
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(90)	(220)	(1,269,792)	(3,186)	(215)	—	1,677
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,922	20,606	473,140	249,572	4,922	—	130,441
• Contract withdrawals and transfers to annuity reserves	—	—	(5,068,464)	—	(1)	—	(130)
• Contract transfers	—	(120)	(423,012)	3,586	—	—	14,961
	4,922	20,486	(5,018,336)	253,158	4,921	—	145,272
Annuity Reserves:
• Annuity Payments	—	—	(1,728)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	219	—	—	—	—
	—	—	(1,509)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,922	20,486	(5,019,845)	253,158	4,921	—	145,272
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,832	20,266	(6,289,637)	249,972	4,706	—	146,949
NET ASSETS AT DECEMBER 31, 2014	4,832	20,266	28,907,158	249,972	4,706	—	146,949
Changes From Operations:
• Net investment income (loss)	528	625	(51,573)	2,333	182	40	7,032
• Net realized gain (loss) on investments	—	3,482	2,094,960	19,506	154	—	34,786
• Net change in unrealized appreciation or depreciation on investments	(1,307)	(11,970)	(3,592,637)	(50,253)	(1,021)	(43)	(101,430)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(779)	(7,863)	(1,549,250)	(28,414)	(685)	(3)	(59,612)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,760	67,600	199,099	160,967	5,761	6,718	1,824,387
• Contract withdrawals and transfers to annuity reserves	—	(2,232)	(3,153,053)	(58)	—	—	(32,866)
• Contract transfers	—	2,748	424,370	183,637	—	—	1,591,914
	5,760	68,116	(2,529,584)	344,546	5,761	6,718	3,383,435
Annuity Reserves:
• Annuity Payments	—	—	(1,620)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	216	—	—	—	—
	—	—	(1,404)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,760	68,116	(2,530,988)	344,546	5,761	6,718	3,383,435
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,981	60,253	(4,080,238)	316,132	5,076	6,715	3,323,823
NET ASSETS AT DECEMBER 31, 2015	$9,813	$80,519	$24,826,920	$566,104	$9,782	$6,715	$3,470,772

See accompanying notes.

	American Funds Mortgage Fund Class 4 Subaccount	American Funds New World Fund Class 1 Subaccount	American Funds New World Fund Class 4 Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount	BlackRock Global Allocation V.I. Fund Class III Subaccount	BlackRock iShares Alternative Strategies V.I. Fund Class III Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$—	$57,752,118	$—
Changes From Operations:
• Net investment income (loss)	38	75	348	—	318,770	—
• Net realized gain (loss) on investments	—	84	(2)	—	5,815,426	—
• Net change in unrealized appreciation or depreciation on investments	(60)	(616)	(2,755)	—	(6,026,085)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22)	(457)	(2,409)	—	108,111	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,003	7,611	33,563	—	5,505,615	—
• Contract withdrawals and transfers to annuity reserves	—	(1)	—	—	(3,810,037)	—
• Contract transfers	—	20	20,809	—	(670,871)	—
	5,003	7,630	54,372	—	1,024,707	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,003	7,630	54,372	—	1,024,707	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,981	7,173	51,963	—	1,132,818	—
NET ASSETS AT DECEMBER 31, 2014	4,981	7,173	51,963	—	58,884,936	—
Changes From Operations:
• Net investment income (loss)	20	(53)	(1,116)	164	(375,585)	160
• Net realized gain (loss) on investments	63	1,092	11,401	1,076	3,359,143	—
• Net change in unrealized appreciation or depreciation on investments	(79)	(2,267)	(27,994)	(2,453)	(4,538,585)	(304)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4	(1,228)	(17,709)	(1,213)	(1,555,027)	(144)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	20,234	16,934	278,076	21,398	4,926,183	2,503
• Contract withdrawals and transfers to annuity reserves	(2)	(688)	(616)	—	(4,637,088)	—
• Contract transfers	—	552	15,275	—	(468,232)	3,945
	20,232	16,798	292,735	21,398	(179,137)	6,448
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	20,232	16,798	292,735	21,398	(179,137)	6,448
TOTAL INCREASE (DECREASE) IN NET ASSETS	20,236	15,570	275,026	20,185	(1,734,164)	6,304
NET ASSETS AT DECEMBER 31, 2015	$25,217	$22,743	$326,989	$20,185	$57,150,772	$6,304

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	ClearBridge Variable Aggressive Growth Portfolio Class II Subaccount	ClearBridge Variable Mid Cap Core Portfolio Class II Subaccount	Delaware VIP Diversified Income Series Standard Class Subaccount	Delaware VIP Diversified Income Series Service Class Subaccount	Delaware VIP Emerging Markets Series Service Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP High Yield Series Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$58,071,063	$19,406,908	$826,165	$13,186,809
Changes From Operations:
• Net investment income (loss)	(70)	(2,102)	—	190,492	(235,927)	43,712	593,906
• Net realized gain (loss) on investments	2,274	45,109	2	94,436	448,928	28,612	414,902
• Net change in unrealized appreciation or depreciation on investments	(1,716)	(22,201)	71	1,633,081	(1,950,181)	(77,320)	(1,189,688)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	488	20,806	73	1,918,009	(1,737,180)	(4,996)	(180,880)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	43,765	483,798	13,120	13,352,592	754,061	153	141,161
• Contract withdrawals and transfers to annuity reserves	—	(2,656)	(1)	(5,010,612)	(1,737,950)	(193,497)	(1,984,033)
• Contract transfers	(106)	195,223	—	4,092,002	631,485	(60,151)	(546,369)
	43,659	676,365	13,119	12,433,982	(352,404)	(253,495)	(2,389,241)
Annuity Reserves:
• Annuity Payments	—	—	—	(3,187)	(979)	(444)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	458	142	34	—
	—	—	—	(2,729)	(837)	(410)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	43,659	676,365	13,119	12,431,253	(353,241)	(253,905)	(2,389,241)
TOTAL INCREASE (DECREASE) IN NET ASSETS	44,147	697,171	13,192	14,349,262	(2,090,421)	(258,901)	(2,570,121)
NET ASSETS AT DECEMBER 31, 2014	44,147	697,171	13,192	72,420,325	17,316,487	567,264	10,616,688
Changes From Operations:
• Net investment income (loss)	(910)	(9,725)	1,161	864,624	(172,993)	24,670	476,729
• Net realized gain (loss) on investments	14,363	57,274	533	626,799	133,174	7,095	(30,644)
• Net change in unrealized appreciation or depreciation on investments	(21,919)	(37,094)	(3,779)	(3,764,204)	(2,669,650)	(63,534)	(1,129,740)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,466)	10,455	(2,085)	(2,272,781)	(2,709,469)	(31,769)	(683,655)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	113,861	807,166	62,100	8,258,648	355,105	122	249,730
• Contract withdrawals and transfers to annuity reserves	(978)	(8,409)	(2,408)	(6,007,228)	(1,634,425)	(39,316)	(2,298,858)
• Contract transfers	1,722	(747,826)	(640)	1,133,853	1,194,173	(106,786)	(400,192)
	114,605	50,931	59,052	3,385,273	(85,147)	(145,980)	(2,449,320)
Annuity Reserves:
• Annuity Payments	—	—	—	(3,080)	(808)	(409)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	477	111	39	—
	—	—	—	(2,603)	(697)	(370)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	114,605	50,931	59,052	3,382,670	(85,844)	(146,350)	(2,449,320)
TOTAL INCREASE (DECREASE) IN NET ASSETS	106,139	61,386	56,967	1,109,889	(2,795,313)	(178,119)	(3,132,975)
NET ASSETS AT DECEMBER 31, 2015	$150,286	$758,557	$70,159	$73,530,214	$14,521,174	$389,145	$7,483,713
See accompanying notes.

	Delaware VIP Limited-Term Diversified Income Series Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Service Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount	Delaware VIP REIT Series Service Class Subaccount	Delaware VIP Small Cap Value Series Standard Class Subaccount	Delaware VIP Small Cap Value Series Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$30,854,743	$720,354	$11,839,293	$878,504	$21,424,576
Changes From Operations:
• Net investment income (loss)	17	(93,198)	187	(72,821)	(6,363)	(278,065)
• Net realized gain (loss) on investments	—	(67,057)	32,485	401,061	139,656	2,642,584
• Net change in unrealized appreciation or depreciation on investments	(21)	68,153	144,965	2,720,817	(108,306)	(1,595,398)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4)	(92,102)	177,637	3,049,057	24,987	769,121
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	10,301	9,594,006	165	477,633	23,194	728,655
• Contract withdrawals and transfers to annuity reserves	—	(2,744,908)	(190,638)	(1,378,500)	(76,441)	(2,164,905)
• Contract transfers	32	3,195,445	(55,418)	(214,375)	(128,950)	(467,655)
	10,333	10,044,543	(245,891)	(1,115,242)	(182,197)	(1,903,905)
Annuity Reserves:
• Annuity Payments	—	(193)	—	(920)	(507)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(1)	—	121	39	—
	—	(194)	—	(799)	(468)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,333	10,044,349	(245,891)	(1,116,041)	(182,665)	(1,903,905)
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,329	9,952,247	(68,254)	1,933,016	(157,678)	(1,134,784)
NET ASSETS AT DECEMBER 31, 2014	10,329	40,806,990	652,100	13,772,309	720,826	20,289,792
Changes From Operations:
• Net investment income (loss)	119	(54,169)	(1,231)	(83,603)	(4,805)	(230,351)
• Net realized gain (loss) on investments	(5)	(86,786)	5,090	919,927	81,735	2,480,133
• Net change in unrealized appreciation or depreciation on investments	(108)	(229,728)	10,391	(680,287)	(129,486)	(3,717,859)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6	(370,683)	14,250	156,037	(52,556)	(1,468,077)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,400	2,976,126	137	908,738	188	584,578
• Contract withdrawals and transfers to annuity reserves	—	(3,112,851)	(16,522)	(2,153,241)	(24,379)	(2,282,087)
• Contract transfers	(242)	(1,878,921)	1,480	(681,799)	(10,615)	(425,956)
	1,158	(2,015,646)	(14,905)	(1,926,302)	(34,806)	(2,123,465)
Annuity Reserves:
• Annuity Payments	—	(186)	—	(970)	(476)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	113	46	—
	—	(186)	—	(857)	(430)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,158	(2,015,832)	(14,905)	(1,927,159)	(35,236)	(2,123,465)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,164	(2,386,515)	(655)	(1,771,122)	(87,792)	(3,591,542)
NET ASSETS AT DECEMBER 31, 2015	$11,493	$38,420,475	$651,445	$12,001,187	$633,034	$16,698,250

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Delaware VIP Smid Cap Growth Series Standard Class Subaccount	Delaware VIP Smid Cap Growth Series Service Class Subaccount	Delaware VIP U.S. Growth Series Service Class Subaccount	Delaware VIP Value Series Standard Class Subaccount	Delaware VIP Value Series Service Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio A Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio B Subaccount
NET ASSETS AT JANUARY 1, 2014	$502,756	$10,565,335	$5,670,605	$110,877	$10,809,131	$—	$3,044,746
Changes From Operations:
• Net investment income (loss)	(5,781)	(162,043)	(84,897)	375	(23,230)	—	(2,958)
• Net realized gain (loss) on investments	69,853	1,263,454	703,400	15,485	905,052	—	34,427
• Net change in unrealized appreciation or depreciation on investments	(61,314)	(1,011,960)	22,170	(3,723)	288,373	—	5,146
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,758	89,451	640,673	12,137	1,170,195	—	36,615
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	16,064	514,078	360,305	—	402,194	—	618,469
• Contract withdrawals and transfers to annuity reserves	(49,735)	(714,174)	(469,762)	(11,213)	(1,305,410)	—	(171,897)
• Contract transfers	(61,770)	(458,353)	172,959	(26,560)	(296,797)	—	174,434
	(95,441)	(658,449)	63,502	(37,773)	(1,200,013)	—	621,006
Annuity Reserves:
• Annuity Payments	(505)	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	37	—	—	—	—	—	—
	(468)	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(95,909)	(658,449)	63,502	(37,773)	(1,200,013)	—	621,006
TOTAL INCREASE (DECREASE) IN NET ASSETS	(93,151)	(568,998)	704,175	(25,636)	(29,818)	—	657,621
NET ASSETS AT DECEMBER 31, 2014	409,605	9,996,337	6,374,780	85,241	10,779,313	—	3,702,367
Changes From Operations:
• Net investment income (loss)	(4,467)	(148,842)	(74,092)	327	(15,714)	27	40,686
• Net realized gain (loss) on investments	40,664	1,251,761	912,252	3,581	725,875	1	(13,358)
• Net change in unrealized appreciation or depreciation on investments	(11,928)	(562,897)	(592,482)	(5,231)	(945,300)	(1,061)	(357,786)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,269	540,022	245,678	(1,323)	(235,139)	(1,033)	(330,458)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,925	994,287	249,009	—	260,698	16,479	762,921
• Contract withdrawals and transfers to annuity reserves	(17,197)	(891,398)	(528,433)	(1,063)	(1,095,621)	(23)	(484,912)
• Contract transfers	7,951	(648,495)	376,124	(11,608)	(52,195)	80	239,043
	(7,321)	(545,606)	96,700	(12,671)	(887,118)	16,536	517,052
Annuity Reserves:
• Annuity Payments	(488)	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	51	—	—	—	—	—	—
	(437)	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,758)	(545,606)	96,700	(12,671)	(887,118)	16,536	517,052
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,511	(5,584)	342,378	(13,994)	(1,122,257)	15,503	186,594
NET ASSETS AT DECEMBER 31, 2015	$426,116	$9,990,753	$6,717,158	$71,247	$9,657,056	$15,503	$3,888,961

See accompanying notes.

	Deutsche Equity 500 Index VIP Portfolio A Subaccount	Deutsche Small Cap Index VIP Portfolio A Subaccount	Eaton Vance VT Floating-Rate Income Fund Initial Class Subaccount	Fidelity VIP Contrafund Portfolio Service Class 2 Subaccount	Fidelity VIP Growth Portfolio Initial Class Subaccount	Fidelity VIP Growth Portfolio Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,836,928	$477,482	$—	$48,323,888	$215,636	$7,020,458
Changes From Operations:
• Net investment income (loss)	5,807	(2,646)	11	(439,337)	(2,762)	(133,024)
• Net realized gain (loss) on investments	231,062	43,644	—	3,683,320	2,539	401,981
• Net change in unrealized appreciation or depreciation on investments	(53,973)	(29,481)	(59)	1,076,693	21,223	385,400
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	182,896	11,517	(48)	4,320,676	21,000	654,357
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	9,867	972	5,004	2,537,148	1,652	790,231
• Contract withdrawals and transfers to annuity reserves	(246,618)	(59,862)	—	(6,299,166)	(2,641)	(389,220)
• Contract transfers	(139,448)	(23,063)	—	(1,820,586)	—	203,775
	(376,199)	(81,953)	5,004	(5,582,604)	(989)	604,786
Annuity Reserves:
• Annuity Payments	—	—	—	(1,390)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	122	—	—
	—	—	—	(1,268)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(376,199)	(81,953)	5,004	(5,583,872)	(989)	604,786
TOTAL INCREASE (DECREASE) IN NET ASSETS	(193,303)	(70,436)	4,956	(1,263,196)	20,011	1,259,143
NET ASSETS AT DECEMBER 31, 2014	1,643,625	407,046	4,956	47,060,692	235,647	8,279,601
Changes From Operations:
• Net investment income (loss)	452	(2,063)	3,962	(406,267)	(2,768)	(135,166)
• Net realized gain (loss) on investments	137,659	41,516	(290)	5,883,835	10,180	1,180,070
• Net change in unrealized appreciation or depreciation on investments	(146,877)	(59,868)	(17,427)	(6,011,025)	5,925	(610,539)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,766)	(20,415)	(13,755)	(533,457)	13,337	434,365
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,818	533	88,583	2,180,699	—	1,257,046
• Contract withdrawals and transfers to annuity reserves	(143,692)	(50,561)	(4,313)	(4,580,324)	(2,872)	(961,740)
• Contract transfers	(40,651)	(136)	265,907	1,093,509	—	(1,356,469)
	(178,525)	(50,164)	350,177	(1,306,116)	(2,872)	(1,061,163)
Annuity Reserves:
• Annuity Payments	—	—	—	(1,448)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	110	—	—
	—	—	—	(1,338)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(178,525)	(50,164)	350,177	(1,307,454)	(2,872)	(1,061,163)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(187,291)	(70,579)	336,422	(1,840,911)	10,465	(626,798)
NET ASSETS AT DECEMBER 31, 2015	$1,456,334	$336,467	$341,378	$45,219,781	$246,112	$7,652,803

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Fidelity VIP Mid Cap Portfolio Service Class 2 Subaccount	Fidelity VIP Overseas Portfolio Service Class 2 Subaccount	Fidelity VIP Strategic Income Portfolio Service Class 2 Subaccount	First Trust Multi Income Allocation Portfolio Class I Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Portfolio Class I Subaccount	Franklin Founding Funds Allocation VIP Fund Class 4 Subaccount	Franklin Income VIP Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2014	$36,101,128	$—	$—	$—	$—	$—	$29,468,648
Changes From Operations:
• Net investment income (loss)	(582,091)	(2)	—	30	(113)	(113)	1,021,827
• Net realized gain (loss) on investments	1,517,652	(84)	—	—	1	1	471,176
• Net change in unrealized appreciation or depreciation on investments	575,514	—	—	(17)	2,080	2,245	(687,115)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,511,075	(86)	—	13	1,968	2,133	805,888
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,327,321	104	—	5,998	236,063	236,063	4,989,390
• Contract withdrawals and transfers to annuity reserves	(3,158,820)	(27)	—	—	—	—	(2,831,598)
• Contract transfers	(636,549)	9	—	—	—	—	451,600
	(2,468,048)	86	—	5,998	236,063	236,063	2,609,392
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,468,048)	86	—	5,998	236,063	236,063	2,609,392
TOTAL INCREASE (DECREASE) IN NET ASSETS	(956,973)	—	—	6,011	238,031	238,196	3,415,280
NET ASSETS AT DECEMBER 31, 2014	35,144,155	—	—	6,011	238,031	238,196	32,883,928
Changes From Operations:
• Net investment income (loss)	(491,015)	—	1,239	1,101	8,169	7,592	943,451
• Net realized gain (loss) on investments	4,606,866	—	110	1	8,038	556	83,708
• Net change in unrealized appreciation or depreciation on investments	(5,090,947)	—	(2,616)	(888)	(24,367)	(42,981)	(3,830,282)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(975,096)	—	(1,267)	214	(8,160)	(34,833)	(2,803,123)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,270,147	—	38,455	60,254	394,577	229,942	2,311,386
• Contract withdrawals and transfers to annuity reserves	(3,455,513)	—	(285)	(12)	—	—	(4,154,881)
• Contract transfers	(68,250)	—	51,933	344	(1,601)	—	2,110,064
	(2,253,616)	—	90,103	60,586	392,976	229,942	266,569
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,253,616)	—	90,103	60,586	392,976	229,942	266,569
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,228,712)	—	88,836	60,800	384,816	195,109	(2,536,554)
NET ASSETS AT DECEMBER 31, 2015	$31,915,443	$—	$88,836	$66,811	$622,847	$433,305	$30,347,374

See accompanying notes.

	Franklin Income VIP Fund Class 4 Subaccount	Franklin Mutual Shares VIP Fund Class 2 Subaccount	Franklin Mutual Shares VIP Fund Class 4 Subaccount	Franklin Rising Dividends VIP Fund Class 4 Subaccount	Franklin Small Cap Value VIP Fund Class 4 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$22,234,982	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	(978)	82,578	(15)	(102)	(12)	(55)
• Net realized gain (loss) on investments	(9)	1,309,472	—	23	—	—
• Net change in unrealized appreciation or depreciation on investments	(4,827)	(258,547)	125	2,797	139	212
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,814)	1,133,503	110	2,718	127	157
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	312,883	1,236,175	6,965	32,342	9,045	19,637
• Contract withdrawals and transfers to annuity reserves	—	(3,413,838)	—	—	(14)	—
• Contract transfers	—	(999,973)	1,436	29,445	—	—
	312,883	(3,177,636)	8,401	61,787	9,031	19,637
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	312,883	(3,177,636)	8,401	61,787	9,031	19,637
TOTAL INCREASE (DECREASE) IN NET ASSETS	307,069	(2,044,133)	8,511	64,505	9,158	19,794
NET ASSETS AT DECEMBER 31, 2014	307,069	20,190,849	8,511	64,505	9,158	19,794
Changes From Operations:
• Net investment income (loss)	16,100	287,069	9,017	846	(258)	(538)
• Net realized gain (loss) on investments	(23,516)	1,878,174	29,236	25,093	5,462	4,006
• Net change in unrealized appreciation or depreciation on investments	(43,140)	(3,342,683)	(76,706)	(37,733)	(7,930)	(7,034)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(50,556)	(1,177,440)	(38,453)	(11,794)	(2,726)	(3,566)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	790,172	634,980	304,575	181,796	46,296	21,950
• Contract withdrawals and transfers to annuity reserves	(7,679)	(1,955,950)	(2,444)	(6)	(760)	(389)
• Contract transfers	(486,394)	(203,534)	134,019	99,642	118	75,056
	296,099	(1,524,504)	436,150	281,432	45,654	96,617
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	296,099	(1,524,504)	436,150	281,432	45,654	96,617
TOTAL INCREASE (DECREASE) IN NET ASSETS	245,543	(2,701,944)	397,697	269,638	42,928	93,051
NET ASSETS AT DECEMBER 31, 2015	$552,612	$17,488,905	$406,208	$334,143	$52,086	$112,845

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Goldman Sachs VIT Large Cap Value Fund Service Class Subaccount	Goldman Sachs VIT Money Market Fund Service Class Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class Subaccount	Goldman Sachs VIT Strategic Income Fund Advisor Class Subaccount	Guggenheim Long Short Equity Fund Subaccount	Guggenheim Multi-Hedge Strategies Fund Subaccount	Hartford Capital Appreciation HLS Fund Class IC Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,687,114	$—	$—	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	1,805	(360)	1,225	318	(61)	(100)	244
• Net realized gain (loss) on investments	360,745	—	2	—	—	—	213
• Net change in unrealized appreciation or depreciation on investments	(185,345)	—	(1,468)	(407)	1,283	964	(545)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	177,205	(360)	(241)	(89)	1,222	864	(88)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	12,674	609,171	112,664	12,658	112,538	29,639	44,155
• Contract withdrawals and transfers to annuity reserves	(116,485)	—	—	—	—	—	—
• Contract transfers	(134,179)	(50,214)	1,436	9,673	9,400	—	—
	(237,990)	558,957	114,100	22,331	121,938	29,639	44,155
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(237,990)	558,957	114,100	22,331	121,938	29,639	44,155
TOTAL INCREASE (DECREASE) IN NET ASSETS	(60,785)	558,597	113,859	22,242	123,160	30,503	44,067
NET ASSETS AT DECEMBER 31, 2014	1,626,329	558,597	113,859	22,242	123,160	30,503	44,067
Changes From Operations:
• Net investment income (loss)	3,126	(5,056)	1,516	643	(1,996)	(264)	(22)
• Net realized gain (loss) on investments	194,135	—	(30)	(23)	231	40	20,862
• Net change in unrealized appreciation or depreciation on investments	(281,201)	—	(10,693)	(2,043)	224	226	(23,772)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(83,940)	(5,056)	(9,207)	(1,423)	(1,541)	2	(2,932)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	17,628	1,029,936	49,843	—	70,668	35,762	156,824
• Contract withdrawals and transfers to annuity reserves	(79,855)	(53)	(8)	1	(614)	(656)	(14)
• Contract transfers	15,654	(1,256,737)	3,197	33,775	22,481	30,870	16,903
	(46,573)	(226,854)	53,032	33,776	92,535	65,976	173,713
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(46,573)	(226,854)	53,032	33,776	92,535	65,976	173,713
TOTAL INCREASE (DECREASE) IN NET ASSETS	(130,513)	(231,910)	43,825	32,353	90,994	65,978	170,781
NET ASSETS AT DECEMBER 31, 2015	$1,495,816	$326,687	$157,684	$54,595	$214,154	$96,481	$214,848

See accompanying notes.

	Huntington VA Balanced Fund Subaccount	Huntington VA Dividend Capture Fund Subaccount	Invesco V.I. American Franchise Fund Series I Subaccount	Invesco V.I. American Franchise Fund Series II Subaccount	Invesco V.I. Balanced-Risk Allocation Fund Series II Subaccount	Invesco V.I. Comstock Fund Series II Subaccount
NET ASSETS AT JANUARY 1, 2014	$5,093	$46,736	$170,235	$24,296	$—	$—
Changes From Operations:
• Net investment income (loss)	180	1,779	(2,676)	(381)	(36)	64
• Net realized gain (loss) on investments	566	406	14,098	1,146	—	—
• Net change in unrealized appreciation or depreciation on investments	(734)	1,772	(2,249)	605	165	(123)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12	3,957	9,173	1,370	129	(59)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	242	64	100,012	9,005
• Contract withdrawals and transfers to annuity reserves	(51)	(340)	(18,645)	(3,775)	—	—
• Contract transfers	(5,054)	(1,169)	(27,455)	—	—	112
	(5,105)	(1,509)	(45,858)	(3,711)	100,012	9,117
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,105)	(1,509)	(45,858)	(3,711)	100,012	9,117
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,093)	2,448	(36,685)	(2,341)	100,141	9,058
NET ASSETS AT DECEMBER 31, 2014	—	49,184	133,550	21,955	100,141	9,058
Changes From Operations:
• Net investment income (loss)	—	798	(2,189)	(366)	8,345	521
• Net realized gain (loss) on investments	—	3,717	11,283	620	783	120
• Net change in unrealized appreciation or depreciation on investments	—	(5,826)	(4,960)	392	(25,097)	(4,390)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(1,311)	4,134	646	(15,969)	(3,749)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	142	—	2,953	206,855	46,168
• Contract withdrawals and transfers to annuity reserves	—	(20,617)	(21,834)	(4,073)	(7,006)	—
• Contract transfers	—	(200)	(7,477)	—	(382)	759
	—	(20,675)	(29,311)	(1,120)	199,467	46,927
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(20,675)	(29,311)	(1,120)	199,467	46,927
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(21,986)	(25,177)	(474)	183,498	43,178
NET ASSETS AT DECEMBER 31, 2015	$—	$27,198	$108,373	$21,481	$283,639	$52,236

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Invesco V.I. Core Equity Fund Series I Subaccount	Invesco V.I. Core Equity Fund Series II Subaccount	Invesco V.I. Diversified Dividend Fund Series II Subaccount	Invesco V.I. Equally- Weighted S&P 500 Fund Series II Subaccount	Invesco V.I. Equity and Income Fund Series II Subaccount	Invesco V.I. International Growth Fund Series I Subaccount	Invesco V.I. International Growth Fund Series II Subaccount
NET ASSETS AT JANUARY 1, 2014	$222,136	$1,608	$—	$—	$—	$83,862	$60,278
Changes From Operations:
• Net investment income (loss)	(1,286)	(11)	(15)	(32)	—	120	13
• Net realized gain (loss) on investments	22,067	14	—	—	—	8,175	1,709
• Net change in unrealized appreciation or depreciation on investments	(6,868)	99	264	790	—	(8,908)	(2,819)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,913	102	249	758	—	(613)	(1,097)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,202	2	8,814	31,841	—	—	127,438
• Contract withdrawals and transfers to annuity reserves	(37,060)	—	—	—	—	(15,080)	(1,358)
• Contract transfers	(19,562)	—	7,172	10,757	—	110	18,036
	(54,420)	2	15,986	42,598	—	(14,970)	144,116
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(54,420)	2	15,986	42,598	—	(14,970)	144,116
TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,507)	104	16,235	43,356	—	(15,583)	143,019
NET ASSETS AT DECEMBER 31, 2014	181,629	1,712	16,235	43,356	—	68,279	203,297
Changes From Operations:
• Net investment income (loss)	(588)	(5)	524	2,202	7,832	10	1,398
• Net realized gain (loss) on investments	27,602	356	(12)	84,968	40,942	6,255	(1,440)
• Net change in unrealized appreciation or depreciation on investments	(38,973)	(428)	(1,372)	(110,676)	(68,264)	(8,039)	(49,875)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,959)	(77)	(860)	(23,506)	(19,490)	(1,774)	(49,917)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,445	—	53,709	526,103	460,095	—	236,956
• Contract withdrawals and transfers to annuity reserves	(32,312)	(781)	(7)	(30)	—	(1,857)	(21,613)
• Contract transfers	10,305	—	52,786	56,562	—	(3,568)	495,249
	(19,562)	(781)	106,488	582,635	460,095	(5,425)	710,592
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(19,562)	(781)	106,488	582,635	460,095	(5,425)	710,592
TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,521)	(858)	105,628	559,129	440,605	(7,199)	660,675
NET ASSETS AT DECEMBER 31, 2015	$150,108	$854	$121,863	$602,485	$440,605	$61,080	$863,972
See accompanying notes.

	Ivy Funds VIP Asset Strategy Portfolio Class A Subaccount	Ivy Funds VIP Energy Portfolio Class A Subaccount	Ivy Funds VIP High Income Portfolio Class A Subaccount	Ivy Funds VIP Micro Cap Growth Portfolio Class A Subaccount	Ivy Funds VIP Mid Cap Growth Portfolio Class A Subaccount	Ivy Funds VIP Science and Technology Portfolio Class A Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	(672)	(2)	(47)	(19)	(21)	(42)
• Net realized gain (loss) on investments	(18)	—	—	—	—	—
• Net change in unrealized appreciation or depreciation on investments	(8,961)	(46)	(469)	248	679	(87)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,651)	(48)	(516)	229	658	(129)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	242,671	2,501	16,474	5,019	—	39,123
• Contract withdrawals and transfers to annuity reserves	—	(25)	—	—	—	(8)
• Contract transfers	8,798	—	7,532	—	15,046	1,975
	251,469	2,476	24,006	5,019	15,046	41,090
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	251,469	2,476	24,006	5,019	15,046	41,090
TOTAL INCREASE (DECREASE) IN NET ASSETS	241,818	2,428	23,490	5,248	15,704	40,961
NET ASSETS AT DECEMBER 31, 2014	241,818	2,428	23,490	5,248	15,704	40,961
Changes From Operations:
• Net investment income (loss)	(3,082)	(75)	3,905	(60)	(1,029)	(1,011)
• Net realized gain (loss) on investments	49,182	18	(97)	68	7,043	3,816
• Net change in unrealized appreciation or depreciation on investments	(87,688)	(2,939)	(14,269)	(530)	(17,587)	(7,939)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(41,588)	(2,996)	(10,461)	(522)	(11,573)	(5,134)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	197,408	10,213	45,981	1,500	76,109	105,977
• Contract withdrawals and transfers to annuity reserves	(7,932)	(3)	(881)	(208)	—	(336)
• Contract transfers	28,334	1,186	117,532	—	56,997	19,772
	217,810	11,396	162,632	1,292	133,106	125,413
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	217,810	11,396	162,632	1,292	133,106	125,413
TOTAL INCREASE (DECREASE) IN NET ASSETS	176,222	8,400	152,171	770	121,533	120,279
NET ASSETS AT DECEMBER 31, 2015	$418,040	$10,828	$175,661	$6,018	$137,237	$161,240

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Janus Aspen Balanced Portfolio Service Shares Subaccount	Janus Aspen Enterprise Portfolio Service Shares Subaccount	Janus Aspen Global Research Portfolio Service Shares Subaccount	JPMIT Global Allocation Portfolio Class 2 Subaccount	JPMIT Income Builder Portfolio Class 2 Subaccount	JPMIT Intrepid Mid Cap Portfolio Class 2 Subaccount	LVIP American Balanced Allocation Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$894,479	$496,809	$12,648	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	(411)	(7,137)	(70)	—	—	(59)	—
• Net realized gain (loss) on investments	41,534	102,444	927	—	—	(2)	—
• Net change in unrealized appreciation or depreciation on investments	13,776	(48,640)	(170)	—	—	1,045	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	54,899	46,667	687	—	—	984	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	845	4,243	1	—	—	22,690	—
• Contract withdrawals and transfers to annuity reserves	(104,556)	(119,273)	(2,730)	—	—	—	—
• Contract transfers	321	67	120	—	—	(447)	—
	(103,390)	(114,963)	(2,609)	—	—	22,243	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(103,390)	(114,963)	(2,609)	—	—	22,243	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,491)	(68,296)	(1,922)	—	—	23,227	—
NET ASSETS AT DECEMBER 31, 2014	845,988	428,513	10,726	—	—	23,227	—
Changes From Operations:
• Net investment income (loss)	(1,875)	(4,706)	(127)	794	36	(878)	169
• Net realized gain (loss) on investments	49,929	92,822	177	(761)	—	8,052	213
• Net change in unrealized appreciation or depreciation on investments	(55,219)	(81,247)	(736)	(1,714)	(30)	(21,446)	(739)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,165)	6,869	(686)	(1,681)	6	(14,272)	(357)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	803	5,488	6	624	—	141,172	6,802
• Contract withdrawals and transfers to annuity reserves	(156,715)	(59,458)	(10)	(454)	—	(5,794)	—
• Contract transfers	441	11,278	3,096	34,706	1,429	30,583	—
	(155,471)	(42,692)	3,092	34,876	1,429	165,961	6,802
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(155,471)	(42,692)	3,092	34,876	1,429	165,961	6,802
TOTAL INCREASE (DECREASE) IN NET ASSETS	(162,636)	(35,823)	2,406	33,195	1,435	151,689	6,445
NET ASSETS AT DECEMBER 31, 2015	$683,352	$392,690	$13,132	$33,195	$1,435	$174,916	$6,445

See accompanying notes.

	LVIP American Balanced Allocation Fund Service Class Subaccount	LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund Service Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP American Global Growth Fund Service Class II Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$—	$—	$2,898,684
Changes From Operations:
• Net investment income (loss)	—	(12,663)	—	3,563	24,071	(22,564)
• Net realized gain (loss) on investments	—	14,058	—	1,013	1,560	98,158
• Net change in unrealized appreciation or depreciation on investments	—	140,172	—	(5,055)	(32,119)	(62,017)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	141,567	—	(479)	(6,488)	13,577
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	2,342,297	—	160,342	1,356,731	576,523
• Contract withdrawals and transfers to annuity reserves	—	(58,383)	—	(2,685)	(1,774)	(135,423)
• Contract transfers	—	1,676,408	—	93,552	588,318	187,609
	—	3,960,322	—	251,209	1,943,275	628,709
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	3,960,322	—	251,209	1,943,275	628,709
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	4,101,889	—	250,730	1,936,787	642,286
NET ASSETS AT DECEMBER 31, 2014	—	4,101,889	—	250,730	1,936,787	3,540,970
Changes From Operations:
• Net investment income (loss)	21,406	28,691	215	41,009	180,610	164
• Net realized gain (loss) on investments	13,649	15,690	—	19,818	(31,031)	529,230
• Net change in unrealized appreciation or depreciation on investments	(75,846)	(588,188)	(305)	(150,015)	(586,665)	(367,387)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(40,791)	(543,807)	(90)	(89,188)	(437,086)	162,007
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	161,491	5,268,362	6,717	1,432,020	3,364,452	929,004
• Contract withdrawals and transfers to annuity reserves	—	(294,254)	—	(23,016)	(409,536)	(215,623)
• Contract transfers	945,231	2,538,568	—	447,814	3,928,802	197,327
	1,106,722	7,512,676	6,717	1,856,818	6,883,718	910,708
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,106,722	7,512,676	6,717	1,856,818	6,883,718	910,708
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,065,931	6,968,869	6,627	1,767,630	6,446,632	1,072,715
NET ASSETS AT DECEMBER 31, 2015	$1,065,931	$11,070,758	$6,627	$2,018,360	$8,383,419	$4,613,685

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP American Global Small Capitalization Fund Service Class II Subaccount	LVIP American Growth Allocation Fund Service Class Subaccount	LVIP American Growth Fund Service Class II Subaccount	LVIP American Growth-Income Fund Service Class II Subaccount	LVIP American Income Allocation Fund Standard Class Subaccount	LVIP American International Fund Service Class II Subaccount	LVIP American Preservation Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,763,850	$—	$10,509,554	$9,708,284	$—	$6,030,101	$—
Changes From Operations:
• Net investment income (loss)	(49,482)	667	(83,258)	(60,736)	—	(52,533)	26
• Net realized gain (loss) on investments	66,149	70	362,836	394,983	—	97,139	—
• Net change in unrealized appreciation or depreciation on investments	(18,973)	763	431,845	516,086	—	(347,087)	(63)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,306)	1,500	711,423	850,333	—	(302,481)	(37)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	399,218	32,633	1,722,371	1,545,884	—	758,112	5,003
• Contract withdrawals and transfers to annuity reserves	(107,684)	—	(430,866)	(360,419)	—	(237,786)	—
• Contract transfers	164,079	5,926	(192,864)	93,892	—	102,231	78
	455,613	38,559	1,098,641	1,279,357	—	622,557	5,081
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	455,613	38,559	1,098,641	1,279,357	—	622,557	5,081
TOTAL INCREASE (DECREASE) IN NET ASSETS	453,307	40,059	1,810,064	2,129,690	—	320,076	5,044
NET ASSETS AT DECEMBER 31, 2014	3,217,157	40,059	12,319,618	11,837,974	—	6,350,177	5,044
Changes From Operations:
• Net investment income (loss)	(44,966)	3,870	(184,540)	(37,299)	1,676	(19,973)	561
• Net realized gain (loss) on investments	156,645	8,095	1,117,136	884,394	325	93,708	(18)
• Net change in unrealized appreciation or depreciation on investments	(138,910)	(18,281)	(347,498)	(900,700)	(2,431)	(546,904)	(1,156)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(27,231)	(6,316)	585,098	(53,605)	(430)	(473,169)	(613)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	91,705	186,962	1,517,452	1,250,694	24,719	474,385	66,142
• Contract withdrawals and transfers to annuity reserves	(179,185)	(36)	(580,583)	(586,087)	(3,105)	(276,535)	—
• Contract transfers	(134,228)	11,614	(295,945)	(13,606)	34,947	429,693	(2,264)
	(221,708)	198,540	640,924	651,001	56,561	627,543	63,878
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(221,708)	198,540	640,924	651,001	56,561	627,543	63,878
TOTAL INCREASE (DECREASE) IN NET ASSETS	(248,939)	192,224	1,226,022	597,396	56,131	154,374	63,265
NET ASSETS AT DECEMBER 31, 2015	$2,968,218	$232,283	$13,545,640	$12,435,370	$56,131	$6,504,551	$68,309

See accompanying notes.

	LVIP AQR Enhanced Global Strategies Fund Service Class Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class Subaccount	LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class Subaccount	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$12,168,517	$—	$5,355,254	$16,643,886	$17,326,637
Changes From Operations:
• Net investment income (loss)	—	(178,538)	—	(34,914)	(26,068)	(201,596)
• Net realized gain (loss) on investments	—	1,068,387	—	25,784	273,176	460,216
• Net change in unrealized appreciation or depreciation on investments	—	(560,514)	—	(725,987)	323,811	(1,295,908)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	329,335	—	(735,117)	570,919	(1,037,288)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	1,202,833	—	4,051,367	10,404,128	21,114,383
• Contract withdrawals and transfers to annuity reserves	—	(2,117,602)	—	(277,772)	(733,132)	(1,210,400)
• Contract transfers	—	(168,673)	—	3,182,767	4,993,730	16,560,609
	—	(1,083,442)	—	6,956,362	14,664,726	36,464,592
Annuity Reserves:
• Annuity Payments	—	(361)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(1)	—	—	—	—
	—	(362)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(1,083,804)	—	6,956,362	14,664,726	36,464,592
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(754,469)	—	6,221,245	15,235,645	35,427,304
NET ASSETS AT DECEMBER 31, 2014	—	11,414,048	—	11,576,499	31,879,531	52,753,941
Changes From Operations:
• Net investment income (loss)	263	(187,742)	16	(2,926)	34,104	(520,445)
• Net realized gain (loss) on investments	(7)	1,390,523	(1)	(141,754)	107,083	2,760,348
• Net change in unrealized appreciation or depreciation on investments	(1,607)	(1,872,238)	(367)	(2,349,307)	(2,533,271)	(6,817,718)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,351)	(669,457)	(352)	(2,493,987)	(2,392,084)	(4,577,815)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	36,601	430,319	1,501	3,370,119	8,047,871	12,281,455
• Contract withdrawals and transfers to annuity reserves	—	(892,779)	—	(539,105)	(1,627,908)	(3,095,703)
• Contract transfers	—	(248,699)	—	2,641,661	4,431,331	13,144,296
	36,601	(711,159)	1,501	5,472,675	10,851,294	22,330,048
Annuity Reserves:
• Annuity Payments	—	(388)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	1	—	—	—	—
	—	(387)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	36,601	(711,546)	1,501	5,472,675	10,851,294	22,330,048
TOTAL INCREASE (DECREASE) IN NET ASSETS	35,250	(1,381,003)	1,149	2,978,688	8,459,210	17,752,233
NET ASSETS AT DECEMBER 31, 2015	$35,250	$10,033,045	$1,149	$14,555,187	$40,338,741	$70,506,174

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Service Class Subaccount	LVIP BlackRock Multi-Asset Income Fund Service Class Subaccount	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class Subaccount	LVIP Clarion Global Real Estate Fund Service Class Subaccount	LVIP ClearBridge Large Cap Managed Volatility Fund Service Class Subaccount	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$45,202,832	$—	$—	$7,000,258	$—	$—
Changes From Operations:
• Net investment income (loss)	—	(324,380)	2,643	—	43,388	—	—
• Net realized gain (loss) on investments	—	(355,754)	—	—	335,868	—	—
• Net change in unrealized appreciation or depreciation on investments	—	1,119,498	(3,091)	—	425,240	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	439,364	(448)	—	804,496	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	5,905,444	117,344	—	561,488	—	—
• Contract withdrawals and transfers to annuity reserves	—	(3,919,955)	—	—	(676,567)	—	—
• Contract transfers	—	2,953,200	—	—	(258,546)	—	—
	—	4,938,689	117,344	—	(373,625)	—	—
Annuity Reserves:
• Annuity Payments	—	(3,473)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	496	—	—	—	—	—
	—	(2,977)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	4,935,712	117,344	—	(373,625)	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	5,375,076	116,896	—	430,871	—	—
NET ASSETS AT DECEMBER 31, 2014	—	50,577,908	116,896	—	7,431,129	—	—
Changes From Operations:
• Net investment income (loss)	95	(225,915)	3,311	(7,819)	87,684	6,802	27
• Net realized gain (loss) on investments	(1)	(559,020)	(3,521)	(9,911)	327,477	(5,233)	19
• Net change in unrealized appreciation or depreciation on investments	(823)	(1,635,514)	(13,776)	(98,741)	(658,415)	(102,992)	(195)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(729)	(2,420,449)	(13,986)	(116,471)	(243,254)	(101,423)	(149)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	30,379	3,626,280	230,130	1,755,851	767,416	3,269,995	4,320
• Contract withdrawals and transfers to annuity reserves	—	(4,311,224)	(7,457)	(19,935)	(727,887)	(25,591)	(34)
• Contract transfers	—	1,212,169	(94,967)	548,242	(83,691)	850,700	(49)
	30,379	527,225	127,706	2,284,158	(44,162)	4,095,104	4,237
Annuity Reserves:
• Annuity Payments	—	(3,272)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	503	—	—	—	—	—
	—	(2,769)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	30,379	524,456	127,706	2,284,158	(44,162)	4,095,104	4,237
TOTAL INCREASE (DECREASE) IN NET ASSETS	29,650	(1,895,993)	113,720	2,167,687	(287,416)	3,993,681	4,088
NET ASSETS AT DECEMBER 31, 2015	$29,650	$48,681,915	$230,616	$2,167,687	$7,143,713	$3,993,681	$4,088

See accompanying notes.

	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class Subaccount	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Bond Fund Service Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Service Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$7,449,743	$76,508,696	$—	$29,081,441	$316,720
Changes From Operations:
• Net investment income (loss)	6,579	17,666	215,915	92	(133,053)	2,833
• Net realized gain (loss) on investments	12,718	143,105	626,437	1	35,202	2,713
• Net change in unrealized appreciation or depreciation on investments	51,763	143,297	2,277,702	(139)	(426,247)	3,574
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	71,060	304,068	3,120,054	(46)	(524,098)	9,120
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,871,942	69,230	14,432,489	8,199	9,090,290	210
• Contract withdrawals and transfers to annuity reserves	(66,003)	(1,297,947)	(6,267,425)	—	(1,578,742)	(12,798)
• Contract transfers	430,205	(106,691)	2,622,174	—	3,898,086	228
	3,236,144	(1,335,408)	10,787,238	8,199	11,409,634	(12,360)
Annuity Reserves:
• Annuity Payments	—	(769)	(1,548)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	60	222	—	—	—
	—	(709)	(1,326)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,236,144	(1,336,117)	10,785,912	8,199	11,409,634	(12,360)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,307,204	(1,032,049)	13,905,966	8,153	10,885,536	(3,240)
NET ASSETS AT DECEMBER 31, 2014	3,307,204	6,417,694	90,414,662	8,153	39,966,977	313,480
Changes From Operations:
• Net investment income (loss)	(42,042)	41,709	690,764	449	(113,386)	(350)
• Net realized gain (loss) on investments	39,122	54,438	345,917	(1)	(101,292)	36,246
• Net change in unrealized appreciation or depreciation on investments	(396,222)	(168,524)	(2,815,661)	(725)	(822,136)	(32,125)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(399,142)	(72,377)	(1,778,980)	(277)	(1,036,814)	3,771
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,584,898	7,588	23,958,565	26,381	3,463,278	200
• Contract withdrawals and transfers to annuity reserves	(206,175)	(504,092)	(8,272,268)	—	(2,366,781)	(162,832)
• Contract transfers	1,915,174	(7,688)	11,534,144	—	(648,489)	(72)
	5,293,897	(504,192)	27,220,441	26,381	448,008	(162,704)
Annuity Reserves:
• Annuity Payments	—	(769)	(1,509)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	75	235	—	—	—
	—	(694)	(1,274)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,293,897	(504,886)	27,219,167	26,381	448,008	(162,704)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,894,755	(577,263)	25,440,187	26,104	(588,806)	(158,933)
NET ASSETS AT DECEMBER 31, 2015	$8,201,959	$5,840,431	$115,854,849	$34,257	$39,378,171	$154,547

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Delaware Foundation Aggressive Allocation Fund Service Class Subaccount	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Service Class Subaccount	LVIP Delaware Special Opportunities Fund Service Class Subaccount	LVIP Dimensional International Core Equity Managed Volatility Fund Service Class Subaccount	LVIP Dimensional International Core Equity Fund Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,372,460	$603,333	$3,684,457	$3,351,313	$4,200,347	$—	$1,849,904
Changes From Operations:
• Net investment income (loss)	8,601	(776)	(16,363)	(28,867)	55,604	—	(753)
• Net realized gain (loss) on investments	49,626	84,818	432,047	239,900	69,865	—	234,385
• Net change in unrealized appreciation or depreciation on investments	(5,013)	(17,907)	46,656	(29,410)	(1,115,231)	—	(58,422)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	53,214	66,135	462,340	181,623	(989,762)	—	175,210
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,635	865	132,165	92,588	3,532,143	—	3,861
• Contract withdrawals and transfers to annuity reserves	(206,662)	(136,054)	(405,049)	(141,150)	(437,431)	—	(196,930)
• Contract transfers	(43,101)	(24,347)	165,246	(348,140)	4,714,406	—	(160,985)
	(247,128)	(159,536)	(107,638)	(396,702)	7,809,118	—	(354,054)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(247,128)	(159,536)	(107,638)	(396,702)	7,809,118	—	(354,054)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(193,914)	(93,401)	354,702	(215,079)	6,819,356	—	(178,844)
NET ASSETS AT DECEMBER 31, 2014	2,178,546	509,932	4,039,159	3,136,234	11,019,703	—	1,671,060
Changes From Operations:
• Net investment income (loss)	(4,591)	(85)	(21,855)	(29,171)	(95,298)	316	(5,309)
• Net realized gain (loss) on investments	131,910	74,560	584,681	301,187	(294,376)	774	289,722
• Net change in unrealized appreciation or depreciation on investments	(183,882)	(84,237)	(652,496)	(297,048)	(341,492)	(2,433)	(336,201)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(56,563)	(9,762)	(89,670)	(25,032)	(731,166)	(1,343)	(51,788)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,675	899	185,742	45,881	2,622,742	17,367	23,916
• Contract withdrawals and transfers to annuity reserves	(261,101)	(55,909)	(249,584)	(305,001)	(643,679)	(1,450)	(140,794)
• Contract transfers	(34,266)	37,945	21,557	(205,142)	(512,740)	127,883	124,693
	(292,692)	(17,065)	(42,285)	(464,262)	1,466,323	143,800	7,815
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(292,692)	(17,065)	(42,285)	(464,262)	1,466,323	143,800	7,815
TOTAL INCREASE (DECREASE) IN NET ASSETS	(349,255)	(26,827)	(131,955)	(489,294)	735,157	142,457	(43,973)
NET ASSETS AT DECEMBER 31, 2015	$1,829,291	$483,105	$3,907,204	$2,646,940	$11,754,860	$142,457	$1,627,087
See accompanying notes.

	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund Service Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund Service Class Subaccount	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class Subaccount	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$8,656,912	$—	$—	$16,457,173	$—	$—
Changes From Operations:
• Net investment income (loss)	(98,377)	—	—	8,500	—	23,861
• Net realized gain (loss) on investments	273,268	—	—	16,740	—	8,514
• Net change in unrealized appreciation or depreciation on investments	289,795	—	—	484,995	—	(77,624)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	464,686	—	—	510,235	—	(45,249)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,383,562	—	—	6,983,387	—	3,544,192
• Contract withdrawals and transfers to annuity reserves	(649,006)	—	—	(1,019,841)	—	(63,083)
• Contract transfers	2,785,155	—	—	3,407,093	—	2,243,769
	8,519,711	—	—	9,370,639	—	5,724,878
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,519,711	—	—	9,370,639	—	5,724,878
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,984,397	—	—	9,880,874	—	5,679,629
NET ASSETS AT DECEMBER 31, 2014	17,641,309	—	—	26,338,047	—	5,679,629
Changes From Operations:
• Net investment income (loss)	(116,341)	602	45	(25,146)	290	163,662
• Net realized gain (loss) on investments	271,185	(755)	—	50,559	(4)	(77,899)
• Net change in unrealized appreciation or depreciation on investments	(2,189,759)	(4,067)	(81)	(488,491)	(1,804)	(1,283,365)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,034,915)	(4,220)	(36)	(463,078)	(1,518)	(1,197,602)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,894,977	189,084	4,320	4,913,081	13,601	6,463,587
• Contract withdrawals and transfers to annuity reserves	(910,691)	(815)	(34)	(1,500,589)	—	(500,702)
• Contract transfers	2,694,257	8,298	(174)	2,004,155	—	3,061,345
	6,678,543	196,567	4,112	5,416,647	13,601	9,024,230
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,678,543	196,567	4,112	5,416,647	13,601	9,024,230
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,643,628	192,347	4,076	4,953,569	12,083	7,826,628
NET ASSETS AT DECEMBER 31, 2015	$22,284,937	$192,347	$4,076	$31,291,616	$12,083	$13,506,257

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Service Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP Global Income Fund Service Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$74,258,660	$—	$277,310,692	$19,824,130	$273,222,333
Changes From Operations:
• Net investment income (loss)	—	2,882	125,292	—	1,586,601	(347,528)	1,092,276
• Net realized gain (loss) on investments	—	3,555	2,420,669	—	2,960,422	33,839	3,365,899
• Net change in unrealized appreciation or depreciation on investments	—	(7,006)	191,643	—	166,436	223,425	1,955,387
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(569)	2,737,604	—	4,713,459	(90,264)	6,413,562
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	215,000	14,390,075	—	103,374,138	6,581,217	90,246,139
• Contract withdrawals and transfers to annuity reserves	—	(4,954)	(4,845,304)	—	(13,797,648)	(1,490,235)	(17,700,936)
• Contract transfers	—	—	5,946,306	—	28,100,234	4,137,435	21,400,650
	—	210,046	15,491,077	—	117,676,724	9,228,417	93,945,853
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(206)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(1)	—
	—	—	—	—	—	(207)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	210,046	15,491,077	—	117,676,724	9,228,210	93,945,853
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	209,477	18,228,681	—	122,390,183	9,137,946	100,359,415
NET ASSETS AT DECEMBER 31, 2014	—	209,477	92,487,341	—	399,700,875	28,962,076	373,581,748
Changes From Operations:
• Net investment income (loss)	50	697	137,208	127	776,472	378,252	828,601
• Net realized gain (loss) on investments	65	2,195	2,200,816	—	1,946,991	115,270	2,933,226
• Net change in unrealized appreciation or depreciation on investments	(724)	(10,127)	(6,161,815)	(240)	(27,540,445)	(1,709,191)	(26,537,239)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(609)	(7,235)	(3,823,791)	(113)	(24,816,982)	(1,215,669)	(22,775,412)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	10,773	—	9,338,143	6,711	56,668,004	4,425,840	47,459,070
• Contract withdrawals and transfers to annuity reserves	—	(11,450)	(11,561,442)	—	(18,948,046)	(2,448,623)	(21,722,318)
• Contract transfers	—	—	7,482,297	—	12,621,068	187,775	31,654,038
	10,773	(11,450)	5,258,998	6,711	50,341,026	2,164,992	57,390,790
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(194)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	(194)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,773	(11,450)	5,258,998	6,711	50,341,026	2,164,798	57,390,790
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,164	(18,685)	1,435,207	6,598	25,524,044	949,129	34,615,378
NET ASSETS AT DECEMBER 31, 2015	$10,164	$190,792	$93,922,548	$6,598	$425,224,919	$29,911,205	$408,197,126

See accompanying notes.

	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class Subaccount	LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class Subaccount	LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class Subaccount	LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class Subaccount	LVIP JPMorgan High Yield Fund Service Class Subaccount	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$9,021,083	$7,958,743	$—
Changes From Operations:
• Net investment income (loss)	2,324	—	(14,629)	(232,234)	214,403	49
• Net realized gain (loss) on investments	6,239	—	7,149	(3,949)	137,293	12
• Net change in unrealized appreciation or depreciation on investments	(2,740)	—	79,658	(901,588)	(278,260)	395
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,823	—	72,178	(1,137,771)	73,436	456
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,305,139	—	4,038,929	5,547,301	1,174,372	9,021
• Contract withdrawals and transfers to annuity reserves	(13,467)	—	(86,591)	(521,759)	(1,212,748)	(4)
• Contract transfers	403,203	—	2,083,447	4,388,547	258,070	—
	1,694,875	—	6,035,785	9,414,089	219,694	9,017
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,694,875	—	6,035,785	9,414,089	219,694	9,017
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,700,698	—	6,107,963	8,276,318	293,130	9,473
NET ASSETS AT DECEMBER 31, 2014	1,700,698	—	6,107,963	17,297,401	8,251,873	9,473
Changes From Operations:
• Net investment income (loss)	53,685	55	5,625	(303,927)	256,508	55
• Net realized gain (loss) on investments	(6,874)	(2)	(26,938)	330,096	31,078	—
• Net change in unrealized appreciation or depreciation on investments	(459,307)	(395)	(653,806)	(1,311,595)	(743,751)	(1,499)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(412,496)	(342)	(675,119)	(1,285,426)	(456,165)	(1,444)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,907,364	4,320	2,582,294	4,173,841	685,090	10,559
• Contract withdrawals and transfers to annuity reserves	(148,420)	(34)	(215,723)	(858,838)	(1,076,746)	—
• Contract transfers	2,499,251	171	(1,473,922)	1,033,353	116,529	—
	7,258,195	4,457	892,649	4,348,356	(275,127)	10,559
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,258,195	4,457	892,649	4,348,356	(275,127)	10,559
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,845,699	4,115	217,530	3,062,930	(731,292)	9,115
NET ASSETS AT DECEMBER 31, 2015	$8,546,397	$4,115	$6,325,493	$20,360,331	$7,520,581	$18,588

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class Subaccount	LVIP Managed Risk Profile 2010 Fund Service Class Subaccount	LVIP Managed Risk Profile 2020 Fund Service Class Subaccount	LVIP Managed Risk Profile 2030 Fund Service Class Subaccount	LVIP Managed Risk Profile 2040 Fund Service Class Subaccount	LVIP MFS International Growth Fund Service Class Subaccount	LVIP MFS International Growth Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$10,067,316	$486,209	$309,639	$337,344	$9,752	$4,818,032	$2,508,587
Changes From Operations:
• Net investment income (loss)	(161,478)	379	(304)	711	13	(37,332)	(39,381)
• Net realized gain (loss) on investments	185,827	3,282	2,223	1,709	150	106,060	1,499
• Net change in unrealized appreciation or depreciation on investments	1,154,524	10,441	5,101	5,052	(6)	(396,062)	(439,386)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,178,873	14,102	7,020	7,472	157	(327,334)	(477,268)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,598,930	358	33	—	—	864,287	3,478,146
• Contract withdrawals and transfers to annuity reserves	(539,592)	(12,200)	(3,112)	(2,159)	(827)	(365,954)	(148,146)
• Contract transfers	4,057,290	24	786	—	—	8,128	1,408,739
	11,116,628	(11,818)	(2,293)	(2,159)	(827)	506,461	4,738,739
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,116,628	(11,818)	(2,293)	(2,159)	(827)	506,461	4,738,739
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,295,501	2,284	4,727	5,313	(670)	179,127	4,261,471
NET ASSETS AT DECEMBER 31, 2014	22,362,817	488,493	314,366	342,657	9,082	4,997,159	6,770,058
Changes From Operations:
• Net investment income (loss)	(251,175)	(855)	(784)	(404)	138	(34,741)	(79,169)
• Net realized gain (loss) on investments	388,290	53,127	16,307	21,134	2,185	90,388	(28,721)
• Net change in unrealized appreciation or depreciation on investments	(2,685,536)	(63,400)	(27,657)	(35,969)	(4,684)	(116,447)	(284,165)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,548,421)	(11,128)	(12,134)	(15,239)	(2,361)	(60,800)	(392,055)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,926,321	340	245	319	—	800,013	3,673,213
• Contract withdrawals and transfers to annuity reserves	(1,075,949)	(13,744)	(31,786)	(2,302)	(636)	(276,319)	(441,798)
• Contract transfers	2,687,258	(127,852)	767	—	26,010	83,428	3,118,616
	8,537,630	(141,256)	(30,774)	(1,983)	25,374	607,122	6,350,031
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,537,630	(141,256)	(30,774)	(1,983)	25,374	607,122	6,350,031
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,989,209	(152,384)	(42,908)	(17,222)	23,013	546,322	5,957,976
NET ASSETS AT DECEMBER 31, 2015	$28,352,026	$336,109	$271,458	$325,435	$32,095	$5,543,481	$12,728,034

See accompanying notes.

	LVIP MFS Value Fund Service Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Service Class Subaccount	LVIP Money Market Fund Standard Class Subaccount	LVIP Money Market Fund Service Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$15,920,440	$1,548,686	$13,969,612	$2,685,462	$16,249,638	$—
Changes From Operations:
• Net investment income (loss)	131,284	30,832	250,294	(35,698)	(224,015)	6,260
• Net realized gain (loss) on investments	818,197	38,706	328,467	—	—	(1,071)
• Net change in unrealized appreciation or depreciation on investments	467,758	(119,322)	(1,061,888)	—	—	(14,878)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,417,239	(49,784)	(483,127)	(35,698)	(224,015)	(9,689)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,737,116	1,647	718,554	21,091	4,830,218	410,790
• Contract withdrawals and transfers to annuity reserves	(1,020,236)	(181,160)	(2,186,218)	(1,902,726)	(7,930,243)	(4,326)
• Contract transfers	(338,721)	(41,820)	(361,100)	1,525,600	1,068,141	159,422
	378,159	(221,333)	(1,828,764)	(356,035)	(2,031,884)	565,886
Annuity Reserves:
• Annuity Payments	—	—	(853)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	121	—	—	—
	—	—	(732)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	378,159	(221,333)	(1,829,496)	(356,035)	(2,031,884)	565,886
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,795,398	(271,117)	(2,312,623)	(391,733)	(2,255,899)	556,197
NET ASSETS AT DECEMBER 31, 2014	17,715,838	1,277,569	11,656,989	2,293,729	13,993,739	556,197
Changes From Operations:
• Net investment income (loss)	58,943	13,757	122,813	(24,272)	(188,813)	(2,683)
• Net realized gain (loss) on investments	1,425,948	6,303	48,856	—	—	(12,047)
• Net change in unrealized appreciation or depreciation on investments	(1,862,281)	(76,818)	(810,069)	—	—	(142,453)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(377,390)	(56,758)	(638,400)	(24,272)	(188,813)	(157,183)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,637,285	2,414	530,314	3,651	2,265,616	756,226
• Contract withdrawals and transfers to annuity reserves	(1,345,252)	(200,533)	(1,336,490)	(1,022,644)	(4,759,648)	(148,731)
• Contract transfers	(807,555)	14,807	582,481	(63,630)	2,486,871	673,853
	(515,522)	(183,312)	(223,695)	(1,082,623)	(7,161)	1,281,348
Annuity Reserves:
• Annuity Payments	—	—	(788)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	115	—	—	—
	—	—	(673)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(515,522)	(183,312)	(224,368)	(1,082,623)	(7,161)	1,281,348
TOTAL INCREASE (DECREASE) IN NET ASSETS	(892,912)	(240,070)	(862,768)	(1,106,895)	(195,974)	1,124,165
NET ASSETS AT DECEMBER 31, 2015	$16,822,926	$1,037,499	$10,794,221	$1,186,834	$13,797,765	$1,680,362

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP PIMCO Low Duration Bond Fund Standard Class Subaccount	LVIP PIMCO Low Duration Bond Fund Service Class Subaccount	LVIP SSgA Bond Index Fund Standard Class Subaccount	LVIP SSgA Bond Index Fund Service Class Subaccount	LVIP SSgA Conservative Index Allocation Fund Service Class Subaccount	LVIP SSgA Conservative Structured Allocation Fund Service Class Subaccount	LVIP SSgA Developed International 150 Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$37,763,233	$4,570,224	$9,540,215	$5,757,269
Changes From Operations:
• Net investment income (loss)	—	2,339	—	(29,272)	(9,355)	72,355	80,770
• Net realized gain (loss) on investments	—	6,449	—	103,366	77,898	343,226	375,999
• Net change in unrealized appreciation or depreciation on investments	—	(29,229)	—	1,357,922	60,154	(63,681)	(527,444)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(20,441)	—	1,432,016	128,697	351,900	(70,675)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	2,259,604	—	3,704,346	552,347	1,242,677	311,345
• Contract withdrawals and transfers to annuity reserves	—	(718,660)	—	(3,340,496)	(266,681)	(1,369,583)	(439,543)
• Contract transfers	—	2,129,658	—	2,608,349	(76,785)	2,410,936	552,632
	—	3,670,602	—	2,972,199	208,881	2,284,030	424,434
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	3,670,602	—	2,972,199	208,881	2,284,030	424,434
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	3,650,161	—	4,404,215	337,578	2,635,930	353,759
NET ASSETS AT DECEMBER 31, 2014	—	3,650,161	—	42,167,448	4,907,802	12,176,145	6,111,028
Changes From Operations:
• Net investment income (loss)	8	474	853	223,492	11,456	47,517	74,414
• Net realized gain (loss) on investments	3	51,366	180	157,843	71,164	169,717	645,725
• Net change in unrealized appreciation or depreciation on investments	(12)	(149,427)	(2,403)	(1,135,616)	(227,131)	(494,442)	(1,127,449)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1)	(97,587)	(1,370)	(754,281)	(144,511)	(277,208)	(407,310)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,005	6,368,766	86,803	3,994,921	818,861	553,087	312,435
• Contract withdrawals and transfers to annuity reserves	—	(346,149)	(4,471)	(4,299,696)	(820,492)	(1,220,712)	(777,222)
• Contract transfers	—	7,714,936	(2,772)	1,168,716	543,167	(2,352,681)	1,081,467
	1,005	13,737,553	79,560	863,941	541,536	(3,020,306)	616,680
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,005	13,737,553	79,560	863,941	541,536	(3,020,306)	616,680
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,004	13,639,966	78,190	109,660	397,025	(3,297,514)	209,370
NET ASSETS AT DECEMBER 31, 2015	$1,004	$17,290,127	$78,190	$42,277,108	$5,304,827	$8,878,631	$6,320,398

See accompanying notes.

	LVIP SSgA Emerging Markets 100 Fund Standard Class Subaccount	LVIP SSgA Emerging Markets 100 Fund Service Class Subaccount	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class Subaccount	LVIP SSgA International Index Fund Service Class Subaccount	LVIP SSgA International Managed Volatility Fund Service Class Subaccount	LVIP SSgA Large Cap 100 Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$7,506,159	$56,951,026	$12,253,973	$—	$13,049,933
Changes From Operations:
• Net investment income (loss)	—	76,256	289,457	89,170	19,894	73,484
• Net realized gain (loss) on investments	—	(94,936)	802,571	245,828	(2,848)	1,354,492
• Net change in unrealized appreciation or depreciation on investments	—	(344,972)	88,274	(1,284,674)	(141,991)	410,679
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(363,652)	1,180,302	(949,676)	(124,945)	1,838,655
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	364,408	11,973,786	594,524	1,053,472	440,750
• Contract withdrawals and transfers to annuity reserves	—	(582,380)	(2,828,073)	(886,768)	(11,530)	(1,172,399)
• Contract transfers	—	551,846	3,410,085	739,035	575,725	122,785
	—	333,874	12,555,798	446,791	1,617,667	(608,864)
Annuity Reserves:
• Annuity Payments	—	(318)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(1)	—	—	—	—
	—	(319)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	333,555	12,555,798	446,791	1,617,667	(608,864)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(30,097)	13,736,100	(502,885)	1,492,722	1,229,791
NET ASSETS AT DECEMBER 31, 2014	—	7,476,062	70,687,126	11,751,088	1,492,722	14,279,724
Changes From Operations:
• Net investment income (loss)	495	171,223	857,259	54,392	48,130	91,208
• Net realized gain (loss) on investments	(7)	(222,732)	337,524	289,834	(54,898)	2,648,614
• Net change in unrealized appreciation or depreciation on investments	(3,296)	(1,298,584)	(7,698,714)	(634,812)	(277,140)	(3,656,678)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,808)	(1,350,093)	(6,503,931)	(290,586)	(283,908)	(916,856)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	13,601	469,003	10,403,786	678,560	2,557,777	897,098
• Contract withdrawals and transfers to annuity reserves	—	(724,630)	(3,744,357)	(1,064,631)	(68,913)	(1,559,476)
• Contract transfers	—	477,277	745,240	(279,952)	1,260,178	247,110
	13,601	221,650	7,404,669	(666,023)	3,749,042	(415,268)
Annuity Reserves:
• Annuity Payments	—	(323)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	(323)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	13,601	221,327	7,404,669	(666,023)	3,749,042	(415,268)
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,793	(1,128,766)	900,738	(956,609)	3,465,134	(1,332,124)
NET ASSETS AT DECEMBER 31, 2015	$10,793	$6,347,296	$71,587,864	$10,794,479	$4,957,856	$12,947,600

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP SSgA Large Cap Managed Volatility Fund Service Class Subaccount	LVIP SSgA Moderate Index Allocation Fund Service Class Subaccount	LVIP SSgA Moderate Structured Allocation Fund Service Class Subaccount	LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class Subaccount	LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class Subaccount	LVIP SSgA S&P 500 Index Fund Standard Class Subaccount	LVIP SSgA S&P 500 Index Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,704,721	$12,738,898	$60,676,924	$9,263,504	$24,252,649	$1,891,987	$39,261,760
Changes From Operations:
• Net investment income (loss)	63,321	19,587	406,506	42,409	204,227	2,237	(7,064)
• Net realized gain (loss) on investments	33,112	432,824	1,418,058	217,590	721,009	78,487	2,471,685
• Net change in unrealized appreciation or depreciation on investments	151,653	(119,718)	235,241	(59,903)	(139,463)	115,792	1,829,358
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	248,086	332,693	2,059,805	200,096	785,773	196,516	4,293,979
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,007,223	3,898,502	1,755,704	1,218,821	606,569	13,021	2,668,218
• Contract withdrawals and transfers to annuity reserves	(131,266)	(1,221,354)	(3,458,075)	(327,220)	(1,479,416)	(191,597)	(4,668,584)
• Contract transfers	1,574,601	(41,149)	(4,573,558)	158,571	516,885	(131,300)	(35,490)
	5,450,558	2,635,999	(6,275,929)	1,050,172	(355,962)	(309,876)	(2,035,856)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(496)	(2,014)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	41	284
	—	—	—	—	—	(455)	(1,730)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,450,558	2,635,999	(6,275,929)	1,050,172	(355,962)	(310,331)	(2,037,586)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,698,644	2,968,692	(4,216,124)	1,250,268	429,811	(113,815)	2,256,393
NET ASSETS AT DECEMBER 31, 2014	7,403,365	15,707,590	56,460,800	10,513,772	24,682,460	1,778,172	41,518,153
Changes From Operations:
• Net investment income (loss)	26,752	6,423	495,001	(1,505)	216,668	2,083	13,948
• Net realized gain (loss) on investments	14,134	205,349	1,401,082	206,268	649,574	82,467	2,590,461
• Net change in unrealized appreciation or depreciation on investments	(821,054)	(823,329)	(4,290,030)	(633,451)	(2,096,173)	(94,444)	(2,885,359)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(780,168)	(611,557)	(2,393,947)	(428,688)	(1,229,931)	(9,894)	(280,950)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,059,571	3,752,185	5,116,850	1,846,368	1,568,588	512	3,645,384
• Contract withdrawals and transfers to annuity reserves	(424,051)	(683,755)	(4,626,275)	(301,518)	(3,903,142)	(149,550)	(3,730,588)
• Contract transfers	2,240,855	306,755	(1,890,142)	(707,122)	202,850	(93,463)	982,748
	7,876,375	3,375,185	(1,399,567)	837,728	(2,131,704)	(242,501)	897,544
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(522)	(2,059)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	50	275
	—	—	—	—	—	(472)	(1,784)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,876,375	3,375,185	(1,399,567)	837,728	(2,131,704)	(242,973)	895,760
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,096,207	2,763,628	(3,793,514)	409,040	(3,361,635)	(252,867)	614,810
NET ASSETS AT DECEMBER 31, 2015	$14,499,572	$18,471,218	$52,667,286	$10,922,812	$21,320,825	$1,525,305	$42,132,963
See accompanying notes.

	LVIP SSgA Small-Cap Index Fund Standard Class Subaccount	LVIP SSgA Small-Cap Index Fund Service Class Subaccount	LVIP SSgA Small-Cap Managed Volatility Fund Standard Class Subaccount	LVIP SSgA Small-Cap Managed Volatility Fund Service Class Subaccount	LVIP SSgA Small-Mid Cap 200 Fund Standard Class Subaccount	LVIP SSgA Small-Mid Cap 200 Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$15,975,337	$—	$2,049,997	$—	$4,477,174
Changes From Operations:
• Net investment income (loss)	—	(166,751)	28	(20,458)	338	67,164
• Net realized gain (loss) on investments	—	1,253,919	—	2,398	207	312,158
• Net change in unrealized appreciation or depreciation on investments	—	(736,069)	53	(37,497)	(269)	(270,435)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	351,099	81	(55,557)	276	108,887
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	496,987	3,281	4,196,757	10,300	396,328
• Contract withdrawals and transfers to annuity reserves	—	(2,254,555)	(2)	(232,076)	—	(384,834)
• Contract transfers	—	(468,834)	—	3,881,916	51	118,471
	—	(2,226,402)	3,279	7,846,597	10,351	129,965
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(2,226,402)	3,279	7,846,597	10,351	129,965
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(1,875,303)	3,360	7,791,040	10,627	238,852
NET ASSETS AT DECEMBER 31, 2014	—	14,100,034	3,360	9,841,037	10,627	4,716,026
Changes From Operations:
• Net investment income (loss)	4	(142,091)	25	(129,037)	364	29,480
• Net realized gain (loss) on investments	30	966,896	—	(30,215)	3,121	718,856
• Net change in unrealized appreciation or depreciation on investments	(120)	(1,687,364)	(801)	(1,465,673)	(5,668)	(1,174,114)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(86)	(862,559)	(776)	(1,624,925)	(2,183)	(425,778)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	999	743,878	5,342	5,727,293	14,756	569,735
• Contract withdrawals and transfers to annuity reserves	—	(1,287,153)	—	(592,862)	(683)	(562,829)
• Contract transfers	—	88,057	—	3,592,748	642	259,161
	999	(455,218)	5,342	8,727,179	14,715	266,067
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	999	(455,218)	5,342	8,727,179	14,715	266,067
TOTAL INCREASE (DECREASE) IN NET ASSETS	913	(1,317,777)	4,566	7,102,254	12,532	(159,711)
NET ASSETS AT DECEMBER 31, 2015	$913	$12,782,257	$7,926	$16,943,291	$23,159	$4,556,315

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP T. Rowe Price Growth Stock Fund Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class Subaccount	LVIP Templeton Growth Managed Volatility Fund Service Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP UBS Large Cap Growth Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$10,274,291	$86,359	$5,329,505	$22,173,592	$—	$175,371	$7,015,173
Changes From Operations:
• Net investment income (loss)	(192,096)	(1,365)	(93,398)	11,308	—	(2,809)	(156,766)
• Net realized gain (loss) on investments	624,908	9,846	619,082	399,564	—	15,433	233,505
• Net change in unrealized appreciation or depreciation on investments	344,220	(1,219)	581	(2,123,070)	—	(7,182)	304,604
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	777,032	7,262	526,265	(1,712,198)	—	5,442	381,343
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,472,612	128	539,021	19,395,516	—	34	4,050,244
• Contract withdrawals and transfers to annuity reserves	(698,674)	(10,379)	(400,640)	(1,256,097)	—	(31,005)	(327,929)
• Contract transfers	360,769	(1,303)	54,996	2,939,076	—	(2,778)	1,646,577
	1,134,707	(11,554)	193,377	21,078,495	—	(33,749)	5,368,892
Annuity Reserves:
• Annuity Payments	(327)	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(1)	—	—	—	—	—	—
	(328)	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,134,379	(11,554)	193,377	21,078,495	—	(33,749)	5,368,892
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,911,411	(4,292)	719,642	19,366,297	—	(28,307)	5,750,235
NET ASSETS AT DECEMBER 31, 2014	12,185,702	82,067	6,049,147	41,539,889	—	147,064	12,765,408
Changes From Operations:
• Net investment income (loss)	(222,515)	(1,511)	(106,666)	(155,097)	89,163	(2,515)	(288,326)
• Net realized gain (loss) on investments	1,368,997	19,882	781,488	(122,370)	(3,396)	5,645	297,372
• Net change in unrealized appreciation or depreciation on investments	(101,320)	(16,578)	(673,412)	(4,969,635)	(383,254)	(3,550)	(118,585)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,045,162	1,793	1,410	(5,247,102)	(297,487)	(420)	(109,539)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,306,350	144	376,964	13,325,662	4,722,016	31	7,142,375
• Contract withdrawals and transfers to annuity reserves	(781,275)	(32,262)	(874,519)	(1,995,314)	(175,188)	(9,576)	(557,142)
• Contract transfers	733,448	81,184	623,305	3,777,719	11,029,122	(1,727)	5,755,802
	1,258,523	49,066	125,750	15,108,067	15,575,950	(11,272)	12,341,035
Annuity Reserves:
• Annuity Payments	(372)	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	1	—	—	—	—	—	—
	(371)	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,258,152	49,066	125,750	15,108,067	15,575,950	(11,272)	12,341,035
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,303,314	50,859	127,160	9,860,965	15,278,463	(11,692)	12,231,496
NET ASSETS AT DECEMBER 31, 2015	$14,489,016	$132,926	$6,176,307	$51,400,854	$15,278,463	$135,372	$24,996,904

See accompanying notes.

	LVIP Vanguard Domestic Equity ETF Fund Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund Service Class Subaccount	LVIP Vanguard International Equity ETF Fund Service Class Subaccount	LVIP VIP Contrafund Managed Volatility Portfolio Standard Class Subaccount	LVIP VIP Contrafund Managed Volatility Portfolio Service Class Subaccount	LVIP VIP Mid Cap Managed Volatility Portfolio Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$5,510,124	$2,867,025	$—	$5,474,477	$—
Changes From Operations:
• Net investment income (loss)	—	2,251	3,943	—	258,750	1,455
• Net realized gain (loss) on investments	—	239,508	81,311	—	104,206	3,221
• Net change in unrealized appreciation or depreciation on investments	—	350,044	(266,547)	—	280,124	(4,904)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	591,803	(181,293)	—	643,080	(228)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	606,588	392,911	—	9,746,108	219,683
• Contract withdrawals and transfers to annuity reserves	—	(297,032)	(183,416)	—	(388,319)	(4,453)
• Contract transfers	—	(75,368)	9,581	—	4,814,450	283,334
	—	234,188	219,076	—	14,172,239	498,564
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	234,188	219,076	—	14,172,239	498,564
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	825,991	37,783	—	14,815,319	498,336
NET ASSETS AT DECEMBER 31, 2014	—	6,336,115	2,904,808	—	20,289,796	498,336
Changes From Operations:
• Net investment income (loss)	25	(15,108)	17,313	47	(57,026)	(41,136)
• Net realized gain (loss) on investments	2	300,171	126	(2)	52,287	(9,328)
• Net change in unrealized appreciation or depreciation on investments	(95)	(432,789)	(255,965)	(281)	(2,073,932)	(273,196)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(68)	(147,726)	(238,526)	(236)	(2,078,671)	(323,660)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,999	371,617	661,194	4,320	5,900,827	2,539,236
• Contract withdrawals and transfers to annuity reserves	—	(500,852)	(220,298)	(34)	(960,968)	(90,306)
• Contract transfers	—	511,301	560,129	52	8,237,119	2,523,531
	1,999	382,066	1,001,025	4,338	13,176,978	4,972,461
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,999	382,066	1,001,025	4,338	13,176,978	4,972,461
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,931	234,340	762,499	4,102	11,098,307	4,648,801
NET ASSETS AT DECEMBER 31, 2015	$1,931	$6,570,455	$3,667,307	$4,102	$31,388,103	$5,147,137

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Wellington Capital Growth Fund Service Class Subaccount	LVIP Wellington Mid-Cap Value Fund Service Class Subaccount	Lord Abbett Series Fund Bond Debenture Portfolio Class VC Subaccount	Lord Abbett Series Fund Developing Growth Portfolio Class VC Subaccount	Lord Abbett Series Fund Fundamental Equity Portfolio Class VC Subaccount	Lord Abbett Series Fund Short Duration Income Portfolio Class VC Subaccount	MFS VIT Core Equity Series Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$3,268,512	$5,200,795	$—	$—	$79,807	$—	$49,218
Changes From Operations:
• Net investment income (loss)	(36,891)	(85,370)	2,782	(43)	(368)	685	(607)
• Net realized gain (loss) on investments	202,862	338,103	1,411	(2)	15,284	(1)	1,944
• Net change in unrealized appreciation or depreciation on investments	148,136	80,705	(4,137)	461	(10,124)	(914)	2,898
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	314,107	333,438	56	416	4,792	(230)	4,235
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	167,768	652,925	60,468	16,148	—	35,895	52
• Contract withdrawals and transfers to annuity reserves	(249,702)	(362,644)	—	—	(2,086)	—	(4,240)
• Contract transfers	(88,188)	124,275	602	(252)	(2,018)	—	—
	(170,122)	414,556	61,070	15,896	(4,104)	35,895	(4,188)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(170,122)	414,556	61,070	15,896	(4,104)	35,895	(4,188)
TOTAL INCREASE (DECREASE) IN NET ASSETS	143,985	747,994	61,126	16,312	688	35,665	47
NET ASSETS AT DECEMBER 31, 2014	3,412,497	5,948,789	61,126	16,312	80,495	35,665	49,265
Changes From Operations:
• Net investment income (loss)	(43,860)	(82,547)	7,356	(562)	179	6,232	105
• Net realized gain (loss) on investments	776,050	432,274	624	790	6,529	(78)	22,252
• Net change in unrealized appreciation or depreciation on investments	(477,258)	(515,470)	(16,405)	(14,282)	(10,093)	(9,604)	(21,415)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	254,932	(165,743)	(8,425)	(14,054)	(3,385)	(3,450)	942
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	380,322	358,264	92,660	76,861	—	21,174	13
• Contract withdrawals and transfers to annuity reserves	(233,898)	(543,153)	(4)	(8)	(2,095)	(3,377)	(1,084)
• Contract transfers	626,007	(429,963)	64,387	18,075	(333)	270,058	(49,136)
	772,431	(614,852)	157,043	94,928	(2,428)	287,855	(50,207)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	772,431	(614,852)	157,043	94,928	(2,428)	287,855	(50,207)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,027,363	(780,595)	148,618	80,874	(5,813)	284,405	(49,265)
NET ASSETS AT DECEMBER 31, 2015	$4,439,860	$5,168,194	$209,744	$97,186	$74,682	$320,070	$—

See accompanying notes.

	MFS VIT Growth Series Initial Class Subaccount	MFS VIT Growth Series Service Class Subaccount	MFS VIT Total Return Series Initial Class Subaccount	MFS VIT Utilities Series Initial Class Subaccount	MFS VIT Utilities Series Service Class Subaccount	MFS VIT II Core Equity Portfolio Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$106,630	$1,236,123	$529,801	$430,117	$14,121,047	$—
Changes From Operations:
• Net investment income (loss)	(1,402)	(18,558)	1,554	2,511	37,020	—
• Net realized gain (loss) on investments	18,219	229,902	49,737	39,736	1,187,384	—
• Net change in unrealized appreciation or depreciation on investments	(9,157)	(141,767)	(16,733)	6,620	215,104	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,660	69,577	34,558	48,867	1,439,508	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,500	179,400	—	—	853,469	—
• Contract withdrawals and transfers to annuity reserves	(1,043)	(237,748)	(79,371)	(57,099)	(1,732,270)	—
• Contract transfers	(20,726)	(135,410)	(57,810)	(2,514)	154,300	—
	(14,269)	(193,758)	(137,181)	(59,613)	(724,501)	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(14,269)	(193,758)	(137,181)	(59,613)	(724,501)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,609)	(124,181)	(102,623)	(10,746)	715,007	—
NET ASSETS AT DECEMBER 31, 2014	100,021	1,111,942	427,178	419,371	14,836,054	—
Changes From Operations:
• Net investment income (loss)	(967)	(19,521)	4,534	10,756	320,479	(713)
• Net realized gain (loss) on investments	27,306	148,446	29,122	36,236	1,192,349	5,045
• Net change in unrealized appreciation or depreciation on investments	(20,790)	(64,652)	(40,289)	(109,690)	(3,778,650)	(7,552)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,549	64,273	(6,633)	(62,698)	(2,265,822)	(3,220)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	581,442	—	—	815,639	15
• Contract withdrawals and transfers to annuity reserves	(33,564)	(71,013)	(49,367)	(22,202)	(2,312,628)	(16,950)
• Contract transfers	(14,705)	(319,991)	(20,363)	(15,480)	484,108	83,549
	(48,269)	190,438	(69,730)	(37,682)	(1,012,881)	66,614
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(48,269)	190,438	(69,730)	(37,682)	(1,012,881)	66,614
TOTAL INCREASE (DECREASE) IN NET ASSETS	(42,720)	254,711	(76,363)	(100,380)	(3,278,703)	63,394
NET ASSETS AT DECEMBER 31, 2015	$57,301	$1,366,653	$350,815	$318,991	$11,557,351	$63,394

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	MFS VIT II International Value Series Service Class Subaccount	NB AMT Mid Cap Intrinsic Value Portfolio I Class Subaccount	Oppenheimer Global Fund/VA Service Shares Subaccount	Oppenheimer International Growth Fund/VA Service Shares Subaccount	Oppenheimer Main Street Small Cap Fund/VA Service Shares Subaccount	PIMCO VIT All Asset All Authority Portfolio Advisor Class Subaccount	PIMCO VIT Commodity RealReturn Strategy Portfolio Advisor Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$3,687,803	$256,078	$—	$—	$—	$3,496,992
Changes From Operations:
• Net investment income (loss)	(2)	(22,137)	(75)	(114)	(37)	3,451	(46,823)
• Net realized gain (loss) on investments	—	268,116	15,877	(2)	31	—	(75,967)
• Net change in unrealized appreciation or depreciation on investments	11	142,038	(12,693)	(677)	1,248	(3,425)	(682,310)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9	388,017	3,109	(793)	1,242	26	(805,100)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	85,983	6,818	29,482	12,510	100,011	629,387
• Contract withdrawals and transfers to annuity reserves	—	(624,626)	(7,111)	—	—	—	(180,229)
• Contract transfers	2,766	(184,395)	(8,450)	17,620	(559)	—	133,735
	2,766	(723,038)	(8,743)	47,102	11,951	100,011	582,893
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,766	(723,038)	(8,743)	47,102	11,951	100,011	582,893
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,775	(335,021)	(5,634)	46,309	13,193	100,037	(222,207)
NET ASSETS AT DECEMBER 31, 2014	2,775	3,352,782	250,444	46,309	13,193	100,037	3,274,785
Changes From Operations:
• Net investment income (loss)	2,743	(28,257)	511	(353)	(193)	2,354	91,382
• Net realized gain (loss) on investments	32,034	209,122	27,361	7,718	4,035	(7,388)	(322,080)
• Net change in unrealized appreciation or depreciation on investments	(17,360)	(463,711)	(18,470)	(11,004)	(8,181)	(15,532)	(791,331)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,417	(282,846)	9,402	(3,639)	(4,339)	(20,566)	(1,022,029)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	435,833	24,719	805	80,120	19,403	81,906	386,137
• Contract withdrawals and transfers to annuity reserves	(16,391)	(393,636)	(34,933)	(690)	(738)	(2,134)	(159,928)
• Contract transfers	60,546	(159,028)	(4,547)	49,586	20,417	(55,633)	331,638
	479,988	(527,945)	(38,675)	129,016	39,082	24,139	557,847
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	479,988	(527,945)	(38,675)	129,016	39,082	24,139	557,847
TOTAL INCREASE (DECREASE) IN NET ASSETS	497,405	(810,791)	(29,273)	125,377	34,743	3,573	(464,182)
NET ASSETS AT DECEMBER 31, 2015	$500,180	$2,541,991	$221,171	$171,686	$47,936	$103,610	$2,810,603

See accompanying notes.

	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Subaccount	PIMCO VIT Unconstrained Bond Portfolio Advisor Class Subaccount	Putnam VT Absolute Return 500 Fund Class IB Subaccount	Putnam VT Global Health Care Fund Class IB Subaccount	Putnam VT Growth & Income Fund Class IB Subaccount	Putnam VT Income Fund Class IB Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$174,609	$26,281	$—
Changes From Operations:
• Net investment income (loss)	656	22	—	(2,810)	(308)	—
• Net realized gain (loss) on investments	1,455	—	—	26,448	460	—
• Net change in unrealized appreciation or depreciation on investments	(5,544)	(171)	—	20,795	1,874	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,433)	(149)	—	44,433	2,026	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	76,757	56,674	—	408	58	—
• Contract withdrawals and transfers to annuity reserves	—	(7)	—	(30,892)	(1,084)	—
• Contract transfers	—	—	—	42,432	(498)	—
	76,757	56,667	—	11,948	(1,524)	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	76,757	56,667	—	11,948	(1,524)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	73,324	56,518	—	56,381	502	—
NET ASSETS AT DECEMBER 31, 2014	73,324	56,518	—	230,990	26,783	—
Changes From Operations:
• Net investment income (loss)	2,643	8,132	(96)	(5,677)	(128)	(459)
• Net realized gain (loss) on investments	(9,714)	989	125	25,006	789	2
• Net change in unrealized appreciation or depreciation on investments	3,808	(20,558)	(256)	(12,662)	(2,843)	(2,297)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,263)	(11,437)	(227)	6,667	(2,182)	(2,754)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	60	344,300	10,542	32,274	40	106,788
• Contract withdrawals and transfers to annuity reserves	(441)	(9,240)	—	(13,205)	(6,287)	(56)
• Contract transfers	(50,203)	683	—	191,697	647	2,608
	(50,584)	335,743	10,542	210,766	(5,600)	109,340
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(50,584)	335,743	10,542	210,766	(5,600)	109,340
TOTAL INCREASE (DECREASE) IN NET ASSETS	(53,847)	324,306	10,315	217,433	(7,782)	106,586
NET ASSETS AT DECEMBER 31, 2015	$19,477	$380,824	$10,315	$448,423	$19,001	$106,586

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Templeton Foreign VIP Fund Class 4 Subaccount	Templeton Global Bond VIP Fund Class 2 Subaccount	Templeton Global Bond VIP Fund Class 4 Subaccount	Templeton Growth VIP Fund Class 2 Subaccount	Transparent Value Directional Allocation VI Portfolio Class II Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$11,218,740	$—	$3,489,164	$—
Changes From Operations:
• Net investment income (loss)	(78)	369,974	(55)	(10,299)	(3)
• Net realized gain (loss) on investments	1	100,846	(1)	94,559	—
• Net change in unrealized appreciation or depreciation on investments	(788)	(457,113)	(571)	(215,402)	(6)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(865)	13,707	(627)	(131,142)	(9)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	33,547	603,991	36,019	16,870	—
• Contract withdrawals and transfers to annuity reserves	—	(1,278,595)	—	(439,262)	—
• Contract transfers	1,849	275,393	2,094	(118,557)	3,953
	35,396	(399,211)	38,113	(540,949)	3,953
Annuity Reserves:
• Annuity Payments	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—
	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	35,396	(399,211)	38,113	(540,949)	3,953
TOTAL INCREASE (DECREASE) IN NET ASSETS	34,531	(385,504)	37,486	(672,091)	3,944
NET ASSETS AT DECEMBER 31, 2014	34,531	10,833,236	37,486	2,817,073	3,944
Changes From Operations:
• Net investment income (loss)	709	613,684	4,741	23,267	(637)
• Net realized gain (loss) on investments	1,123	(69,875)	(254)	43,954	(34)
• Net change in unrealized appreciation or depreciation on investments	(4,304)	(1,142,529)	(18,249)	(267,133)	(2,240)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,472)	(598,720)	(13,762)	(199,912)	(2,911)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	583,104	243,576	7,125	56,345
• Contract withdrawals and transfers to annuity reserves	(3)	(1,388,480)	(1,208)	(289,538)	—
• Contract transfers	1,531	(82,521)	109,050	(38,121)	7,763
	1,528	(887,897)	351,418	(320,534)	64,108
Annuity Reserves:
• Annuity Payments	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—
	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,528	(887,897)	351,418	(320,534)	64,108
TOTAL INCREASE (DECREASE) IN NET ASSETS	(944)	(1,486,617)	337,656	(520,446)	61,197
NET ASSETS AT DECEMBER 31, 2015	$33,587	$9,346,619	$375,142	$2,296,627	$65,141
See accompanying notes.

	UIF Global Infrastructure Portfolio Class II Subaccount	Van Eck VIP Global Hard Assets Fund Class S Subaccount	Virtus VIT Equity Trend Series Class A Subaccount	Virtus VIT Multi-Sector Fixed Income Series Class A Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	(45)	(7)	(23)	726
• Net realized gain (loss) on investments	(1)	—	1,462	—
• Net change in unrealized appreciation or depreciation on investments	(158)	(51)	(1,438)	(1,348)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(204)	(58)	1	(622)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	11,762	10,150	19,632	31,264
• Contract withdrawals and transfers to annuity reserves	—	(70)	—	—
• Contract transfers	718	—	—	—
	12,480	10,080	19,632	31,264
Annuity Reserves:
• Annuity Payments	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—
	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	12,480	10,080	19,632	31,264
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,276	10,022	19,633	30,642
NET ASSETS AT DECEMBER 31, 2014	12,276	10,022	19,633	30,642
Changes From Operations:
• Net investment income (loss)	376	(200)	(173)	3,567
• Net realized gain (loss) on investments	5,808	(121)	(1,071)	(1,072)
• Net change in unrealized appreciation or depreciation on investments	(17,167)	(9,256)	(626)	(6,652)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,983)	(9,577)	(1,870)	(4,157)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	48,973	16,453	7,006	66,760
• Contract withdrawals and transfers to annuity reserves	(562)	(515)	—	(1,449)
• Contract transfers	7,789	5,402	(9,795)	51,261
	56,200	21,340	(2,789)	116,572
Annuity Reserves:
• Annuity Payments	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—
	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	56,200	21,340	(2,789)	116,572
TOTAL INCREASE (DECREASE) IN NET ASSETS	45,217	11,763	(4,659)	112,415
NET ASSETS AT DECEMBER 31, 2015	$57,493	$21,785	$14,974	$143,057

Lincoln New York Account N for Variable Annuities

Notes to financial statements

December 31, 2015

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln New York Separate Account N for Variable Annuities (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on March 4, 2004, are part of the operations of the Company. The Variable Account consists of twenty-nine products as follows:

• Lincoln ChoicePlus
• Lincoln ChoicePlus Access
• Lincoln ChoicePlus II
• Lincoln ChoicePlus II Access
• Lincoln ChoicePlus II Advance
• Lincoln ChoicePlus II Bonus
• Lincoln ChoicePlus Assurance A Share
• Lincoln ChoicePlus Assurance A Share Fee-Based
• Lincoln ChoicePlus Assurance B Share
• Lincoln ChoicePlus Assurance Bonus
• Lincoln ChoicePlus Assurance C Share
• Lincoln ChoicePlus Assurance L Share
• Lincoln ChoicePlus Design 1
• Lincoln ChoicePlus Design 2
• Lincoln ChoicePlus Design 3	• Lincoln ChoicePlus Assurance A Class
• Lincoln ChoicePlus Assurance B Class
• Lincoln ChoicePlus Signature 1
• Lincoln ChoicePlus Signature 2
• Lincoln ChoicePlus Fusion
• Lincoln InvestmentSolutions
• Lincoln ChoicePlus Assurance Series B-Share
• Lincoln ChoicePlus Assurance Series C-Share
• Lincoln ChoicePlus Assurance Series L-Share
• Lincoln ChoicePlus Assurance (Prime)
• Lincoln Investor Advantage B Share
• Lincoln Investor Advantage C Share
• Lincoln Investor Advantage Fee-Based
• Lincoln Investor Advantage RIA

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of three hundred eighty-eight available mutual funds (the Funds) of thirty-five diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class A**

AB VPS Global Thematic Growth Portfolio Class B

AB VPS Growth and Income Portfolio Class A**

AB VPS Growth and Income Portfolio Class B**

AB VPS International Value Portfolio Class A**

AB VPS International Value Portfolio Class B**

AB VPS Large Cap Growth Portfolio Class B

AB VPS Small/Mid Cap Value Portfolio Class A**

AB VPS Small/Mid Cap Value Portfolio Class B

ALPS Variable Investment Trust:

Alps|Alerian Energy Infrastructure Portfolio Class I**

Alps|Alerian Energy Infrastructure Portfolio Class III

Alps|Red Rocks Listed Private Property Equity Portfolio Class I**

Alps|Red Rocks Listed Private Property Equity Portfolio Class III

Alps|Stadion Tactical Defensive Portfolio Class I**

Alps|Stadion Tactical Defensive Portfolio Class III

Alps|Stadion Tactical Growth Portfolio Class I**

Alps|Stadion Tactical Growth Portfolio Class III

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Inflation Protection Fund Class I**

American Century VP Inflation Protection Fund Class II**

American Funds Insurance Series (American Funds):

American Funds Asset Allocation Fund Class 1**

American Funds Asset Allocation Fund Class 4

American Funds Blue Chip Income and Growth Fund Class 1

American Funds Blue Chip Income and Growth Fund Class 4

American Funds Bond Fund Class 1

American Funds Capital Income Builder Fund Class 1

American Funds Capital Income Builder Fund Class 4

American Funds Global Balanced Fund Class 1**

American Funds Global Bond Fund Class 1

American Funds Global Growth Fund Class 1**

American Funds Global Growth Fund Class 2

American Funds Global Growth Fund Class 4

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

American Funds Global Growth and Income Fund Class 1

American Funds Global Small Capitalization Fund Class 1

American Funds Global Small Capitalization Fund Class 2

American Funds Global Small Capitalization Fund Class 4

American Funds Growth Fund Class 1

American Funds Growth Fund Class 2

American Funds Growth Fund Class 4

American Funds Growth-Income Fund Class 1

American Funds Growth-Income Fund Class 2

American Funds Growth-Income Fund Class 4

American Funds High-Income Bond Fund Class 1

American Funds International Fund Class 1

American Funds International Fund Class 2

American Funds International Fund Class 4

American Funds International Growth and Income Fund Class 1

American Funds Managed Risk Asset Allocation Fund Class P1

American Funds Managed Risk Asset Allocation Fund Class P2

American Funds Managed Risk Blue Chip Income and Growth Fund Class P1**

American Funds Managed Risk Growth Fund Class P1**

American Funds Managed Risk Growth-Income Fund Class P1**

American Funds Managed Risk International Fund Class P1**

American Funds Mortgage Fund Class 1**

American Funds Mortgage Fund Class 4

American Funds New World Fund Class 1

American Funds New World Fund Class 4

American Funds U.S. Government/AAA-Rated Securities Fund Class 1**

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Fund Class I

BlackRock Global Allocation V.I. Fund Class III

BlackRock iShares Alternative Strategies V.I. Fund Class I**

BlackRock iShares Alternative Strategies V.I. Fund Class III

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP Diversified Income Series Service Class

Delaware VIP Emerging Markets Series Standard Class**

Delaware VIP Emerging Markets Series Service Class

Delaware VIP High Yield Series Standard Class

Delaware VIP High Yield Series Service Class

Delaware VIP Limited-Term Diversified Income Series Standard Class

Delaware VIP Limited-Term Diversified Income Series Service Class

Delaware VIP REIT Series Standard Class

Delaware VIP REIT Series Service Class

Delaware VIP Small Cap Value Series Standard Class

Delaware VIP Small Cap Value Series Service Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP Smid Cap Growth Series Service Class

Delaware VIP U.S. Growth Series Standard Class**

Delaware VIP U.S. Growth Series Service Class

Delaware VIP Value Series Standard Class

Delaware VIP Value Series Service Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio A

Deutsche Alternative Asset Allocation VIP Portfolio B

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Portfolio A

Deutsche Equity 500 Index VIP Portfolio B**

Deutsche Small Cap Index VIP Portfolio A

Deutsche Small Cap Index VIP Portfolio B**

Eaton Vance Variable Trust (Eaton Vance VT):

Eaton Vance VT Floating-Rate Income Fund Initial Class

Eaton Vance VT Floating-Rate Income Fund Advisor Class**

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Contrafund Portfolio Initial Class**

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Initial Class**

Fidelity VIP Equity-Income Portfolio Service Class 2**

Fidelity VIP Growth Portfolio Initial Class

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Initial Class**

Fidelity VIP Mid Cap Portfolio Service Class 2

Fidelity VIP Overseas Portfolio Initial Class**

Fidelity VIP Overseas Portfolio Service Class 2**

Fidelity VIP Strategic Income Portfolio Initial Class**

Fidelity VIP Strategic Income Portfolio Service Class 2

First Trust Variable Insurance Trust:

First Trust Dorsey Wright Tactical Core Portfolio Class I**

First Trust Multi Income Allocation Portfolio Class I

First Trust Multi Income Allocation Portfolio Class II**

First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I

First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II**

Franklin Templeton Variable Insurance Products Trust:

Franklin Founding Funds Allocation VIP Fund Class 1**

Franklin Founding Funds Allocation VIP Fund Class 4

Franklin Income VIP Fund Class 1**

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Franklin Income VIP Fund Class 2

Franklin Income VIP Fund Class 4

Franklin Mutual Shares VIP Fund Class 1**

Franklin Mutual Shares VIP Fund Class 2

Franklin Mutual Shares VIP Fund Class 4

Franklin Rising Dividends VIP Fund Class 1**

Franklin Rising Dividends VIP Fund Class 4

Franklin Small Cap Value VIP Fund Class 1**

Franklin Small Cap Value VIP Fund Class 4

Franklin Small-Mid Cap Growth VIP Fund Class 1**

Franklin Small-Mid Cap Growth VIP Fund Class 2**

Franklin Small-Mid Cap Growth VIP Fund Class 4

Templeton Foreign VIP Fund Class 1**

Templeton Foreign VIP Fund Class 4

Templeton Global Bond VIP Fund Class 1**

Templeton Global Bond VIP Fund Class 2

Templeton Global Bond VIP Fund Class 4

Templeton Growth VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):

Goldman Sachs VIT Large Cap Value Fund Service Class

Goldman Sachs VIT Money Market Fund Institutional Class**

Goldman Sachs VIT Money Market Fund Service Class

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Class**

Goldman Sachs VIT Strategic Income Fund Advisor Class

Goldman Sachs VIT Strategic Income Fund Institutional Class**

Guggenheim Funds Rydex Variable Trust:

Guggenheim Long Short Equity Fund

Guggenheim Multi-Hedge Strategies Fund

Hartford Series Fund, Inc.:

Hartford Capital Appreciation HLS Fund Class IA**

Hartford Capital Appreciation HLS Fund Class IC

Hunting VA Funds:

Huntington VA Dividend Capture Fund

Invesco Variable Insurance Funds (Invesco V.I.):

Invesco V.I. American Franchise Fund Series I

Invesco V.I. American Franchise Fund Series II

Invesco V.I. Balanced-Risk Allocation Fund Series I**

Invesco V.I. Balanced-Risk Allocation Fund Series II

Invesco V.I. Comstock Fund Series I**

Invesco V.I. Comstock Fund Series II

Invesco V.I. Core Equity Fund Series I

Invesco V.I. Core Equity Fund Series II

Invesco V.I. Diversified Dividend Fund Series I**

Invesco V.I. Diversified Dividend Fund Series II

Invesco V.I. Equally-Weighted S&P 500 Fund Series I**

Invesco V.I. Equally-Weighted S&P 500 Fund Series II

Invesco V.I. Equity and Income Fund Series I**

Invesco V.I. Equity and Income Fund Series II

Invesco V.I. International Growth Fund Series I

Invesco V.I. International Growth Fund Series II

Ivy Funds Variable Insurance Portfolios (Ivy Funds VIP):

Ivy Funds VIP Asset Strategy Portfolio Class A

Ivy Funds VIP Energy Portfolio Class A

Ivy Funds VIP High Income Portfolio Class A

Ivy Funds VIP Micro Cap Growth Portfolio Class A

Ivy Funds VIP Mid Cap Growth Portfolio Class A

Ivy Funds VIP Science and Technology Portfolio Class A

Janus Aspen Series:

Janus Aspen Balanced Portfolio Service Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Global Research Portfolio Service Shares

JPMorgan Insurance Trust:

JPMIT Global Allocation Portfolio Class 1**

JPMIT Global Allocation Portfolio Class 2

JPMIT Income Builder Portfolio Class 1**

JPMIT Income Builder Portfolio Class 2

JPMIT Intrepid Mid Cap Portfolio Class 1**

JPMIT Intrepid Mid Cap Portfolio Class 2

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio Class I**

ClearBridge Variable Aggressive Growth Portfolio Class II

ClearBridge Variable Mid Cap Core Portfolio Class I**

ClearBridge Variable Mid Cap Core Portfolio Class II

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP American Balanced Allocation Fund Standard Class

LVIP American Balanced Allocation Fund Service Class

LVIP American Century VP Mid Cap Value Managed Volatility Fund Standard Class**

LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class

LVIP American Global Balanced Allocation Managed Risk Fund Standard Class

LVIP American Global Balanced Allocation Managed Risk Fund Service Class

LVIP American Global Growth Allocation Managed Risk Fund Standard Class**

LVIP American Global Growth Allocation Managed Risk Fund Service Class

LVIP American Global Growth Fund Service Class II

LVIP American Global Small Capitalization Fund Service Class II

LVIP American Growth Allocation Fund Standard Class**

LVIP American Growth Allocation Fund Service Class

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP American Growth Fund Service Class II

LVIP American Growth-Income Fund Service Class II

LVIP American Income Allocation Fund Standard Class

LVIP American International Fund Service Class II

LVIP American Preservation Fund Standard Class**

LVIP American Preservation Fund Service Class

LVIP AQR Enhanced Global Strategies Fund Standard Class**

LVIP AQR Enhanced Global Strategies Fund Service Class

LVIP Baron Growth Opportunities Fund Standard Class**

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class

LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class

LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class**

LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class**

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Service Class

LVIP BlackRock Multi-Asset Income Fund Standard Class**

LVIP BlackRock Multi-Asset Income Fund Service Class

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class**

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class

LVIP Clarion Global Real Estate Fund Standard Class**

LVIP Clarion Global Real Estate Fund Service Class

LVIP ClearBridge Large Cap Managed Volatility Fund Service Class

LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class

LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Bond Fund Service Class

LVIP Delaware Diversified Floating Rate Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Service Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Foundation Aggressive Allocation Fund Service Class

LVIP Delaware Foundation Conservative Allocation Fund Standard Class**

LVIP Delaware Foundation Conservative Allocation Fund Service Class**

LVIP Delaware Foundation Moderate Allocation Fund Standard Class**

LVIP Delaware Foundation Moderate Allocation Fund Service Class**

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Social Awareness Fund Service Class

LVIP Delaware Special Opportunities Fund Standard Class**

LVIP Delaware Special Opportunities Fund Service Class

LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class**

LVIP Dimensional International Core Equity Managed Volatility Fund Service Class

LVIP Dimensional International Core Equity Fund Standard Class**

LVIP Dimensional International Core Equity Fund Service Class

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class**

LVIP Dimensional U.S. Core Equity 1 Fund Service Class

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class**

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class

LVIP Dimensional U.S. Core Equity 2 Fund Standard Class**

LVIP Dimensional U.S. Core Equity 2 Fund Service Class

LVIP Dimensional/Vanguard Total Bond Fund Standard Class

LVIP Dimensional/Vanguard Total Bond Fund Service Class

LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class

LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class

LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class**

LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Service Class

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Service Class

LVIP Global Income Fund Standard Class**

LVIP Global Income Fund Service Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class**

LVIP Global Moderate Allocation Managed Risk Fund Service Class

LVIP Goldman Sachs Income Builder Fund Standard Class**

LVIP Goldman Sachs Income Builder Fund Service Class**

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class**

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class

LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class

LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class

LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class**

LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class

LVIP JPMorgan High Yield Fund Standard Class**

LVIP JPMorgan High Yield Fund Service Class

LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class

LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class

LVIP Managed Risk Profile 2010 Fund Service Class

LVIP Managed Risk Profile 2020 Fund Service Class

LVIP Managed Risk Profile 2030 Fund Service Class

LVIP Managed Risk Profile 2040 Fund Service Class

LVIP MFS International Growth Fund Standard Class**

LVIP MFS International Growth Fund Service Class

LVIP MFS International Growth Managed Volatility Fund Standard Class**

LVIP MFS International Growth Managed Volatility Fund Service Class

LVIP MFS Value Fund Standard Class**

LVIP MFS Value Fund Service Class

LVIP Mondrian International Value Fund Standard Class

LVIP Mondrian International Value Fund Service Class

LVIP Money Market Fund Standard Class

LVIP Money Market Fund Service Class

LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class**

LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class

LVIP PIMCO Low Duration Bond Fund Standard Class

LVIP PIMCO Low Duration Bond Fund Service Class

LVIP SSgA Bond Index Fund Standard Class

LVIP SSgA Bond Index Fund Service Class

LVIP SSgA Conservative Index Allocation Fund Standard Class**

LVIP SSgA Conservative Index Allocation Fund Service Class

LVIP SSgA Conservative Structured Allocation Fund Standard Class**

LVIP SSgA Conservative Structured Allocation Fund Service Class

LVIP SSgA Developed International 150 Fund Standard Class**

LVIP SSgA Developed International 150 Fund Service Class

LVIP SSgA Emerging Markets 100 Fund Standard Class

LVIP SSgA Emerging Markets 100 Fund Service Class

LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class**

LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class

LVIP SSgA International Index Fund Standard Class**

LVIP SSgA International Index Fund Service Class

LVIP SSgA International Managed Volatility Fund Standard Class**

LVIP SSgA International Managed Volatility Fund Service Class

LVIP SSgA Large Cap 100 Fund Standard Class**

LVIP SSgA Large Cap 100 Fund Service Class

LVIP SSgA Large Cap Managed Volatility Fund Standard Class**

LVIP SSgA Large Cap Managed Volatility Fund Service Class

LVIP SSgA Moderate Index Allocation Fund Standard Class**

LVIP SSgA Moderate Index Allocation Fund Service Class

LVIP SSgA Moderate Structured Allocation Fund Standard Class**

LVIP SSgA Moderate Structured Allocation Fund Service Class

LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class**

LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class

LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class**

LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class

LVIP SSgA S&P 500 Index Fund Standard Class

LVIP SSgA S&P 500 Index Fund Service Class

LVIP SSgA Small-Cap Index Fund Standard Class

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSgA Small-Cap Index Fund Service Class

LVIP SSgA Small-Cap Managed Volatility Fund Standard Class

LVIP SSgA Small-Cap Managed Volatility Fund Service Class

LVIP SSgA Small-Mid Cap 200 Fund Standard Class

LVIP SSgA Small-Mid Cap 200 Fund Service Class

LVIP T. Rowe Price Growth Stock Fund Standard Class**

LVIP T. Rowe Price Growth Stock Fund Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class

LVIP Templeton Growth Managed Volatility Fund Standard Class**

LVIP Templeton Growth Managed Volatility Fund Service Class

LVIP U.S. Growth Allocation Managed Risk Fund Standard Class**

LVIP U.S. Growth Allocation Managed Risk Fund Service Class

LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class

LVIP UBS Large Cap Growth Managed Volatility Fund Service Class

LVIP Vanguard Domestic Equity ETF Fund Standard Class

LVIP Vanguard Domestic Equity ETF Fund Service Class

LVIP Vanguard International Equity ETF Fund Standard Class**

LVIP Vanguard International Equity ETF Fund Service Class

LVIP VIP Contrafund Managed Volatility Portfolio Standard Class

LVIP VIP Contrafund Managed Volatility Portfolio Service Class

LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class**

LVIP VIP Mid Cap Managed Volatility Portfolio Service Class

LVIP Wellington Capital Growth Fund Standard Class**

LVIP Wellington Capital Growth Fund Service Class

LVIP Wellington Mid-Cap Value Fund Standard Class**

LVIP Wellington Mid-Cap Value Fund Service Class

Lord Abbett Securities Trust (Lord Abbett):

Lord Abbett Series Fund Bond Debenture Portfolio Class VC

Lord Abbett Series Fund Developing Growth Portfolio Class VC

Lord Abbett Series Fund Fundamental Equity Portfolio Class VC

Lord Abbett Series Fund Short Duration Income Portfolio Class VC

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Growth Series Initial Class

MFS VIT Growth Series Service Class

MFS VIT Total Return Series Initial Class

MFS VIT Total Return Series Service Class**

MFS VIT Utilities Series Initial Class

MFS VIT Utilities Series Service Class

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II Core Equity Portfolio Service Class

MFS VIT II International Value Series Initial Class**

MFS VIT II International Value Series Service Class

Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):

Morgan Stanley UIF Capital Growth Portfolio Class II**

Neuberger Berman Advisers Management Trust (NB AMT):

NB AMT Mid Cap Growth Portfolio I Class**

NB AMT Mid Cap Intrinsic Value Portfolio I Class

Oppenheimer Variable Account Funds (Oppenheimer):

Oppenheimer Global Fund/VA Service Shares

Oppenheimer International Growth Fund/VA Non-Service Shares**

Oppenheimer International Growth Fund/VA Service Shares

Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares**

Oppenheimer Main Street Small Cap Fund/VA Service Shares

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT All Asset All Authority Portfolio Advisor Class

PIMCO VIT All Asset All Authority Portfolio Institutional Class**

PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class**

PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class

PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class**

PIMCO VIT Emerging Markets Bond Portfolio Advisor Class

PIMCO VIT Emerging Markets Bond Portfolio Institutional Class**

PIMCO VIT Unconstrained Bond Portfolio Advisor Class

PIMCO VIT Unconstrained Bond Portfolio Institutional Class**

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Putnam Variable Trust (Putnam VT):

Putnam VT Absolute Return 500 Fund Class IA**

Putnam VT Absolute Return 500 Fund Class IB

Putnam VT Global Health Care Fund Class IA**

Putnam VT Global Health Care Fund Class IB

Putnam VT Growth & Income Fund Class IB

Putnam VT Income Fund Class IA**

Putnam VT Income Fund Class IB

SEI Insurance Products Trust (SIPT):

SIPT VP Market Growth Strategy Fund Class II**

SIPT VP Market Growth Strategy Fund Class III**

SIPT VP Market Plus Strategy Fund Class II**

SIPT VP Market Plus Strategy Fund Class III**

Transparent Value Trust:

Transparent Value Directional Allocation VI Portfolio Class I**

Transparent Value Directional Allocation VI Portfolio Class II

The Universal Institutional Funds, Inc. (UIF):

UIF Global Infrastructure Portfolio Class I**

UIF Global Infrastructure Portfolio Class II

Van Eck VIP Trust:

Van Eck VIP Global Hard Assets Fund Class S

Van Eck VIP Global Hard Assets Fund Initial Class**

Virtus Variable Insurance Trust (Virtus VIT):

Virtus VIT Equity Trend Series Class A

Virtus VIT Equity Trend Series Class I**

Virtus VIT Multi-Sector Fixed Income Series Class A

Virtus VIT Multi-Sector Fixed Income Series Class I**

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2015

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2015. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2015-07, "Fair Value Measurement (Topic 820) - Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)." ASU No. 2015-07 requires that investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) under "Fair Value Measurements and Disclosures" (Topic 820) be excluded from the fair value hierarchy. ASU No. 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. ASU No. 2015-07 is required to be applied retrospectively to all periods presented beginning in the period of adoption. The Variable Account early adopted ASU No. 2015-07 and adoption did not affect the Variable Account's financial condition, results of operations, or cash flows. In accordance with ASU No. 2015-07, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The

Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 3%, 4%, or 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, or 5%.

Investment Fund Changes: During 2014, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2014, the 2014 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2014:

Alps|Alerian Energy Infrastructure Portfolio Class I	LVIP American Century VP Mid Cap Value RPM Fund Service Class
Alps|Alerian Energy Infrastructure Portfolio Class III	LVIP American Growth Allocation Fund Service Class
Alps|Stadion Tactical Defensive Portfolio Class I	LVIP AQR Enhanced Global Strategies Fund Standard Class
Alps|Stadion Tactical Defensive Portfolio Class III	LVIP AQR Enhanced Global Strategies Fund Service Class
American Funds Asset Allocation Fund Class 4	LVIP BlackRock Multi-Asset Income Fund Standard Class
American Funds Blue Chip Income and Growth Fund Class 4	LVIP BlackRock Multi-Asset Income Fund Service Class
American Funds Capital Income Builder Fund Class 1	LVIP ClearBridge Variable Appreciation RPM Fund Standard Class
American Funds Capital Income Builder Fund Class 4	LVIP ClearBridge Variable Appreciation RPM Fund Service Class
American Funds Global Growth Fund Class 4	LVIP Franklin Mutual Shares RPM Fund Standard Class
American Funds Global Small Capitalization Fund Class 4	LVIP Franklin Mutual Shares RPM Fund Service Class
American Funds Growth Fund Class 4	LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class
American Funds Growth-Income Fund Class 4	LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class
American Funds International Fund Class 4	LVIP Goldman Sachs Income Builder Fund Standard Class
American Funds Mortgage Fund Class 4	LVIP Goldman Sachs Income Builder Fund Service Class
American Funds New World Fund Class 4	LVIP Invesco Diversified Equity Income RPM Fund Standard Class
ClearBridge Variable Aggressive Growth Portfolio Class I	LVIP Invesco Diversified Equity Income RPM Fund Service Class
ClearBridge Variable Aggressive Growth Portfolio Class II	LVIP Invesco V.I. Comstock RPM Fund Standard Class
ClearBridge Variable Mid Cap Core Portfolio Class I	LVIP Invesco V.I. Comstock RPM Fund Service Class
ClearBridge Variable Mid Cap Core Portfolio Class II	LVIP Managed Risk American Balanced Allocation Fund Service Class
Eaton Vance VT Floating-Rate Income Fund Initial Class	LVIP Managed Risk American Growth Allocation Fund Service Class
Eaton Vance VT Floating-Rate Income Fund Advisor Class	LVIP Multi-Manager Global Equity RPM Fund Standard Class
First Trust Multi Income Allocation Portfolio Class I	LVIP Multi-Manager Global Equity RPM Fund Service Class
First Trust Multi Income Allocation Portfolio Class II	LVIP PIMCO Low Duration Bond Fund Standard Class
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	LVIP PIMCO Low Duration Bond Fund Service Class
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	LVIP SSgA International RPM Fund Standard Class
Franklin Founding Funds Allocation VIP Fund Class 1	LVIP SSgA International RPM Fund Service Class
Franklin Founding Funds Allocation VIP Fund Class 4	LVIP VIP Mid Cap RPM Portfolio Standard Class
Franklin Income VIP Fund Class 4	LVIP VIP Mid Cap RPM Portfolio Service Class
Franklin Mutual Shares VIP Fund Class 4	Lord Abbett Series Fund Bond Debenture Portfolio Class VC
Franklin Rising Dividends VIP Fund Class 1	Lord Abbett Series Fund Developing Growth Portfolio Class VC
Franklin Rising Dividends VIP Fund Class 4	Lord Abbett Series Fund Short Duration Income Portfolio Class VC
Franklin Small Cap Value VIP Fund Class 1	MFS VIT II International Value Series Initial Class
Franklin Small Cap Value VIP Fund Class 4	MFS VIT II International Value Series Service Class
Franklin Small-Mid Cap Growth VIP Fund Class 4	Oppenheimer International Growth Fund/VA Non-Service Class
Goldman Sachs VIT Money Market Fund Institutional Class	Oppenheimer International Growth Fund/VA Service Class
Goldman Sachs VIT Money Market Fund Service Class	Oppenheimer Main Street Small Cap Fund/VA Non-Service Class
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	Oppenheimer Main Street Small Cap Fund/VA Service Class
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Class	PIMCO VIT All Asset All Authority Portfolio Advisor Class
Goldman Sachs VIT Strategic Income Fund Advisor Class	PIMCO VIT All Asset All Authority Portfolio Institutional Class
Goldman Sachs VIT Strategic Income Fund Institutional Class	PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class
Guggenheim Long Short Equity Fund	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class
Guggenheim Multi-Hedge Strategies Fund	PIMCO VIT Emerging Markets Bond Portfolio Institutional Class
Hartford Capital Appreciation HLS Fund Class IA	PIMCO VIT Unconstrained Bond Portfolio Advisor Class
Hartford Capital Appreciation HLS Fund Class IC	PIMCO VIT Unconstrained Bond Portfolio Institutional Class
Invesco V.I. Balanced-Risk Allocation Fund Series I	Putnam VT Absolute Return 500 Fund Class IA
Invesco V.I. Balanced-Risk Allocation Fund Series II	Putnam VT Absolute Return 500 Fund Class IB

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Invesco V.I. Comstock Fund Series I	SIPT VP Market Growth Strategy Fund Class II
Invesco V.I. Comstock Fund Series II	SIPT VP Market Growth Strategy Fund Class III
Invesco V.I. Diversified Dividend Fund Series I	SIPT VP Market Plus Strategy Fund Class II
Invesco V.I. Diversified Dividend Fund Series II	SIPT VP Market Plus Strategy Fund Class III
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	Templeton Foreign VIP Fund Class 1
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	Templeton Foreign VIP Fund Class 4
Invesco V.I. Equity and Income Fund Series I	Templeton Global Bond VIP Fund Class 1
Invesco V.I. Equity and Income Fund Series II	Templeton Global Bond VIP Fund Class 4
Ivy Funds VIP Asset Strategy Portfolio Class A	Transparent Value Directional Allocation VI Portfolio Class I
Ivy Funds VIP Energy Portfolio Class A	Transparent Value Directional Allocation VI Portfolio Class II
Ivy Funds VIP High Income Portfolio Class A	UIF Global Infrastructure Portfolio Class I
Ivy Funds VIP Micro Cap Growth Portfolio Class A	UIF Global Infrastructure Portfolio Class II
Ivy Funds VIP Mid Cap Growth Portfolio Class A	Van Eck VIP Global Hard Assets Fund Class S
Ivy Funds VIP Science and Technology Portfolio Class A	Van Eck VIP Global Hard Assets Fund Initial Class
JPMIT Intrepid Mid Cap Portfolio Class 1	Virtus VIT Multi-Sector Fixed Income Series Class A
JPMIT Intrepid Mid Cap Portfolio Class 2	Virtus VIT Multi-Sector Fixed Income Series Class I
LVIP American Balanced Allocation Fund Service Class	Virtus VIT Premium AlphaSector Series Class A
LVIP American Century VP Mid Cap Value RPM Fund Standard Class	Virtus VIT Premium AlphaSector Series Class I

Also during 2014, the following funds changed their names:

Previous Fund Name	New Fund Name
FTVIPT Franklin Income Securities Fund Class 1	Franklin Income VIP Fund Class 1
FTVIPT Franklin Income Securities Fund Class 2	Franklin Income VIP Fund Class 2
FTVIPT Franklin Small-Mid Cap Growth Securities Fund Class 1	Franklin Small-Mid Cap Growth VIP Fund Class 1
FTVIPT Franklin Small-Mid Cap Growth Securities Fund Class 2	Franklin Small-Mid Cap Growth VIP Fund Class 2
FTVIPT Mutual Shares Securities Fund Class 1**	Franklin Mutual Shares VIP Fund Class 1
FTVIPT Mutual Shares Securities Fund Class 2	Franklin Mutual Shares VIP Fund Class 2
FTVIPT Templeton Global Bond Securities Fund Class 2	Templeton Global Bond VIP Fund Class 2
FTVIPT Templeton Growth Securities Fund Class 2	Templeton Growth VIP Fund Class 2

Also during 2014, the DWS Variable Series II (DWS) family of funds changed its name to the Deutsche Variable Series II (Deutsche) and the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

During 2014, the Huntington VA Balanced Fund ceased to be available as an investment option to Variable Account Contract owners.

During 2015, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2015, the 2015 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2015:

Alps|Red Rocks Listed Private Property Equity Portfolio Class I	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class
Alps|Stadion Tactical Growth Portfolio Class I	LVIP ClearBridge Large Cap Managed Volatility Fund Service Class
Alps|Stadion Tactical Growth Portfolio Class III	LVIP Dimensional International Core Equity Fund Standard Class
BlackRock iShares Alternative Strategies V.I. Fund Class I	LVIP Dimensional International Core Equity Fund Service Class
BlackRock iShares Alternative Strategies V.I. Fund Class III	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
Fidelity VIP Strategic Income Portfolio Initial Class	LVIP Dimensional U.S. Core Equity 2 Fund Service Class
Fidelity VIP Strategic Income Portfolio Service Class 2	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
First Trust Dorsey Wright Tactical Core Portfolio Class I	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
JPMIT Global Allocation Portfolio Class 1	Putnam VT Global Health Care Fund Class IA
JPMIT Global Allocation Portfolio Class 2	Putnam VT Income Fund Class IA
JPMIT Income Builder Portfolio Class 1	Putnam VT Income Fund Class IB
JPMIT Income Builder Portfolio Class 2

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A
ABVPSF Global Thematic Growth Portfolio Class B	AB VPS Global Thematic Growth Portfolio Class B
ABVPSF Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class A
ABVPSF Growth and Income Portfolio Class B	AB VPS Growth and Income Portfolio Class B
ABVPSF International Value Portfolio Class A	AB VPS International Value Portfolio Class A
ABVPSF International Value Portfolio Class B	AB VPS International Value Portfolio Class B
ABVPSF Large Cap Growth Portfolio Class B	AB VPS Large Cap Growth Portfolio Class B
ABVPSF Small/Mid Cap Value Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A
ABVPSF Small/Mid Cap Value Portfolio Class B	AB VPS Small/Mid Cap Value Portfolio Class B
LVIP American Century VP Mid Cap Value RPM Fund Standard Class	LVIP American Century VP Mid Cap Value Managed Volatility Fund Standard Class
LVIP American Century VP Mid Cap Value RPM Fund Service Class	LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class
LVIP Managed Risk American Balanced Allocation Fund Standard Class	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
LVIP Managed Risk American Balanced Allocation Fund Service Class	LVIP American Global Balanced Allocation Managed Risk Fund Service Class
LVIP Managed Risk American Growth Allocation Fund Standard Class	LVIP American Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk American Growth Allocation Fund Service Class	LVIP American Global Growth Allocation Managed Risk Fund Service Class
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Emerging Markets RPM Fund Service Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Service Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class
LVIP BlackRock Global Allocation V.I. RPM Fund Standard Class	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class
LVIP BlackRock Global Allocation V.I. RPM Fund Service Class	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class
LVIP ClearBridge Variable Appreciation RPM Fund Standard Class	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class
LVIP ClearBridge Variable Appreciation RPM Fund Service Class	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class
LVIP Dimensional Non-U.S. Equity RPM Fund Standard Class	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
LVIP Dimensional Non-U.S. Equity RPM Fund Service Class	LVIP Dimensional International Core Equity Managed Volatility Fund Service Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Delaware Growth and Income Fund Service Class	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
LVIP Dimensional U.S. Equity RPM Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
LVIP Dimensional U.S. Equity RPM Fund Service Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class
LVIP Franklin Mutual Shares RPM Fund Standard Class	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class
LVIP Franklin Mutual Shares RPM Fund Service Class	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Service Class	LVIP Global Conservative Allocation Managed Risk Fund Service Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Service Class	LVIP Global Growth Allocation Managed Risk Fund Service Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Service Class	LVIP Global Moderate Allocation Managed Risk Fund Service Class
LVIP Invesco Diversified Equity Income RPM Fund Standard Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
LVIP Invesco Diversified Equity Income RPM Fund Service Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
LVIP Invesco V.I. Comstock RPM Fund Standard Class	LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class
LVIP Invesco V.I. Comstock RPM Fund Service Class	LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Service Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Service Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class
LVIP MFS International Growth RPM Fund Standard Class	LVIP MFS International Growth Managed Volatility Fund Standard Class
LVIP MFS International Growth RPM Fund Service Class	LVIP MFS International Growth Managed Volatility Fund Service Class
LVIP Multi-Manager Global Equity RPM Fund Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
LVIP Multi-Manager Global Equity RPM Fund Service Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Service Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class
LVIP SSgA International RPM Fund Standard Class	LVIP SSgA International Managed Volatility Fund Standard Class
LVIP SSgA International RPM Fund Service Class	LVIP SSgA International Managed Volatility Fund Service Class
LVIP SSgA Large Cap RPM Fund Standard Class	LVIP SSgA Large Cap Managed Volatility Fund Standard Class
LVIP SSgA Large Cap RPM Fund Service Class	LVIP SSgA Large Cap Managed Volatility Fund Service Class
LVIP SSgA Small-Cap RPM Fund Standard Class	LVIP SSgA Small-Cap Managed Volatility Fund Standard Class
LVIP SSgA Small-Cap RPM Fund Service Class	LVIP SSgA Small-Cap Managed Volatility Fund Service Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Service Class	LVIP Templeton Growth Managed Volatility Fund Service Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Service Class	LVIP UBS Large Cap Growth Managed Volatility Fund Service Class
LVIP VIP Contrafund RPM Portfolio Standard Class	LVIP VIP Contrafund Managed Volatility Portfolio Standard Class
LVIP VIP Contrafund RPM Portfolio Service Class	LVIP VIP Contrafund Managed Volatility Portfolio Service Class
LVIP VIP Mid Cap RPM Portfolio Standard Class	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
LVIP VIP Mid Cap RPM Portfolio Service Class	LVIP VIP Mid Cap Managed Volatility Portfolio Service Class
LVIP Capital Growth Fund Standard Class	LVIP Wellington Capital Growth Fund Standard Class
LVIP Capital Growth Fund Service Class	LVIP Wellington Capital Growth Fund Service Class
LVIP Mid-Cap Value Fund Standard Class	LVIP Wellington Mid-Cap Value Fund Standard Class
LVIP Mid-Cap Value Fund Service Class	LVIP Wellington Mid-Cap Value Fund Service Class
Virtus VIT Premium AlphaSector Series Class A	Virtus VIT Equity Trend Series Class A
Virtus VIT Premium AlphaSector Series Class I	Virtus VIT Equity Trend Series Class I

Also during 2015, the MFS VIT Core Equity Series Service Class merged into the MFS VIT II Core Equity Portfolio Service Class.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the twenty-nine contract types within the Variable Account:

•  Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis)

•  Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

•  Lincoln ChoicePlus II at a daily rate of .0034247% to .0073973% (1.25% to 2.70% on an annual basis)

•  Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

•  Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis)

•  Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis)

•  Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (0.60% to 2.30% on an annual basis)

•  Lincoln ChoicePlus Assurance A Share Fee-Based at a daily rate of .0016438% to .0058904% (0.60% to 2.15% on an annual basis)

•  Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

•  Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

•  Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

•  Lincoln ChoicePlus Design 1 at a daily rate of .0030137% to .0072603% (1.10% to 2.65% on an annual basis)

•  Lincoln ChoicePlus Design 2 at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

•  Lincoln ChoicePlus Design 3 at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

•  Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

•  Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

•  Lincoln ChoicePlus Signature 1 at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

•  Lincoln ChoicePlus Signature 2 at a daily rate of .0038356% to .0086301% (1.40% to 3.15% on an annual basis)

•  Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis)

•  Lincoln InvestmentSolutions at a daily rate of .0016438% to .0058904% (0.60% to 2.15% on an annual basis)

•  Lincoln ChoicePlus Assurance Series B-Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

•  Lincoln ChoicePlus Assurance Series C-Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

•  Lincoln ChoicePlus Assurance Series L-Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

•  Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

•  Lincoln Investor Advantage B Share at a daily rate of .0026027% to .0041096% (0.95% to 1.50% on an annual basis).

•  Lincoln Investor Advantage C Share at a daily rate of .0026027% to .0045205% (0.95% to 1.65% on an annual basis).

•  Lincoln Investor Advantage Fee-Based at a daily rate of .0004110% to .0019178% (0.15% to 0.70% on an annual basis).

•  Lincoln Investor Advantage RIA at a daily rate of .0006849% to .0021918% (0.25% to 0.80% on an annual basis).

During May, 2013, the fund replacements listed below occurred in certain products. The replacement funds have higher fund expenses than the funds they replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction will last for a period of at least two years. The fund replacements were as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
ABVPSF International Value Class B Portfolio	LVIP Mondrian International Value Service Class Fund	0.02%
American Century VP Inflation Protection Class II Fund	LVIP BlackRock Inflation Protected Bond Service Class Fund	0.06%

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2015 and 2014 were $19,190,000 and $15,165,043, respectively.

For the Lincoln ChoicePlus Assurance A Share, Lincoln ChoicePlus Assurance A Share Fee-Based and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2015 and 2014, sales charges amounted to $24,649 and $98,790, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2015, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class B
	2015		0.80%	2.80%	$5.01	$19.91	137,553	$1,855,572	-0.19%	1.83%	0.00%
	2014		0.80%	2.80%	4.96	19.71	151,544	2,039,647	1.91%	3.97%	0.00%
	2013		0.80%	2.80%	4.81	19.11	144,363	1,833,989	19.53%	21.95%	0.02%
	2012		0.80%	2.80%	3.98	15.79	149,736	1,523,201	10.11%	12.33%	0.00%
	2011		0.80%	2.80%	3.57	14.17	179,285	1,470,750	-25.53%	-24.38%	0.32%
AB VPS Growth and Income Portfolio Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.17%
	2012		0.75%	2.90%	10.11	17.24	436,360	6,090,727	13.89%	16.37%	1.32%
	2011		0.75%	2.90%	8.84	14.94	536,919	6,478,091	3.14%	5.28%	1.11%
AB VPS International Value Portfolio Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.15%
	2012		0.65%	2.90%	6.32	10.48	1,042,035	7,099,576	11.04%	13.46%	1.36%
	2011		0.65%	2.95%	5.69	9.26	1,140,746	6,923,014	-21.67%	-19.96%	4.02%
AB VPS Large Cap Growth Portfolio Class B
	2015		1.40%	1.70%	10.51	24.53	31,214	437,490	8.99%	9.31%	0.00%
	2014		1.40%	1.70%	9.64	22.48	34,472	452,466	11.92%	12.26%	0.00%
	2013		1.40%	1.70%	8.61	20.07	46,398	558,067	34.69%	35.10%	0.00%
	2012		1.40%	1.70%	6.39	14.88	59,389	554,120	14.17%	14.53%	0.03%
	2011		1.40%	1.70%	5.59	13.02	77,039	640,426	-4.90%	-4.62%	0.09%
AB VPS Small/Mid Cap Value Portfolio Class B
	2015		0.65%	2.95%	16.31	34.62	379,010	8,949,365	-8.44%	-6.30%	0.51%
	2014		0.65%	2.95%	17.50	37.31	419,636	10,691,210	5.78%	8.18%	0.45%
	2013		0.65%	2.95%	16.43	34.80	476,268	11,361,231	33.64%	36.74%	0.46%
	2012		0.65%	2.95%	12.06	25.69	412,122	7,271,360	15.08%	17.70%	0.29%
	2011		0.65%	2.90%	10.37	22.03	468,555	7,128,131	-10.93%	-9.21%	0.28%
Alps|Alerian Energy Infrastructure Portfolio Class III
	2015		1.10%	1.65%	6.29	6.30	14,975	93,888	-38.70%	-38.61%	0.79%
	2014	8/27/14	1.10%	1.25%	10.26	10.27	2,553	26,214	-7.72%	-2.08%	0.20%
Alps|Red Rocks Listed Private Property Equity Portfolio Class III
	2015	11/20/15	1.10%	1.10%	9.18	9.18	2,203	20,236	-2.09%	-2.09%	0.09%
Alps|Stadion Tactical Defensive Portfolio Class III
	2015		1.10%	1.25%	9.39	9.39	3,542	33,290	-10.47%	-10.47%	0.10%
	2014	11/10/14	1.25%	1.25%	10.48	10.48	1,654	17,354	0.77%	0.77%	0.00%
Alps|Stadion Tactical Growth Portfolio Class III
	2015	12/17/15	1.25%	1.25%	9.43	9.43	1,321	12,461	-0.36%	-0.36%	0.00%
American Century VP Inflation Protection Fund Class II
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.49%
	2012		0.75%	2.95%	12.24	14.58	1,699,722	23,319,212	4.37%	6.58%	2.39%
	2011		0.75%	2.85%	11.72	13.75	1,915,538	24,940,164	8.61%	10.91%	4.05%
American Funds Asset Allocation Fund Class 4
	2015		1.10%	1.25%	10.32	10.32	165,997	1,711,934	0.04%	0.04%	2.98%
	2014	12/4/14	1.10%	1.10%	10.31	10.31	2,895	29,881	-0.78%	-0.78%	1.44%
American Funds Blue Chip Income and Growth Fund Class 1
	2015	2/19/15	0.60%	1.65%	15.02	15.77	6,457	97,300	-6.06%	-5.10%	2.22%
American Funds Blue Chip Income and Growth Fund Class 4
	2015		1.10%	1.50%	10.45	10.45	43,355	452,944	-4.27%	-4.27%	2.33%
	2014	8/27/14	1.10%	1.10%	10.92	10.92	15,250	166,485	3.28%	3.28%	1.05%
American Funds Bond Fund Class 1
	2015		0.65%	0.65%	11.05	11.05	2,080	22,998	-0.20%	-0.20%	1.96%
	2014	11/7/14	0.65%	0.65%	11.08	11.08	1,875	20,772	0.38%	0.38%	1.83%
American Funds Capital Income Builder Fund Class 1
	2015	4/29/15	0.60%	0.65%	9.74	9.75	2,093	20,423	-6.04%	-5.46%	1.98%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Capital Income Builder Fund Class 4
	2015		1.10%	1.50%	$9.59	$9.59	87,751	$838,270	-2.87%	-2.87%	2.65%
	2014	9/2/14	1.10%	1.10%	9.87	9.87	16,071	158,607	-2.68%	-2.68%	1.11%
American Funds Global Bond Fund Class 1
	2015		0.65%	0.65%	9.99	9.99	1,769	17,681	-4.37%	-4.37%	0.10%
	2014	4/14/14	0.65%	0.65%	10.45	10.45	611	6,389	-2.61%	-2.61%	2.60%
American Funds Global Growth Fund Class 2
	2015		0.75%	2.95%	16.17	24.01	629,504	13,608,615	3.83%	6.14%	1.01%
	2014		0.75%	2.95%	15.22	22.74	668,788	13,835,177	-0.66%	1.55%	1.14%
	2013		0.65%	2.95%	15.03	22.50	739,139	15,237,911	25.42%	28.34%	1.22%
	2012		0.65%	2.95%	12.18	17.64	854,882	13,954,665	19.00%	21.76%	0.84%
	2011		0.65%	2.95%	10.12	14.57	1,078,424	14,686,240	-11.45%	-9.47%	1.30%
American Funds Global Growth Fund Class 4
	2015		1.10%	1.25%	10.83	10.85	32,095	348,179	5.36%	5.52%	1.75%
	2014	11/24/14	1.10%	1.25%	10.27	10.28	3,096	31,838	-1.89%	1.70%	0.84%
American Funds Global Growth and Income Fund Class 1
	2015		0.65%	0.65%	13.55	13.55	3,264	44,226	-1.78%	-1.78%	2.32%
	2014	11/7/14	0.65%	0.65%	13.79	13.79	2,631	36,305	0.85%	0.85%	3.25%
American Funds Global Small Capitalization Fund Class 1
	2015		0.65%	0.65%	20.14	20.14	344	6,934	-0.15%	-0.15%	0.00%
	2014	4/14/14	0.65%	0.65%	20.17	20.17	164	3,317	2.17%	2.17%	0.57%
American Funds Global Small Capitalization Fund Class 2
	2015		0.65%	3.00%	12.98	34.66	439,088	9,399,543	-2.70%	-0.38%	0.00%
	2014		0.65%	3.00%	13.32	35.13	495,088	10,829,947	-0.90%	1.46%	0.12%
	2013		0.65%	3.00%	13.18	34.95	564,393	12,580,733	24.68%	27.45%	0.87%
	2012		0.65%	2.85%	10.39	27.69	621,975	11,286,319	14.86%	17.41%	1.33%
	2011		0.65%	2.85%	8.95	23.81	692,771	11,248,051	-21.42%	-19.67%	1.30%
American Funds Global Small Capitalization Fund Class 4
	2015		1.10%	1.25%	9.98	9.98	19,072	190,064	-1.11%	-1.11%	0.00%
	2014	11/10/14	1.10%	1.10%	10.09	10.09	345	3,486	0.90%	0.90%	0.06%
American Funds Growth Fund Class 1
	2015		0.65%	0.65%	24.66	24.66	847	20,881	6.43%	6.43%	1.07%
	2014	4/14/14	0.65%	0.65%	23.17	23.17	412	9,550	11.36%	11.36%	1.91%
American Funds Growth Fund Class 2
	2015		0.65%	3.15%	14.73	30.17	2,659,543	60,948,444	3.54%	6.16%	0.57%
	2014		0.65%	3.15%	14.17	28.69	3,093,198	67,575,915	5.14%	7.81%	0.74%
	2013		0.65%	3.15%	13.43	26.87	3,771,989	77,802,219	26.07%	29.26%	0.91%
	2012		0.65%	3.15%	10.54	20.98	4,375,203	70,844,749	14.35%	17.13%	0.77%
	2011		0.65%	3.05%	9.09	18.09	5,156,890	72,176,503	-6.97%	-4.90%	0.58%
American Funds Growth Fund Class 4
	2015		1.10%	1.50%	11.27	11.30	106,564	1,203,589	5.26%	5.42%	1.20%
	2014	10/31/14	1.10%	1.25%	10.71	10.72	26,061	279,401	1.25%	2.43%	0.83%
American Funds Growth-Income Fund Class 1
	2015		0.65%	1.65%	23.21	23.21	3,180	65,481	1.06%	1.06%	1.85%
	2014	4/14/14	0.65%	0.65%	22.96	22.96	791	18,165	11.80%	11.80%	2.25%
American Funds Growth-Income Fund Class 2
	2015		0.65%	3.15%	13.94	25.97	3,099,742	61,712,883	-1.69%	0.80%	1.26%
	2014		0.65%	3.15%	14.13	26.01	3,489,626	69,770,129	7.20%	9.92%	1.24%
	2013		0.65%	3.15%	13.13	23.89	4,098,387	75,688,415	29.36%	32.64%	1.32%
	2012		0.65%	3.15%	10.11	18.19	4,789,325	67,763,467	13.95%	16.72%	1.55%
	2011		0.65%	3.05%	9.00	15.73	5,583,881	69,009,673	-4.59%	-2.47%	1.48%
American Funds Growth-Income Fund Class 4
	2015		1.10%	1.50%	10.64	10.67	119,411	1,271,030	-0.05%	0.10%	1.77%
	2014	10/31/14	1.10%	1.25%	10.65	10.66	32,526	346,647	0.28%	0.49%	2.01%
American Funds High-Income Bond Fund Class 1
	2015		0.65%	0.65%	10.71	10.71	916	9,813	-7.55%	-7.55%	7.57%
	2014	4/14/14	0.65%	0.65%	11.59	11.59	417	4,832	-2.13%	-2.13%	9.04%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds International Fund Class 1
	2015		0.60%	1.65%	$15.32	$15.32	5,802	$80,519	-4.87%	-4.87%	2.08%
	2014	11/7/14	0.65%	0.65%	16.10	16.10	1,258	20,266	-1.11%	-1.11%	1.60%
American Funds International Fund Class 2
	2015		0.65%	3.05%	9.95	25.14	1,406,381	24,826,920	-7.39%	-5.14%	1.44%
	2014		0.65%	3.05%	10.74	26.76	1,533,452	28,907,158	-5.57%	-3.28%	1.30%
	2013		0.65%	3.05%	11.37	27.93	1,768,504	35,196,795	17.98%	20.85%	1.32%
	2012		0.65%	3.05%	9.64	23.34	2,014,810	34,001,937	14.37%	17.14%	1.41%
	2011		0.65%	3.05%	9.16	20.11	2,328,671	34,308,332	-16.39%	-14.61%	1.70%
American Funds International Fund Class 4
	2015		1.10%	1.25%	8.95	8.97	63,127	566,104	-5.93%	-5.79%	1.76%
	2014	11/3/14	1.10%	1.25%	9.51	9.52	26,251	249,972	-3.65%	-1.93%	1.35%
American Funds International Growth and Income Fund Class 1
	2015		0.65%	0.65%	10.97	10.97	892	9,782	-5.95%	-5.95%	3.05%
	2014	4/14/14	0.65%	0.65%	11.66	11.66	403	4,706	-4.16%	-4.16%	5.25%
American Funds Managed Risk Asset Allocation Fund Class P1
	2015	10/12/15	0.60%	0.60%	12.43	12.43	540	6,715	0.34%	0.34%	0.75%
American Funds Managed Risk Asset Allocation Fund Class P2
	2015		1.30%	1.55%	11.97	12.06	289,192	3,470,772	-2.59%	-2.35%	1.82%
	2014	9/17/14	1.30%	1.55%	12.29	12.35	11,925	146,949	-0.49%	3.37%	0.08%
American Funds Mortgage Fund Class 4
	2015		1.10%	1.25%	10.19	10.19	2,479	25,217	0.52%	0.52%	1.48%
	2014	12/12/14	1.10%	1.10%	10.14	10.14	491	4,981	-0.44%	-0.44%	0.82%
American Funds New World Fund Class 1
	2015		0.65%	1.65%	9.84	9.84	2,369	22,743	-3.58%	-3.58%	0.92%
	2014	4/14/14	0.65%	0.65%	10.21	10.21	702	7,173	-6.64%	-6.64%	3.56%
American Funds New World Fund Class 4
	2015		1.10%	1.25%	8.65	8.68	37,696	326,989	-4.57%	-4.43%	0.60%
	2014	9/19/14	1.10%	1.25%	9.07	9.08	5,725	51,963	-9.99%	-2.77%	1.33%
BlackRock Global Allocation V.I. Fund Class I
	2015	4/29/15	0.60%	0.65%	15.27	15.33	1,322	20,185	-6.20%	-5.64%	1.46%
BlackRock Global Allocation V.I. Fund Class III
	2015		0.60%	2.95%	11.57	15.03	4,069,601	57,150,772	-3.88%	-1.64%	1.04%
	2014		0.65%	2.95%	12.03	15.29	4,089,426	58,884,936	-1.03%	1.27%	2.27%
	2013		0.65%	2.95%	12.15	15.09	4,032,256	57,752,118	11.09%	13.67%	1.05%
	2012		0.65%	2.95%	10.93	13.28	4,188,108	53,306,946	6.77%	9.25%	1.63%
	2011		0.65%	2.95%	11.47	12.12	3,002,359	35,368,810	-6.35%	-4.36%	3.46%
BlackRock iShares Alternative Strategies V.I. Fund Class III
	2015	6/10/15	1.10%	1.10%	9.39	9.39	671	6,304	-3.83%	-3.83%	4.63%
ClearBridge Variable Aggressive Growth Portfolio Class II
	2015		1.10%	1.25%	10.78	10.81	13,911	150,286	-3.16%	-3.01%	0.12%
	2014	9/19/14	1.10%	1.25%	11.14	11.15	3,962	44,147	0.58%	1.62%	0.00%
ClearBridge Variable Mid Cap Core Portfolio Class II
	2015		0.65%	2.30%	10.59	10.67	71,414	758,557	0.42%	0.87%	0.04%
	2014	6/16/14	1.10%	1.70%	10.54	10.58	66,068	697,171	1.86%	3.25%	0.16%
Delaware VIP Diversified Income Series Standard Class
	2015		0.65%	1.65%	14.45	14.45	5,727	70,159	-1.72%	-1.72%	3.24%
	2014	4/14/14	0.65%	0.65%	14.70	14.70	897	13,192	1.74%	1.74%	0.47%
Delaware VIP Diversified Income Series Service Class
	2015		0.65%	3.20%	9.80	16.42	4,922,560	73,530,214	-4.45%	-1.98%	2.79%
	2014		0.65%	3.20%	10.43	16.85	4,705,731	72,420,325	1.93%	4.30%	1.94%
	2013		0.65%	2.95%	10.22	16.25	3,899,835	58,071,063	-4.29%	-2.06%	2.13%
	2012		0.65%	3.00%	10.68	16.70	3,536,938	54,548,785	3.77%	6.18%	2.97%
	2011		0.65%	2.95%	10.89	15.82	3,337,234	49,236,875	3.17%	5.46%	3.86%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Emerging Markets Series Service Class
	2015		0.75%	3.00%	$7.62	$28.69	1,004,069	$14,521,174	-17.30%	-15.41%	0.58%
	2014		0.65%	3.00%	9.19	34.22	998,479	17,316,487	-10.98%	-8.95%	0.41%
	2013		0.75%	3.00%	10.29	37.92	1,002,371	19,406,908	6.67%	9.04%	1.50%
	2012		0.75%	2.95%	10.13	35.09	1,055,486	18,929,903	10.87%	13.33%	0.75%
	2011		0.75%	2.95%	9.04	31.24	1,039,810	16,687,302	-22.21%	-20.60%	1.57%
Delaware VIP High Yield Series Standard Class
	2015		1.40%	2.35%	14.89	20.18	19,981	389,145	-8.77%	-7.90%	6.92%
	2014		1.40%	2.35%	16.32	21.91	26,770	567,264	-2.60%	-1.67%	7.55%
	2013		1.40%	2.35%	16.76	22.28	37,992	826,165	6.68%	7.70%	6.82%
	2012		1.40%	2.35%	15.95	20.69	35,930	723,989	15.32%	16.19%	8.61%
	2011		1.40%	2.15%	13.83	17.81	36,910	654,742	0.20%	0.96%	8.35%
Delaware VIP High Yield Series Service Class
	2015		0.75%	2.90%	11.11	24.61	398,177	7,483,713	-9.54%	-7.57%	6.80%
	2014		0.75%	2.90%	12.28	26.85	511,722	10,616,688	-3.38%	-1.28%	6.57%
	2013		0.75%	2.90%	12.71	27.43	620,578	13,186,809	5.86%	8.16%	7.20%
	2012		0.75%	2.90%	12.01	25.58	691,486	13,827,142	14.00%	16.48%	8.70%
	2011		0.75%	2.90%	13.07	22.15	835,834	14,546,042	-0.50%	1.56%	8.12%
Delaware VIP Limited-Term Diversified Income Series Standard Class
	2015		0.65%	0.65%	11.51	11.51	998	11,493	0.14%	0.14%	1.70%
	2014	11/7/14	0.65%	0.65%	11.49	11.49	899	10,329	-0.03%	-0.03%	0.26%
Delaware VIP Limited-Term Diversified Income Series Service Class
	2015		0.65%	3.15%	8.98	12.20	3,417,502	38,420,475	-2.49%	-0.02%	1.45%
	2014		0.65%	3.15%	9.21	12.20	3,591,910	40,806,990	-1.70%	0.79%	1.34%
	2013		0.65%	3.15%	9.37	12.11	2,717,810	30,854,743	-4.39%	-1.97%	1.27%
	2012		0.65%	3.15%	10.52	12.35	2,055,629	24,029,694	-0.36%	1.86%	1.43%
	2011		0.65%	2.85%	10.34	12.13	1,834,871	21,274,247	-0.32%	1.89%	1.60%
Delaware VIP REIT Series Standard Class
	2015		1.40%	2.35%	17.32	42.00	15,831	651,445	1.54%	2.30%	1.22%
	2014		1.40%	2.15%	17.06	41.06	16,109	652,100	26.71%	27.66%	1.43%
	2013		1.40%	2.15%	13.46	32.16	22,644	720,354	-0.03%	0.72%	1.56%
	2012		1.40%	2.15%	13.46	31.93	24,486	773,381	14.45%	15.32%	1.59%
	2011		1.40%	2.15%	11.76	27.69	27,514	753,942	8.60%	9.42%	1.54%
Delaware VIP REIT Series Service Class
	2015		0.80%	2.90%	13.49	37.20	506,696	12,001,187	0.56%	2.70%	1.04%
	2014		0.75%	2.90%	13.40	36.44	573,464	13,772,309	25.43%	28.18%	1.13%
	2013		0.75%	2.90%	10.66	28.62	616,526	11,839,293	-0.99%	1.11%	1.31%
	2012		0.80%	2.90%	10.62	28.48	582,359	11,894,019	13.33%	15.68%	1.32%
	2011		0.80%	2.85%	11.15	24.77	613,499	11,310,658	7.67%	9.25%	1.31%
Delaware VIP Small Cap Value Series Standard Class
	2015		1.40%	2.15%	17.14	36.97	17,367	633,034	-8.22%	-7.52%	0.72%
	2014		1.40%	2.15%	18.67	39.98	18,297	720,826	3.61%	4.39%	0.54%
	2013		1.40%	2.15%	18.02	38.30	23,229	878,504	30.67%	31.65%	0.70%
	2012		1.40%	2.15%	13.79	29.09	24,902	715,276	11.48%	12.32%	0.61%
	2011		1.40%	2.15%	12.37	25.90	30,435	779,490	-3.43%	-2.70%	0.51%
Delaware VIP Small Cap Value Series Service Class
	2015		0.65%	2.95%	14.40	35.17	720,580	16,698,250	-9.18%	-7.07%	0.48%
	2014		0.65%	2.95%	15.82	38.23	799,511	20,289,792	2.55%	4.93%	0.34%
	2013		0.65%	2.95%	15.40	36.80	863,284	21,424,576	29.30%	32.18%	0.52%
	2012		0.75%	2.95%	11.89	28.09	989,770	19,164,473	10.39%	12.79%	0.35%
	2011		0.75%	2.90%	11.28	25.13	1,030,517	18,291,497	-4.36%	-2.33%	0.28%
Delaware VIP Smid Cap Growth Series Standard Class
	2015		1.40%	2.35%	20.75	20.75	20,500	426,116	6.04%	6.04%	0.37%
	2014		1.40%	1.40%	19.57	19.57	20,932	409,605	1.71%	1.71%	0.07%
	2013		1.40%	1.40%	19.24	19.24	26,133	502,756	39.36%	39.36%	0.02%
	2012		1.40%	2.35%	13.80	13.80	27,957	386,945	9.48%	9.48%	0.24%
	2011		1.40%	1.40%	12.61	12.61	32,387	408,382	6.63%	6.63%	0.98%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Smid Cap Growth Series Service Class
	2015		0.65%	3.00%	$16.10	$35.38	397,916	$9,990,753	4.14%	6.61%	0.16%
	2014		0.65%	3.00%	15.25	33.50	412,905	9,996,337	-0.17%	2.20%	0.00%
	2013		0.65%	3.00%	15.08	33.09	438,489	10,565,335	36.95%	39.50%	0.00%
	2012		1.05%	2.90%	10.87	23.85	483,625	8,149,892	7.65%	9.44%	0.01%
	2011		0.80%	2.95%	9.98	21.89	369,561	5,919,176	4.92%	6.66%	0.80%
Delaware VIP U.S. Growth Series Service Class
	2015		0.65%	2.90%	16.86	25.32	334,654	6,717,158	2.07%	4.40%	0.36%
	2014		0.65%	2.90%	16.49	24.48	325,792	6,374,780	9.27%	11.76%	0.02%
	2013		0.65%	2.90%	15.06	22.12	320,730	5,670,605	30.60%	33.57%	0.12%
	2012		0.65%	2.90%	11.51	16.72	392,592	5,217,313	12.64%	15.20%	0.00%
	2011		0.65%	2.95%	10.48	14.65	303,313	3,581,425	5.01%	6.81%	0.05%
Delaware VIP Value Series Standard Class
	2015		1.40%	1.40%	23.36	23.36	3,050	71,247	-1.80%	-1.80%	1.87%
	2014		1.40%	2.35%	17.55	23.79	3,751	85,241	11.35%	12.41%	1.87%
	2013		1.40%	2.35%	21.16	21.16	5,414	110,877	31.84%	31.84%	1.93%
	2012		1.40%	1.40%	16.05	16.05	9,134	146,636	13.14%	13.14%	2.21%
	2011		1.40%	1.40%	14.19	14.19	14,451	205,051	8.01%	8.01%	2.00%
Delaware VIP Value Series Service Class
	2015		0.65%	2.90%	14.28	27.47	460,570	9,657,056	-3.48%	-1.38%	1.52%
	2014		0.75%	2.90%	14.77	28.09	495,224	10,779,313	10.45%	12.84%	1.47%
	2013		0.75%	2.95%	13.35	25.11	555,826	10,809,131	29.50%	32.31%	1.57%
	2012		0.80%	2.95%	11.39	19.13	592,198	8,892,453	11.11%	13.52%	2.08%
	2011		0.80%	2.95%	10.07	16.98	611,529	8,361,391	6.24%	8.01%	1.67%
Deutsche Alternative Asset Allocation VIP Portfolio A
	2015	3/12/15	0.65%	0.65%	13.05	13.05	1,188	15,503	-6.64%	-6.64%	0.76%
Deutsche Alternative Asset Allocation VIP Portfolio B
	2015		1.10%	2.95%	9.56	12.46	322,842	3,888,961	-9.26%	-7.56%	2.65%
	2014		0.80%	2.95%	10.53	13.44	283,418	3,702,367	0.24%	2.41%	1.57%
	2013		0.80%	2.95%	10.50	13.17	237,298	3,044,746	-2.18%	-0.40%	1.49%
	2012		1.15%	2.95%	10.73	13.17	220,010	2,841,818	6.18%	8.01%	3.14%
	2011		1.25%	2.95%	11.71	12.20	166,944	2,001,584	-5.79%	-4.32%	1.48%
Deutsche Equity 500 Index VIP Portfolio A
	2015		1.25%	2.40%	14.02	24.88	70,301	1,456,334	-1.27%	-0.13%	1.67%
	2014		1.25%	2.40%	14.10	25.00	79,175	1,643,625	10.76%	11.98%	1.94%
	2013		1.25%	2.35%	12.64	22.40	95,662	1,836,928	28.86%	30.29%	2.07%
	2012		1.25%	2.60%	9.74	17.25	144,606	1,994,170	12.73%	14.26%	1.85%
	2011		1.25%	2.60%	8.56	15.15	180,809	2,159,617	-0.53%	0.57%	1.70%
Deutsche Equity 500 Index VIP Portfolio B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.59%
	2012		1.25%	2.75%	10.26	15.77	142,803	2,055,418	12.29%	13.99%	1.57%
	2011		1.25%	2.75%	9.89	13.84	191,715	2,459,260	-1.01%	0.24%	1.47%
Deutsche Small Cap Index VIP Portfolio A
	2015		1.25%	1.85%	24.90	30.24	11,994	336,467	-6.31%	-5.78%	1.05%
	2014		1.25%	1.85%	27.08	32.21	13,744	407,046	2.98%	3.44%	0.97%
	2013		1.25%	2.35%	16.65	31.24	16,731	477,482	35.40%	36.92%	1.74%
	2012		1.25%	2.35%	12.30	22.90	22,473	471,052	13.56%	14.81%	0.99%
	2011		1.25%	2.35%	10.83	20.02	30,046	553,928	-6.64%	-5.60%	0.90%
Deutsche Small Cap Index VIP Portfolio B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.48%
	2012		1.25%	2.55%	11.88	19.44	80,565	1,370,785	12.96%	14.44%	0.64%
	2011		1.25%	2.55%	10.52	17.00	97,646	1,468,329	-6.98%	-5.76%	0.61%
Eaton Vance VT Floating-Rate Income Fund Initial Class
	2015		1.10%	1.50%	9.70	9.70	35,310	341,378	-2.08%	-2.08%	3.32%
	2014	11/24/14	1.10%	1.10%	9.91	9.91	500	4,956	-0.95%	-0.95%	0.34%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Contrafund Portfolio Service Class 2
	2015		0.65%	3.15%	$14.68	$27.93	2,092,948	$45,219,781	-2.70%	-0.24%	0.80%
	2014		0.65%	3.15%	15.03	28.16	2,152,326	47,060,692	8.30%	10.93%	0.73%
	2013		0.65%	3.05%	13.83	25.54	2,413,992	48,323,888	27.02%	30.10%	0.81%
	2012		0.65%	3.05%	11.27	19.75	2,735,039	42,635,414	12.66%	15.39%	1.11%
	2011		0.65%	3.05%	9.95	17.22	2,896,162	39,661,867	-5.52%	-3.41%	0.81%
Fidelity VIP Equity-Income Portfolio Initial Class
	2012		1.40%	1.40%	13.78	13.78	36,795	507,118	15.68%	15.68%	3.01%
	2011		1.40%	2.35%	9.76	11.91	46,745	555,101	-1.38%	-0.43%	2.49%
Fidelity VIP Equity-Income Portfolio Service Class 2
	2012		1.25%	2.80%	10.51	17.12	107,592	1,694,468	13.82%	15.60%	2.78%
	2011		1.25%	2.80%	9.21	14.86	122,060	1,677,157	-1.83%	-0.60%	2.10%
Fidelity VIP Growth Portfolio Initial Class
	2015		1.40%	1.40%	13.57	13.57	18,138	246,112	5.68%	5.68%	0.26%
	2014		1.40%	1.40%	12.84	12.84	18,354	235,647	9.75%	9.75%	0.19%
	2013		1.40%	1.40%	11.70	11.70	18,433	215,636	34.44%	34.44%	0.29%
	2012		1.40%	1.40%	8.70	8.70	19,404	168,843	13.10%	13.10%	0.49%
	2011		1.40%	1.40%	7.69	7.69	25,067	192,865	-1.19%	-1.19%	0.35%
Fidelity VIP Growth Portfolio Service Class 2
	2015		1.10%	2.90%	11.19	25.08	412,147	7,652,803	3.85%	5.73%	0.03%
	2014		0.75%	2.90%	10.64	23.84	498,360	8,279,601	7.84%	10.18%	0.00%
	2013		0.75%	2.90%	9.74	21.82	455,627	7,020,458	32.11%	34.98%	0.05%
	2012		0.75%	2.90%	7.28	16.30	363,473	4,484,156	11.36%	13.54%	0.40%
	2011		0.75%	2.70%	6.47	14.48	305,798	3,317,526	-2.55%	-0.78%	0.14%
Fidelity VIP Mid Cap Portfolio Service Class 2
	2015		0.65%	3.05%	12.80	20.83	1,617,121	31,915,443	-4.59%	-2.27%	0.24%
	2014		0.65%	3.05%	13.41	21.44	1,720,529	35,144,155	2.85%	5.34%	0.02%
	2013		0.65%	3.05%	13.04	20.47	1,842,450	36,101,128	31.80%	34.99%	0.28%
	2012		0.65%	3.05%	9.89	15.26	1,943,130	28,477,247	11.12%	13.82%	0.40%
	2011		0.65%	3.05%	10.80	13.49	1,793,158	23,363,282	-13.32%	-11.43%	0.02%
Fidelity VIP Overseas Portfolio Initial Class
	2012		1.40%	1.40%	10.68	10.68	7,260	77,573	19.07%	19.07%	1.92%
	2011		1.40%	1.40%	8.97	8.97	8,754	78,555	-18.32%	-18.32%	1.36%
Fidelity VIP Overseas Portfolio Service Class 2
	2012		1.15%	2.60%	9.31	18.72	226,595	3,389,951	17.29%	19.00%	1.66%
	2011		1.15%	2.60%	7.86	15.75	256,401	3,216,234	-19.38%	-18.29%	1.00%
Fidelity VIP Strategic Income Portfolio Service Class 2
	2015	6/23/15	1.10%	1.25%	9.47	9.48	9,374	88,836	-4.14%	-2.53%	5.10%
First Trust Multi Income Allocation Portfolio Class I
	2015		1.10%	1.10%	9.89	9.89	6,755	66,811	-4.28%	-4.28%	8.96%
	2014	11/10/14	1.10%	1.10%	10.33	10.33	581	6,011	0.20%	0.20%	0.65%
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I
	2015		1.10%	1.25%	10.50	10.50	59,303	622,847	-1.01%	-1.01%	3.03%
	2014	12/5/14	1.10%	1.10%	10.61	10.61	22,435	238,031	0.24%	0.24%	0.00%
Franklin Founding Funds Allocation VIP Fund Class 4
	2015		1.10%	1.10%	9.02	9.02	48,040	433,305	-7.27%	-7.27%	3.09%
	2014	12/5/14	1.10%	1.10%	9.73	9.73	24,490	238,196	-1.39%	-1.39%	0.00%
Franklin Income VIP Fund Class 2
	2015		0.65%	3.15%	11.11	15.07	2,208,242	30,347,374	-9.94%	-7.66%	4.59%
	2014		0.65%	3.15%	12.33	16.70	2,191,663	32,883,928	1.37%	3.94%	4.92%
	2013		0.65%	3.15%	12.16	16.44	2,023,784	29,468,648	10.41%	13.20%	6.21%
	2012		0.65%	3.15%	12.08	14.86	2,061,739	26,804,173	9.38%	11.92%	6.74%
	2011		0.65%	2.95%	11.03	12.07	2,116,041	24,843,072	-0.49%	1.72%	5.75%
Franklin Income VIP Fund Class 4
	2015		1.10%	1.50%	8.93	8.95	61,893	552,612	-8.30%	-8.16%	4.43%
	2014	9/2/14	1.10%	1.25%	9.74	9.75	31,516	307,069	-4.85%	1.10%	0.00%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin Mutual Shares VIP Fund Class 2
	2015		0.65%	2.95%	$11.42	$16.56	1,333,364	$17,488,905	-7.70%	-5.55%	3.05%
	2014		0.65%	2.95%	12.35	17.94	1,441,057	20,190,849	4.01%	6.43%	1.96%
	2013		0.65%	2.95%	11.85	17.25	1,673,204	22,234,982	24.53%	27.43%	2.06%
	2012		0.65%	2.95%	9.50	12.03	1,927,560	20,275,509	10.98%	13.50%	2.05%
	2011		0.65%	2.95%	8.78	10.61	2,052,964	19,162,940	-3.78%	-1.68%	2.40%
Franklin Mutual Shares VIP Fund Class 4
	2015		1.10%	1.65%	9.52	9.54	42,685	406,208	-6.23%	-6.09%	4.55%
	2014	10/1/14	1.10%	1.25%	10.15	10.16	837	8,511	1.88%	2.06%	0.00%
Franklin Rising Dividends VIP Fund Class 4
	2015		1.10%	1.25%	10.02	10.05	33,266	334,143	-4.95%	-4.80%	1.46%
	2014	10/17/14	1.10%	1.25%	10.54	10.55	6,113	64,505	1.25%	9.29%	0.00%
Franklin Small Cap Value VIP Fund Class 4
	2015		1.10%	1.65%	8.99	9.01	5,796	52,086	-8.66%	-8.53%	0.54%
	2014	11/3/14	1.10%	1.25%	9.84	9.85	930	9,158	0.50%	1.51%	0.00%
Franklin Small-Mid Cap Growth VIP Fund Class 2
	2012		0.65%	2.95%	8.59	21.19	462,448	6,820,932	7.79%	10.14%	0.00%
	2011		0.65%	2.80%	7.88	19.42	567,271	7,748,218	-7.46%	-5.45%	0.00%
Franklin Small-Mid Cap Growth VIP Fund Class 4
	2015		1.10%	1.50%	10.31	10.31	10,971	112,845	-3.84%	-3.84%	0.00%
	2014	8/27/14	1.10%	1.10%	10.72	10.72	1,845	19,794	0.25%	0.25%	0.00%
Goldman Sachs VIT Large Cap Value Fund Service Class
	2015		0.65%	2.45%	16.56	20.44	78,768	1,495,816	-6.90%	-5.20%	1.20%
	2014		0.65%	2.45%	17.49	21.56	80,613	1,626,329	9.89%	11.88%	1.10%
	2013		0.65%	2.45%	15.66	19.27	93,563	1,687,114	30.04%	32.07%	0.93%
	2012		0.65%	2.20%	11.87	14.59	110,212	1,512,678	16.24%	18.05%	1.10%
	2011		0.65%	2.20%	10.07	12.36	125,830	1,468,542	-9.29%	-7.87%	1.31%
Goldman Sachs VIT Money Market Fund Service Class
	2015		1.10%	1.25%	9.80	9.82	33,315	326,687	-1.24%	-1.09%	0.01%
	2014	11/24/14	1.10%	1.25%	9.92	9.93	56,303	558,597	-0.11%	-0.10%	0.00%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class
	2015		1.10%	1.25%	9.15	9.18	17,183	157,684	-6.07%	-5.93%	2.23%
	2014	11/10/14	1.10%	1.25%	9.75	9.76	11,670	113,859	-1.03%	1.09%	3.92%
Goldman Sachs VIT Strategic Income Fund Advisor Class
	2015		1.10%	1.25%	9.47	9.50	5,751	54,595	-3.47%	-3.32%	2.58%
	2014	10/17/14	1.10%	1.25%	9.81	9.82	2,264	22,242	-0.56%	0.79%	2.54%
Guggenheim Long Short Equity Fund
	2015		1.10%	1.25%	10.52	10.52	20,349	214,154	0.15%	0.15%	0.00%
	2014	10/17/14	1.10%	1.10%	10.51	10.51	11,719	123,160	9.27%	9.27%	0.00%
Guggenheim Multi-Hedge Strategies Fund
	2015		1.10%	1.25%	10.42	10.45	9,240	96,481	0.58%	0.74%	0.80%
	2014	9/2/14	1.10%	1.25%	10.36	10.37	2,942	30,503	2.56%	3.65%	0.00%
Hartford Capital Appreciation HLS Fund Class IC
	2015		1.10%	1.25%	10.35	10.37	20,718	214,848	-0.72%	-0.58%	1.13%
	2014	11/10/14	1.10%	1.25%	10.42	10.43	4,225	44,067	-1.71%	0.24%	1.02%
Huntington VA Balanced Fund
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	4.14%
	2013		1.40%	1.40%	11.89	11.89	427	5,093	13.56%	13.56%	1.96%
	2012	1/9/12	1.40%	1.40%	10.47	10.47	455	4,778	7.07%	7.07%	1.65%
Huntington VA Dividend Capture Fund
	2015		1.40%	1.40%	13.26	13.26	2,050	27,198	-4.41%	-4.41%	4.17%
	2014		1.40%	1.40%	13.87	13.87	3,546	49,184	8.63%	8.63%	5.12%
	2013		1.40%	1.40%	12.77	12.77	3,661	46,736	18.30%	18.30%	3.06%
	2012	1/23/12	1.40%	1.40%	10.79	10.79	3,879	41,864	5.81%	5.81%	4.95%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. American Franchise Fund Series I
	2015		1.40%	2.60%	$6.38	$17.53	12,409	$108,373	2.31%	3.55%	0.00%
	2014		1.40%	2.60%	6.18	17.05	16,049	133,550	5.66%	6.93%	0.04%
	2013		1.40%	2.60%	5.79	16.05	22,782	170,235	36.54%	38.19%	0.43%
	2012	4/27/12	1.40%	2.60%	4.20	11.70	24,460	133,782	-4.20%	-3.42%	0.00%
Invesco V.I. American Franchise Fund Series II
	2015		1.70%	1.70%	14.21	14.21	1,511	21,481	2.99%	2.99%	0.00%
	2014		1.40%	1.70%	13.79	14.36	1,589	21,955	6.35%	6.71%	0.00%
	2013		1.40%	1.70%	12.97	13.46	1,866	24,296	37.45%	37.87%	0.16%
	2012	4/27/12	1.40%	1.70%	9.44	13.09	5,736	59,052	-3.80%	-3.60%	0.00%
Invesco V.I. Balanced-Risk Allocation Fund Series II
	2015		1.10%	1.65%	9.63	9.63	29,597	283,639	-5.45%	-5.45%	4.25%
	2014	12/19/14	1.10%	1.10%	10.18	10.18	9,836	100,141	0.13%	0.13%	0.00%
Invesco V.I. Capital Appreciation Fund Series I
	2011		1.40%	2.60%	3.79	10.61	27,990	137,286	-9.83%	-9.19%	0.15%
Invesco V.I. Capital Appreciation Fund Series II
	2011		1.40%	1.70%	8.55	11.85	6,580	60,748	-9.66%	-9.39%	0.00%
Invesco V.I. Comstock Fund Series II
	2015		1.10%	1.25%	9.75	9.75	5,350	52,236	-7.35%	-7.35%	2.98%
	2014	9/19/14	1.25%	1.25%	10.52	10.52	861	9,058	-0.71%	-0.71%	1.08%
Invesco V.I. Core Equity Fund Series I
	2015		1.40%	2.35%	10.36	11.37	13,085	150,108	-7.31%	-7.08%	1.11%
	2014		1.40%	1.65%	11.17	12.23	14,988	181,629	6.38%	6.64%	0.83%
	2013		1.40%	1.65%	10.50	11.47	19,672	222,136	27.14%	27.45%	1.29%
	2012		1.40%	1.65%	8.26	9.00	25,187	224,007	12.02%	12.30%	0.81%
	2011		1.40%	1.65%	7.38	8.02	48,973	382,029	-1.70%	-1.45%	0.95%
Invesco V.I. Core Equity Fund Series II
	2015		1.40%	1.40%	16.05	16.05	53	854	-7.31%	-7.31%	0.85%
	2014		1.40%	1.40%	17.31	17.31	99	1,712	6.30%	6.30%	0.71%
	2013		1.40%	1.40%	16.29	16.29	99	1,608	27.15%	27.15%	0.93%
	2012		1.40%	1.60%	12.81	16.78	731	10,565	11.82%	12.04%	0.92%
	2011		1.40%	1.60%	11.43	15.01	629	8,279	-1.88%	-1.68%	0.83%
Invesco V.I. Diversified Dividend Fund Series II
	2015		1.10%	1.25%	10.61	10.64	11,468	121,863	0.55%	0.71%	1.96%
	2014	11/10/14	1.10%	1.25%	10.56	10.57	1,538	16,235	-1.62%	1.72%	0.00%
Invesco V.I. Equally-Weighted S&P 500 Fund Series II
	2015		1.10%	1.25%	10.38	10.41	58,004	602,485	-4.13%	-3.99%	1.91%
	2014	11/25/14	1.10%	1.25%	10.83	10.84	3,999	43,356	-0.01%	2.35%	0.00%
Invesco V.I. Equity and Income Fund Series II
	2015	3/24/15	1.10%	1.25%	10.10	10.12	43,552	440,605	-4.28%	-4.22%	3.34%
Invesco V.I. International Growth Fund Series I
	2015		1.40%	1.40%	14.90	14.90	4,099	61,080	-3.70%	-3.70%	1.42%
	2014		1.40%	1.40%	15.47	15.47	4,413	68,279	-1.06%	-1.06%	1.55%
	2013		1.40%	1.40%	15.64	15.64	5,363	83,862	17.36%	17.36%	1.31%
	2012		1.40%	1.40%	13.33	13.33	8,988	119,769	13.93%	13.93%	1.48%
	2011		1.40%	1.40%	11.70	11.70	9,374	109,643	-8.04%	-8.04%	1.54%
Invesco V.I. International Growth Fund Series II
	2015		1.10%	2.55%	9.26	26.27	67,544	863,972	-4.45%	-3.68%	1.63%
	2014		1.10%	1.90%	23.47	27.41	13,318	203,297	-1.55%	-1.30%	1.52%
	2013		1.40%	1.65%	23.78	27.83	2,433	60,278	16.78%	17.07%	1.06%
	2012		1.40%	1.70%	19.63	23.82	2,935	61,999	13.32%	13.66%	0.71%
	2011		1.40%	1.70%	17.32	21.00	10,202	199,478	-8.56%	-8.29%	1.16%
Ivy Funds VIP Asset Strategy Portfolio Class A
	2015		1.10%	1.50%	8.81	8.84	47,423	418,040	-9.49%	-9.35%	0.33%
	2014	9/2/14	1.10%	1.25%	9.74	9.75	24,810	241,818	-4.40%	0.66%	0.00%
Ivy Funds VIP Energy Portfolio Class A
	2015		1.10%	1.10%	6.25	6.25	1,733	10,828	-22.98%	-22.98%	0.03%
	2014	12/4/14	1.10%	1.10%	8.11	8.11	299	2,428	-1.95%	-1.95%	0.00%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Ivy Funds VIP High Income Portfolio Class A
	2015		1.10%	1.25%	$8.99	$9.01	19,497	$175,661	-7.67%	-7.53%	5.44%
	2014	9/19/14	1.10%	1.25%	9.74	9.75	2,411	23,490	-3.14%	-1.90%	0.00%
Ivy Funds VIP Micro Cap Growth Portfolio Class A
	2015		1.10%	1.50%	9.53	9.53	634	6,018	-10.19%	-10.19%	0.00%
	2014	8/27/14	1.10%	1.10%	10.62	10.62	493	5,248	4.58%	4.58%	0.00%
Ivy Funds VIP Mid Cap Growth Portfolio Class A
	2015		0.65%	1.25%	9.96	9.96	13,789	137,237	-6.81%	-6.81%	0.00%
	2014	10/17/14	1.10%	1.10%	10.68	10.68	1,469	15,704	9.99%	9.99%	0.00%
Ivy Funds VIP Science and Technology Portfolio Class A
	2015		1.10%	1.65%	10.08	10.08	16,009	161,240	-3.94%	-3.94%	0.00%
	2014	11/17/14	1.10%	1.10%	10.49	10.49	3,902	40,961	2.21%	2.21%	0.00%
Janus Aspen Balanced Portfolio Service Shares
	2015		1.35%	1.70%	21.57	22.66	30,992	683,352	-1.28%	-0.92%	1.34%
	2014		1.35%	1.70%	21.85	22.93	37,872	845,988	6.41%	6.78%	1.54%
	2013		1.35%	1.70%	20.53	21.52	42,585	894,479	17.78%	18.20%	1.34%
	2012		1.35%	1.70%	17.43	18.26	37,595	668,214	11.46%	11.86%	2.53%
	2011		1.35%	1.70%	15.64	16.36	39,014	622,262	-0.35%	-0.01%	2.16%
Janus Aspen Enterprise Portfolio Service Shares
	2015		1.25%	1.70%	29.12	37.54	11,257	392,690	2.02%	2.49%	0.51%
	2014		1.25%	1.70%	28.54	36.76	12,587	428,513	10.35%	10.85%	0.04%
	2013		1.25%	1.70%	25.87	33.28	16,497	496,809	29.81%	30.40%	0.37%
	2012		1.25%	1.70%	19.93	25.61	18,234	419,296	15.02%	15.54%	0.00%
	2011		1.25%	1.70%	17.32	22.25	27,036	542,131	-3.31%	-2.87%	0.00%
Janus Aspen Global Research Portfolio Service Shares
	2015		1.50%	1.70%	17.55	17.55	782	13,132	-3.98%	-3.98%	0.56%
	2014		1.50%	1.50%	18.28	18.28	587	10,726	5.59%	5.59%	0.87%
	2013		1.40%	1.50%	14.72	17.31	757	12,648	26.17%	26.32%	1.24%
	2012		1.40%	1.50%	11.66	13.72	723	9,644	18.08%	18.19%	0.78%
	2011		1.40%	1.60%	9.86	11.85	984	11,247	-15.36%	-15.18%	0.44%
JPMIT Global Allocation Portfolio Class 2
	2015	8/3/15	1.10%	2.30%	9.38	9.45	3,525	33,195	-6.03%	-2.06%	4.09%
JPMIT Income Builder Portfolio Class 2
	2015	12/17/15	1.10%	1.10%	9.56	9.56	150	1,435	0.43%	0.43%	2.59%
JPMIT Intrepid Mid Cap Portfolio Class 2
	2015		1.10%	1.25%	10.24	10.27	17,046	174,916	-7.28%	-7.15%	0.34%
	2014	9/19/14	1.10%	1.25%	11.05	11.06	2,101	23,227	4.58%	9.27%	0.00%
LVIP American Balanced Allocation Fund Standard Class
	2015	6/22/15	0.65%	0.65%	12.56	12.56	513	6,445	-5.25%	-5.25%	2.92%
LVIP American Balanced Allocation Fund Service Class
	2015	1/8/15	1.10%	1.25%	9.94	9.96	106,980	1,065,931	-2.17%	-0.96%	4.70%
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class
	2015		0.65%	3.20%	10.22	10.75	1,049,107	11,070,758	-7.26%	-4.86%	1.94%
	2014	1/14/14	0.65%	3.20%	11.02	11.30	366,483	4,101,889	-0.10%	15.68%	0.68%
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
	2015	10/12/15	0.60%	0.60%	11.78	11.78	562	6,627	-1.34%	-1.34%	3.53%
LVIP American Global Balanced Allocation Managed Risk Fund Service Class
	2015		1.30%	2.35%	9.56	9.70	208,658	2,018,360	-4.72%	-3.71%	4.56%
	2014	8/25/14	1.30%	2.35%	10.03	10.07	24,932	250,730	-0.97%	1.12%	4.13%
LVIP American Global Growth Allocation Managed Risk Fund Service Class
	2015		1.30%	2.35%	9.43	9.46	887,847	8,383,419	-4.98%	-4.74%	4.95%
	2014	8/21/14	1.30%	1.55%	9.92	9.93	195,078	1,936,787	-2.47%	-1.71%	3.07%
LVIP American Global Growth Fund Service Class II
	2015		0.65%	2.90%	15.76	18.01	261,458	4,613,685	3.68%	5.25%	1.65%
	2014		1.25%	2.75%	15.19	17.11	211,060	3,540,970	-0.89%	0.60%	0.97%
	2013		1.25%	2.75%	15.31	17.01	172,937	2,898,684	25.20%	27.09%	0.93%
	2012		1.25%	2.75%	12.22	13.38	152,239	2,014,038	18.86%	20.59%	0.99%
	2011		1.25%	2.70%	10.99	11.09	127,945	1,409,213	-10.97%	-10.43%	0.09%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Global Small Capitalization Fund Service Class II
	2015		0.65%	2.95%	$13.44	$15.25	204,891	$2,968,218	-3.05%	-0.81%	0.21%
	2014		0.65%	2.95%	13.87	15.03	218,443	3,217,157	-1.27%	0.53%	0.00%
	2013		1.15%	2.95%	14.04	14.95	187,872	2,763,850	24.07%	26.33%	0.22%
	2012		1.15%	2.95%	11.39	11.84	216,047	2,527,942	14.62%	16.40%	1.04%
	2011		1.15%	2.70%	10.06	10.15	138,964	1,404,041	-21.00%	-20.52%	0.90%
LVIP American Growth Allocation Fund Service Class
	2015		1.10%	1.10%	9.95	9.95	23,354	232,283	-2.31%	-2.31%	3.13%
	2014	10/13/14	1.10%	1.10%	10.18	10.18	3,934	40,059	4.52%	4.52%	2.08%
LVIP American Growth Fund Service Class II
	2015		0.65%	2.95%	17.35	20.28	706,975	13,545,640	3.37%	5.78%	0.27%
	2014		0.65%	2.95%	16.78	18.67	674,468	12,319,618	4.99%	6.79%	1.01%
	2013		1.25%	2.95%	15.97	17.48	612,680	10,509,554	25.89%	28.05%	0.62%
	2012		1.25%	2.95%	12.68	13.65	569,028	7,657,989	14.04%	15.99%	0.24%
	2011		1.25%	2.95%	11.65	11.76	331,443	3,874,337	-6.47%	-5.91%	0.06%
LVIP American Growth-Income Fund Service Class II
	2015		0.90%	2.95%	17.00	19.53	655,859	12,435,370	-1.82%	-0.04%	1.39%
	2014		1.15%	2.95%	17.31	19.54	621,665	11,837,974	7.06%	9.00%	1.17%
	2013		1.15%	2.95%	16.16	17.86	553,749	9,708,284	29.16%	31.37%	1.05%
	2012		1.25%	2.95%	12.50	13.60	562,218	7,534,156	13.64%	15.59%	1.29%
	2011		1.25%	2.95%	11.65	11.76	323,320	3,771,189	-4.07%	-3.50%	0.12%
LVIP American Income Allocation Fund Standard Class
	2015	11/13/15	1.65%	1.65%	11.52	11.52	4,873	56,131	-1.32%	-1.32%	3.39%
LVIP American International Fund Service Class II
	2015		0.65%	2.95%	10.97	13.41	513,936	6,504,551	-7.61%	-5.46%	1.40%
	2014		0.65%	2.95%	11.86	13.87	469,790	6,350,177	-5.82%	-4.11%	0.88%
	2013		1.15%	2.95%	12.59	14.47	425,647	6,030,101	17.63%	19.77%	1.08%
	2012		1.15%	2.95%	10.70	12.05	369,188	4,395,794	14.10%	16.00%	2.55%
	2011		1.25%	2.90%	10.29	10.38	269,042	2,773,266	-15.94%	-15.43%	0.10%
LVIP American Preservation Fund Service Class
	2015		1.10%	1.10%	9.71	9.71	7,038	68,309	-1.12%	-1.12%	3.01%
	2014	10/17/14	1.10%	1.10%	9.82	9.82	514	5,044	-0.74%	-0.74%	0.74%
LVIP AQR Enhanced Global Strategies Fund Service Class
	2015	6/25/15	1.10%	1.10%	10.37	10.37	3,398	35,250	-3.69%	-3.69%	1.31%
LVIP Baron Growth Opportunities Fund Service Class
	2015		0.75%	3.15%	15.44	22.40	581,814	10,033,045	-7.73%	-5.48%	0.00%
	2014		0.65%	3.15%	16.68	24.23	620,313	11,414,048	1.75%	4.10%	0.18%
	2013		0.75%	3.00%	16.37	23.81	681,270	12,168,517	36.00%	39.02%	0.42%
	2012		0.75%	2.95%	12.02	17.51	700,349	9,051,967	14.81%	17.36%	1.18%
	2011		0.75%	2.95%	10.49	11.44	714,612	7,950,911	1.15%	3.25%	0.00%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2015	4/29/15	0.60%	0.60%	8.06	8.06	143	1,149	-23.42%	-23.42%	1.65%
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class
	2015		0.65%	3.00%	7.37	7.98	1,885,709	14,555,187	-17.73%	-15.77%	1.62%
	2014		0.65%	3.00%	8.97	9.47	1,251,391	11,576,499	-7.89%	-5.75%	1.26%
	2013		0.65%	2.95%	9.87	9.97	539,760	5,355,254	-9.90%	-9.27%	1.12%
	2012	10/22/12	1.25%	1.95%	10.96	10.99	12,282	134,782	2.45%	8.80%	1.09%
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class
	2015		0.65%	3.20%	10.09	15.84	3,355,401	40,338,741	-8.08%	-5.71%	1.75%
	2014		0.65%	3.20%	10.92	17.19	2,484,291	31,879,531	-0.03%	2.56%	1.54%
	2013		0.65%	3.20%	10.88	17.16	1,314,429	16,643,886	14.49%	17.04%	2.36%
	2012		0.75%	2.95%	9.97	14.98	235,730	2,562,320	13.30%	15.82%	0.52%
	2011		0.75%	2.95%	8.79	9.73	149,732	1,417,960	-5.50%	-3.54%	0.80%
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class
	2015		0.65%	3.00%	9.21	9.80	7,386,230	70,506,174	-7.47%	-5.27%	0.82%
	2014		0.65%	3.00%	9.96	10.35	5,180,741	52,753,941	-3.45%	-1.20%	1.02%
	2013	5/21/13	0.65%	2.95%	10.32	10.47	1,663,764	17,326,637	1.52%	7.64%	0.00%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2015	6/22/15	0.60%	0.65%	$10.80	$10.83	2,742	$29,650	-3.13%	-2.04%	0.81%
LVIP BlackRock Inflation Protected Bond Fund Service Class
	2015		0.59%	3.14%	9.09	10.66	4,842,834	48,681,915	-6.07%	-3.64%	1.19%
	2014		0.59%	3.14%	9.74	11.07	4,799,283	50,577,908	-0.21%	2.21%	0.98%
	2013		0.59%	2.99%	9.76	10.77	4,339,205	45,202,832	-11.32%	-9.30%	0.33%
	2012		0.80%	3.05%	11.01	11.87	1,861,065	21,594,482	3.05%	5.40%	0.00%
	2011		0.80%	3.05%	10.94	11.17	1,085,655	12,052,355	9.01%	10.43%	3.08%
LVIP BlackRock Multi-Asset Income Fund Service Class
	2015		1.10%	1.50%	9.29	9.32	24,795	230,616	-5.35%	-5.21%	2.41%
	2014	11/10/14	1.10%	1.25%	9.82	9.83	11,892	116,896	-1.43%	-0.24%	8.17%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class
	2015	5/19/15	1.15%	2.90%	8.91	9.02	240,979	2,167,687	-12.14%	-1.36%	0.21%
LVIP Clarion Global Real Estate Fund Service Class
	2015		0.65%	2.90%	7.97	14.70	805,657	7,143,713	-4.28%	-2.10%	2.78%
	2014		0.65%	2.90%	8.32	15.04	813,739	7,431,129	10.35%	12.86%	2.24%
	2013		0.65%	2.95%	7.53	16.89	857,804	7,000,258	0.05%	2.22%	0.00%
	2012		0.80%	2.95%	7.52	16.89	830,354	6,683,552	20.78%	23.40%	0.00%
	2011		0.80%	2.95%	6.22	6.79	866,351	5,694,866	-11.42%	-9.71%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class
	2015	5/18/15	1.15%	2.90%	9.17	9.27	431,635	3,993,681	-8.72%	0.62%	1.31%
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class
	2015	3/12/15	0.65%	0.65%	10.09	10.09	405	4,088	-3.76%	-3.76%	1.16%
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class
	2015		0.65%	2.95%	9.60	10.01	835,151	8,201,959	-6.84%	-4.86%	1.01%
	2014	1/15/14	0.65%	2.75%	10.31	10.53	317,205	3,307,204	-1.04%	7.63%	1.98%
LVIP Delaware Bond Fund Standard Class
	2015		1.25%	2.80%	10.29	20.50	340,265	5,840,431	-2.38%	-0.86%	2.29%
	2014		1.25%	2.80%	10.53	20.71	369,501	6,417,694	3.05%	4.66%	1.86%
	2013		1.25%	2.80%	10.21	19.81	445,926	7,449,743	-5.01%	-3.52%	1.62%
	2012		1.25%	2.80%	12.69	20.57	551,257	9,582,267	3.66%	5.28%	1.85%
	2011		1.25%	2.80%	12.49	19.57	671,512	11,251,111	4.82%	6.30%	3.30%
LVIP Delaware Bond Fund Service Class
	2015		0.60%	3.20%	9.88	14.64	8,500,776	115,854,849	-3.12%	-0.61%	2.23%
	2014		0.65%	3.20%	10.20	14.83	6,564,624	90,414,662	2.28%	4.92%	1.84%
	2013		0.65%	3.20%	9.97	14.24	5,780,850	76,508,696	-5.71%	-3.28%	1.55%
	2012		0.65%	3.20%	10.60	14.82	5,124,573	71,002,783	3.15%	5.55%	1.77%
	2011		0.65%	2.95%	10.98	14.14	4,320,019	57,660,438	4.30%	6.56%	3.20%
LVIP Delaware Diversified Floating Rate Fund Standard Class
	2015		0.60%	0.65%	10.25	10.25	3,338	34,257	-1.36%	-1.36%	3.38%
	2014	4/14/14	0.65%	0.65%	10.39	10.39	785	8,153	-0.60%	-0.60%	2.38%
LVIP Delaware Diversified Floating Rate Fund Service Class
	2015		0.65%	3.15%	8.80	10.10	4,122,920	39,378,171	-4.04%	-1.61%	1.36%
	2014		0.65%	3.15%	9.21	10.27	4,076,978	39,966,977	-2.60%	-0.29%	1.29%
	2013		0.65%	3.20%	9.46	10.24	2,930,373	29,081,441	-2.46%	-0.30%	0.82%
	2012		0.80%	3.00%	9.77	10.27	856,206	8,590,907	0.99%	3.13%	1.38%
	2011		0.80%	2.90%	9.68	9.88	538,092	5,281,610	-2.99%	-1.77%	2.35%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2015		1.40%	2.45%	13.70	20.40	8,184	154,547	-3.73%	-2.70%	1.31%
	2014		1.25%	2.45%	14.23	21.01	15,838	313,480	1.82%	3.05%	2.31%
	2013		1.25%	2.45%	13.97	20.46	16,455	316,720	17.33%	18.74%	1.54%
	2012		1.25%	2.45%	11.91	17.29	17,313	280,943	10.56%	11.88%	1.77%
	2011		1.25%	2.45%	10.77	15.51	19,339	280,500	-4.40%	-3.24%	1.96%
LVIP Delaware Foundation Aggressive Allocation Fund Service Class
	2015		1.30%	2.80%	12.85	18.64	110,195	1,829,291	-4.30%	-2.85%	1.41%
	2014		1.30%	2.80%	13.43	19.43	126,952	2,178,546	1.20%	2.73%	2.02%
	2013		1.25%	2.80%	13.27	18.93	141,001	2,372,460	16.63%	18.45%	1.25%
	2012		1.25%	2.80%	11.38	15.92	167,410	2,403,603	9.89%	11.61%	1.41%
	2011		1.25%	2.80%	10.35	14.28	211,759	2,709,839	-4.97%	-3.49%	1.76%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Social Awareness Fund Standard Class
	2015		1.25%	2.60%	$16.39	$28.15	19,478	$483,105	-3.21%	-1.90%	1.54%
	2014		1.25%	2.60%	16.93	28.79	20,170	509,932	12.24%	13.77%	1.40%
	2013		1.25%	2.60%	15.08	25.40	26,933	603,333	32.21%	34.00%	1.19%
	2012		1.25%	2.60%	11.41	19.02	40,461	699,016	12.32%	13.85%	0.74%
	2011		1.25%	2.60%	13.92	16.76	47,269	720,749	-1.45%	-0.61%	0.74%
LVIP Delaware Social Awareness Fund Service Class
	2015		1.05%	2.90%	15.71	25.16	187,221	3,907,204	-3.84%	-2.04%	1.09%
	2014		1.05%	2.90%	16.04	25.76	189,490	4,039,159	11.52%	13.60%	1.19%
	2013		1.05%	2.90%	14.12	22.75	191,475	3,684,457	31.35%	33.80%	0.97%
	2012		1.05%	2.90%	11.18	17.05	177,317	2,600,910	11.60%	13.45%	0.40%
	2011		0.75%	2.90%	9.43	15.05	178,709	2,336,775	-2.24%	-0.46%	0.42%
LVIP Delaware Special Opportunities Fund Service Class
	2015		0.80%	2.85%	11.93	17.49	201,004	2,646,940	-2.90%	-0.88%	0.81%
	2014		0.80%	2.85%	12.28	17.65	235,216	3,136,234	4.24%	6.40%	0.92%
	2013		0.80%	2.85%	11.78	16.59	265,206	3,351,313	29.57%	32.26%	0.70%
	2012		0.80%	2.85%	9.10	12.54	320,240	3,096,513	11.31%	13.62%	0.49%
	2011		0.80%	2.95%	8.28	8.80	232,336	2,001,697	-7.91%	-6.71%	0.00%
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class
	2015		0.80%	3.20%	8.69	9.58	1,263,179	11,754,860	-7.23%	-5.26%	0.83%
	2014		1.10%	3.20%	9.37	10.11	1,116,741	11,019,703	-10.64%	-8.75%	2.43%
	2013		1.10%	3.20%	10.56	11.08	385,203	4,200,347	11.50%	13.58%	2.66%
	2012		1.10%	2.95%	9.53	9.76	174,360	1,684,193	15.49%	17.18%	2.80%
	2011	6/8/11	1.10%	2.55%	8.25	8.33	64,951	539,196	-18.01%	6.23%	0.14%
LVIP Dimensional International Core Equity Fund Service Class
	2015	6/8/15	1.10%	2.55%	8.91	9.00	15,912	142,457	-10.95%	5.44%	1.73%
LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	2015		1.10%	2.90%	14.38	16.41	103,055	1,627,087	-4.80%	-3.61%	1.34%
	2014		0.75%	2.55%	15.10	17.02	101,503	1,671,060	9.94%	11.94%	1.57%
	2013		0.75%	2.55%	13.74	15.29	124,697	1,849,904	29.46%	31.81%	1.37%
	2012		0.75%	2.55%	10.61	11.67	142,592	1,619,569	12.03%	14.06%	0.68%
	2011		0.75%	2.55%	9.32	10.28	180,122	1,810,353	-1.70%	0.09%	0.79%
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class
	2015		1.10%	2.95%	11.97	13.04	1,752,711	22,284,937	-10.52%	-8.85%	1.08%
	2014		1.10%	2.95%	13.38	14.31	1,258,799	17,641,309	1.40%	3.29%	0.93%
	2013		1.10%	2.95%	13.20	13.85	633,735	8,656,912	25.11%	27.45%	1.27%
	2012		1.10%	2.95%	10.73	10.87	283,414	3,052,411	14.91%	15.83%	1.15%
	2011	6/8/11	1.10%	1.90%	9.34	9.39	66,209	619,972	-7.18%	11.21%	0.00%
LVIP Dimensional U.S. Core Equity 2 Fund Service Class
	2015	5/20/15	1.10%	1.95%	9.34	9.39	20,523	192,347	-8.06%	-1.06%	1.33%
LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	2015	3/12/15	0.65%	0.65%	10.75	10.75	379	4,076	-0.86%	-0.86%	1.58%
LVIP Dimensional/Vanguard Total Bond Fund Service Class
	2015		0.65%	3.20%	9.45	10.63	3,078,176	31,291,616	-3.09%	-0.59%	1.53%
	2014		0.65%	3.20%	9.75	10.69	2,550,460	26,338,047	1.11%	3.72%	1.66%
	2013		0.65%	3.20%	9.70	10.27	1,637,640	16,457,173	-5.83%	-3.78%	1.39%
	2012		0.80%	2.95%	10.31	10.63	925,295	9,734,371	0.47%	2.40%	1.68%
	2011	6/7/11	1.05%	2.95%	10.26	10.38	605,794	6,263,544	-0.07%	3.54%	0.19%
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class
	2015	6/22/15	0.65%	0.65%	9.54	9.54	1,267	12,083	-11.17%	-11.17%	2.64%
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class
	2015		0.65%	3.20%	9.00	9.47	1,453,013	13,506,257	-10.93%	-8.63%	3.30%
	2014	1/22/14	0.65%	3.20%	10.10	10.37	553,551	5,679,629	-5.27%	5.89%	2.55%
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class
	2015	8/10/15	1.25%	1.25%	9.55	9.55	1,063	10,164	-6.17%	-6.17%	0.99%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2015		1.70%	1.70%	15.09	15.09	12,644	190,792	-3.65%	-3.65%	2.04%
	2014	8/22/14	1.70%	1.70%	15.66	15.66	13,376	209,477	-0.75%	-0.75%	1.96%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Conservative Allocation Managed Risk Fund Service Class
	2015		0.65%	3.20%	$11.00	$15.18	6,539,474	$93,922,548	-5.31%	-2.87%	1.90%
	2014		0.65%	3.20%	11.62	15.72	6,199,541	92,487,341	2.11%	4.75%	1.92%
	2013		0.65%	3.20%	11.38	15.09	5,162,970	74,258,660	6.03%	8.76%	1.94%
	2012		0.65%	3.20%	12.00	13.96	3,890,852	52,058,476	6.43%	8.79%	4.46%
	2011		0.65%	2.85%	11.62	12.91	1,421,904	17,794,544	0.52%	2.65%	1.93%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2015	10/12/15	0.60%	0.60%	16.26	16.26	406	6,598	-1.71%	-1.71%	2.14%
LVIP Global Growth Allocation Managed Risk Fund Service Class
	2015		0.65%	3.20%	10.65	13.77	32,385,967	425,224,919	-6.96%	-4.55%	1.79%
	2014		0.65%	3.20%	11.44	14.69	28,749,804	399,700,875	-0.05%	2.54%	2.08%
	2013		0.65%	3.20%	11.45	14.65	20,264,138	277,310,692	9.70%	12.42%	2.16%
	2012		0.75%	3.20%	11.06	12.73	8,008,505	98,396,039	5.87%	8.06%	3.41%
	2011		0.75%	2.80%	10.25	11.84	1,884,835	21,580,166	-3.00%	-0.99%	1.75%
LVIP Global Income Fund Service Class
	2015		0.65%	3.20%	8.89	11.79	2,729,200	29,911,205	-5.35%	-2.90%	3.00%
	2014		0.65%	3.20%	9.69	12.14	2,542,940	28,962,076	-1.32%	1.03%	0.38%
	2013		0.65%	3.00%	9.82	11.97	1,743,387	19,824,130	-5.93%	-3.79%	0.27%
	2012		0.75%	3.00%	10.46	12.44	1,484,706	17,746,379	4.30%	6.62%	1.76%
	2011		0.75%	2.95%	11.04	11.66	1,262,369	14,310,639	-2.01%	0.07%	4.80%
LVIP Global Moderate Allocation Managed Risk Fund Service Class
	2015		0.65%	3.20%	10.71	14.52	29,608,673	408,197,126	-6.65%	-4.24%	1.84%
	2014		0.65%	3.20%	11.47	15.25	25,656,978	373,581,748	0.61%	3.21%	1.98%
	2013		0.65%	3.20%	11.40	14.87	19,215,956	273,222,333	8.07%	10.86%	1.97%
	2012		0.65%	3.20%	11.39	13.49	9,766,303	126,050,654	6.20%	8.50%	3.85%
	2011		0.75%	2.90%	11.16	12.49	4,221,992	50,672,579	-1.92%	0.16%	1.62%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
	2015		0.90%	3.00%	9.39	9.64	893,386	8,546,397	-7.75%	-6.26%	2.67%
	2014	6/5/14	1.15%	2.75%	10.18	10.29	166,029	1,700,698	-0.92%	1.32%	1.21%
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class
	2015	3/12/15	0.65%	0.65%	9.46	9.46	435	4,115	-8.17%	-8.17%	1.82%
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class
	2015		0.65%	2.95%	8.97	9.40	685,327	6,325,493	-11.56%	-9.50%	1.62%
	2014	1/8/14	0.65%	2.95%	10.14	10.38	593,952	6,107,963	-2.58%	6.24%	1.18%
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class
	2015		0.65%	3.00%	8.89	15.11	2,061,284	20,360,331	-7.26%	-5.06%	0.00%
	2014		0.65%	3.00%	9.57	16.28	1,645,635	17,297,401	-10.24%	-8.16%	0.00%
	2013		0.65%	3.20%	10.64	18.14	782,239	9,021,083	20.90%	23.10%	0.00%
	2012		1.15%	2.95%	8.77	15.00	213,107	1,988,901	3.12%	5.00%	0.00%
	2011		1.15%	2.95%	8.49	9.18	203,299	1,816,660	-10.42%	-8.88%	0.00%
LVIP JPMorgan High Yield Fund Service Class
	2015		0.60%	2.90%	11.20	12.92	612,214	7,520,581	-6.91%	-4.79%	4.64%
	2014		0.65%	2.90%	12.03	13.57	633,983	8,251,873	-0.35%	1.92%	4.21%
	2013		0.65%	2.95%	12.07	13.27	618,026	7,958,743	3.21%	5.51%	4.71%
	2012		0.75%	3.00%	11.87	12.48	549,278	6,754,568	11.30%	13.42%	5.07%
	2011		1.05%	2.95%	10.85	10.96	323,764	3,530,487	0.60%	1.21%	7.32%
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
	2015		0.65%	0.65%	21.05	21.05	883	18,588	-8.34%	-8.34%	1.03%
	2014	4/14/14	0.65%	0.65%	22.97	22.97	412	9,473	8.73%	8.73%	1.36%
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class
	2015		0.65%	3.20%	10.35	17.81	2,466,233	28,352,026	-10.86%	-8.56%	0.61%
	2014		0.65%	3.20%	11.61	19.93	1,761,818	22,362,817	4.45%	7.15%	0.72%
	2013		0.65%	3.20%	11.17	15.71	840,637	10,067,316	20.33%	22.27%	0.45%
	2012		1.30%	2.90%	9.26	9.96	159,132	1,552,148	10.55%	12.00%	0.00%
	2011		1.05%	2.85%	8.39	8.89	116,891	1,019,808	-4.47%	-3.27%	0.00%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2010 Fund Service Class
	2015		1.30%	2.55%	$10.80	$12.03	28,717	$336,109	-4.32%	-3.12%	1.37%
	2014		1.30%	2.55%	11.29	12.42	40,074	488,493	1.89%	3.17%	1.62%
	2013		1.30%	2.55%	11.08	12.03	41,070	486,209	5.92%	7.26%	1.15%
	2012		1.30%	2.55%	10.46	11.22	34,399	380,690	5.55%	6.87%	1.54%
	2011		1.30%	2.55%	9.91	10.50	80,430	832,654	-1.55%	-0.31%	0.59%
LVIP Managed Risk Profile 2020 Fund Service Class
	2015		1.55%	2.55%	10.36	11.29	24,581	271,458	-4.91%	-3.96%	1.54%
	2014		1.30%	2.55%	10.90	11.99	27,239	314,366	1.51%	2.78%	1.70%
	2013		1.30%	2.55%	10.74	11.66	27,443	309,639	8.06%	9.42%	0.89%
	2012		1.30%	2.55%	9.94	10.66	40,590	419,828	5.38%	6.71%	0.93%
	2011		1.30%	2.55%	9.43	9.99	316,250	3,104,254	-2.57%	-1.34%	0.42%
LVIP Managed Risk Profile 2030 Fund Service Class
	2015		1.30%	1.90%	10.77	11.34	29,523	325,435	-4.73%	-4.16%	1.51%
	2014		1.30%	1.90%	11.30	11.83	29,694	342,657	1.94%	2.55%	1.84%
	2013		1.30%	1.90%	11.09	11.54	29,883	337,344	11.32%	11.99%	1.09%
	2012		1.30%	1.90%	9.96	10.30	30,077	304,169	5.60%	6.24%	1.19%
	2011		1.30%	1.90%	9.43	9.70	40,148	384,876	-2.68%	-2.09%	0.64%
LVIP Managed Risk Profile 2040 Fund Service Class
	2015		1.40%	1.80%	10.23	10.23	3,055	32,095	-5.18%	-5.18%	2.16%
	2014		1.80%	1.80%	10.79	10.79	840	9,082	1.37%	1.37%	1.94%
	2013		1.80%	1.80%	10.65	10.65	916	9,752	14.20%	14.20%	1.03%
	2012		1.80%	1.80%	9.32	9.32	923	8,604	4.95%	4.95%	1.20%
	2011		1.80%	1.80%	8.88	8.88	931	8,275	-3.48%	-3.48%	0.19%
LVIP MFS International Growth Fund Service Class
	2015		0.65%	2.90%	8.07	13.81	617,654	5,543,481	-1.85%	0.39%	0.97%
	2014		0.65%	2.90%	8.20	13.77	552,507	4,997,159	-8.00%	-5.90%	0.85%
	2013		0.65%	2.90%	8.90	14.66	495,944	4,818,032	10.08%	12.58%	0.56%
	2012		0.65%	2.90%	8.07	13.04	474,501	4,116,302	15.93%	18.35%	0.54%
	2011		0.65%	2.70%	6.96	11.04	412,107	3,056,730	-12.50%	-10.68%	2.72%
LVIP MFS International Growth Managed Volatility Fund Service Class
	2015		0.65%	3.00%	8.68	9.23	1,414,624	12,728,034	-3.08%	-0.78%	0.87%
	2014		0.65%	3.00%	8.96	9.22	738,806	6,770,058	-10.04%	-8.50%	0.81%
	2013	6/3/13	1.25%	2.95%	9.96	10.07	249,676	2,508,587	-0.80%	9.08%	1.29%
LVIP MFS Value Fund Service Class
	2015		0.65%	3.15%	11.99	18.77	1,223,403	16,822,926	-3.87%	-1.43%	1.80%
	2014		0.65%	3.15%	12.42	19.49	1,259,436	17,715,838	6.81%	9.52%	2.27%
	2013		0.65%	3.15%	11.59	18.21	1,226,783	15,920,440	31.42%	34.74%	1.45%
	2012		0.65%	3.15%	8.79	12.42	1,343,113	12,992,118	12.84%	15.29%	0.99%
	2011		0.65%	2.80%	7.79	10.79	1,261,992	10,575,160	-3.10%	-1.00%	1.29%
LVIP Mondrian International Value Fund Standard Class
	2015		1.25%	2.70%	11.16	22.54	50,775	1,037,499	-6.36%	-4.99%	2.72%
	2014		1.25%	2.70%	11.90	23.80	59,061	1,277,569	-5.14%	-3.75%	3.73%
	2013		1.25%	2.70%	12.52	24.82	68,096	1,548,686	18.77%	20.33%	2.28%
	2012		1.25%	2.55%	10.53	20.70	83,845	1,622,728	6.86%	8.26%	2.85%
	2011		1.25%	2.55%	10.43	19.18	92,986	1,672,493	-6.53%	-5.41%	3.11%
LVIP Mondrian International Value Fund Service Class
	2015		0.63%	2.88%	8.55	20.22	698,738	10,794,221	-6.76%	-4.64%	2.67%
	2014		0.63%	2.88%	9.51	21.36	710,120	11,656,989	-5.55%	-3.40%	3.59%
	2013		0.63%	2.93%	10.06	22.26	791,890	13,969,612	18.03%	20.66%	2.69%
	2012		0.75%	2.95%	9.09	18.56	431,106	6,559,183	6.16%	8.52%	2.60%
	2011		0.75%	2.95%	8.38	17.21	465,747	6,629,211	-7.09%	-5.17%	2.81%
LVIP Money Market Fund Standard Class
	2015		1.25%	2.70%	8.66	10.39	120,552	1,186,834	-2.64%	-1.22%	0.02%
	2014		1.25%	2.70%	8.90	10.53	228,371	2,293,729	-2.64%	-1.22%	0.03%
	2013		1.25%	2.70%	9.14	10.68	263,155	2,685,462	-2.64%	-1.22%	0.02%
	2012		1.25%	2.70%	9.55	10.83	246,756	2,581,252	-2.42%	-1.22%	0.03%
	2011		1.25%	2.45%	9.78	10.98	317,927	3,378,567	-2.41%	-1.21%	0.03%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Money Market Fund Service Class
	2015		0.65%	2.90%	$8.42	$10.15	1,447,761	$13,797,765	-2.84%	-0.63%	0.02%
	2014		0.65%	2.90%	8.66	10.22	1,446,733	13,993,739	-2.83%	-0.62%	0.03%
	2013		0.65%	2.90%	8.90	10.22	1,657,729	16,249,638	-2.83%	-0.72%	0.02%
	2012		0.75%	2.90%	9.14	10.34	1,731,118	17,293,267	-2.83%	-0.72%	0.03%
	2011		0.75%	2.90%	9.46	10.47	1,518,418	15,248,538	-2.73%	-0.72%	0.03%
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
	2015		1.15%	2.90%	8.80	9.03	187,423	1,680,362	-9.62%	-8.16%	1.42%
	2014	7/28/14	1.15%	2.75%	9.73	9.83	56,757	556,197	-4.71%	2.56%	3.45%
LVIP PIMCO Low Duration Bond Fund Standard Class
	2015	4/29/15	0.60%	0.60%	10.08	10.08	99	1,004	-0.04%	-0.04%	1.30%
LVIP PIMCO Low Duration Bond Fund Service Class
	2015		0.60%	2.95%	9.69	10.03	1,750,689	17,290,127	-1.48%	0.65%	1.64%
	2014	6/16/14	0.65%	2.80%	9.83	9.97	368,570	3,653,833	-1.32%	0.07%	0.97%
LVIP SSgA Bond Index Fund Standard Class
	2015	2/19/15	1.65%	1.65%	10.78	10.78	7,256	78,190	-1.91%	-1.91%	2.44%
LVIP SSgA Bond Index Fund Service Class
	2015		0.65%	3.00%	9.63	12.50	3,646,034	42,277,108	-2.91%	-0.75%	2.25%
	2014		0.75%	2.95%	9.91	12.47	3,576,864	42,167,448	2.42%	4.64%	1.67%
	2013		0.80%	2.95%	9.67	11.93	3,319,354	37,763,233	-5.64%	-3.59%	1.72%
	2012		0.65%	2.95%	10.24	12.39	3,194,803	37,980,313	0.59%	2.67%	2.34%
	2011		0.90%	2.95%	11.26	12.06	2,870,538	33,548,216	4.12%	6.17%	2.92%
LVIP SSgA Conservative Index Allocation Fund Service Class
	2015		1.25%	2.80%	11.07	12.04	450,935	5,304,827	-3.92%	-2.41%	1.94%
	2014		1.25%	2.80%	11.52	12.34	406,415	4,907,802	1.58%	3.17%	1.56%
	2013		1.25%	2.80%	11.38	11.96	388,916	4,570,224	3.69%	5.21%	1.35%
	2012		1.25%	2.95%	10.91	11.35	320,758	3,588,905	5.66%	7.41%	2.92%
	2011	2/10/11	1.30%	2.95%	10.33	10.57	174,192	1,825,748	-2.93%	3.21%	0.24%
LVIP SSgA Conservative Structured Allocation Fund Service Class
	2015		0.65%	3.00%	10.85	12.32	761,039	8,878,631	-5.00%	-2.74%	2.17%
	2014		0.65%	3.00%	11.42	12.67	1,008,606	12,176,145	2.16%	4.59%	2.37%
	2013		0.65%	3.00%	11.18	12.05	815,465	9,540,215	3.65%	5.95%	1.75%
	2012		0.80%	3.00%	10.86	11.24	900,160	10,018,004	5.21%	6.69%	4.13%
	2011		1.30%	2.70%	10.53	10.53	470,832	4,934,049	1.22%	1.22%	0.21%
LVIP SSgA Developed International 150 Fund Service Class
	2015		0.75%	2.95%	9.05	13.02	643,968	6,320,398	-7.31%	-5.25%	2.87%
	2014		0.75%	2.95%	9.75	14.04	585,251	6,111,028	-2.28%	-0.60%	3.08%
	2013		1.25%	2.95%	9.96	14.37	545,629	5,757,269	16.52%	18.52%	2.46%
	2012		1.25%	2.95%	8.53	9.15	556,461	4,981,634	10.24%	11.96%	2.49%
	2011		0.90%	2.80%	7.74	8.18	513,585	4,122,345	-14.78%	-13.44%	2.26%
LVIP SSgA Emerging Markets 100 Fund Standard Class
	2015	6/22/15	0.65%	0.65%	13.10	13.10	824	10,793	-20.64%	-20.64%	4.58%
LVIP SSgA Emerging Markets 100 Fund Service Class
	2015		0.65%	2.95%	8.80	11.08	665,307	6,347,296	-19.66%	-17.79%	4.08%
	2014		0.65%	2.95%	10.94	13.79	637,564	7,476,062	-6.41%	-4.24%	2.75%
	2013		0.65%	2.95%	11.67	14.74	606,476	7,506,159	-5.89%	-3.94%	2.06%
	2012		0.90%	2.95%	10.77	15.66	599,865	7,793,856	9.12%	11.38%	2.52%
	2011		0.90%	2.95%	11.33	12.11	517,112	6,077,347	-17.50%	-15.92%	2.50%
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class
	2015		0.65%	3.00%	9.41	12.86	6,141,183	71,587,864	-9.50%	-7.35%	2.88%
	2014		0.65%	3.00%	10.37	14.20	5,570,297	70,687,126	0.64%	3.04%	2.19%
	2013		0.65%	3.00%	10.28	14.10	4,580,787	56,951,026	6.30%	8.66%	2.17%
	2012		0.80%	3.00%	9.94	13.26	3,052,805	35,197,386	7.66%	9.99%	3.37%
	2011		0.80%	2.95%	10.28	10.91	2,158,045	22,926,088	-2.21%	-1.33%	1.44%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA International Index Fund Service Class
	2015		0.75%	2.95%	$8.18	$12.66	1,216,777	$10,794,479	-4.33%	-2.20%	2.19%
	2014		0.75%	2.95%	8.54	13.23	1,283,651	11,751,088	-8.81%	-6.92%	2.46%
	2013		0.90%	2.95%	9.35	14.51	1,234,413	12,253,973	17.19%	19.61%	1.51%
	2012		0.90%	2.95%	7.97	8.68	978,250	8,175,442	14.56%	16.76%	1.69%
	2011		0.90%	2.85%	6.96	7.44	940,151	6,775,945	-15.01%	-13.37%	1.16%
LVIP SSgA International Managed Volatility Fund Service Class
	2015		0.65%	2.95%	8.49	8.77	569,911	4,957,856	-6.37%	-4.85%	3.09%
	2014	2/7/14	1.15%	2.75%	9.07	9.21	162,614	1,492,722	-12.32%	-0.99%	3.75%
LVIP SSgA Large Cap 100 Fund Service Class
	2015		0.75%	2.95%	15.61	22.46	761,000	12,947,600	-7.67%	-5.62%	2.35%
	2014		0.75%	2.95%	16.89	24.32	785,704	14,279,724	13.05%	15.51%	2.27%
	2013		0.80%	2.95%	14.92	21.51	822,119	13,049,933	31.56%	33.81%	1.96%
	2012		1.25%	2.95%	11.33	12.18	929,622	11,079,699	8.80%	10.56%	1.37%
	2011		0.90%	2.85%	10.43	11.02	954,164	10,325,255	-0.76%	0.80%	1.32%
LVIP SSgA Large Cap Managed Volatility Fund Service Class
	2015		1.15%	2.95%	10.22	10.72	1,370,313	14,499,572	-8.14%	-6.47%	1.88%
	2014		1.15%	2.95%	11.13	11.44	650,376	7,403,365	3.14%	4.91%	3.01%
	2013	6/18/13	1.25%	2.95%	10.79	10.91	156,568	1,704,721	5.42%	9.44%	3.79%
LVIP SSgA Moderate Index Allocation Fund Service Class
	2015		0.65%	3.15%	11.03	13.18	1,478,294	18,471,218	-4.76%	-2.35%	1.70%
	2014		0.65%	3.15%	11.59	13.50	1,217,508	15,707,590	0.92%	3.48%	1.84%
	2013		0.65%	3.15%	11.48	13.05	1,013,672	12,738,898	8.71%	11.46%	1.35%
	2012		0.65%	3.15%	11.14	11.71	845,485	9,629,008	8.24%	10.71%	2.39%
	2011		0.65%	2.90%	10.43	10.43	420,465	4,378,544	-2.11%	-2.11%	0.10%
LVIP SSgA Moderate Structured Allocation Fund Service Class
	2015		0.65%	3.00%	11.46	13.01	4,278,264	52,667,286	-5.82%	-3.57%	2.56%
	2014		0.65%	3.00%	12.16	13.50	4,377,285	56,460,800	2.18%	4.61%	2.38%
	2013		0.65%	3.00%	11.93	12.83	4,874,135	60,676,924	9.26%	11.64%	2.37%
	2012		0.80%	2.95%	10.91	11.40	3,624,775	40,794,760	7.06%	9.00%	3.75%
	2011		1.15%	2.95%	10.35	10.44	2,586,633	26,866,567	-1.84%	-1.25%	0.22%
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class
	2015		0.85%	2.95%	11.76	12.90	864,388	10,922,812	-5.12%	-3.50%	1.65%
	2014		1.25%	2.95%	12.40	13.37	801,817	10,513,772	0.74%	2.46%	2.05%
	2013		1.25%	2.95%	12.31	13.04	718,647	9,263,504	11.19%	13.10%	1.40%
	2012		1.25%	2.95%	11.07	11.52	559,471	6,389,458	9.30%	11.12%	2.35%
	2011		1.30%	2.95%	10.33	10.37	316,364	3,264,535	-4.28%	-4.04%	0.03%
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class
	2015		0.65%	2.90%	11.94	13.34	1,687,114	21,320,825	-6.48%	-4.35%	2.66%
	2014		0.65%	2.90%	12.74	13.94	1,857,033	24,682,460	2.01%	4.34%	2.61%
	2013		0.65%	2.90%	12.46	13.16	1,884,663	24,252,649	11.60%	13.62%	2.26%
	2012		1.10%	2.90%	11.14	11.54	1,767,041	20,141,867	7.94%	9.73%	3.99%
	2011		1.25%	2.90%	10.42	10.51	1,274,024	13,317,403	-3.84%	-3.26%	0.18%
LVIP SSgA S&P 500 Index Fund Standard Class
	2015		1.40%	2.70%	14.64	16.62	94,599	1,525,305	-1.52%	-0.23%	1.82%
	2014		1.40%	2.70%	14.85	16.66	109,694	1,778,172	10.41%	11.85%	1.81%
	2013		1.40%	2.70%	13.73	15.04	130,118	1,891,987	28.49%	30.17%	2.02%
	2012		1.40%	2.70%	10.65	11.44	35,257	379,145	12.96%	14.04%	0.88%
	2011		1.40%	2.35%	9.43	10.04	42,395	402,908	-0.52%	0.43%	0.87%
LVIP SSgA S&P 500 Index Fund Service Class
	2015		0.60%	3.15%	13.47	20.56	2,676,956	42,132,963	-2.21%	0.16%	1.69%
	2014		0.75%	3.15%	13.72	20.98	2,620,709	41,518,153	9.86%	12.30%	1.66%
	2013		0.75%	2.95%	12.93	19.10	2,760,953	39,261,760	27.85%	30.63%	1.47%
	2012		0.80%	2.95%	10.10	14.94	1,956,056	21,414,254	12.01%	14.44%	0.72%
	2011		0.80%	2.95%	8.87	9.97	1,931,039	18,608,418	-1.21%	0.69%	0.70%
LVIP SSgA Small-Cap Index Fund Standard Class
	2015	4/29/15	0.60%	0.60%	23.43	23.43	39	913	-8.57%	-8.57%	0.94%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Small-Cap Index Fund Service Class
	2015		0.60%	3.05%	$11.36	$19.75	1,022,273	$12,782,257	-7.81%	-5.66%	0.68%
	2014		0.75%	3.05%	12.30	21.40	1,054,735	14,100,034	1.28%	3.63%	0.58%
	2013		0.65%	3.05%	12.11	21.11	1,225,465	15,975,337	33.44%	36.33%	0.64%
	2012		0.90%	3.05%	9.03	11.23	638,970	6,144,972	12.14%	14.57%	0.44%
	2011		0.90%	3.05%	8.03	8.79	661,006	5,591,990	-7.48%	-5.65%	0.10%
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class
	2015		0.60%	0.65%	9.99	9.99	793	7,926	-9.28%	-9.28%	1.05%
	2014	4/14/14	0.65%	0.65%	11.01	11.01	305	3,360	2.39%	2.39%	1.92%
LVIP SSgA Small-Cap Managed Volatility Fund Service Class
	2015		0.65%	3.00%	9.33	9.92	1,753,894	16,943,291	-11.60%	-9.50%	0.70%
	2014		0.65%	3.00%	10.56	10.96	913,222	9,841,037	-4.49%	-2.27%	1.37%
	2013	5/24/13	0.65%	2.95%	11.06	11.22	183,852	2,049,997	3.52%	11.33%	2.23%
LVIP SSgA Small-Mid Cap 200 Fund Standard Class
	2015		0.65%	1.65%	24.46	24.46	1,253	23,159	-7.44%	-7.44%	2.78%
	2014	11/7/14	0.65%	0.65%	26.43	26.43	402	10,627	2.63%	2.63%	3.38%
LVIP SSgA Small-Mid Cap 200 Fund Service Class
	2015		0.75%	2.95%	15.14	20.70	256,066	4,556,315	-9.78%	-7.78%	2.32%
	2014		0.75%	2.95%	16.77	22.94	242,821	4,716,026	1.02%	2.75%	3.21%
	2013		1.25%	2.95%	16.59	22.71	235,805	4,477,174	30.26%	32.49%	2.50%
	2012		1.25%	2.95%	13.70	14.70	247,965	3,566,763	10.41%	12.13%	2.33%
	2011		0.90%	2.80%	12.41	13.11	248,780	3,203,267	-5.15%	-3.67%	1.45%
LVIP T. Rowe Price Growth Stock Fund Service Class
	2015		0.65%	3.00%	14.60	23.43	898,079	14,489,016	7.18%	9.73%	0.00%
	2014		0.65%	3.00%	13.59	21.85	821,948	12,185,702	5.24%	7.74%	0.00%
	2013		0.65%	3.00%	12.89	20.76	740,224	10,274,291	34.68%	37.67%	0.00%
	2012		0.75%	2.95%	9.56	13.11	603,779	6,145,130	14.64%	17.13%	0.00%
	2011		0.75%	2.90%	8.33	9.16	451,951	3,962,905	-4.60%	-2.63%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2015		1.60%	2.65%	19.21	31.96	4,820	132,926	-0.57%	0.48%	0.20%
	2014		1.60%	2.65%	19.32	31.80	3,208	82,067	8.67%	9.82%	0.23%
	2013		1.40%	2.65%	17.78	28.96	3,683	86,359	31.27%	32.92%	0.00%
	2012		1.40%	2.65%	13.86	21.83	4,189	73,680	13.60%	14.67%	0.00%
	2011		1.40%	2.35%	12.20	19.07	3,454	62,245	-6.10%	-5.21%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	2015		0.60%	3.15%	15.58	29.13	256,565	6,176,307	-1.31%	1.09%	0.00%
	2014		0.75%	3.15%	15.79	28.99	252,151	6,049,147	7.85%	10.42%	0.00%
	2013		0.80%	3.15%	14.64	26.40	243,062	5,329,505	30.29%	33.39%	0.00%
	2012		0.80%	3.15%	12.67	19.90	241,009	4,046,116	12.65%	15.09%	0.00%
	2011		0.80%	2.95%	11.02	17.39	209,432	3,110,262	-6.76%	-4.97%	0.00%
LVIP Templeton Growth Managed Volatility Fund Service Class
	2015		0.65%	3.20%	8.19	13.68	5,605,898	51,400,854	-11.15%	-8.85%	1.27%
	2014		0.65%	3.20%	9.18	15.36	4,085,916	41,539,889	-5.31%	-2.87%	1.67%
	2013		0.65%	3.20%	9.66	16.18	2,103,669	22,173,592	16.15%	18.88%	1.79%
	2012		0.65%	2.95%	8.31	13.93	655,386	5,839,829	17.40%	20.13%	1.76%
	2011		0.65%	2.95%	7.09	7.83	610,143	4,567,332	-6.01%	-3.91%	1.97%
LVIP U.S. Growth Allocation Managed Risk Fund Service Class
	2015	5/27/15	0.85%	2.95%	9.43	9.57	1,605,600	15,278,463	-5.63%	1.49%	2.24%
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
	2015		1.40%	2.70%	14.32	21.26	7,972	135,372	-1.36%	-0.07%	0.00%
	2014		1.40%	2.70%	14.49	21.32	8,667	147,064	2.54%	3.88%	0.00%
	2013		1.25%	2.70%	14.61	20.56	10,519	175,371	22.16%	23.94%	0.00%
	2012		1.25%	2.70%	11.96	16.65	8,810	123,018	13.29%	14.94%	0.00%
	2011		1.25%	2.70%	11.82	14.54	9,207	111,981	-7.27%	-6.86%	0.24%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class
	2015		0.65%	3.20%	$12.76	$19.48	1,511,463	$24,996,904	-2.10%	-0.07%	0.00%
	2014		1.15%	3.20%	13.03	19.54	754,565	12,765,408	1.78%	3.89%	0.00%
	2013		1.15%	3.20%	13.52	18.86	430,800	7,015,173	21.73%	23.75%	0.00%
	2012		1.15%	2.80%	11.11	15.28	163,497	2,182,977	12.90%	14.78%	0.00%
	2011		1.15%	2.95%	9.84	13.34	121,650	1,446,792	-8.53%	-7.00%	0.00%
LVIP Vanguard Domestic Equity ETF Fund Standard Class
	2015	4/29/15	0.60%	0.60%	15.47	15.47	125	1,931	-3.43%	-3.43%	1.64%
LVIP Vanguard Domestic Equity ETF Fund Service Class
	2015		0.80%	2.90%	13.84	15.15	449,714	6,570,455	-3.26%	-1.35%	1.37%
	2014		0.65%	2.75%	14.31	15.44	424,431	6,336,115	8.90%	11.21%	1.64%
	2013		0.65%	2.75%	13.14	13.83	406,993	5,510,124	26.67%	29.16%	1.07%
	2012		0.80%	2.75%	10.40	10.71	290,392	3,067,679	11.93%	13.96%	1.81%
	2011	7/11/11	0.80%	2.60%	9.29	9.40	51,312	480,762	-6.15%	12.32%	0.85%
LVIP Vanguard International Equity ETF Fund Service Class
	2015		1.10%	3.15%	9.14	10.05	373,594	3,667,307	-6.19%	-4.25%	2.10%
	2014		0.65%	3.15%	9.81	10.67	282,267	2,904,808	-7.65%	-5.50%	1.82%
	2013		0.65%	2.95%	10.63	11.11	261,170	2,867,025	11.13%	13.04%	2.08%
	2012		1.25%	2.95%	9.57	9.82	201,864	1,969,847	15.64%	17.50%	5.33%
	2011	6/29/11	1.30%	2.90%	8.27	8.36	66,049	551,143	-18.35%	2.72%	0.00%
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class
	2015	3/12/15	0.65%	0.65%	11.12	11.12	369	4,102	-5.76%	-5.76%	1.63%
LVIP VIP Contrafund Managed Volatility Portfolio Service Class
	2015		0.65%	3.20%	10.30	11.02	2,926,094	31,388,103	-8.14%	-5.76%	1.47%
	2014		0.65%	3.20%	11.21	11.69	1,764,110	20,289,796	2.48%	5.12%	3.61%
	2013	6/3/13	0.65%	3.20%	10.94	11.12	495,454	5,474,477	0.54%	12.50%	1.99%
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class
	2015		1.15%	2.95%	9.30	9.54	542,656	5,147,137	-7.46%	-6.02%	0.41%
	2014	6/5/14	1.30%	2.85%	10.05	10.15	49,312	498,336	-3.07%	2.69%	1.86%
LVIP Wellington Capital Growth Fund Service Class
	2015		0.65%	2.95%	14.24	21.48	268,914	4,439,860	5.98%	8.44%	0.00%
	2014		0.65%	2.95%	13.40	20.27	218,468	3,412,497	7.86%	10.37%	0.00%
	2013		0.65%	2.95%	12.38	16.65	228,616	3,268,512	32.17%	34.79%	0.00%
	2012		0.65%	2.60%	9.36	12.37	275,180	2,885,053	15.71%	18.00%	0.00%
	2011		0.65%	2.60%	8.11	10.50	255,031	2,256,322	-11.53%	-9.83%	0.00%
LVIP Wellington Mid-Cap Value Fund Service Class
	2015		0.65%	2.80%	11.32	17.75	412,533	5,168,194	-4.47%	-2.40%	0.17%
	2014		0.65%	2.80%	11.85	18.21	458,896	5,948,789	5.04%	7.32%	0.12%
	2013		0.65%	2.80%	11.28	16.99	426,702	5,200,795	30.12%	32.75%	0.22%
	2012		0.75%	2.90%	8.65	12.80	421,062	3,905,496	20.34%	22.89%	0.13%
	2011		0.75%	2.85%	7.19	7.92	427,742	3,244,684	-12.09%	-10.22%	0.00%
Lord Abbett Series Fund Bond Debenture Portfolio Class VC
	2015		1.10%	1.25%	9.72	9.74	21,535	209,744	-2.75%	-2.61%	6.84%
	2014	10/1/14	1.10%	1.25%	9.99	10.00	6,112	61,126	-0.84%	0.41%	6.49%
Lord Abbett Series Fund Developing Growth Portfolio Class VC
	2015		1.10%	1.25%	9.94	9.97	9,766	97,186	-9.34%	-9.21%	0.00%
	2014	9/19/14	1.10%	1.25%	10.97	10.98	1,486	16,312	1.42%	3.64%	0.00%
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC
	2015		0.75%	1.30%	16.05	22.70	3,451	74,682	-4.70%	-4.16%	1.15%
	2014		0.75%	1.30%	16.76	23.68	3,558	80,495	5.75%	6.34%	0.45%
	2013		0.75%	1.30%	15.76	22.27	3,744	79,807	34.00%	34.74%	0.22%
	2012		0.75%	1.30%	11.71	16.53	4,460	71,129	9.15%	9.76%	0.49%
	2011		0.75%	2.35%	14.99	15.06	6,335	88,245	-5.34%	-5.20%	0.26%
Lord Abbett Series Fund Short Duration Income Portfolio Class VC
	2015		1.10%	1.50%	9.86	9.88	32,580	320,070	-0.67%	-0.52%	7.31%
	2014	11/3/14	1.10%	1.25%	9.92	9.93	3,594	35,665	-0.71%	-0.62%	2.60%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS VIT Core Equity Series Service Class
	2015		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	0.63%
	2014		1.40%	2.35%	16.65	25.57	2,454	49,265	8.40%	9.43%	0.54%
	2013		1.40%	2.35%	15.36	23.42	2,677	49,218	31.12%	32.37%	0.57%
	2012		1.40%	2.35%	11.71	17.73	4,035	62,573	13.26%	14.34%	0.51%
	2011		1.40%	2.35%	10.34	15.53	3,363	41,648	-3.57%	-2.65%	0.44%
MFS VIT Growth Series Initial Class
	2015		1.40%	1.40%	12.75	12.75	4,496	57,301	6.06%	6.06%	0.13%
	2014		1.40%	1.40%	12.02	12.02	8,323	100,021	7.43%	7.43%	0.11%
	2013		1.40%	1.40%	11.19	11.19	9,532	106,630	34.95%	34.95%	0.24%
	2012		1.40%	1.40%	8.29	8.29	10,469	86,775	15.76%	15.76%	0.00%
	2011		1.40%	1.40%	7.16	7.16	15,353	109,949	-1.71%	-1.71%	0.19%
MFS VIT Growth Series Service Class
	2015		0.80%	3.00%	10.59	31.42	66,950	1,366,653	4.13%	6.45%	0.00%
	2014		0.80%	3.00%	15.62	29.76	55,884	1,111,942	5.47%	7.82%	0.00%
	2013		0.80%	3.00%	14.61	27.82	60,297	1,236,123	32.99%	35.41%	0.13%
	2012		0.80%	2.60%	10.81	20.71	61,642	879,920	14.07%	16.15%	0.00%
	2011		0.80%	2.60%	9.45	17.98	52,354	646,225	-3.06%	-1.84%	0.02%
MFS VIT Total Return Series Initial Class
	2015		1.40%	1.40%	19.74	19.74	17,770	350,815	-1.76%	-1.76%	2.57%
	2014		1.40%	1.40%	20.09	20.09	21,258	427,178	6.99%	6.99%	1.70%
	2013		1.40%	1.40%	18.78	18.78	28,208	529,801	17.39%	17.39%	1.79%
	2012		1.40%	1.40%	16.00	16.00	34,673	554,747	9.71%	9.71%	2.72%
	2011		1.40%	1.40%	14.58	14.58	47,810	697,218	0.36%	0.36%	2.59%
MFS VIT Total Return Series Service Class
	2012		0.65%	2.80%	10.84	15.45	938,481	13,030,237	7.87%	10.21%	2.38%
	2011		0.65%	2.85%	10.01	14.12	1,135,245	14,538,502	-1.27%	0.93%	2.39%
MFS VIT Utilities Series Initial Class
	2015		1.40%	2.35%	23.72	23.72	13,475	318,991	-15.71%	-15.71%	4.16%
	2014		1.40%	1.40%	28.14	28.14	14,901	419,371	11.17%	11.17%	1.97%
	2013		1.40%	1.40%	25.32	25.32	16,990	430,117	18.84%	18.84%	2.31%
	2012		1.40%	1.40%	21.30	21.30	19,461	414,566	11.91%	11.91%	7.14%
	2011		1.40%	1.40%	19.04	19.04	25,620	487,714	5.30%	5.30%	3.20%
MFS VIT Utilities Series Service Class
	2015		0.75%	2.95%	13.45	41.30	492,891	11,557,351	-17.24%	-15.38%	3.95%
	2014		0.75%	2.95%	16.25	49.23	524,480	14,836,054	9.20%	11.62%	1.90%
	2013		0.75%	2.95%	14.87	44.48	550,804	14,121,047	16.72%	19.31%	2.04%
	2012		0.75%	2.95%	12.74	37.60	622,844	13,546,868	9.98%	12.36%	6.41%
	2011		0.75%	2.90%	12.65	33.75	685,691	13,455,945	3.57%	5.71%	3.04%
MFS VIT II Core Equity Portfolio Service Class
	2015	3/27/15	1.40%	2.35%	16.19	25.06	3,505	63,394	-5.72%	-3.75%	0.34%
MFS VIT II International Value Series Service Class
	2015		1.10%	1.50%	10.22	10.22	49,138	500,180	5.16%	5.16%	2.01%
	2014	11/17/14	1.10%	1.10%	9.72	9.72	285	2,775	-0.50%	-0.50%	0.00%
NB AMT Mid Cap Growth Portfolio I Class
	2012		1.25%	2.70%	13.85	21.97	177,048	3,177,639	9.57%	11.02%	0.00%
	2011		1.25%	2.55%	12.60	19.83	217,266	3,579,845	-2.05%	-0.77%	0.00%
NB AMT Mid Cap Intrinsic Value Portfolio I Class
	2015		1.25%	2.90%	14.67	28.10	113,102	2,541,991	-10.96%	-9.48%	0.76%
	2014		1.25%	2.90%	16.37	31.16	134,934	3,352,782	10.58%	12.42%	1.03%
	2013		1.25%	2.90%	14.70	27.81	165,001	3,687,803	33.14%	35.35%	1.15%
	2012		1.25%	2.90%	10.97	20.62	219,756	3,646,857	12.23%	14.09%	0.60%
	2011		1.25%	2.90%	9.71	18.14	253,041	3,721,504	-8.99%	-7.66%	0.61%
Oppenheimer Global Fund/VA Service Shares
	2015		0.75%	1.70%	16.68	25.27	11,240	221,171	2.33%	2.90%	1.09%
	2014		0.75%	1.30%	16.22	24.56	13,053	250,444	0.74%	1.29%	0.84%
	2013		0.75%	1.30%	16.02	24.25	13,451	256,078	25.35%	26.04%	1.13%
	2012		0.75%	1.30%	12.72	19.24	14,940	223,096	19.39%	20.05%	1.90%
	2011		0.75%	1.30%	15.75	16.03	16,819	207,744	-9.71%	-9.21%	0.55%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Oppenheimer International Growth Fund/VA Service Shares
	2015		1.10%	1.25%	$9.17	$9.19	18,682	$171,686	1.82%	1.98%	0.86%
	2014	9/19/14	1.10%	1.25%	9.01	9.02	5,136	46,309	-4.72%	-0.27%	0.00%
Oppenheimer Main Street Small Cap Fund/VA Service Shares
	2015		1.10%	1.50%	10.26	10.26	4,676	47,936	-7.12%	-7.12%	0.60%
	2014	8/27/14	1.10%	1.10%	11.05	11.05	1,193	13,193	5.27%	5.27%	0.00%
PIMCO VIT All Asset All Authority Portfolio Advisor Class
	2015		1.10%	1.25%	8.04	8.04	12,884	103,610	-13.36%	-13.36%	2.78%
	2014	12/19/14	1.10%	1.10%	9.28	9.28	10,774	100,037	0.03%	0.03%	3.48%
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class
	2015		0.65%	2.50%	6.67	7.54	394,036	2,810,603	-27.50%	-26.14%	4.25%
	2014		0.65%	2.50%	9.20	10.20	336,895	3,274,785	-20.63%	-19.15%	0.27%
	2013		0.65%	2.50%	11.59	12.62	288,585	3,496,992	-16.82%	-15.27%	1.63%
	2012		0.65%	2.50%	13.93	14.89	231,047	3,332,645	2.53%	4.44%	2.63%
	2011		0.65%	2.50%	13.78	14.26	95,026	1,322,824	-9.33%	-8.14%	14.47%
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class
	2015		1.10%	1.10%	9.24	9.24	2,108	19,477	-3.40%	-3.40%	5.13%
	2014	10/1/14	1.10%	1.25%	9.56	9.56	7,674	73,324	-4.61%	-4.37%	1.33%
PIMCO VIT Unconstrained Bond Portfolio Advisor Class
	2015		1.10%	1.50%	9.72	9.74	39,241	380,824	-3.00%	-2.86%	3.70%
	2014	10/31/14	1.10%	1.25%	10.02	10.03	5,639	56,518	-0.35%	-0.33%	0.25%
Putnam VT Absolute Return 500 Fund Class IB
	2015	1/5/15	1.10%	1.25%	10.03	10.05	1,027	10,315	-2.74%	-1.52%	0.04%
Putnam VT Global Health Care Fund Class IB
	2015		1.10%	3.00%	20.70	29.22	27,028	448,423	4.60%	6.29%	0.00%
	2014		1.40%	3.00%	19.79	27.54	9,935	230,990	23.88%	25.87%	0.24%
	2013		1.40%	3.00%	18.44	21.93	9,343	174,609	39.28%	39.70%	0.95%
	2012		1.40%	1.70%	13.24	15.73	7,832	107,116	20.21%	20.57%	1.31%
	2011		1.40%	1.70%	11.01	13.07	6,602	75,661	-2.84%	-2.55%	0.84%
Putnam VT Growth & Income Fund Class IB
	2015		1.40%	3.00%	14.35	18.68	1,133	19,001	-10.26%	-8.81%	1.77%
	2014		1.40%	3.00%	15.99	20.78	1,489	26,783	7.46%	9.20%	1.35%
	2013		1.40%	3.00%	16.93	19.29	1,576	26,281	31.94%	33.80%	1.54%
	2012		1.40%	2.80%	12.66	14.62	944	13,047	15.85%	17.48%	2.81%
	2011		1.40%	2.80%	10.77	13.17	4,382	56,120	-6.16%	-5.97%	1.22%
Putnam VT Income Fund Class IB
	2015	8/17/15	1.10%	1.25%	9.58	9.59	11,122	106,586	-2.90%	-0.93%	0.00%
Templeton Foreign VIP Fund Class 4
	2015		1.10%	1.10%	7.98	7.98	4,208	33,587	-7.68%	-7.68%	3.17%
	2014	10/1/14	1.10%	1.10%	8.64	8.64	3,994	34,531	-7.76%	-7.76%	0.00%
Templeton Global Bond VIP Fund Class 2
	2015		0.60%	3.00%	10.07	17.81	555,491	9,346,619	-7.13%	-4.93%	7.85%
	2014		0.65%	3.00%	10.84	18.85	607,173	10,833,236	-1.18%	1.17%	5.10%
	2013		0.65%	3.00%	11.01	18.74	628,352	11,218,740	-1.33%	0.97%	4.79%
	2012		0.65%	2.95%	12.95	18.68	722,341	12,980,353	11.72%	14.32%	6.49%
	2011		0.65%	2.95%	14.84	16.43	931,664	14,854,367	-3.61%	-1.51%	5.64%
Templeton Global Bond VIP Fund Class 4
	2015		1.10%	1.25%	9.35	9.38	40,024	375,142	-5.58%	-5.44%	4.14%
	2014	9/19/14	1.10%	1.25%	9.91	9.92	3,780	37,486	-2.52%	-1.56%	0.00%
Templeton Growth VIP Fund Class 2
	2015		1.25%	2.80%	9.60	19.47	145,588	2,296,627	-9.07%	-7.65%	2.57%
	2014		1.25%	2.80%	10.55	21.15	162,686	2,817,073	-5.47%	-4.02%	1.35%
	2013		1.25%	2.75%	11.16	22.12	192,736	3,489,164	27.26%	29.20%	2.68%
	2012		1.25%	2.75%	8.77	17.18	243,987	3,433,882	17.77%	19.56%	2.08%
	2011		1.25%	2.75%	8.70	14.42	326,845	3,889,903	-9.32%	-8.13%	1.34%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Transparent Value Directional Allocation VI Portfolio Class II
	2015		1.10%	1.10%	$9.54	$9.54	6,828	$65,141	-3.83%	-3.83%	0.00%
	2014	11/17/14	1.10%	1.10%	9.92	9.92	397	3,944	-2.63%	-2.63%	0.00%
UIF Global Infrastructure Portfolio Class II
	2015		1.10%	1.25%	8.97	8.99	6,399	57,493	-14.96%	-14.81%	1.99%
	2014	9/2/14	1.10%	1.25%	10.55	10.56	1,163	12,276	-2.62%	1.83%	0.00%
Van Eck VIP Global Hard Assets Fund Class S
	2015		1.10%	1.25%	4.94	4.94	4,408	21,785	-34.35%	-34.35%	0.02%
	2014	12/4/14	1.10%	1.10%	7.53	7.53	1,331	10,022	-3.18%	-3.18%	0.00%
Virtus VIT Equity Trend Series Class A
	2015		1.10%	1.10%	8.82	8.82	1,695	14,974	-10.32%	-10.32%	0.00%
	2014	10/31/14	1.10%	1.10%	9.84	9.84	1,994	19,633	-1.38%	-1.38%	0.00%
Virtus VIT Multi-Sector Fixed Income Series Class A
	2015		1.10%	1.50%	9.47	9.49	15,108	143,057	-2.48%	-2.34%	6.38%
	2014	10/1/14	1.10%	1.25%	9.71	9.72	3,154	30,642	-2.44%	-2.43%	4.74%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2015:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class B	$263,660	$518,538
AB VPS Large Cap Growth Portfolio Class B	68,832	87,042
AB VPS Small/Mid Cap Value Portfolio Class B	2,514,224	2,115,734
Alps|Alerian Energy Infrastructure Portfolio Class III	128,178	7,856
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	20,185	—
Alps|Stadion Tactical Defensive Portfolio Class III	19,389	300
Alps|Stadion Tactical Growth Portfolio Class III	12,500	—
American Funds Asset Allocation Fund Class 4	1,881,127	109,724
American Funds Blue Chip Income and Growth Fund Class 1	124,524	11,304
American Funds Blue Chip Income and Growth Fund Class 4	348,264	4,601
American Funds Bond Fund Class 1	4,303	1,258
American Funds Capital Income Builder Fund Class 1	21,553	20
American Funds Capital Income Builder Fund Class 4	736,933	26,869
American Funds Global Bond Fund Class 1	12,547	351
American Funds Global Growth Fund Class 2	2,746,797	2,412,931
American Funds Global Growth Fund Class 4	331,848	3,657
American Funds Global Growth and Income Fund Class 1	10,302	745
American Funds Global Small Capitalization Fund Class 1	4,212	—
American Funds Global Small Capitalization Fund Class 2	1,073,762	1,813,471
American Funds Global Small Capitalization Fund Class 4	204,162	893
American Funds Growth Fund Class 1	13,765	—
American Funds Growth Fund Class 2	14,331,117	11,535,575
American Funds Growth Fund Class 4	1,041,819	21,804
American Funds Growth-Income Fund Class 1	60,810	4,130
American Funds Growth-Income Fund Class 2	11,788,666	10,376,690
American Funds Growth-Income Fund Class 4	1,103,960	29,129
American Funds High-Income Bond Fund Class 1	6,288	—
American Funds International Fund Class 1	77,562	5,268
American Funds International Fund Class 2	2,877,508	3,855,168
American Funds International Fund Class 4	385,042	19,158
American Funds International Growth and Income Fund Class 1	6,097	—
American Funds Managed Risk Asset Allocation Fund Class P1	6,758	—
American Funds Managed Risk Asset Allocation Fund Class P2	3,606,599	174,504
American Funds Mortgage Fund Class 4	20,373	57
American Funds New World Fund Class 1	19,854	1,907
American Funds New World Fund Class 4	414,144	111,044
BlackRock Global Allocation V.I. Fund Class I	22,713	71
BlackRock Global Allocation V.I. Fund Class III	10,533,140	7,597,363
BlackRock iShares Alternative Strategies V.I. Fund Class III	6,608	—
ClearBridge Variable Aggressive Growth Portfolio Class II	130,640	2,446
ClearBridge Variable Mid Cap Core Portfolio Class II	1,393,747	1,307,122
Delaware VIP Diversified Income Series Standard Class	67,154	6,231
Delaware VIP Diversified Income Series Service Class	15,200,419	10,373,999
Delaware VIP Emerging Markets Series Service Class	2,208,873	2,128,999
Delaware VIP High Yield Series Standard Class	41,088	156,171
Delaware VIP High Yield Series Service Class	1,231,484	3,068,357
Delaware VIP Limited-Term Diversified Income Series Standard Class	2,004	727
Delaware VIP Limited-Term Diversified Income Series Service Class	4,074,921	6,130,895
Delaware VIP REIT Series Standard Class	11,235	27,372
Delaware VIP REIT Series Service Class	1,808,422	3,826,288
Delaware VIP Small Cap Value Series Standard Class	79,930	47,012
Delaware VIP Small Cap Value Series Service Class	2,662,107	2,982,001
Delaware VIP Smid Cap Growth Series Standard Class	50,135	28,086
Delaware VIP Smid Cap Growth Series Service Class	2,705,869	2,564,333
Delaware VIP U.S. Growth Series Service Class	2,042,936	1,460,517
Delaware VIP Value Series Standard Class	3,514	15,859
Delaware VIP Value Series Service Class	1,580,614	2,483,552
Deutsche Alternative Asset Allocation VIP Portfolio A	16,663	94

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Deutsche Alternative Asset Allocation VIP Portfolio B	$1,184,882	$600,097
Deutsche Equity 500 Index VIP Portfolio A	103,159	207,674
Deutsche Small Cap Index VIP Portfolio A	32,955	56,330
Eaton Vance VT Floating-Rate Income Fund Initial Class	366,476	12,325
Fidelity VIP Contrafund Portfolio Service Class 2	8,535,734	6,019,675
Fidelity VIP Growth Portfolio Initial Class	7,975	6,259
Fidelity VIP Growth Portfolio Service Class 2	2,934,508	3,855,507
Fidelity VIP Mid Cap Portfolio Service Class 2	6,673,932	5,210,276
Fidelity VIP Strategic Income Portfolio Service Class 2	92,192	727
First Trust Multi Income Allocation Portfolio Class I	61,801	112
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	415,438	6,122
Franklin Founding Funds Allocation VIP Fund Class 4	242,186	3,969
Franklin Income VIP Fund Class 2	6,348,986	5,127,126
Franklin Income VIP Fund Class 4	993,488	681,280
Franklin Mutual Shares VIP Fund Class 2	2,786,631	2,681,546
Franklin Mutual Shares VIP Fund Class 4	630,481	156,435
Franklin Rising Dividends VIP Fund Class 4	314,284	6,355
Franklin Small Cap Value VIP Fund Class 4	51,635	1,120
Franklin Small-Mid Cap Growth VIP Fund Class 4	103,251	885
Goldman Sachs VIT Large Cap Value Fund Service Class	277,381	137,643
Goldman Sachs VIT Money Market Fund Service Class	1,029,876	1,261,794
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	60,755	5,964
Goldman Sachs VIT Strategic Income Fund Advisor Class	35,231	811
Guggenheim Long Short Equity Fund	98,799	8,257
Guggenheim Multi-Hedge Strategies Fund	71,760	6,046
Hartford Capital Appreciation HLS Fund Class IC	197,833	3,085
Huntington VA Dividend Capture Fund	1,423	21,301
Invesco V.I. American Franchise Fund Series I	323	31,210
Invesco V.I. American Franchise Fund Series II	131	1,500
Invesco V.I. Balanced-Risk Allocation Fund Series II	244,452	10,550
Invesco V.I. Comstock Fund Series II	47,901	311
Invesco V.I. Core Equity Fund Series I	29,541	32,295
Invesco V.I. Core Equity Fund Series II	103	794
Invesco V.I. Diversified Dividend Fund Series II	108,503	1,488
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	673,670	3,492
Invesco V.I. Equity and Income Fund Series II	511,879	2,784
Invesco V.I. International Growth Fund Series I	7,753	13,169
Invesco V.I. International Growth Fund Series II	915,002	202,985
Ivy Funds VIP Asset Strategy Portfolio Class A	279,576	12,101
Ivy Funds VIP Energy Portfolio Class A	11,344	4
Ivy Funds VIP High Income Portfolio Class A	177,528	10,149
Ivy Funds VIP Micro Cap Growth Portfolio Class A	2,292	250
Ivy Funds VIP Mid Cap Growth Portfolio Class A	140,243	1,075
Ivy Funds VIP Science and Technology Portfolio Class A	130,008	1,528
Janus Aspen Balanced Portfolio Service Shares	34,304	167,881
Janus Aspen Enterprise Portfolio Service Shares	136,051	132,595
Janus Aspen Global Research Portfolio Service Shares	3,471	505
JPMIT Global Allocation Portfolio Class 2	73,915	37,964
JPMIT Income Builder Portfolio Class 2	1,465	—
JPMIT Intrepid Mid Cap Portfolio Class 2	180,307	6,704
LVIP American Balanced Allocation Fund Standard Class	7,205	19
LVIP American Balanced Allocation Fund Service Class	1,519,763	363,397
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	10,165,851	2,573,293
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	6,932	—
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	1,965,429	45,577
LVIP American Global Growth Allocation Managed Risk Fund Service Class	8,053,209	970,411
LVIP American Global Growth Fund Service Class II	2,442,946	1,209,682
LVIP American Global Small Capitalization Fund Service Class II	333,157	582,159
LVIP American Growth Allocation Fund Service Class	212,870	2,348
LVIP American Growth Fund Service Class II	2,975,692	1,951,711
LVIP American Growth-Income Fund Service Class II	2,546,714	1,440,143

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP American Income Allocation Fund Standard Class	$61,435	$3,195
LVIP American International Fund Service Class II	1,610,587	1,027,672
LVIP American Preservation Fund Service Class	67,275	2,834
LVIP AQR Enhanced Global Strategies Fund Service Class	37,063	198
LVIP Baron Growth Opportunities Fund Service Class	2,022,120	2,087,879
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	1,521	4
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	6,990,880	1,517,607
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	14,151,238	3,293,019
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	29,740,533	4,908,705
LVIP BlackRock Inflation Protected Bond Fund Standard Class	30,539	64
LVIP BlackRock Inflation Protected Bond Fund Service Class	7,460,318	7,177,230
LVIP BlackRock Multi-Asset Income Fund Service Class	284,208	153,187
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	2,427,330	99,588
LVIP Clarion Global Real Estate Fund Service Class	1,611,573	1,556,843
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	4,260,073	67,006
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	4,522	234
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	6,038,144	739,635
LVIP Delaware Bond Fund Standard Class	376,695	826,147
LVIP Delaware Bond Fund Service Class	34,539,913	6,144,654
LVIP Delaware Diversified Floating Rate Fund Standard Class	26,923	92
LVIP Delaware Diversified Floating Rate Fund Service Class	7,366,167	7,024,721
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	8,343	165,845
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	101,083	337,941
LVIP Delaware Social Awareness Fund Standard Class	101,887	68,560
LVIP Delaware Social Awareness Fund Service Class	1,148,297	775,919
LVIP Delaware Special Opportunities Fund Service Class	559,269	836,785
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	5,288,558	3,884,095
LVIP Dimensional International Core Equity Fund Service Class	182,026	37,903
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	724,443	544,355
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	9,434,267	3,099,015
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	436,722	238,923
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	4,525	367
LVIP Dimensional/Vanguard Total Bond Fund Service Class	9,420,360	4,010,755
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	13,932	41
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	10,751,955	1,472,878
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	10,931	41
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	6,778	14,900
LVIP Global Conservative Allocation Managed Risk Fund Service Class	19,168,356	12,516,560
LVIP Global Growth Allocation Managed Risk Fund Standard Class	6,846	8
LVIP Global Growth Allocation Managed Risk Fund Service Class	70,873,891	19,980,192
LVIP Global Income Fund Service Class	7,557,643	4,744,124
LVIP Global Moderate Allocation Managed Risk Fund Service Class	79,998,431	21,609,096
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	7,650,223	244,353
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	4,661	149
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	4,514,669	3,603,259
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	7,257,778	2,933,380
LVIP JPMorgan High Yield Fund Service Class	2,246,734	2,224,075
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	10,702	88
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	11,423,256	3,379,576
LVIP Managed Risk Profile 2010 Fund Service Class	23,597	147,759
LVIP Managed Risk Profile 2020 Fund Service Class	14,506	36,736
LVIP Managed Risk Profile 2030 Fund Service Class	24,745	7,494
LVIP Managed Risk Profile 2040 Fund Service Class	28,650	976
LVIP MFS International Growth Fund Service Class	1,642,359	1,057,293
LVIP MFS International Growth Managed Volatility Fund Service Class	7,307,513	1,025,298
LVIP MFS Value Fund Service Class	2,904,199	2,915,452
LVIP Mondrian International Value Fund Standard Class	65,712	235,278
LVIP Mondrian International Value Fund Service Class	1,663,552	1,756,210
LVIP Money Market Fund Standard Class	171,105	1,278,046
LVIP Money Market Fund Service Class	7,746,083	7,882,352
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	1,499,613	218,538

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP PIMCO Low Duration Bond Fund Standard Class	$1,016	$—
LVIP PIMCO Low Duration Bond Fund Service Class	15,926,516	2,077,298
LVIP SSgA Bond Index Fund Standard Class	94,720	14,303
LVIP SSgA Bond Index Fund Service Class	7,047,568	5,972,093
LVIP SSgA Conservative Index Allocation Fund Service Class	1,481,046	920,123
LVIP SSgA Conservative Structured Allocation Fund Service Class	1,410,845	4,320,774
LVIP SSgA Developed International 150 Fund Service Class	2,369,551	1,136,865
LVIP SSgA Emerging Markets 100 Fund Standard Class	14,134	38
LVIP SSgA Emerging Markets 100 Fund Service Class	1,626,711	1,224,550
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	16,073,635	7,806,608
LVIP SSgA International Index Fund Service Class	1,476,949	2,078,969
LVIP SSgA International Managed Volatility Fund Service Class	4,327,288	535,004
LVIP SSgA Large Cap 100 Fund Service Class	5,314,901	3,924,283
LVIP SSgA Large Cap Managed Volatility Fund Service Class	9,823,719	1,783,843
LVIP SSgA Moderate Index Allocation Fund Service Class	5,660,194	2,241,618
LVIP SSgA Moderate Structured Allocation Fund Service Class	7,182,643	7,716,514
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	4,142,458	3,284,527
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	2,780,542	4,592,978
LVIP SSgA S&P 500 Index Fund Standard Class	65,245	291,451
LVIP SSgA S&P 500 Index Fund Service Class	7,866,433	6,552,880
LVIP SSgA Small-Cap Index Fund Standard Class	1,039	6
LVIP SSgA Small-Cap Index Fund Service Class	1,893,695	2,077,086
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	5,367	—
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	9,891,671	1,253,004
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	19,974	1,749
LVIP SSgA Small-Mid Cap 200 Fund Service Class	1,660,691	757,106
LVIP T. Rowe Price Growth Stock Fund Service Class	3,811,873	2,252,435
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	88,390	35,587
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	1,712,410	1,282,303
LVIP Templeton Growth Managed Volatility Fund Service Class	20,571,257	5,750,974
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	16,050,009	358,010
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	1,720	15,507
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	13,743,294	1,720,374
LVIP Vanguard Domestic Equity ETF Fund Standard Class	2,034	8
LVIP Vanguard Domestic Equity ETF Fund Service Class	1,975,308	1,600,523
LVIP Vanguard International Equity ETF Fund Service Class	2,447,175	1,428,805
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class	4,536	151
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	15,237,205	2,105,341
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	5,147,577	166,341
LVIP Wellington Capital Growth Fund Service Class	1,797,503	503,809
LVIP Wellington Mid-Cap Value Fund Service Class	729,576	1,417,660
Lord Abbett Series Fund Bond Debenture Portfolio Class VC	174,388	9,027
Lord Abbett Series Fund Developing Growth Portfolio Class VC	96,616	1,560
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC	7,891	3,808
Lord Abbett Series Fund Short Duration Income Portfolio Class VC	300,048	5,949
MFS VIT Core Equity Series Service Class	2,682	50,314
MFS VIT Growth Series Initial Class	3,696	49,339
MFS VIT Growth Series Service Class	771,224	529,206
MFS VIT Total Return Series Initial Class	24,089	75,134
MFS VIT Utilities Series Initial Class	46,772	46,919
MFS VIT Utilities Series Service Class	2,962,040	2,697,693
MFS VIT II Core Equity Portfolio Service Class	88,842	17,743
MFS VIT II International Value Series Service Class	505,371	17,691
NB AMT Mid Cap Intrinsic Value Portfolio I Class	174,549	663,864
Oppenheimer Global Fund/VA Service Shares	25,999	47,855
Oppenheimer International Growth Fund/VA Service Shares	140,959	4,407
Oppenheimer Main Street Small Cap Fund/VA Service Shares	45,064	1,286
PIMCO VIT All Asset All Authority Portfolio Advisor Class	86,278	59,480
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	1,237,020	587,791
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	23,071	70,908
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	359,458	15,475

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Putnam VT Absolute Return 500 Fund Class IB	$10,653	$81
Putnam VT Global Health Care Fund Class IB	245,483	19,008
Putnam VT Growth & Income Fund Class IB	947	6,676
Putnam VT Income Fund Class IB	116,842	7,957
Templeton Foreign VIP Fund Class 4	3,702	328
Templeton Global Bond VIP Fund Class 2	2,002,954	2,226,006
Templeton Global Bond VIP Fund Class 4	383,040	26,440
Templeton Growth VIP Fund Class 2	173,057	476,035
Transparent Value Directional Allocation VI Portfolio Class II	65,090	1,617
UIF Global Infrastructure Portfolio Class II	63,530	949
Van Eck VIP Global Hard Assets Fund Class S	22,021	880
Virtus VIT Equity Trend Series Class A	6,991	9,954
Virtus VIT Multi-Sector Fixed Income Series Class A	131,157	11,014

5. Investments

The following is a summary of investments owned at December 31, 2015:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class B	85,556	$21.71	$1,857,417	$1,535,519
AB VPS Large Cap Growth Portfolio Class B	9,159	47.77	437,509	248,284
AB VPS Small/Mid Cap Value Portfolio Class B	521,854	17.15	8,949,804	9,575,918
Alps|Alerian Energy Infrastructure Portfolio Class III	13,224	7.10	93,892	142,760
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	1,961	10.32	20,237	20,185
Alps|Stadion Tactical Defensive Portfolio Class III	3,461	9.62	33,291	36,395
Alps|Stadion Tactical Growth Portfolio Class III	1,310	9.51	12,461	12,500
American Funds Asset Allocation Fund Class 4	83,921	20.40	1,711,987	1,795,442
American Funds Blue Chip Income and Growth Fund Class 1	7,710	12.62	97,304	112,263
American Funds Blue Chip Income and Growth Fund Class 4	36,150	12.53	452,958	509,558
American Funds Bond Fund Class 1	2,149	10.70	22,998	24,055
American Funds Capital Income Builder Fund Class 1	2,173	9.40	20,423	21,531
American Funds Capital Income Builder Fund Class 4	89,371	9.38	838,300	881,218
American Funds Global Bond Fund Class 1	1,606	11.01	17,681	18,838
American Funds Global Growth Fund Class 2	519,639	26.19	13,609,349	12,057,067
American Funds Global Growth Fund Class 4	13,310	26.16	348,190	360,879
American Funds Global Growth and Income Fund Class 1	3,581	12.35	44,227	46,710
American Funds Global Small Capitalization Fund Class 1	284	24.41	6,934	7,502
American Funds Global Small Capitalization Fund Class 2	393,302	23.90	9,399,925	8,223,099
American Funds Global Small Capitalization Fund Class 4	7,883	24.11	190,070	206,674
American Funds Growth Fund Class 1	307	68.02	20,881	23,024
American Funds Growth Fund Class 2	899,734	67.69	60,902,985	53,304,944
American Funds Growth Fund Class 4	17,895	67.26	1,203,627	1,293,533
American Funds Growth-Income Fund Class 1	1,442	45.40	65,483	74,036
American Funds Growth-Income Fund Class 2	1,370,263	45.04	61,716,645	53,851,489
American Funds Growth-Income Fund Class 4	28,359	44.82	1,271,074	1,434,864
American Funds High-Income Bond Fund Class 1	1,068	9.19	9,813	11,457
American Funds International Fund Class 1	4,454	18.08	80,522	93,018
American Funds International Fund Class 2	1,377,816	18.02	24,828,235	25,196,469
American Funds International Fund Class 4	31,574	17.93	566,122	620,700
American Funds International Growth and Income Fund Class 1	665	14.72	9,782	11,175
American Funds Managed Risk Asset Allocation Fund Class P1	573	11.72	6,715	6,758
American Funds Managed Risk Asset Allocation Fund Class P2	296,410	11.71	3,470,960	3,570,465
American Funds Mortgage Fund Class 4	2,397	10.52	25,218	25,357
American Funds New World Fund Class 1	1,205	18.87	22,744	25,627
American Funds New World Fund Class 4	17,496	18.69	326,999	357,748
BlackRock Global Allocation V.I. Fund Class I	1,338	15.09	20,185	22,638
BlackRock Global Allocation V.I. Fund Class III	4,381,286	13.04	57,131,974	63,169,673
BlackRock iShares Alternative Strategies V.I. Fund Class III	645	9.78	6,304	6,608

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
ClearBridge Variable Aggressive Growth Portfolio Class II	5,792	$25.95	$150,291	$173,926
ClearBridge Variable Mid Cap Core Portfolio Class II	42,445	17.87	758,486	817,781
Delaware VIP Diversified Income Series Standard Class	6,818	10.29	70,161	73,869
Delaware VIP Diversified Income Series Service Class	7,166,975	10.22	73,246,487	76,218,613
Delaware VIP Emerging Markets Series Service Class	896,117	16.21	14,526,051	17,096,776
Delaware VIP High Yield Series Standard Class	79,583	4.89	389,161	441,509
Delaware VIP High Yield Series Service Class	1,536,824	4.87	7,484,332	8,581,415
Delaware VIP Limited-Term Diversified Income Series Standard Class	1,175	9.78	11,493	11,622
Delaware VIP Limited-Term Diversified Income Series Service Class	3,953,918	9.72	38,432,088	39,128,043
Delaware VIP REIT Series Standard Class	40,999	15.89	651,470	510,835
Delaware VIP REIT Series Service Class	756,996	15.86	12,005,957	9,541,175
Delaware VIP Small Cap Value Series Standard Class	18,774	33.72	633,059	560,007
Delaware VIP Small Cap Value Series Service Class	497,273	33.58	16,698,441	16,071,161
Delaware VIP Smid Cap Growth Series Standard Class	14,305	29.79	426,133	336,485
Delaware VIP Smid Cap Growth Series Service Class	350,044	28.56	9,997,248	8,852,187
Delaware VIP U.S. Growth Series Service Class	513,994	13.07	6,717,900	5,484,252
Delaware VIP Value Series Standard Class	2,488	28.64	71,250	43,037
Delaware VIP Value Series Service Class	338,146	28.56	9,657,450	7,383,047
Deutsche Alternative Asset Allocation VIP Portfolio A	1,230	12.60	15,503	16,564
Deutsche Alternative Asset Allocation VIP Portfolio B	308,799	12.59	3,887,789	4,189,255
Deutsche Equity 500 Index VIP Portfolio A	75,070	19.40	1,456,361	1,027,670
Deutsche Small Cap Index VIP Portfolio A	22,166	15.18	336,477	297,797
Eaton Vance VT Floating-Rate Income Fund Initial Class	38,794	8.80	341,390	358,876
Fidelity VIP Contrafund Portfolio Service Class 2	1,359,688	33.26	45,223,226	38,355,633
Fidelity VIP Growth Portfolio Initial Class	3,743	65.75	246,122	132,792
Fidelity VIP Growth Portfolio Service Class 2	117,833	65.01	7,660,302	5,902,673
Fidelity VIP Mid Cap Portfolio Service Class 2	1,002,743	31.83	31,917,297	31,776,489
Fidelity VIP Strategic Income Portfolio Service Class 2	8,445	10.52	88,839	91,455
First Trust Multi Income Allocation Portfolio Class I	6,776	9.86	66,813	67,718
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	52,166	11.94	622,866	645,153
Franklin Founding Funds Allocation VIP Fund Class 4	63,074	6.87	433,318	474,054
Franklin Income VIP Fund Class 2	2,137,160	14.20	30,347,666	32,638,429
Franklin Income VIP Fund Class 4	38,139	14.49	552,631	600,598
Franklin Mutual Shares VIP Fund Class 2	913,491	19.20	17,539,029	16,434,631
Franklin Mutual Shares VIP Fund Class 4	21,026	19.32	406,222	482,803
Franklin Rising Dividends VIP Fund Class 4	13,468	24.81	334,153	369,089
Franklin Small Cap Value VIP Fund Class 4	2,900	17.96	52,088	59,879
Franklin Small-Mid Cap Growth VIP Fund Class 4	6,190	18.23	112,849	119,671
Goldman Sachs VIT Large Cap Value Fund Service Class	159,365	9.39	1,496,434	1,643,045
Goldman Sachs VIT Money Market Fund Service Class	326,697	1.00	326,698	326,698
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	17,290	9.12	157,689	169,850
Goldman Sachs VIT Strategic Income Fund Advisor Class	5,909	9.24	54,597	57,047
Guggenheim Long Short Equity Fund	14,025	15.27	214,161	212,654
Guggenheim Multi-Hedge Strategies Fund	4,005	24.09	96,484	95,294
Hartford Capital Appreciation HLS Fund Class IC	4,860	44.21	214,855	239,172
Huntington VA Dividend Capture Fund	2,237	12.16	27,199	24,282
Invesco V.I. American Franchise Fund Series I	1,891	57.30	108,378	70,876
Invesco V.I. American Franchise Fund Series II	385	55.85	21,482	14,097
Invesco V.I. Balanced-Risk Allocation Fund Series II	28,140	10.08	283,650	308,582
Invesco V.I. Comstock Fund Series II	2,983	17.51	52,238	56,751
Invesco V.I. Core Equity Fund Series I	4,436	33.84	150,114	125,397
Invesco V.I. Core Equity Fund Series II	26	33.40	854	704
Invesco V.I. Diversified Dividend Fund Series II	5,262	23.16	121,867	122,975
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	39,022	15.44	602,505	712,391
Invesco V.I. Equity and Income Fund Series II	27,266	16.16	440,619	508,883
Invesco V.I. International Growth Fund Series I	1,824	33.49	61,082	36,308
Invesco V.I. International Growth Fund Series II	26,150	33.04	864,007	893,798
Ivy Funds VIP Asset Strategy Portfolio Class A	50,345	8.30	418,054	514,703
Ivy Funds VIP Energy Portfolio Class A	2,148	5.04	10,828	13,813
Ivy Funds VIP High Income Portfolio Class A	52,417	3.35	175,666	190,404
Ivy Funds VIP Micro Cap Growth Portfolio Class A	292	20.62	6,018	6,300

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Ivy Funds VIP Mid Cap Growth Portfolio Class A	14,566	$9.42	$137,241	$154,149
Ivy Funds VIP Science and Technology Portfolio Class A	7,024	22.96	161,245	169,271
Janus Aspen Balanced Portfolio Service Shares	21,619	31.61	683,382	601,226
Janus Aspen Enterprise Portfolio Service Shares	7,184	54.67	392,707	274,205
Janus Aspen Global Research Portfolio Service Shares	332	39.53	13,133	10,017
JPMIT Global Allocation Portfolio Class 2	2,297	14.45	33,197	34,911
JPMIT Income Builder Portfolio Class 2	149	9.63	1,435	1,465
JPMIT Intrepid Mid Cap Portfolio Class 2	9,035	19.36	174,922	195,323
LVIP American Balanced Allocation Fund Standard Class	542	11.89	6,445	7,184
LVIP American Balanced Allocation Fund Service Class	89,652	11.89	1,065,963	1,141,809
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	1,039,062	10.71	11,125,237	11,573,253
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	631	10.50	6,627	6,932
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	192,364	10.50	2,020,019	2,175,089
LVIP American Global Growth Allocation Managed Risk Fund Service Class	776,058	10.80	8,383,756	9,002,540
LVIP American Global Growth Fund Service Class II	270,378	17.09	4,621,306	4,338,204
LVIP American Global Small Capitalization Fund Service Class II	192,655	15.43	2,973,248	2,552,496
LVIP American Growth Allocation Fund Service Class	18,942	12.26	232,290	249,808
LVIP American Growth Fund Service Class II	688,638	19.68	13,553,771	10,841,774
LVIP American Growth-Income Fund Service Class II	653,498	19.03	12,437,366	10,174,499
LVIP American Income Allocation Fund Standard Class	5,081	11.05	56,134	58,565
LVIP American International Fund Service Class II	495,989	13.12	6,504,894	6,315,766
LVIP American Preservation Fund Service Class	7,003	9.76	68,311	69,530
LVIP AQR Enhanced Global Strategies Fund Service Class	3,427	10.29	35,251	36,858
LVIP Baron Growth Opportunities Fund Service Class	244,350	41.06	10,033,508	9,029,815
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	147	7.80	1,149	1,516
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	1,864,182	7.81	14,551,806	17,661,132
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	2,426,641	16.61	40,313,780	41,282,842
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	7,455,518	9.46	70,514,284	77,941,304
LVIP BlackRock Inflation Protected Bond Fund Standard Class	2,984	9.94	29,651	30,474
LVIP BlackRock Inflation Protected Bond Fund Service Class	4,909,979	9.91	48,672,625	53,023,495
LVIP BlackRock Multi-Asset Income Fund Service Class	25,608	9.01	230,624	247,491
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	244,447	9.08	2,219,090	2,317,831
LVIP Clarion Global Real Estate Fund Service Class	774,856	9.22	7,143,398	6,216,008
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	439,656	9.29	4,084,842	4,187,834
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	412	9.91	4,088	4,283
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	827,567	9.91	8,204,498	8,548,957
LVIP Delaware Bond Fund Standard Class	429,778	13.59	5,840,678	5,727,027
LVIP Delaware Bond Fund Service Class	8,539,921	13.59	116,048,990	118,597,272
LVIP Delaware Diversified Floating Rate Fund Standard Class	3,487	9.82	34,258	35,122
LVIP Delaware Diversified Floating Rate Fund Service Class	4,008,965	9.82	39,380,058	40,629,287
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	10,391	14.87	154,554	143,459
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	123,074	14.86	1,829,374	1,622,705
LVIP Delaware Social Awareness Fund Standard Class	12,070	40.03	483,126	383,858
LVIP Delaware Social Awareness Fund Service Class	97,927	39.90	3,907,391	3,585,361
LVIP Delaware Special Opportunities Fund Service Class	69,247	38.34	2,655,011	2,629,489
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	1,314,567	8.94	11,753,539	12,848,798
LVIP Dimensional International Core Equity Fund Service Class	15,852	8.99	142,464	144,897
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	43,460	37.45	1,627,518	1,538,360
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	1,707,656	12.92	22,054,384	22,784,362
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	20,541	9.36	192,355	196,422
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	393	10.37	4,076	4,157
LVIP Dimensional/Vanguard Total Bond Fund Service Class	3,016,374	10.37	31,291,869	31,761,058
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	1,305	9.26	12,083	13,887
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	1,467,985	9.26	13,596,470	14,957,459
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	1,072	9.48	10,164	10,888
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	14,468	13.19	190,801	207,934
LVIP Global Conservative Allocation Managed Risk Fund Service Class	7,124,002	13.19	93,929,962	95,980,773
LVIP Global Growth Allocation Managed Risk Fund Standard Class	519	12.71	6,598	6,838
LVIP Global Growth Allocation Managed Risk Fund Service Class	33,447,551	12.71	425,252,158	433,268,355
LVIP Global Income Fund Service Class	2,758,412	10.84	29,909,465	31,773,450
LVIP Global Moderate Allocation Managed Risk Fund Service Class	30,587,778	13.34	408,040,961	412,471,250

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	894,087	$9.66	$8,640,459	$9,102,506
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	442	9.31	4,115	4,510
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	679,607	9.31	6,327,144	6,901,292
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	1,744,028	11.70	20,401,644	21,765,443
LVIP JPMorgan High Yield Fund Service Class	750,128	10.03	7,520,783	8,262,525
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	1,300	14.30	18,588	19,692
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	1,979,197	14.20	28,108,551	28,707,226
LVIP Managed Risk Profile 2010 Fund Service Class	29,549	11.38	336,124	303,107
LVIP Managed Risk Profile 2020 Fund Service Class	24,195	11.22	271,472	217,487
LVIP Managed Risk Profile 2030 Fund Service Class	29,776	10.93	325,450	289,881
LVIP Managed Risk Profile 2040 Fund Service Class	3,108	10.33	32,096	35,712
LVIP MFS International Growth Fund Service Class	404,054	13.72	5,543,218	5,387,604
LVIP MFS International Growth Managed Volatility Fund Service Class	1,366,411	9.31	12,726,757	13,392,485
LVIP MFS Value Fund Service Class	476,120	35.35	16,831,797	13,358,076
LVIP Mondrian International Value Fund Standard Class	65,742	15.78	1,037,545	1,094,889
LVIP Mondrian International Value Fund Service Class	684,142	15.78	10,793,705	11,651,210
LVIP Money Market Fund Standard Class	118,692	10.00	1,186,923	1,186,923
LVIP Money Market Fund Service Class	1,379,791	10.00	13,797,917	13,797,916
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	186,301	9.02	1,680,435	1,837,766
LVIP PIMCO Low Duration Bond Fund Standard Class	101	9.95	1,004	1,016
LVIP PIMCO Low Duration Bond Fund Service Class	1,744,030	9.95	17,353,103	17,531,759
LVIP SSgA Bond Index Fund Standard Class	7,005	11.16	78,194	80,597
LVIP SSgA Bond Index Fund Service Class	3,785,701	11.17	42,267,353	42,727,368
LVIP SSgA Conservative Index Allocation Fund Service Class	446,743	11.88	5,305,071	5,223,771
LVIP SSgA Conservative Structured Allocation Fund Service Class	788,267	11.26	8,879,036	8,839,733
LVIP SSgA Developed International 150 Fund Service Class	824,306	7.67	6,320,777	6,967,048
LVIP SSgA Emerging Markets 100 Fund Standard Class	1,473	7.33	10,793	14,089
LVIP SSgA Emerging Markets 100 Fund Service Class	865,909	7.33	6,346,249	8,646,539
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	6,603,176	10.84	71,591,634	75,170,068
LVIP SSgA International Index Fund Service Class	1,296,071	8.33	10,796,270	10,584,031
LVIP SSgA International Managed Volatility Fund Service Class	574,924	8.61	4,951,244	5,370,375
LVIP SSgA Large Cap 100 Fund Service Class	1,006,188	12.87	12,949,644	12,505,852
LVIP SSgA Large Cap Managed Volatility Fund Service Class	1,341,107	10.89	14,604,650	15,219,473
LVIP SSgA Moderate Index Allocation Fund Service Class	1,454,263	12.70	18,472,051	18,002,117
LVIP SSgA Moderate Structured Allocation Fund Service Class	4,441,379	11.86	52,670,319	51,262,808
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	852,385	12.82	10,923,309	10,481,588
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	1,772,124	12.03	21,322,191	20,504,238
LVIP SSgA S&P 500 Index Fund Standard Class	105,966	14.40	1,525,376	1,213,119
LVIP SSgA S&P 500 Index Fund Service Class	2,928,203	14.40	42,154,419	33,589,168
LVIP SSgA Small-Cap Index Fund Standard Class	37	24.64	913	1,033
LVIP SSgA Small-Cap Index Fund Service Class	519,143	24.64	12,793,231	11,399,329
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	768	10.32	7,926	8,674
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	1,644,938	10.32	16,982,338	18,390,617
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	1,979	11.70	23,160	29,097
LVIP SSgA Small-Mid Cap 200 Fund Service Class	389,585	11.70	4,556,583	5,063,287
LVIP T. Rowe Price Growth Stock Fund Service Class	443,905	32.66	14,498,836	11,217,200
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	6,301	21.10	132,933	119,341
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	302,421	20.44	6,181,487	5,246,351
LVIP Templeton Growth Managed Volatility Fund Service Class	1,721,701	29.77	51,261,915	56,317,823
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	1,606,978	9.51	15,279,145	15,662,399
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	4,291	31.55	135,379	83,180
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	805,172	31.01	24,967,576	23,603,773
LVIP Vanguard Domestic Equity ETF Fund Standard Class	134	14.44	1,931	2,026
LVIP Vanguard Domestic Equity ETF Fund Service Class	455,069	14.44	6,570,743	5,481,484
LVIP Vanguard International Equity ETF Fund Service Class	403,684	9.09	3,667,469	3,818,993
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class	370	11.08	4,102	4,383
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	2,833,284	11.08	31,395,624	32,936,008
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	532,542	9.76	5,197,075	5,475,175
LVIP Wellington Capital Growth Fund Service Class	115,669	38.39	4,440,522	3,704,607
LVIP Wellington Mid-Cap Value Fund Service Class	230,711	22.40	5,167,937	3,944,375
Lord Abbett Series Fund Bond Debenture Portfolio Class VC	18,829	11.14	209,750	230,292

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Lord Abbett Series Fund Developing Growth Portfolio Class VC	4,364	$22.27	$97,189	$111,010
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC	4,587	16.28	74,684	82,080
Lord Abbett Series Fund Short Duration Income Portfolio Class VC	22,151	14.45	320,083	330,601
MFS VIT Growth Series Initial Class	1,426	40.17	57,303	31,685
MFS VIT Growth Series Service Class	34,963	39.09	1,366,712	1,175,858
MFS VIT Total Return Series Initial Class	15,523	22.60	350,829	297,700
MFS VIT Utilities Series Initial Class	12,481	25.56	319,003	295,762
MFS VIT Utilities Series Service Class	459,559	25.15	11,557,912	12,637,897
MFS VIT II Core Equity Portfolio Service Class	3,005	21.10	63,398	70,950
MFS VIT II International Value Series Service Class	22,603	22.13	500,199	517,548
NB AMT Mid Cap Intrinsic Value Portfolio I Class	160,386	15.85	2,542,109	2,263,682
Oppenheimer Global Fund/VA Service Shares	5,884	37.59	221,176	186,082
Oppenheimer International Growth Fund/VA Service Shares	74,975	2.29	171,691	183,372
Oppenheimer Main Street Small Cap Fund/VA Service Shares	2,277	21.05	47,938	54,871
PIMCO VIT All Asset All Authority Portfolio Advisor Class	13,562	7.64	103,613	122,570
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	402,105	6.99	2,810,716	5,114,682
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	1,665	11.70	19,478	21,214
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	38,391	9.92	380,838	401,567
Putnam VT Absolute Return 500 Fund Class IB	998	10.34	10,315	10,571
Putnam VT Global Health Care Fund Class IB	22,322	20.09	448,442	396,161
Putnam VT Growth & Income Fund Class IB	801	23.73	19,002	17,198
Putnam VT Income Fund Class IB	9,534	11.18	106,590	108,887
Templeton Foreign VIP Fund Class 4	2,527	13.29	33,588	38,680
Templeton Global Bond VIP Fund Class 2	591,586	15.80	9,347,062	10,347,010
Templeton Global Bond VIP Fund Class 4	23,186	16.18	375,153	393,973
Templeton Growth VIP Fund Class 2	172,428	13.32	2,296,734	2,252,257
Transparent Value Directional Allocation VI Portfolio Class II	6,600	9.87	65,143	67,389
UIF Global Infrastructure Portfolio Class II	8,155	7.05	57,495	74,820
Van Eck VIP Global Hard Assets Fund Class S	1,332	16.35	21,786	31,093
Virtus VIT Equity Trend Series Class A	1,316	11.38	14,974	17,038
Virtus VIT Multi-Sector Fixed Income Series Class A	16,350	8.75	143,062	151,062

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	20,296	(34,287)	(13,991)
AB VPS Large Cap Growth Portfolio Class B	1,075	(4,333)	(3,258)
AB VPS Small/Mid Cap Value Portfolio Class B	33,003	(73,629)	(40,626)
Alps|Alerian Energy Infrastructure Portfolio Class III	13,265	(843)	12,422
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	2,203	—	2,203
Alps|Stadion Tactical Defensive Portfolio Class III	1,889	(1)	1,888
Alps|Stadion Tactical Growth Portfolio Class III	1,321	—	1,321
American Funds Asset Allocation Fund Class 4	173,051	(9,949)	163,102
American Funds Blue Chip Income and Growth Fund Class 1	7,083	(626)	6,457
American Funds Blue Chip Income and Growth Fund Class 4	28,197	(92)	28,105
American Funds Bond Fund Class 1	318	(113)	205
American Funds Capital Income Builder Fund Class 1	2,093	—	2,093
American Funds Capital Income Builder Fund Class 4	73,427	(1,747)	71,680
American Funds Global Bond Fund Class 1	1,190	(32)	1,158
American Funds Global Growth Fund Class 2	62,735	(102,019)	(39,284)
American Funds Global Growth Fund Class 4	29,201	(202)	28,999
American Funds Global Growth and Income Fund Class 1	673	(40)	633
American Funds Global Small Capitalization Fund Class 1	180	—	180
American Funds Global Small Capitalization Fund Class 2	15,920	(71,920)	(56,000)
American Funds Global Small Capitalization Fund Class 4	18,736	(9)	18,727
American Funds Growth Fund Class 1	435	—	435

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Growth Fund Class 2	32,780	(466,435)	(433,655)
American Funds Growth Fund Class 4	82,580	(2,077)	80,503
American Funds Growth-Income Fund Class 1	2,591	(202)	2,389
American Funds Growth-Income Fund Class 2	74,775	(464,659)	(389,884)
American Funds Growth-Income Fund Class 4	88,480	(1,595)	86,885
American Funds High-Income Bond Fund Class 1	499	—	499
American Funds International Fund Class 1	4,866	(322)	4,544
American Funds International Fund Class 2	50,071	(177,142)	(127,071)
American Funds International Fund Class 4	38,428	(1,552)	36,876
American Funds International Growth and Income Fund Class 1	489	—	489
American Funds Managed Risk Asset Allocation Fund Class P1	540	—	540
American Funds Managed Risk Asset Allocation Fund Class P2	290,549	(13,282)	277,267
American Funds Mortgage Fund Class 4	1,989	(1)	1,988
American Funds New World Fund Class 1	1,850	(183)	1,667
American Funds New World Fund Class 4	44,027	(12,056)	31,971
BlackRock Global Allocation V.I. Fund Class I	1,322	—	1,322
BlackRock Global Allocation V.I. Fund Class III	473,912	(493,737)	(19,825)
BlackRock iShares Alternative Strategies V.I. Fund Class III	671	—	671
ClearBridge Variable Aggressive Growth Portfolio Class II	10,101	(152)	9,949
ClearBridge Variable Mid Cap Core Portfolio Class II	125,174	(119,828)	5,346
Delaware VIP Diversified Income Series Standard Class	5,298	(468)	4,830
Delaware VIP Diversified Income Series Service Class	853,088	(636,259)	216,829
Delaware VIP Emerging Markets Series Service Class	125,562	(119,972)	5,590
Delaware VIP High Yield Series Standard Class	145	(6,934)	(6,789)
Delaware VIP High Yield Series Service Class	24,913	(138,458)	(113,545)
Delaware VIP Limited-Term Diversified Income Series Standard Class	157	(58)	99
Delaware VIP Limited-Term Diversified Income Series Service Class	353,393	(527,801)	(174,408)
Delaware VIP REIT Series Standard Class	205	(483)	(278)
Delaware VIP REIT Series Service Class	84,329	(151,097)	(66,768)
Delaware VIP Small Cap Value Series Standard Class	53	(983)	(930)
Delaware VIP Small Cap Value Series Service Class	30,061	(108,992)	(78,931)
Delaware VIP Smid Cap Growth Series Standard Class	651	(1,083)	(432)
Delaware VIP Smid Cap Growth Series Service Class	77,018	(92,007)	(14,989)
Delaware VIP U.S. Growth Series Service Class	78,526	(69,664)	8,862
Delaware VIP Value Series Standard Class	86	(787)	(701)
Delaware VIP Value Series Service Class	72,931	(107,585)	(34,654)
Deutsche Alternative Asset Allocation VIP Portfolio A	1,191	(3)	1,188
Deutsche Alternative Asset Allocation VIP Portfolio B	85,177	(45,753)	39,424
Deutsche Equity 500 Index VIP Portfolio A	287	(9,161)	(8,874)
Deutsche Small Cap Index VIP Portfolio A	15	(1,765)	(1,750)
Eaton Vance VT Floating-Rate Income Fund Initial Class	35,846	(1,036)	34,810
Fidelity VIP Contrafund Portfolio Service Class 2	184,622	(244,000)	(59,378)
Fidelity VIP Growth Portfolio Initial Class	—	(216)	(216)
Fidelity VIP Growth Portfolio Service Class 2	138,949	(225,162)	(86,213)
Fidelity VIP Mid Cap Portfolio Service Class 2	125,703	(229,111)	(103,408)
Fidelity VIP Strategic Income Portfolio Service Class 2	9,440	(66)	9,374
First Trust Multi Income Allocation Portfolio Class I	6,175	(1)	6,174
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	37,054	(186)	36,868
Franklin Founding Funds Allocation VIP Fund Class 4	23,550	—	23,550
Franklin Income VIP Fund Class 2	342,107	(325,528)	16,579
Franklin Income VIP Fund Class 4	101,571	(71,194)	30,377
Franklin Mutual Shares VIP Fund Class 2	71,449	(179,142)	(107,693)
Franklin Mutual Shares VIP Fund Class 4	57,183	(15,335)	41,848
Franklin Rising Dividends VIP Fund Class 4	27,554	(401)	27,153
Franklin Small Cap Value VIP Fund Class 4	4,941	(75)	4,866
Franklin Small-Mid Cap Growth VIP Fund Class 4	9,160	(34)	9,126
Goldman Sachs VIT Large Cap Value Fund Service Class	4,443	(6,288)	(1,845)
Goldman Sachs VIT Money Market Fund Service Class	104,402	(127,390)	(22,988)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	6,015	(502)	5,513
Goldman Sachs VIT Strategic Income Fund Advisor Class	3,531	(44)	3,487
Guggenheim Long Short Equity Fund	9,232	(602)	8,630

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim Multi-Hedge Strategies Fund	6,801	(503)	6,298
Hartford Capital Appreciation HLS Fund Class IC	16,688	(195)	16,493
Huntington VA Dividend Capture Fund	19	(1,515)	(1,496)
Invesco V.I. American Franchise Fund Series I	1	(3,641)	(3,640)
Invesco V.I. American Franchise Fund Series II	4	(82)	(78)
Invesco V.I. Balanced-Risk Allocation Fund Series II	20,433	(672)	19,761
Invesco V.I. Comstock Fund Series II	4,492	(3)	4,489
Invesco V.I. Core Equity Fund Series I	616	(2,519)	(1,903)
Invesco V.I. Core Equity Fund Series II	—	(46)	(46)
Invesco V.I. Diversified Dividend Fund Series II	10,008	(78)	9,930
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	54,016	(11)	54,005
Invesco V.I. Equity and Income Fund Series II	43,552	—	43,552
Invesco V.I. International Growth Fund Series I	436	(750)	(314)
Invesco V.I. International Growth Fund Series II	66,747	(12,521)	54,226
Ivy Funds VIP Asset Strategy Portfolio Class A	23,430	(817)	22,613
Ivy Funds VIP Energy Portfolio Class A	1,434	—	1,434
Ivy Funds VIP High Income Portfolio Class A	18,094	(1,008)	17,086
Ivy Funds VIP Micro Cap Growth Portfolio Class A	159	(18)	141
Ivy Funds VIP Mid Cap Growth Portfolio Class A	12,346	(26)	12,320
Ivy Funds VIP Science and Technology Portfolio Class A	12,180	(73)	12,107
Janus Aspen Balanced Portfolio Service Shares	59	(6,939)	(6,880)
Janus Aspen Enterprise Portfolio Service Shares	2,193	(3,523)	(1,330)
Janus Aspen Global Research Portfolio Service Shares	212	(17)	195
JPMIT Global Allocation Portfolio Class 2	7,506	(3,981)	3,525
JPMIT Income Builder Portfolio Class 2	150	—	150
JPMIT Intrepid Mid Cap Portfolio Class 2	15,469	(524)	14,945
LVIP American Balanced Allocation Fund Standard Class	513	—	513
LVIP American Balanced Allocation Fund Service Class	142,650	(35,670)	106,980
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	918,753	(236,129)	682,624
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	562	—	562
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	187,079	(3,353)	183,726
LVIP American Global Growth Allocation Managed Risk Fund Service Class	789,997	(97,228)	692,769
LVIP American Global Growth Fund Service Class II	115,548	(65,150)	50,398
LVIP American Global Small Capitalization Fund Service Class II	21,779	(35,331)	(13,552)
LVIP American Growth Allocation Fund Service Class	19,456	(36)	19,420
LVIP American Growth Fund Service Class II	128,358	(95,851)	32,507
LVIP American Growth-Income Fund Service Class II	102,308	(68,114)	34,194
LVIP American Income Allocation Fund Standard Class	4,901	(28)	4,873
LVIP American International Fund Service Class II	113,578	(69,432)	44,146
LVIP American Preservation Fund Service Class	6,784	(260)	6,524
LVIP AQR Enhanced Global Strategies Fund Service Class	3,398	—	3,398
LVIP Baron Growth Opportunities Fund Service Class	67,377	(105,876)	(38,499)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	143	—	143
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	793,686	(159,368)	634,318
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	1,126,484	(255,374)	871,110
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	2,654,633	(449,144)	2,205,489
LVIP BlackRock Inflation Protected Bond Fund Standard Class	2,742	—	2,742
LVIP BlackRock Inflation Protected Bond Fund Service Class	691,276	(647,725)	43,551
LVIP BlackRock Multi-Asset Income Fund Service Class	28,616	(15,713)	12,903
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	257,471	(16,492)	240,979
LVIP Clarion Global Real Estate Fund Service Class	160,656	(168,738)	(8,082)
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	448,159	(16,524)	431,635
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	427	(22)	405
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	585,274	(67,328)	517,946
LVIP Delaware Bond Fund Standard Class	14,337	(43,573)	(29,236)
LVIP Delaware Bond Fund Service Class	2,362,560	(426,408)	1,936,152
LVIP Delaware Diversified Floating Rate Fund Standard Class	2,553	—	2,553
LVIP Delaware Diversified Floating Rate Fund Service Class	738,644	(692,702)	45,942
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	2	(7,656)	(7,654)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	466	(17,223)	(16,757)
LVIP Delaware Social Awareness Fund Standard Class	1,710	(2,402)	(692)

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Delaware Social Awareness Fund Service Class	31,710	(33,979)	(2,269)
LVIP Delaware Special Opportunities Fund Service Class	24,058	(58,270)	(34,212)
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	533,003	(386,565)	146,438
LVIP Dimensional International Core Equity Fund Service Class	20,178	(4,266)	15,912
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	33,970	(32,418)	1,552
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	711,359	(217,447)	493,912
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	44,228	(23,705)	20,523
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	411	(32)	379
LVIP Dimensional/Vanguard Total Bond Fund Service Class	897,361	(369,645)	527,716
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	1,267	—	1,267
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	1,053,499	(154,037)	899,462
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	1,063	—	1,063
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	—	(732)	(732)
LVIP Global Conservative Allocation Managed Risk Fund Service Class	1,103,842	(763,909)	339,933
LVIP Global Growth Allocation Managed Risk Fund Standard Class	406	—	406
LVIP Global Growth Allocation Managed Risk Fund Service Class	5,020,360	(1,384,197)	3,636,163
LVIP Global Income Fund Service Class	594,036	(407,776)	186,260
LVIP Global Moderate Allocation Managed Risk Fund Service Class	5,202,810	(1,251,115)	3,951,695
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	760,192	(32,835)	727,357
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	449	(14)	435
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	447,767	(356,392)	91,375
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	682,744	(267,095)	415,649
LVIP JPMorgan High Yield Fund Service Class	144,030	(165,799)	(21,769)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	471	—	471
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	965,751	(261,336)	704,415
LVIP Managed Risk Profile 2010 Fund Service Class	22	(11,379)	(11,357)
LVIP Managed Risk Profile 2020 Fund Service Class	72	(2,730)	(2,658)
LVIP Managed Risk Profile 2030 Fund Service Class	—	(171)	(171)
LVIP Managed Risk Profile 2040 Fund Service Class	2,276	(61)	2,215
LVIP MFS International Growth Fund Service Class	173,494	(108,347)	65,147
LVIP MFS International Growth Managed Volatility Fund Service Class	780,332	(104,514)	675,818
LVIP MFS Value Fund Service Class	167,164	(203,197)	(36,033)
LVIP Mondrian International Value Fund Standard Class	1,667	(9,953)	(8,286)
LVIP Mondrian International Value Fund Service Class	90,868	(102,250)	(11,382)
LVIP Money Market Fund Standard Class	17,960	(125,779)	(107,819)
LVIP Money Market Fund Service Class	816,897	(815,869)	1,028
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	152,770	(22,104)	130,666
LVIP PIMCO Low Duration Bond Fund Standard Class	99	—	99
LVIP PIMCO Low Duration Bond Fund Service Class	1,594,318	(212,199)	1,382,119
LVIP SSgA Bond Index Fund Standard Class	8,428	(1,172)	7,256
LVIP SSgA Bond Index Fund Service Class	548,251	(479,081)	69,170
LVIP SSgA Conservative Index Allocation Fund Service Class	116,204	(71,684)	44,520
LVIP SSgA Conservative Structured Allocation Fund Service Class	93,723	(341,290)	(247,567)
LVIP SSgA Developed International 150 Fund Service Class	158,962	(100,245)	58,717
LVIP SSgA Emerging Markets 100 Fund Standard Class	824	—	824
LVIP SSgA Emerging Markets 100 Fund Service Class	129,347	(101,604)	27,743
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	1,175,903	(605,017)	570,886
LVIP SSgA International Index Fund Service Class	135,370	(202,244)	(66,874)
LVIP SSgA International Managed Volatility Fund Service Class	466,007	(58,710)	407,297
LVIP SSgA Large Cap 100 Fund Service Class	184,663	(209,367)	(24,704)
LVIP SSgA Large Cap Managed Volatility Fund Service Class	884,830	(164,893)	719,937
LVIP SSgA Moderate Index Allocation Fund Service Class	415,392	(154,606)	260,786
LVIP SSgA Moderate Structured Allocation Fund Service Class	434,048	(533,069)	(99,021)
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	307,301	(244,730)	62,571
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	160,670	(330,589)	(169,919)
LVIP SSgA S&P 500 Index Fund Standard Class	1,468	(16,563)	(15,095)
LVIP SSgA S&P 500 Index Fund Service Class	435,066	(378,819)	56,247
LVIP SSgA Small-Cap Index Fund Standard Class	39	—	39
LVIP SSgA Small-Cap Index Fund Service Class	110,994	(143,456)	(32,462)
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	488	—	488
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	957,352	(116,680)	840,672

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	943	(92)	851
LVIP SSgA Small-Mid Cap 200 Fund Service Class	49,393	(36,148)	13,245
LVIP T. Rowe Price Growth Stock Fund Service Class	213,621	(137,490)	76,131
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	2,803	(1,191)	1,612
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	52,974	(48,560)	4,414
LVIP Templeton Growth Managed Volatility Fund Service Class	2,066,928	(546,946)	1,519,982
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	1,640,618	(35,018)	1,605,600
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	109	(804)	(695)
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	848,246	(91,348)	756,898
LVIP Vanguard Domestic Equity ETF Fund Standard Class	125	—	125
LVIP Vanguard Domestic Equity ETF Fund Service Class	127,870	(102,587)	25,283
LVIP Vanguard International Equity ETF Fund Service Class	225,832	(134,505)	91,327
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class	381	(12)	369
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	1,337,600	(175,616)	1,161,984
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	514,063	(20,719)	493,344
LVIP Wellington Capital Growth Fund Service Class	80,194	(29,748)	50,446
LVIP Wellington Mid-Cap Value Fund Service Class	57,169	(103,532)	(46,363)
Lord Abbett Series Fund Bond Debenture Portfolio Class VC	16,206	(783)	15,423
Lord Abbett Series Fund Developing Growth Portfolio Class VC	8,387	(107)	8,280
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC	32	(139)	(107)
Lord Abbett Series Fund Short Duration Income Portfolio Class VC	29,458	(472)	28,986
MFS VIT Core Equity Series Service Class	—	(2,454)	(2,454)
MFS VIT Growth Series Initial Class	1	(3,828)	(3,827)
MFS VIT Growth Series Service Class	31,967	(20,901)	11,066
MFS VIT Total Return Series Initial Class	—	(3,488)	(3,488)
MFS VIT Utilities Series Initial Class	180	(1,606)	(1,426)
MFS VIT Utilities Series Service Class	61,753	(93,342)	(31,589)
MFS VIT II Core Equity Portfolio Service Class	4,374	(869)	3,505
MFS VIT II International Value Series Service Class	50,147	(1,294)	48,853
NB AMT Mid Cap Intrinsic Value Portfolio I Class	4,333	(26,165)	(21,832)
Oppenheimer Global Fund/VA Service Shares	330	(2,143)	(1,813)
Oppenheimer International Growth Fund/VA Service Shares	13,896	(350)	13,546
Oppenheimer Main Street Small Cap Fund/VA Service Shares	3,574	(91)	3,483
PIMCO VIT All Asset All Authority Portfolio Advisor Class	8,968	(6,858)	2,110
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	128,149	(71,008)	57,141
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	2,030	(7,596)	(5,566)
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	34,754	(1,152)	33,602
Putnam VT Absolute Return 500 Fund Class IB	1,027	—	1,027
Putnam VT Global Health Care Fund Class IB	17,737	(644)	17,093
Putnam VT Growth & Income Fund Class IB	36	(392)	(356)
Putnam VT Income Fund Class IB	11,907	(785)	11,122
Templeton Foreign VIP Fund Class 4	359	(145)	214
Templeton Global Bond VIP Fund Class 2	68,620	(120,302)	(51,682)
Templeton Global Bond VIP Fund Class 4	38,824	(2,580)	36,244
Templeton Growth VIP Fund Class 2	6,429	(23,527)	(17,098)
Transparent Value Directional Allocation VI Portfolio Class II	6,543	(112)	6,431
UIF Global Infrastructure Portfolio Class II	5,294	(58)	5,236
Van Eck VIP Global Hard Assets Fund Class S	3,190	(113)	3,077
Virtus VIT Equity Trend Series Class A	731	(1,030)	(299)
Virtus VIT Multi-Sector Fixed Income Series Class A	13,014	(1,060)	11,954

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2014, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	24,836	(17,655)	7,181
AB VPS Large Cap Growth Portfolio Class B	401	(12,327)	(11,926)
AB VPS Small/Mid Cap Value Portfolio Class B	24,904	(81,536)	(56,632)
Alps|Alerian Energy Infrastructure Portfolio Class III	2,553	—	2,553
Alps|Stadion Tactical Defensive Portfolio Class III	1,654	—	1,654
American Funds Asset Allocation Fund Class 4	2,895	—	2,895
American Funds Blue Chip Income and Growth Fund Class 4	15,250	—	15,250
American Funds Bond Fund Class 1	1,875	—	1,875
American Funds Capital Income Builder Fund Class 4	16,071	—	16,071
American Funds Global Bond Fund Class 1	671	(60)	611
American Funds Global Growth Fund Class 2	33,977	(104,328)	(70,351)
American Funds Global Growth Fund Class 4	3,096	—	3,096
American Funds Global Growth and Income Fund Class 1	2,631	—	2,631
American Funds Global Small Capitalization Fund Class 1	180	(16)	164
American Funds Global Small Capitalization Fund Class 2	27,322	(96,627)	(69,305)
American Funds Global Small Capitalization Fund Class 4	345	—	345
American Funds Growth Fund Class 1	453	(41)	412
American Funds Growth Fund Class 2	14,950	(693,741)	(678,791)
American Funds Growth Fund Class 4	26,061	—	26,061
American Funds Growth-Income Fund Class 1	869	(78)	791
American Funds Growth-Income Fund Class 2	36,370	(645,131)	(608,761)
American Funds Growth-Income Fund Class 4	32,526	—	32,526
American Funds High-Income Bond Fund Class 1	457	(40)	417
American Funds International Fund Class 1	1,258	—	1,258
American Funds International Fund Class 2	59,781	(294,833)	(235,052)
American Funds International Fund Class 4	26,251	—	26,251
American Funds International Growth and Income Fund Class 1	442	(39)	403
American Funds Managed Risk Asset Allocation Fund Class P2	11,932	(7)	11,925
American Funds Mortgage Fund Class 4	491	—	491
American Funds New World Fund Class 1	724	(22)	702
American Funds New World Fund Class 4	5,725	—	5,725
BlackRock Global Allocation V.I. Fund Class III	481,297	(424,127)	57,170
ClearBridge Variable Aggressive Growth Portfolio Class II	3,972	(10)	3,962
ClearBridge Variable Mid Cap Core Portfolio Class II	89,057	(22,989)	66,068
Delaware VIP Diversified Income Series Standard Class	985	(88)	897
Delaware VIP Diversified Income Series Service Class	986,448	(180,552)	805,896
Delaware VIP Emerging Markets Series Service Class	115,422	(119,314)	(3,892)
Delaware VIP High Yield Series Standard Class	82	(11,304)	(11,222)
Delaware VIP High Yield Series Service Class	15,335	(124,191)	(108,856)
Delaware VIP Limited-Term Diversified Income Series Standard Class	899	—	899
Delaware VIP Limited-Term Diversified Income Series Service Class	1,185,134	(311,034)	874,100
Delaware VIP REIT Series Standard Class	19	(6,554)	(6,535)
Delaware VIP REIT Series Service Class	50,733	(93,795)	(43,062)
Delaware VIP Small Cap Value Series Standard Class	1,472	(6,404)	(4,932)
Delaware VIP Small Cap Value Series Service Class	36,599	(100,372)	(63,773)
Delaware VIP Smid Cap Growth Series Standard Class	1,099	(6,300)	(5,201)
Delaware VIP Smid Cap Growth Series Service Class	51,435	(77,019)	(25,584)
Delaware VIP U.S. Growth Series Service Class	44,357	(39,295)	5,062
Delaware VIP Value Series Standard Class	—	(1,663)	(1,663)
Delaware VIP Value Series Service Class	57,647	(118,249)	(60,602)
Deutsche Alternative Asset Allocation VIP Portfolio B	77,811	(31,691)	46,120
Deutsche Equity 500 Index VIP Portfolio A	6,187	(22,674)	(16,487)
Deutsche Small Cap Index VIP Portfolio A	63	(3,050)	(2,987)
Eaton Vance VT Floating-Rate Income Fund Initial Class	500	—	500
Fidelity VIP Contrafund Portfolio Service Class 2	94,803	(356,469)	(261,666)
Fidelity VIP Growth Portfolio Initial Class	131	(210)	(79)
Fidelity VIP Growth Portfolio Service Class 2	113,195	(70,462)	42,733
Fidelity VIP Mid Cap Portfolio Service Class 2	63,289	(185,210)	(121,921)
Fidelity VIP Overseas Portfolio Service Class 2	1,579	(1,579)	—

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
First Trust Multi Income Allocation Portfolio Class I	581	—	581
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	22,435	—	22,435
Franklin Founding Funds Allocation VIP Fund Class 4	24,490	—	24,490
Franklin Income VIP Fund Class 2	407,103	(239,224)	167,879
Franklin Income VIP Fund Class 4	31,516	—	31,516
Franklin Mutual Shares VIP Fund Class 2	97,243	(329,390)	(232,147)
Franklin Mutual Shares VIP Fund Class 4	837	—	837
Franklin Rising Dividends VIP Fund Class 4	6,176	(63)	6,113
Franklin Small Cap Value VIP Fund Class 4	930	—	930
Franklin Small-Mid Cap Growth VIP Fund Class 4	1,845	—	1,845
Goldman Sachs VIT Large Cap Value Fund Service Class	1,168	(14,118)	(12,950)
Goldman Sachs VIT Money Market Fund Service Class	61,362	(5,059)	56,303
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	11,670	—	11,670
Goldman Sachs VIT Strategic Income Fund Advisor Class	2,264	—	2,264
Guggenheim Long Short Equity Fund	11,719	—	11,719
Guggenheim Multi-Hedge Strategies Fund	2,942	—	2,942
Hartford Capital Appreciation HLS Fund Class IC	4,225	—	4,225
Huntington VA Balanced Fund	—	(427)	(427)
Huntington VA Dividend Capture Fund	22	(137)	(115)
Invesco V.I. American Franchise Fund Series I	147	(6,880)	(6,733)
Invesco V.I. American Franchise Fund Series II	4	(281)	(277)
Invesco V.I. Balanced-Risk Allocation Fund Series II	9,836	—	9,836
Invesco V.I. Comstock Fund Series II	861	—	861
Invesco V.I. Core Equity Fund Series I	1	(4,685)	(4,684)
Invesco V.I. Diversified Dividend Fund Series II	1,538	—	1,538
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	3,999	—	3,999
Invesco V.I. International Growth Fund Series I	26	(976)	(950)
Invesco V.I. International Growth Fund Series II	11,014	(129)	10,885
Ivy Funds VIP Asset Strategy Portfolio Class A	24,810	—	24,810
Ivy Funds VIP Energy Portfolio Class A	299	—	299
Ivy Funds VIP High Income Portfolio Class A	2,411	—	2,411
Ivy Funds VIP Micro Cap Growth Portfolio Class A	493	—	493
Ivy Funds VIP Mid Cap Growth Portfolio Class A	1,469	—	1,469
Ivy Funds VIP Science and Technology Portfolio Class A	3,902	—	3,902
Janus Aspen Balanced Portfolio Service Shares	53	(4,766)	(4,713)
Janus Aspen Enterprise Portfolio Service Shares	860	(4,770)	(3,910)
Janus Aspen Global Research Portfolio Service Shares	17	(187)	(170)
JPMIT Intrepid Mid Cap Portfolio Class 2	2,143	(42)	2,101
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	379,837	(13,354)	366,483
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	24,956	(24)	24,932
LVIP American Global Growth Allocation Managed Risk Fund Service Class	197,323	(2,245)	195,078
LVIP American Global Growth Fund Service Class II	58,563	(20,440)	38,123
LVIP American Global Small Capitalization Fund Service Class II	43,062	(12,491)	30,571
LVIP American Growth Allocation Fund Service Class	3,934	—	3,934
LVIP American Growth Fund Service Class II	114,022	(52,234)	61,788
LVIP American Growth-Income Fund Service Class II	114,470	(46,554)	67,916
LVIP American International Fund Service Class II	82,780	(38,637)	44,143
LVIP American Preservation Fund Service Class	514	—	514
LVIP Baron Growth Opportunities Fund Service Class	113,664	(174,621)	(60,957)
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	762,841	(51,210)	711,631
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	1,223,182	(53,320)	1,169,862
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	3,649,028	(132,051)	3,516,977
LVIP BlackRock Inflation Protected Bond Fund Service Class	798,569	(338,491)	460,078
LVIP BlackRock Multi-Asset Income Fund Service Class	11,892	—	11,892
LVIP Clarion Global Real Estate Fund Service Class	81,675	(125,740)	(44,065)
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	325,642	(8,437)	317,205
LVIP Delaware Bond Fund Standard Class	32,462	(108,887)	(76,425)
LVIP Delaware Bond Fund Service Class	1,106,492	(322,718)	783,774
LVIP Delaware Diversified Floating Rate Fund Standard Class	861	(76)	785
LVIP Delaware Diversified Floating Rate Fund Service Class	1,575,283	(428,678)	1,146,605
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	14	(631)	(617)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	314	(14,363)	(14,049)

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Delaware Social Awareness Fund Standard Class	10	(6,773)	(6,763)
LVIP Delaware Social Awareness Fund Service Class	35,543	(37,528)	(1,985)
LVIP Delaware Special Opportunities Fund Service Class	24,672	(54,662)	(29,990)
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	777,951	(46,413)	731,538
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	7,966	(31,160)	(23,194)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	721,463	(96,399)	625,064
LVIP Dimensional/Vanguard Total Bond Fund Service Class	974,241	(61,421)	912,820
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	556,963	(3,412)	553,551
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	13,629	(253)	13,376
LVIP Global Conservative Allocation Managed Risk Fund Service Class	1,889,118	(852,547)	1,036,571
LVIP Global Growth Allocation Managed Risk Fund Service Class	9,471,498	(985,832)	8,485,666
LVIP Global Income Fund Service Class	901,959	(102,406)	799,553
LVIP Global Moderate Allocation Managed Risk Fund Service Class	7,409,046	(968,024)	6,441,022
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	166,573	(544)	166,029
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	606,639	(12,687)	593,952
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	915,918	(52,522)	863,396
LVIP JPMorgan High Yield Fund Service Class	151,561	(135,604)	15,957
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	453	(41)	412
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	968,191	(47,010)	921,181
LVIP Managed Risk Profile 2010 Fund Service Class	22	(1,018)	(996)
LVIP Managed Risk Profile 2020 Fund Service Class	71	(275)	(204)
LVIP Managed Risk Profile 2030 Fund Service Class	1	(190)	(189)
LVIP Managed Risk Profile 2040 Fund Service Class	—	(76)	(76)
LVIP MFS International Growth Fund Service Class	143,247	(86,684)	56,563
LVIP MFS International Growth Managed Volatility Fund Service Class	530,416	(41,286)	489,130
LVIP MFS Value Fund Service Class	154,007	(121,354)	32,653
LVIP Mondrian International Value Fund Standard Class	1,838	(10,873)	(9,035)
LVIP Mondrian International Value Fund Service Class	79,047	(160,817)	(81,770)
LVIP Money Market Fund Standard Class	200,482	(235,266)	(34,784)
LVIP Money Market Fund Service Class	1,195,509	(1,406,505)	(210,996)
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	56,798	(41)	56,757
LVIP PIMCO Low Duration Bond Fund Service Class	448,245	(79,675)	368,570
LVIP SSgA Bond Index Fund Service Class	567,979	(310,469)	257,510
LVIP SSgA Conservative Index Allocation Fund Service Class	62,124	(44,625)	17,499
LVIP SSgA Conservative Structured Allocation Fund Service Class	374,585	(181,444)	193,141
LVIP SSgA Developed International 150 Fund Service Class	130,607	(90,985)	39,622
LVIP SSgA Emerging Markets 100 Fund Service Class	95,895	(64,807)	31,088
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	1,341,369	(351,859)	989,510
LVIP SSgA International Index Fund Service Class	155,803	(106,565)	49,238
LVIP SSgA International Managed Volatility Fund Service Class	164,015	(1,401)	162,614
LVIP SSgA Large Cap 100 Fund Service Class	102,107	(138,522)	(36,415)
LVIP SSgA Large Cap Managed Volatility Fund Service Class	517,527	(23,719)	493,808
LVIP SSgA Moderate Index Allocation Fund Service Class	404,319	(200,483)	203,836
LVIP SSgA Moderate Structured Allocation Fund Service Class	149,047	(645,897)	(496,850)
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	251,581	(168,411)	83,170
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	133,153	(160,783)	(27,630)
LVIP SSgA S&P 500 Index Fund Standard Class	880	(21,304)	(20,424)
LVIP SSgA S&P 500 Index Fund Service Class	270,799	(411,043)	(140,244)
LVIP SSgA Small-Cap Index Fund Service Class	75,716	(246,446)	(170,730)
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	335	(30)	305
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	749,470	(20,100)	729,370
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	402	—	402
LVIP SSgA Small-Mid Cap 200 Fund Service Class	36,463	(29,447)	7,016
LVIP T. Rowe Price Growth Stock Fund Service Class	182,496	(100,772)	81,724
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	57	(532)	(475)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	43,507	(34,418)	9,089
LVIP Templeton Growth Managed Volatility Fund Service Class	2,256,725	(274,478)	1,982,247
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	234	(2,086)	(1,852)
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	363,089	(39,324)	323,765
LVIP Vanguard Domestic Equity ETF Fund Service Class	75,447	(58,009)	17,438
LVIP Vanguard International Equity ETF Fund Service Class	73,550	(52,453)	21,097
LVIP VIP ContraPortfolio Managed Volatility Portfolio Service Class	1,337,997	(69,341)	1,268,656

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	49,745	(433)	49,312
LVIP Wellington Capital Growth Fund Service Class	19,833	(29,981)	(10,148)
LVIP Wellington Mid-Cap Value Fund Service Class	101,456	(69,262)	32,194
Lord Abbett Series Fund Bond Debenture Portfolio Class VC	6,112	—	6,112
Lord Abbett Series Fund Developing Growth Portfolio Class VC	1,510	(24)	1,486
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC	57	(243)	(186)
Lord Abbett Series Fund Short Duration Income Portfolio Class VC	3,594	—	3,594
MFS VIT Core Equity Series Service Class	3	(226)	(223)
MFS VIT Growth Series Initial Class	692	(1,901)	(1,209)
MFS VIT Growth Series Service Class	18,148	(22,561)	(4,413)
MFS VIT Total Return Series Initial Class	1,107	(8,057)	(6,950)
MFS VIT Utilities Series Initial Class	—	(2,089)	(2,089)
MFS VIT Utilities Series Service Class	49,234	(75,558)	(26,324)
MFS VIT II International Value Series Service Class	285	—	285
NB AMT Mid Cap Intrinsic Value Portfolio I Class	5,020	(35,087)	(30,067)
Oppenheimer Global Fund/VA Service Shares	399	(797)	(398)
Oppenheimer International Growth Fund/VA Service Shares	5,136	—	5,136
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	1,246	(53)	1,193
PIMCO VIT All Asset All Authority Portfolio Advisor Class	10,774	—	10,774
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	70,719	(22,409)	48,310
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	7,674	—	7,674
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	5,639	—	5,639
Putnam VT Global Health Care Fund Class IB	2,193	(1,601)	592
Putnam VT Growth & Income Fund Class IB	22	(109)	(87)
Templeton Foreign VIP Fund Class 4	3,994	—	3,994
Templeton Global Bond VIP Fund Class 2	74,762	(95,941)	(21,179)
Templeton Global Bond VIP Fund Class 4	3,780	—	3,780
Templeton Growth VIP Fund Class 2	4,064	(34,114)	(30,050)
Transparent Value Directional Allocation VI Portfolio Class II	397	—	397
UIF Global Infrastructure Portfolio Class II	1,163	—	1,163
Van Eck VIP Global Hard Assets Fund Class S	1,331	—	1,331
Virtus VIT Equity Trend Series Class A	1,994	—	1,994
Virtus VIT Multi-Sector Fixed Income Series Class A	3,154	—	3,154
Invesco V.I. Core Equity Fund Series II

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of Lincoln New York Account N for Variable Annuities

We have audited the accompanying statements of assets and liabilities of Lincoln New York Account N for Variable Annuities ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for a portion of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln New York Account N for Variable Annuities at December 31, 2015, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 12, 2016

Lincoln New York Account N for Variable Annuities
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2015
Statement of Operations - Year ended December 31, 2015
Statements of Changes in Net Assets - Years ended December 31, 2015 and 2014
Notes to Financial Statements - December 31, 2015
Report of Independent Registered Public Accounting Firm
3. Part B
The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:
Balance Sheets - Years ended December 31, 2015 and 2014
Statements of Comprehensive Income (Loss) - Years ended December 31, 2015, 2014 and 2013
Statements of Stockholder’s Equity - Years ended December 31, 2015, 2014 and 2013
Statements of Cash Flows - Years ended December 31, 2015, 2014 and 2013
Notes to Financial Statements - December 31, 2015
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1)(a) Resolution of Board of Directors and Memorandum authorizing establishment of the Variable Account are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.
(b) Amendment to that Certain Memorandum incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.
(2) Not Applicable
(3)(a) Principal Underwriting Agreement between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.
(b) Broker-Dealer Selling Group Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-170897) filed on April 8, 2011.
(4)(a) Annuity Contract (30070BNYL 5/03) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-141754) filed on April 14, 2004.
(b) Contract Specifications (30070 - B Share) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-171097) filed on June 21, 2011.
(c) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-171096) filed on April 12, 2016.
(d) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-171096) filed on April 12, 2016.
(e) Guaranteed Account Values for DCA Fixed Account (NYLGV) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-171097) filed on June 21, 2011.
(f) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

(g) Section 403(b) Annuity Endorsement (32481NY-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-141763) filed on April 7, 2009.
(h) Enhanced Minimum Guaranteed Death Benefit (32149-NY) incorporated herein by reference to Post-Effective Amendment No. 25 (File No. 333-40937) filed on April 13, 2007.
(i) Variable Annuity Guaranteed Income Benefit Rider (LINC 2.0) (AR-529 8/10 NY) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.
(j) Guaranteed Income Benefit Rider (GIB v4) AR-528 8/10 NY) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.
(k) Contract Benefit Data (CBD 8/10 NY) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.
(l) Variable Annuity Payment Option Rider (i4LA-NQ 8/10 NY Rev 09-02) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.
(m) Variable Annuity Payment Option Rider (i4LA-Q 8/10 NY Rev 09-02) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.
(n) Contract Endorsement (AR514-DOMA) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-171097) filed on June 21, 2011.
(i) Amendatory Endorsement (AR-567 DOMA) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-170897) filed on November 5, 2013.
(o) Variable Annuity Amendment (AR 440 NY 06/05) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-171097) filed on June 21, 2011.
(p) Contract Amendment – Maturity Date (AR-554 10/14) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-181616) filed on April 8, 2015
(5) ChoicePlus Prime Application (ANF06747NY1 2/10) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-141752) filed on April 7, 2010.
(6) Amended and Restated By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-175691) filed on July 21, 2011.
(7)(a) Automatic Indemnity Reinsurance Agreement dated December 31, 2007, Amended and Restated as of January 1, 2010 between Lincoln Life & Annuity Company of New York and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-141758) filed on April 7, 2010.
(b) Novation Agreement effective as of January 1, 2010 by and among Lincoln National Reinsurance Company (Barbados) Limited, Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-141758) filed on April 7, 2010.
(i) Amendments to Novation Agreement incorporated herein by reference to Post-Effective Amendment No. 21 (File 333-145531) filed on November 5, 2013.
(8)(a) Accounting and Financial Services Administration Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(b) Fund Participation Agreements and Amendments between Lincoln Life & Annuity Company of New York and:
(i) AIM (Invesco) Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.
(ii) AllianceBernstein Variable Products Series Funds incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(iii) American Funds incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(iv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.
(v) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
B-2

(vi) Deutsche (fka DWS) Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(vii) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(viii) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(ix) JPMorgan Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 20 on Form N-6 (File No. 333-155333) filed on April 1.
(x) Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, and Legg Mason Partners Fund Advisor, LLC incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(xi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 20 on Form N-6 (File No. 333-155333) filed on April 1.
(xii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(xiii) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(c) Rule 22c-2 Agreements between Lincoln Life & Annuity Company of New York and:
(i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ii) BlackRock Variable Series Fund, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.
(iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-145531) filed on March 30, 2012.
(iv) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(v) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-149449) filed on November 26, 2008.
(vi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-149449) filed on November 26, 2008.
(vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(9) Opinion and Consent of Scott C. Durocher, Counsel of The Lincoln National Life Insurance Company, as to legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-186895) filed on May 28, 2013.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York
(11) Not Applicable
(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company incorporated herein by reference to Post-Effective Amendment No. 56 (File No. 033-26032) filed on December 28, 2015.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln New York Account N for Variable Annuities as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.
B-3

Name	Positions and Offices with Depositor
Ellen Cooper**	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**	President and Director
George W. Henderson, III Granville Capital 300 N. Greene Street Greensboro, NC 27401	Director
Mark E. Konen**	Executive Vice President and Director
M. Leanne Lachman 870 United Nations, Plaza, #19-E New York, NY 10017	Director
Louis G. Marcoccia Senior Vice President Syracuse University Crouse-Hinds Hall, Suite 620 900 S. Crouse Ave. Syracuse, NY 13244	Director
Christine Janofsky**	Senior Vice President, Chief Accounting Officer and Controller
Patrick S. Pittard 20 Cates Ridge Atlanta, GA 30327	Director
Robert O. Sheppard*	Assistant Vice President, General Counsel and Secretary
*Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202
**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 29, 2016 there were 19,227 contract owners under Account N.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.
Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such
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director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company (“Lincoln Life”), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258, to provide accounting services for the VAA.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
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(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.
(d) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.
SIGNATURES
(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 21st day of April, 2016.
Lincoln New York Account N for Variable Annuities (Registrant) Lincoln ChoicePlus AssuranceSM (Prime)
By:	/s/Kimberly A. Genovese Kimberly A. Genovese Assistant Vice President, Lincoln Life & Annuity Company of New York (Title)
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (Depositor)
By:	/s/Stephen R. Turer Stephen R. Turer Vice President, Lincoln Life & Annuity Company of New York (Title)
(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 21, 2016.
Signature	Title
* Dennis R. Glass	President (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* George W. Henderson, III	Director
* Mark E. Konen	Executive Vice President and Director
* M. Leanne Lachman	Director
* Louis G. Marcoccia	Director
* Patrick S. Pittard	Director
*By: /s/ Kimberly A. Genovese Kimberly A. Genovese	Pursuant to a Power of Attorney
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